                                                                     EXHIBIT 4.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     J. L. FRENCH AUTOMOTIVE CASTINGS, INC.
                              FRENCH HOLDINGS, INC.
                          ALLOTECH INTERNATIONAL, INC.
                            J. L. FRENCH CORPORATION




                   11 1/2% SENIOR SUBORDINATED NOTES DUE 2009

                 ----------------------------------------------




                                    INDENTURE

                            Dated as of May 28, 1999









           ---------------------------------------------------------
                      U.S. BANK TRUST NATIONAL ASSOCIATION


                                     Trustee


                              ---------------------



--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE*

TRUST INDENTURE

   Act Section                                Indenture Section

310  (a)(1)                                         7.10

     (a)(2)                                         7.10

     (a)(3)                                         N.A.

     (a)(4)                                         N.A.

     (a)(5)                                         7.10

     (b)                                            7.10

     (c)                                             N.A.

311  (a)                                            7.11

     (b)                                            7.11

     (c)                                             N.A.

312  (a)                                            2.05

     (b)                                            11.03

     (c)                                            11.03

313  (a)                                            7.06

     (b)(1)                                         10.03

     (b)(2)                                         7.07

     (c)                                         7.06;11.02

     (d)                                            7.06

314  (a)                                           4.03;11.02

     (b)                                            10.02

     (c)(1)                                         11.04


     (c)(2)                                         11.04

     (c)(3)                                         N.A.

     (d)                                            N.A.

     (e)                                            11.05

     (f)                                            N.A.

315  (a)                                            7.01


     (b)                                         7.05,11.02

     (c)                                            7.01

     (d)                                            7.01

     (e)                                            6.11

316  (a) (last sentence)                            2.09


     (a)(1)(A)                                      6.05

     (a)(1)(B)                                      6.04

     (a)(2)                                         N.A.

     (b)                                            6.07

     (c)                                            2.12

317  (a)(1)                                         6.08


     (a)(2)                                         6.09

     (b)                                            2.04

318  (a)                                           11.01


     (b)                                            N.A.

     (c)                                            11.01


         N.A. means not applicable.

         *  This Cross Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                                              PAGE




                               ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.01. DEFINITIONS.....................................................1
                                                                                               --
                  SECTION 1.02. OTHER DEFINITIONS..............................................23
                                                                                               --
                  SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT..............24
                                                                                               --
                  SECTION 1.04. RULES OF CONSTRUCTION..........................................24
                                                                                               --

                                                ARTICLE 2 THE NOTES

                  SECTION 2.01. FORM AND DATING................................................25
                                                                                               --
                  SECTION 2.02. EXECUTION AND AUTHENTICATION...................................26
                                                                                               --
                  SECTION 2.03. REGISTRAR AND PAYING AGENT.....................................26
                                                                                               --
                  SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST............................26
                                                                                               --
                  SECTION 2.05. HOLDER LISTS...................................................27
                                                                                               --
                  SECTION 2.06. TRANSFER AND EXCHANGE..........................................27
                                                                                               --
                  SECTION 2.07. REPLACEMENT NOTES..............................................38
                                                                                               --
                  SECTION 2.08. OUTSTANDING NOTES.............................................38G
                                                                                              ---
                  SECTION 2.09. TREASURY NOTES.................................................38
                                                                                               --
                  SECTION 2.10. TEMPORARY NOTES................................................39
                                                                                               --
                  SECTION 2.11. CANCELLATION...................................................39
                                                                                               --
                  SECTION 2.12. DEFAULTED INTEREST.............................................39
                                                                                               --
                  SECTION 2.13. CUSIP NUMBERS..................................................39
                                                                                               --

                                        ARTICLE 3 REDEMPTION AND PREPAYMENT

                  SECTION 3.01. NOTICES TO TRUSTEE.............................................40
                                                                                               --
                  SECTION 3.02. SELECTION OF NOTES TO BE REDEEMED..............................40
                                                                                               --
                  SECTION 3.03. NOTICE OF REDEMPTION...........................................40
                                                                                               --
                  SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION.................................41
                                                                                               --
                  SECTION 3.05. DEPOSIT OF REDEMPTION PRICE....................................41
                                                                                               --
                  SECTION 3.06. NOTES REDEEMED IN PART.........................................41
                                                                                               --
                  SECTION 3.07. OPTIONAL REDEMPTION............................................41
                                                                                               --
                  SECTION 3.08. MANDATORY REDEMPTION...........................................42
                                                                                               --
                  SECTION 3.09. OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS............42
                                                                                               --

                                                ARTICLE 4 COVENANTS

                  SECTION 4.01. PAYMENT OF NOTES...............................................44
                                                                                               --
                  SECTION 4.02. MAINTENANCE OF OFFICE OR AGENCY................................44
                                                                                               --
                  SECTION 4.03. REPORTS........................................................44
                                                                                               --
                  SECTION 4.04. COMPLIANCE CERTIFICATE.........................................45
                                                                                               --
                  SECTION 4.05. TAXES..........................................................46
                                                                                               --
                  SECTION 4.06. STAY, EXTENSION AND USURY LAWS.................................46
                                                                                               --
                  SECTION 4.07. RESTRICTED PAYMENTS............................................46
                                                                                               --
                  SECTION 4.08. DIVIDEND AND OTHER PAYMENT RESTRICTIONS
                                AFFECTING SUBSIDIARIES.........................................48
                                                                                               --
                  SECTION 4.09. INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF
                                PREFERRED STOCK................................................49
                                                                                               --
                  SECTION 4.10. ASSET SALES....................................................52

                  SECTION 4.11. TRANSACTIONS WITH AFFILIATES...................................53
                                                                                               --
                  SECTION 4.12. LIENS..........................................................54
                                                                                               --
                  SECTION 4.13. BUSINESS ACTIVITIES............................................54
                                                                                               --
                  SECTION 4.14. CORPORATE EXISTENCE............................................54
                                                                                               --
                  SECTION 4.15. OFFER TO REPURCHASE UPON CHANGE OF CONTROL.....................54
                                                                                               --
                  SECTION 4.16. DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES........55
                                                                                               --
                  SECTION 4.17. LIMITATION ON FOREIGN INDEBTEDNESS.............................56
                                                                                               --
                  SECTION 4.18. PAYMENTS FOR CONSENT...........................................56
                                                                                               --
                  SECTION 4.19. ADDITIONAL SUBSIDIARY GUARANTIES...............................56
                                                                                               --
                  SECTION 4.20. LIMITATION ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS..........57
                                                                                               --
                  SECTION 4.21. NO SENIOR SUBORDINATED DEBT....................................57
                                                                                               --

                                               ARTICLE 5 SUCCESSORS

                  SECTION 5.01. MERGER, CONSOLIDATION, OR SALE OF ASSETS.                      57
                                                                                               --
                  SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED.                             58
                                                                                               --

                                          ARTICLE 6 DEFAULTS AND REMEDIES

                  SECTION 6.01. EVENTS OF DEFAULT..............................................58
                                                                                               --
                  SECTION 6.02. ACCELERATION...................................................59
                                                                                               --
                  SECTION 6.03. OTHER REMEDIES.................................................60
                                                                                               --
                  SECTION 6.04. WAIVER OF PAST DEFAULTS........................................60
                                                                                               --
                  SECTION 6.05. CONTROL BY MAJORITY............................................60
                                                                                               --
                  SECTION 6.06. LIMITATION ON SUITS............................................60
                                                                                               --
                  SECTION 6.07. RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT..................61
                                                                                               --
                  SECTION 6.08. COLLECTION SUIT BY TRUSTEE.....................................61
                                                                                               --
                  SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM...............................61
                                                                                               --
                  SECTION 6.10. PRIORITIES.....................................................63
                                                                                               --
                  SECTION 6.11. UNDERTAKING FOR COSTS..........................................63
                                                                                               --

                                                 ARTICLE 7 TRUSTEE

                  SECTION 7.01. DUTIES OF TRUSTEE..............................................64
                                                                                               --
                  SECTION 7.02. RIGHTS OF TRUSTEE..............................................65
                                                                                               --
                  SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE...................................65
                                                                                               --
                  SECTION 7.04. TRUSTEE'S DISCLAIMER...........................................65
                                                                                               --
                  SECTION 7.05. NOTICE OF DEFAULTS.............................................65
                                                                                               --
                  SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.....................66
                                                                                               --
                  SECTION 7.07. COMPENSATION AND INDEMNITY.....................................66
                                                                                               --
                  SECTION 7.08. REPLACEMENT OF TRUSTEE.........................................67
                                                                                               --
                  SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC...............................68
                                                                                               --
                  SECTION 7.10. ELIGIBILITY; DISQUALIFICATION..................................68
                                                                                               --
                  SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY..............68
                                                                                               --

                                ARTICLE 8 LEGAL DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 8.01. OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.......68
                                                                                               --
                  SECTION 8.02. LEGAL DEFEASANCE AND DISCHARGE.................................68
                                                                                               --
                  SECTION 8.03. COVENANT DEFEASANCE............................................69
                                                                                               --
                  SECTION 8.04. CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.....................69
                                                                                               --


                  SECTION 8.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN
                                TRUST; OTHER MISCELLANEOUS PROVISIONS..........................70
                                                                                               --
                  SECTION 8.06. REPAYMENT TO COMPANY...........................................71
                                                                                               --
                  SECTION 8.07. REINSTATEMENT..................................................71
                                                                                               --

                                    ARTICLE 9 AMENDMENT, SUPPLEMENT AND WAIVER

                  SECTION 9.01. WITHOUT CONSENT OF HOLDERS OF NOTES............................72
                                                                                               --
                  SECTION 9.02. WITH CONSENT OF HOLDERS OF NOTES...............................72
                                                                                               --
                  SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT............................74
                                                                                               --
                  SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS..............................74
                                                                                               --
                  SECTION 9.05. NOTATION ON OR EXCHANGE OF NOTES...............................74
                                                                                               --
                  SECTION 9.06. TRUSTEE TO SIGN AMENDMENTS, ETC................................74
                                                                                               --

                                             ARTICLE 10 SUBORDINATION

                  SECTION 10.01. AGREEMENT TO SUBORDINATE......................................75
                                                                                               --
                  SECTION 10.02. LIQUIDATION; DISSOLUTION; BANKRUPTCY..........................75
                                                                                               --
                  SECTION 10.03. DEFAULT ON DESIGNATED SENIOR DEBT.............................75
                                                                                               --
                  SECTION 10.04. ACCELERATION OF SECURITIES....................................76
                                                                                               --
                  SECTION 10.05. WHEN DISTRIBUTION MUST BE PAID OVER...........................76
                                                                                               --
                  SECTION 10.06. NOTICE BY COMPANY.............................................77
                                                                                               --
                  SECTION 10.07. SUBROGATION...................................................77
                                                                                               --
                  SECTION 10.08. RELATIVE RIGHTS...............................................77
                                                                                               --
                  SECTION 10.09. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY..................77
                                                                                               --
                  SECTION 10.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE......................77
                                                                                               --
                  SECTION 10.11. RIGHTS OF TRUSTEE AND PAYING AGENT............................78
                                                                                               --
                  SECTION 10.12. AUTHORIZATION TO EFFECT SUBORDINATION.........................78
                                                                                               --
                  SECTION 10.13. AMENDMENTS....................................................78
                                                                                               --

                                         ARTICLE 11 SUBSIDIARY GUARANTIES

                  SECTION 11.01. GUARANTY......................................................78
                                                                                               --
                  SECTION 11.02. SUBORDINATION OF SUBSIDIARY GUARANTY..........................79
                                                                                               --
                  SECTION 11.03. LIMITATION ON SUBSIDIARY GUARANTOR LIABILITY..................80
                                                                                               --
                  SECTION 11.04. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTY.................80
                                                                                               --
                  SECTION 11.05. SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON
                                 CERTAIN TERMS.................................................80
                                                                                               --
                  SECTION 11.06. RELEASES FOLLOWING SALE OF ASSETS.............................81
                                                                                               --

                                             ARTICLE 12 MISCELLANEOUS

                  SECTION 12.01. TRUST INDENTURE ACT CONTROLS..................................82
                                                                                               --
                  SECTION 12.02. NOTICES.......................................................82
                                                                                               --
                  SECTION 12.03. COMMUNICATION BY HOLDERS OF NOTES WITH OTHER
                                 HOLDERS OF NOTES..............................................83
                                                                                               --
                  SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT............83
                                                                                               --
                  SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.................83
                                                                                               --
                  SECTION 12.06. RULES BY TRUSTEE AND AGENTS...................................84
                                                                                               --
                  SECTION 12.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES
                                 AND STOCKHOLDERS..............................................84
                                                                                               --
                  SECTION 12.08. GOVERNING LAW.................................................84
                                                                                               --
                  SECTION 12.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.................84
                                                                                               --
                  SECTION 12.10. SUCCESSORS....................................................84
                                                                                               --
                  SECTION 12.11. SEVERABILITY..................................................84
                                                                                               --


                  SECTION 12.12. COUNTERPART ORIGINALS.........................................84
                                                                                               --
                  SECTION 12.13. TABLE OF CONTENTS, HEADINGS, ETC..............................85
                                                                                               --

                                   EXHIBITS

EXHIBIT A1        FORM OF NOTE
EXHIBIT A2        FORM OF REGULATION S TEMPORARY GLOBAL NOTE
EXHIBIT B         FORM OF CERTIFICATE OF TRANSFER
EXHIBIT C         FORM OF CERTIFICATE OF EXCHANGE
EXHIBIT D         FORM OF CERTIFICATE OF ACQUIRING INSTITUTIONAL ACCREDITED
                  INVESTOR
EXHIBIT E         FORM OF NOTATION OF GUARANTY
EXHIBIT F         FORM OF SUPPLEMENTAL INDENTURE TO BE DELIVERED BY SUBSEQUENT
                  SUBSIDIARY GUARANTORS

         INDENTURE DATED AS OF MAY 28, 1999 BY AND AMONG J. L. FRENCH AUTOMOTIVE CASTINGS, INC., A DELAWARE CORPORATION (THE "COMPANY"), AND FRENCH HOLDINGS, INC., A DELAWARE CORPORATION, ALLOTECH INTERNATIONAL, INC., A WISCONSIN CORPORATION, J. L. FRENCH CORPORATION, A WISCONSIN CORPORATION (EACH INDIVIDUALLY A "SUBSIDIARY GUARANTOR" AND COLLECTIVELY THE "SUBSIDIARY GUARANTORS"), AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE (THE "TRUSTEE").

         THE COMPANY AND THE TRUSTEE AGREE AS FOLLOWS FOR THE BENEFIT OF EACH OTHER AND FOR THE EQUAL AND RATABLE BENEFIT OF THE HOLDERS OF THE 11 1/2% SENIOR SUBORDINATED NOTES DUE 2009 (THE "NOTES"):

                                   ARTICLE 1
                         DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01. DEFINITIONS.

         "144A GLOBAL NOTE" MEANS A GLOBAL NOTE SUBSTANTIALLY IN THE FORM OF EXHIBIT A1 HERETO BEARING THE GLOBAL NOTE LEGEND AND THE PRIVATE PLACEMENT LEGEND AND DEPOSITED WITH OR ON BEHALF OF, AND REGISTERED IN THE NAME OF, THE DEPOSITARY OR ITS NOMINEE THAT WILL BE ISSUED IN A DENOMINATION EQUAL TO THE OUTSTANDING PRINCIPAL AMOUNT OF THE NOTES SOLD IN RELIANCE ON RULE 144A.

         SET FORTH BELOW ARE CERTAIN DEFINED TERMS USED IN THE INDENTURE. REFERENCE IS MADE TO THE INDENTURE FOR A FULL DISCLOSURE OF ALL SUCH TERMS, AS WELL AS ANY OTHER CAPITALIZED TERMS USED HEREIN FOR WHICH NO DEFINITION IS PROVIDED.

         "ACQUIRED DEBT" MEANS, WITH RESPECT TO ANY SPECIFIED PERSON:

         (1) INDEBTEDNESS OF ANY OTHER PERSON EXISTING AT THE TIME SUCH OTHER PERSON IS MERGED WITH OR INTO OR BECAME A SUBSIDIARY OF SUCH SPECIFIED PERSON, WHETHER OR NOT SUCH INDEBTEDNESS IS INCURRED IN CONNECTION WITH, OR IN CONTEMPLATION OF, SUCH OTHER PERSON MERGING WITH OR INTO, OR BECOMING A SUBSIDIARY OF, SUCH SPECIFIED PERSON; AND

         (2) INDEBTEDNESS SECURED BY A LIEN ENCUMBERING ANY ASSET ACQUIRED BY SUCH SPECIFIED PERSON.

         "ADDITIONAL NOTES" MEANS UP TO $100.0 MILLION IN AGGREGATE PRINCIPAL AMOUNT OF NOTES (OTHER THAN THE INITIAL NOTES) ISSUED UNDER THIS INDENTURE IN ACCORDANCE WITH SECTIONS 2.02 AND 4.09 HEREOF.

         "AFFILIATE" OF ANY SPECIFIED PERSON MEANS ANY OTHER PERSON DIRECTLY OR INDIRECTLY CONTROLLING OR CONTROLLED BY OR UNDER DIRECT OR INDIRECT COMMON CONTROL WITH SUCH SPECIFIED PERSON. FOR PURPOSES OF THIS DEFINITION, "CONTROL," AS USED WITH RESPECT TO ANY PERSON, SHALL MEAN THE POSSESSION, DIRECTLY OR INDIRECTLY, OF THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT OR POLICIES OF SUCH PERSON, WHETHER THROUGH THE OWNERSHIP OF VOTING SECURITIES, BY AGREEMENT OR OTHERWISE; PROVIDED THAT BENEFICIAL OWNERSHIP OF 10% OR MORE OF THE VOTING STOCK OF A PERSON SHALL BE DEEMED TO BE CONTROL. FOR PURPOSES OF THIS DEFINITION, THE TERMS

"CONTROLLING," "CONTROLLED BY" AND "UNDER COMMON CONTROL WITH" SHALL HAVE CORRELATIVE MEANINGS.

         "AGENT" MEANS ANY REGISTRAR, PAYING AGENT OR CO-REGISTRAR.


         "APPLICABLE PROCEDURES" MEANS, WITH RESPECT TO ANY TRANSFER OR EXCHANGE OF OR FOR BENEFICIAL INTERESTS IN ANY GLOBAL NOTE, THE RULES AND PROCEDURES OF THE DEPOSITARY, EUROCLEAR AND CEDEL THAT APPLY TO SUCH TRANSFER OR EXCHANGE.

         "ASSET SALE" MEANS:

         (1) THE SALE, LEASE, CONVEYANCE OR OTHER DISPOSITION OF ANY ASSETS OR RIGHTS, OTHER THAN SALES OR LEASES IN THE ORDINARY COURSE OF BUSINESS CONSISTENT WITH PAST PRACTICES; PROVIDED THAT THE SALE, CONVEYANCE OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY AND ITS RESTRICTED SUBSIDIARIES TAKEN AS A WHOLE SHALL BE GOVERNED BY THE PROVISIONS OF THE INDENTURE DESCRIBED IN SECTION 4.15 HEREOF AND/OR THE PROVISIONS DESCRIBED IN SECTION 5.01 AND NOT BY THE PROVISIONS OF SECTION 4.10 HEREOF; AND

         (2) THE ISSUANCE OF EQUITY INTERESTS BY ANY OF THE COMPANY'S RESTRICTED SUBSIDIARIES OR THE SALE OF EQUITY INTERESTS IN ANY OF ITS RESTRICTED SUBSIDIARIES.

         NOTWITHSTANDING THE PRECEDING, THE FOLLOWING ITEMS SHALL NOT BE DEEMED TO BE ASSET SALES:

         (1) ANY SINGLE TRANSACTION OR SERIES OF RELATED TRANSACTIONS THAT INVOLVES ASSETS HAVING A FAIR MARKET VALUE OF LESS THAN $2.5 MILLION;

         (2) A TRANSFER OF ASSETS BETWEEN OR AMONG THE COMPANY AND ITS RESTRICTED SUBSIDIARIES,

         (3) AN ISSUANCE OF EQUITY INTERESTS BY A RESTRICTED SUBSIDIARY TO THE COMPANY OR TO ANOTHER RESTRICTED SUBSIDIARY;

         (4) THE SALE, LEASE OR LICENSE OF EQUIPMENT, INVENTORY, ACCOUNTS RECEIVABLE OR OTHER ASSETS IN THE ORDINARY COURSE OF BUSINESS;

         (5)      THE SALE OR OTHER DISPOSITION OF CASH OR CASH EQUIVALENTS;

         (6) A RESTRICTED PAYMENT OR PERMITTED INVESTMENT THAT IS PERMITTED BY SECTION 4.07 HEREOF;

         (7) THE LICENSING OR SUBLICENSING OF INTELLECTUAL PROPERTY OR OTHER GENERAL INTANGIBLES AND LICENSES, LEASES OR SUBLEASES OF OTHER PROPERTY IN THE ORDINARY COURSE OF BUSINESS AND WHICH DO NOT MATERIALLY INTERFERE WITH THE BUSINESS OF THE COMPANY AND ITS SUBSIDIARIES;

         (8) SALES OF RECEIVABLES AND RELATED ASSETS (INCLUDING CONTRACT RIGHTS) OF THE TYPE SPECIFIED IN THE DEFINITION OF "QUALIFIED SECURITIZATION TRANSACTION" TO A SECURITIZATION ENTITY FOR THE FAIR MARKET VALUE THEREOF;

         (9) AN EXCHANGE OR SERIES OF EXCHANGES OF LONG-TERM ASSETS; PROVIDED (I) THAT THE LONG-TERM ASSETS RECEIVED BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES HAVE A FAIR MARKET VALUE (AS DETERMINED BY THE COMPANY) AT LEAST EQUAL TO THE FAIR MARKET VALUE OF THE ASSETS FOR WHICH THEY WERE EXCHANGED AND ARE USED OR USEFUL IN A PERMITTED BUSINESS AND (II) THAT THE AGGREGATE FAIR MARKET VALUE (AS DETERMINED ABOVE) OF SUCH LONG-TERM ASSETS, TAKEN TOGETHER WITH THE FAIR MARKET VALUE OF ALL OTHER LONG-TERM ASSETS RECEIVED PURSUANT TO THIS CLAUSE
                  (9) LESS THE AMOUNT OF NET PROCEEDS PREVIOUSLY REALIZED IN CASH FROM THE DISPOSITION OF SUCH EARLIER RECEIVED LONG-TERM ASSETS IS, AT THE TIME OF RECEIPT OF SUCH LONG-TERM ASSETS (WITH THE FAIR MARKET VALUE OF EACH LONG-TERM ASSET BEING MEASURED AT THE TIME RECEIVED AND WITHOUT GIVING EFFECT TO SUBSEQUENT CHANGES IN VALUE), LESS THAN 10.0% OF TOTAL ASSETS; AND

         (10) ANY EXCHANGE OF LIKE PROPERTY PURSUANT TO 1031(G) OF THE INTERNAL REVENUE CODE OF 1986, AS
                  AMENDED, FOR USE IN A PERMITTED BUSINESS.

         "ATTRIBUTABLE DEBT" IN RESPECT OF A SALE AND LEASEBACK TRANSACTION MEANS, AT THE TIME OF DETERMINATION, THE PRESENT VALUE OF THE OBLIGATION OF THE LESSEE FOR NET RENTAL PAYMENTS DURING THE REMAINING TERM OF THE LEASE INCLUDED IN SUCH SALE AND LEASEBACK TRANSACTION INCLUDING ANY PERIOD FOR WHICH SUCH LEASE HAS BEEN EXTENDED OR MAY, AT THE OPTION OF THE LESSOR, BE EXTENDED. SUCH PRESENT VALUE SHALL BE CALCULATED USING A DISCOUNT RATE EQUAL TO THE RATE OF INTEREST IMPLICIT IN SUCH TRANSACTION, DETERMINED IN ACCORDANCE WITH GAAP.

         "BANKRUPTCY LAW" MEANS TITLE 11, U.S. CODE OR ANY SIMILAR FEDERAL OR STATE LAW FOR THE RELIEF OF DEBTORS.

         "BENEFICIAL OWNER" HAS THE MEANING ASSIGNED TO SUCH TERM IN RULE 13D-3 AND RULE 13D-5 UNDER THE EXCHANGE ACT, EXCEPT THAT IN CALCULATING THE BENEFICIAL OWNERSHIP OF ANY PARTICULAR "PERSON" (AS THAT TERM IS USED IN SECTION 13(D)(3) OF THE EXCHANGE ACT), SUCH "PERSON" SHALL BE DEEMED TO HAVE BENEFICIAL OWNERSHIP OF ALL SECURITIES THAT SUCH "PERSON" HAS THE RIGHT TO ACQUIRE BY CONVERSION OR EXERCISE OF OTHER SECURITIES, WHETHER SUCH RIGHT IS CURRENTLY EXERCISABLE OR IS EXERCISABLE ONLY UPON THE OCCURRENCE OF A SUBSEQUENT CONDITION. THE TERMS "BENEFICIALLY OWNS" AND "BENEFICIALLY OWNED" SHALL HAVE A CORRESPONDING MEANING.

         "BOARD OF DIRECTORS" MEANS:

         (1) WITH RESPECT TO A CORPORATION, THE BOARD OF DIRECTORS OF THE CORPORATION;

         (2) WITH RESPECT TO A PARTNERSHIP, THE BOARD OF DIRECTORS OF THE GENERAL PARTNER OF THE PARTNERSHIP; AND

         (3) WITH RESPECT TO ANY OTHER PERSON, THE BOARD OR COMMITTEE OF SUCH PERSON SERVING A SIMILAR FUNCTION.

         "BORROWING BASE" MEANS, AS OF ANY DATE, AN AMOUNT EQUAL TO:

         (1) 85% OF THE FACE AMOUNT OF ALL ACCOUNTS RECEIVABLE OWNED BY THE COMPANY AND ITS RESTRICTED SUBSIDIARIES AS OF THE MOST RECENT MONTH END FOR WHICH SUCH INFORMATION IS AVAILABLE THAT WERE NOT MORE THAN 90 DAYS PAST DUE; PLUS

         (2) 50% OF THE BOOK VALUE OF ALL INVENTORY OWNED BY THE COMPANY AND ITS RESTRICTED SUBSIDIARIES AS OF THE MOST RECENT MONTH END FOR WHICH SUCH INFORMATION IS AVAILABLE.

         "BROKER-DEALER" HAS THE MEANING SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT.

         "BUSINESS DAY" MEANS ANY DAY OTHER THAN A LEGAL HOLIDAY.

         "CAPITAL LEASE OBLIGATION" MEANS, AT THE TIME ANY DETERMINATION THEREOF IS TO BE MADE, THE AMOUNT OF THE LIABILITY IN RESPECT OF A CAPITAL LEASE THAT WOULD AT THAT TIME BE REQUIRED TO BE CAPITALIZED ON A BALANCE SHEET IN ACCORDANCE WITH GAAP.

         "CAPITAL STOCK" MEANS:

         (1)      IN THE CASE OF A CORPORATION, CORPORATE STOCK;

         (2) IN THE CASE OF AN ASSOCIATION OR BUSINESS ENTITY, ANY AND ALL SHARES, INTERESTS, PARTICIPATIONS, RIGHTS OR OTHER EQUIVALENTS (HOWEVER DESIGNATED) OF CORPORATE STOCK;

         (3) IN THE CASE OF A PARTNERSHIP OR LIMITED LIABILITY COMPANY, PARTNERSHIP OR MEMBERSHIP INTERESTS (WHETHER GENERAL OR LIMITED); AND

         (4) ANY OTHER INTEREST OR PARTICIPATION THAT CONFERS ON A PERSON THE RIGHT TO RECEIVE A SHARE OF THE PROFITS AND LOSSES OF, OR DISTRIBUTIONS OF ASSETS OF, THE ISSUING PERSON.

         "CASH EQUIVALENTS" MEANS:

         (1) WITH RESPECT TO UNITED STATES DOLLARS, (A) UNITED STATES DOLLARS, (B) SECURITIES WITH MATURITIES OF ONE YEAR OR LESS FROM THE DATE OF ACQUISITION ISSUED OR FULLY GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT OR ANY AGENCY THEREOF,
                  (C) CERTIFICATES OF DEPOSIT, TIME DEPOSITS, OVERNIGHT BANK DEPOSITS, BANKERS ACCEPTANCES AND REPURCHASE AGREEMENTS OF ANY COMMERCIAL BANK WHICH HAS, OR WHOSE OBLIGATIONS ARE GUARANTEED BY AN AFFILIATED COMMERCIAL BANK WHICH HAS CAPITAL AND SURPLUS IN EXCESS OF $500,000,000 HAVING MATURITIES OF ONE YEAR OR LESS FROM THE DATE OF ACQUISITION, (D) COMMERCIAL PAPER OF A COMPANY RATED AT LEAST A-1 BY STANDARD & POOR'S CORPORATION OR P-1 BY MOODY'S INVESTORS SERVICE, INC., OR CARRYING AN EQUIVALENT RATING BY A NATIONALLY RECOGNIZED RATING AGENCY IF BOTH OF THE TWO NAMED RATING AGENCIES CEASE PUBLISHING RATINGS OF INVESTMENTS, (E) MONEY MARKET ACCOUNTS OR FUNDS WITH OR ISSUED BY QUALIFIED COMPANIES, (F) REPURCHASE OBLIGATIONS WITH A TERM OF NOT MORE THAN 90 DAYS FOR UNDERLYING SECURITIES OF THE TYPES DESCRIBED IN CLAUSE (B) ABOVE ENTERED INTO WITH ANY BANK MEETING THE QUALIFICATIONS SPECIFIED IN CLAUSE (C) ABOVE, AND (G) DEMAND DEPOSIT ACCOUNTS MAINTAINED IN THE ORDINARY COURSE OF BUSINESS WITH ANY LENDER OR WITH

                  ANY BANK THAT IS NOT A LENDER NOT IN EXCESS OF $100,000 IN THE AGGREGATE ON DEPOSIT WITH ANY SUCH BANK; "QUALIFIED COMPANY" MEANS ANY COMMERCIAL BANK (A) WHICH HAS, OR WHOSE OBLIGATIONS ARE GUARANTEED BY AN AFFILIATED COMMERCIAL BANK WHICH HAS, CAPITAL AND SURPLUS IN EXCESS OF $500,000,000 AND (B) THE OUTSTANDING SHORT-TERM DEBT SECURITIES OF WHICH ARE RATED AT LEAST A-1 BY STANDARD & POOR'S CORPORATION OR AT LEAST P-1 BY MOODY'S INVESTORS SERVICE, INC., OR CARRY AN EQUIVALENT RATING BY A NATIONALLY RECOGNIZED RATING AGENCY IF BOTH OF THE TWO NAMED RATING AGENCIES CEASE PUBLISHING RATINGS OF INVESTMENTS;

         (2) WITH RESPECT TO POUNDS STERLING, (A) POUNDS STERLING, (B) ANY CREDIT BALANCES, REALIZABLE WITHIN THREE (3) MONTHS, ON ANY BANK OR OTHER DEPOSIT, SAVINGS OR CURRENT ACCOUNT HELD IN THE UNITED KINGDOM (OR ANY OTHER JURISDICTION FROM WHICH CASH IS READILY REMITTABLE TO THE UNITED KINGDOM); (C) CASH IN HAND;
                  (D) GILT EDGED SECURITIES; (E) STERLING COMMERCIAL PAPER MATURING NOT MORE THAN TWELVE (12) MONTHS FROM THE DATE OF ISSUE AND RATED A-1 BY STANDARD & POOR'S CORPORATION OR P-1 BY MOODY'S INVESTORS SERVICE, INC.; (F) ANY DEPOSIT WITH OR ACCEPTANCE MATURING NOT MORE THAN ONE (1) YEAR AFTER ISSUE ACCEPTED BY AN INSTITUTION AUTHORIZED UNDER THE BANKING ACT 1987 OR A BANK; AND (G) STERLING DENOMINATED DEBT SECURITIES HAVING NOT MORE THAN ONE (1) YEAR UNTIL FINAL MATURITY AND LISTED ON A RECOGNIZED STOCK EXCHANGE AND RATED AT LEAST AA BY STANDARD & POOR'S CORPORATION OR AA BY MOODY'S INVESTORS SERVICE, INC.; AND

         (3) WITH RESPECT TO CURRENCIES OF NATIONS IN WHICH THE COMPANY OR ITS RESTRICTED SUBSIDIARIES DO BUSINESS, (A) THE CURRENCY OF SUCH NATIONS AND (B) ANY CREDIT BALANCES REALIZABLE WITHIN THREE (3) MONTHS, ON ANY BANK OR OTHER DEPOSIT, SAVINGS OR CURRENT ACCOUNT HELD IN SUCH NATIONS (OR ANY OTHER JURISDICTION FROM WHICH CASH IS READILY REMITTABLE TO SUCH NATION).

         "CEDEL" MEANS CEDELBANK.

         "CERTIFICATED NOTE" MEANS A CERTIFICATED NOTE REGISTERED IN THE NAME OF THE HOLDER THEREOF AND ISSUED IN ACCORDANCE WITH SECTION 2.06 HEREOF, SUBSTANTIALLY IN THE FORM OF EXHIBIT A1 HEREOF EXCEPT THAT SUCH NOTE SHALL NOT BEAR THE GLOBAL NOTE LEGEND AND SHALL NOT HAVE THE "SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE" ATTACHED THERETO.

         "CHANGE OF CONTROL" MEANS THE OCCURRENCE OF ANY OF THE FOLLOWING:

         (1) THE DIRECT OR INDIRECT SALE, TRANSFER, CONVEYANCE OR OTHER DISPOSITION (OTHER THAN BY WAY OF MERGER OR CONSOLIDATION), IN ONE OR A SERIES OF RELATED TRANSACTIONS, OF ALL OR SUBSTANTIALLY ALL OF THE PROPERTIES OR ASSETS OF THE COMPANY AND ITS RESTRICTED SUBSIDIARIES TAKEN AS A WHOLE TO ANY "PERSON" (AS THAT TERM IS USED IN SECTION 13(D)(3) OF THE EXCHANGE ACT) OTHER THAN A PRINCIPAL OR A RELATED PARTY OF A PRINCIPAL;

         (2) THE ADOPTION OF A PLAN RELATING TO THE LIQUIDATION OR DISSOLUTION OF THE COMPANY;

         (3) THE CONSUMMATION OF ANY TRANSACTION (INCLUDING, WITHOUT LIMITATION, ANY MERGER OR CONSOLIDATION) THE RESULT OF WHICH IS THAT ANY "PERSON" (AS DEFINED ABOVE), OTHER THAN THE PRINCIPALS AND THEIR RELATED PARTIES, BECOMES THE BENEFICIAL

                  OWNER, DIRECTLY OR INDIRECTLY, OF MORE THAN 50% OF THE VOTING STOCK OF THE COMPANY, MEASURED BY VOTING POWER RATHER THAN NUMBER OF SHARES;

         (4) THE FIRST DAY ON WHICH A MAJORITY OF THE MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY ARE NOT CONTINUING DIRECTORS; OR

         (5) THE COMPANY CONSOLIDATES WITH, OR MERGES WITH OR INTO, ANY PERSON, OR ANY PERSON CONSOLIDATES WITH, OR MERGES WITH OR INTO, THE COMPANY, IN ANY SUCH EVENT PURSUANT TO A TRANSACTION IN WHICH ANY OF THE OUTSTANDING VOTING STOCK OF THE COMPANY OR SUCH OTHER PERSON IS CONVERTED INTO OR EXCHANGED FOR CASH, SECURITIES OR OTHER PROPERTY, OTHER THAN ANY SUCH TRANSACTION WHERE THE VOTING STOCK OF THE COMPANY OUTSTANDING IMMEDIATELY PRIOR TO SUCH TRANSACTION IS CONVERTED INTO OR EXCHANGED FOR VOTING STOCK (OTHER THAN DISQUALIFIED STOCK) OF THE SURVIVING OR TRANSFEREE PERSON CONSTITUTING A MAJORITY OF THE OUTSTANDING SHARES OF SUCH VOTING STOCK OF SUCH SURVIVING OR TRANSFEREE PERSON (IMMEDIATELY AFTER GIVING EFFECT TO SUCH ISSUANCE).

         "CONSOLIDATED CASH FLOW" MEANS, WITH RESPECT TO ANY SPECIFIED PERSON FOR ANY PERIOD, THE CONSOLIDATED NET INCOME OF SUCH PERSON FOR SUCH PERIOD PLUS:

         (1) AN AMOUNT EQUAL TO ANY EXTRAORDINARY LOSS PLUS ANY NET LOSS REALIZED BY SUCH PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES IN CONNECTION WITH AN ASSET SALE, TO THE EXTENT SUCH LOSSES WERE DEDUCTED IN COMPUTING SUCH CONSOLIDATED NET INCOME; PLUS

         (2) PROVISION FOR TAXES BASED ON INCOME OR PROFITS OF SUCH PERSON AND ITS RESTRICTED SUBSIDIARIES FOR SUCH PERIOD, TO THE EXTENT THAT SUCH PROVISION FOR TAXES WAS DEDUCTED IN COMPUTING SUCH CONSOLIDATED NET INCOME; PLUS

         (3) CONSOLIDATED INTEREST EXPENSE OF SUCH PERSON AND ITS RESTRICTED SUBSIDIARIES FOR SUCH PERIOD, WHETHER PAID OR ACCRUED AND WHETHER OR NOT CAPITALIZED (INCLUDING, WITHOUT LIMITATION, AMORTIZATION OF DEBT ISSUANCE COSTS AND ORIGINAL ISSUE DISCOUNT, NON-CASH INTEREST PAYMENTS, THE INTEREST COMPONENT OF ANY DEFERRED PAYMENT OBLIGATIONS, THE INTEREST COMPONENT OF ALL PAYMENTS ASSOCIATED WITH CAPITAL LEASE OBLIGATIONS, IMPUTED INTEREST WITH RESPECT TO ATTRIBUTABLE DEBT, COMMISSIONS, DISCOUNTS AND OTHER FEES AND CHARGES INCURRED IN RESPECT OF LETTER OF CREDIT OR BANKERS' ACCEPTANCE FINANCINGS, AND NET OF THE EFFECT OF ALL PAYMENTS MADE OR RECEIVED PURSUANT TO HEDGING OBLIGATIONS), TO THE EXTENT THAT ANY SUCH EXPENSE WAS DEDUCTED IN COMPUTING SUCH CONSOLIDATED NET INCOME; PLUS

         (4) DEPRECIATION, AMORTIZATION (INCLUDING AMORTIZATION OF GOODWILL AND OTHER INTANGIBLES BUT EXCLUDING AMORTIZATION OF PREPAID CASH EXPENSES THAT WERE PAID IN A PRIOR PERIOD) AND OTHER NON-CASH EXPENSES (EXCLUDING ANY SUCH NON-CASH EXPENSE TO THE EXTENT THAT IT REPRESENTS AN ACCRUAL OF OR RESERVE FOR CASH EXPENSES IN ANY FUTURE PERIOD OR AMORTIZATION OF A PREPAID CASH EXPENSE THAT WAS PAID IN A PRIOR PERIOD) OF SUCH PERSON AND ITS RESTRICTED SUBSIDIARIES FOR SUCH PERIOD TO THE EXTENT THAT SUCH DEPRECIATION, AMORTIZATION AND OTHER NON-CASH EXPENSES WERE DEDUCTED IN COMPUTING SUCH CONSOLIDATED NET INCOME; MINUS

         (5) NON-CASH ITEMS INCREASING SUCH CONSOLIDATED NET INCOME FOR SUCH PERIOD, OTHER THAN THE ACCRUAL OF REVENUE IN THE ORDINARY COURSE OF BUSINESS, IN EACH CASE, ON A CONSOLIDATED BASIS AND DETERMINED IN ACCORDANCE WITH GAAP.

         NOTWITHSTANDING THE PRECEDING, THE PROVISION FOR TAXES BASED ON THE INCOME OR PROFITS OF, AND THE DEPRECIATION AND AMORTIZATION AND OTHER NON-CASH EXPENSES OF, A RESTRICTED SUBSIDIARY OF THE COMPANY SHALL BE ADDED TO CONSOLIDATED NET INCOME TO COMPUTE CONSOLIDATED CASH FLOW OF THE COMPANY ONLY TO THE EXTENT THAT A CORRESPONDING AMOUNT WOULD BE PERMITTED AT THE DATE OF DETERMINATION TO BE DIVIDENDED TO THE COMPANY BY SUCH RESTRICTED SUBSIDIARY WITHOUT PRIOR GOVERNMENTAL APPROVAL (THAT HAS NOT BEEN OBTAINED), AND WITHOUT DIRECT OR INDIRECT RESTRICTION PURSUANT TO THE TERMS OF ITS CHARTER AND ALL AGREEMENTS, INSTRUMENTS, JUDGMENTS, DECREES, ORDERS, STATUTES, RULES AND GOVERNMENTAL REGULATIONS APPLICABLE TO THAT RESTRICTED SUBSIDIARY OR ITS STOCKHOLDERS.

         "CONSOLIDATED NET INCOME" MEANS, WITH RESPECT TO ANY SPECIFIED PERSON FOR ANY PERIOD, THE AGGREGATE OF THE NET INCOME OF SUCH PERSON AND ITS RESTRICTED SUBSIDIARIES FOR SUCH PERIOD, ON A CONSOLIDATED BASIS, DETERMINED IN ACCORDANCE WITH GAAP; PROVIDED THAT:

         (1) THE NET INCOME (BUT NOT LOSS) OF ANY PERSON THAT IS NOT A RESTRICTED SUBSIDIARY OR THAT IS ACCOUNTED FOR BY THE EQUITY METHOD OF ACCOUNTING SHALL BE INCLUDED ONLY TO THE EXTENT OF THE AMOUNT OF DIVIDENDS OR DISTRIBUTIONS PAID IN CASH TO THE SPECIFIED PERSON OR A WHOLLY OWNED RESTRICTED SUBSIDIARY THEREOF;

         (2) THE NET INCOME OF ANY RESTRICTED SUBSIDIARY SHALL BE EXCLUDED TO THE EXTENT THAT THE DECLARATION OR PAYMENT OF DIVIDENDS OR SIMILAR DISTRIBUTIONS BY THAT RESTRICTED SUBSIDIARY OF THAT NET INCOME IS NOT AT THE DATE OF DETERMINATION PERMITTED WITHOUT ANY PRIOR GOVERNMENTAL APPROVAL (THAT HAS NOT BEEN OBTAINED) OR, DIRECTLY OR INDIRECTLY, BY OPERATION OF THE TERMS OF ITS CHARTER OR ANY AGREEMENT, INSTRUMENT, JUDGMENT, DECREE, ORDER, STATUTE, RULE OR GOVERNMENTAL REGULATION APPLICABLE TO THAT RESTRICTED SUBSIDIARY OR ITS STOCKHOLDERS;

         (3) THE NET INCOME OF ANY PERSON ACQUIRED IN A POOLING OF INTERESTS TRANSACTION FOR ANY PERIOD PRIOR TO THE DATE OF SUCH ACQUISITION SHALL BE EXCLUDED;

         (4) THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLES SHALL BE EXCLUDED;

         (5) ANY FEES, EXPENSES AND COSTS RELATING TO THE RECAPITALIZATION, INCLUDING ANY FEES AND EXPENSES INCURRED IN CONNECTION WITH THE SUBORDINATED CREDIT FACILITY, ANY COMPENSATION EXPENSE INCURRED IN CONNECTION WITH THE CANCELLATION OF STOCK OPTIONS AND EXPENSES RELATED TO EARLY EXTINGUISHMENT OF DEBT, SHALL BE EXCLUDED; AND

         (6) THE NET INCOME (BUT NOT LOSS) OF ANY UNRESTRICTED SUBSIDIARY SHALL BE EXCLUDED, WHETHER OR NOT DISTRIBUTED TO THE SPECIFIED PERSON OR ONE OF ITS SUBSIDIARIES.

         "CONTINUING DIRECTORS" MEANS, AS OF ANY DATE OF DETERMINATION, ANY MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY WHO:

         (1) WAS A MEMBER OF SUCH BOARD OF DIRECTORS ON THE DATE OF THE INDENTURE; OR

         (2) WAS NOMINATED FOR ELECTION OR ELECTED TO SUCH BOARD OF DIRECTORS WITH THE APPROVAL OF A MAJORITY OF THE CONTINUING DIRECTORS WHO WERE MEMBERS OF SUCH BOARD AT THE TIME OF SUCH NOMINATION OR ELECTION.

         "CORPORATE TRUST OFFICE OF THE TRUSTEE" SHALL BE AT THE ADDRESS OF THE TRUSTEE SPECIFIED IN SECTION 12.02 HEREOF OR SUCH OTHER ADDRESS AS TO WHICH THE TRUSTEE MAY GIVE NOTICE TO THE COMPANY.

         "CREDIT AGREEMENT" MEANS THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 21, 1999, BY AND AMONG THE COMPANY, AUTOMOTIVE COMPONENTS INVESTMENTS LIMITED, MORRIS ASHBY LIMITED, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SYNDICATION AGENT, CHASE MANHATTAN INTERNATIONAL LIMITED, AS AGENT, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AND THE OTHER LENDERS SIGNATORY THERETO, PROVIDING FOR UP TO $370 MILLION OF REVOLVING CREDIT BORROWINGS AND TERM LOANS, INCLUDING ANY RELATED NOTES, GUARANTIES, COLLATERAL DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH, AND IN EACH CASE AS AMENDED, MODIFIED, RENEWED, REFUNDED, REPLACED OR REFINANCED, IN WHOLE OR IN PART, OR INCREASED (PROVIDED THAT SUCH INCREASE IN BORROWINGS IS PERMITTED BY SECTION 4.09 HEREOF) FROM TIME TO TIME.

         "CREDIT FACILITIES" MEANS, ONE OR MORE DEBT FACILITIES (INCLUDING, WITHOUT LIMITATION, THE CREDIT AGREEMENT) OR COMMERCIAL PAPER FACILITIES, IN EACH CASE WITH BANKS OR OTHER INSTITUTIONAL LENDERS PROVIDING FOR REVOLVING CREDIT LOANS, TERM LOANS, RECEIVABLES FINANCING (INCLUDING THROUGH THE SALE OF RECEIVABLES TO SUCH LENDERS OR TO SPECIAL PURPOSE ENTITIES FORMED TO BORROW FROM SUCH LENDERS AGAINST SUCH RECEIVABLES) OR LETTERS OF CREDIT, IN EACH CASE, AS AMENDED, RESTATED, MODIFIED, RENEWED, REFUNDED, REPLACED OR REFINANCED IN WHOLE OR IN PART FROM TIME TO TIME.

         "CUSTODIAN" MEANS THE TRUSTEE, AS CUSTODIAN WITH RESPECT TO THE NOTES IN GLOBAL FORM, OR ANY SUCCESSOR ENTITY THERETO.

         "DEFAULT" MEANS ANY EVENT THAT IS, OR WITH THE PASSAGE OF TIME OR THE GIVING OF NOTICE OR BOTH WOULD BE, AN EVENT OF DEFAULT.

         "DEFINITIVE NOTE" MEANS A CERTIFICATED NOTE REGISTERED IN THE NAME OF THE HOLDER THEREOF AND ISSUED IN ACCORDANCE WITH SECTION 2.06 HEREOF, SUBSTANTIALLY IN THE FORM OF EXHIBIT A1 HERETO EXCEPT THAT SUCH NOTE SHALL NOT BEAR THE GLOBAL NOTE LEGEND AND SHALL NOT HAVE THE "SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE" ATTACHED THERETO.

         "DEPOSITARY" MEANS, WITH RESPECT TO THE NOTES ISSUABLE OR ISSUED IN WHOLE OR IN PART IN GLOBAL FORM, THE PERSON SPECIFIED IN SECTION 2.03 HEREOF AS THE DEPOSITARY WITH RESPECT TO THE NOTES, AND ANY AND ALL SUCCESSORS THERETO APPOINTED AS DEPOSITARY HEREUNDER AND HAVING BECOME SUCH PURSUANT TO THE APPLICABLE PROVISION OF THIS INDENTURE.

         "DESIGNATED NONCASH CONSIDERATION" MEANS ANY NON-CASH CONSIDERATION (OTHER THAN NON-CASH CONSIDERATION THAT WOULD CONSTITUTE A RESTRICTED INVESTMENT) RECEIVED BY THE COMPANY OR ONE OF ITS RESTRICTED SUBSIDIARIES IN CONNECTION WITH AN ASSET DISPOSITION THAT IS DESIGNATED AS DESIGNATED NONCASH CONSIDERATION PURSUANT TO AN OFFICERS' CERTIFICATE EXECUTED BY THE PRINCIPAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL OFFICER OF THE COMPANY OR SUCH RESTRICTED SUBSIDIARY. SUCH OFFICERS' CERTIFICATE SHALL STATE THE BASIS OF SUCH VALUATION, WHICH SHALL BE A

REPORT OF A NATIONALLY RECOGNIZED INVESTMENT BANKING FIRM WITH RESPECT TO THE RECEIPT IN ONE OR A SERIES OF RELATED TRANSACTIONS OF DESIGNATED NONCASH CONSIDERATION WITH A FAIR MARKET VALUE IN EXCESS OF $5.0 MILLION.

         "DESIGNATED PREFERRED STOCK" MEANS PREFERRED STOCK THAT IS DESIGNATED AS DESIGNATED PREFERRED STOCK, PURSUANT TO AN OFFICERS' CERTIFICATE EXECUTED BY THE PRINCIPAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL OFFICER OF THE COMPANY ON THE ISSUANCE DATE THEREOF, THE CASH PROCEEDS OF WHICH ARE EXCLUDED FROM THE CALCULATION SET FORTH IN CLAUSE (C)(II) OF THE FIRST PARAGRAPH OF
SECTION 4.07 HEREOF.

         "DESIGNATED SENIOR DEBT" MEANS:

         (1) ANY INDEBTEDNESS OUTSTANDING UNDER OR IN RESPECT OF THE CREDIT AGREEMENT; AND

         (2) AFTER PAYMENT IN FULL OF ALL OBLIGATIONS UNDER THE CREDIT AGREEMENT, ANY OTHER SENIOR DEBT PERMITTED UNDER THIS INDENTURE THE PRINCIPAL AMOUNT OF WHICH IS $15.0 MILLION OR MORE AND THAT HAS BEEN DESIGNATED BY THE COMPANY AS "DESIGNATED SENIOR DEBT."

         "DISQUALIFIED STOCK" MEANS ANY CAPITAL STOCK THAT, BY ITS TERMS (OR BY THE TERMS OF ANY SECURITY INTO WHICH IT IS CONVERTIBLE, OR FOR WHICH IT IS EXCHANGEABLE, IN EACH CASE AT THE OPTION OF THE HOLDER THEREOF), OR UPON THE HAPPENING OF ANY EVENT, MATURES OR IS MANDATORILY REDEEMABLE, PURSUANT TO A SINKING FUND OBLIGATION OR OTHERWISE, OR REDEEMABLE AT THE OPTION OF THE HOLDER THEREOF, IN WHOLE OR IN PART, ON OR PRIOR TO THE DATE THAT IS 91 DAYS AFTER THE DATE ON WHICH THE NOTES MATURE. NOTWITHSTANDING THE PRECEDING SENTENCE, ANY CAPITAL STOCK THAT WOULD CONSTITUTE DISQUALIFIED STOCK SOLELY BECAUSE THE HOLDERS THEREOF HAVE THE RIGHT TO REQUIRE THE COMPANY TO REPURCHASE SUCH CAPITAL STOCK UPON THE OCCURRENCE OF A CHANGE OF CONTROL OR AN ASSET SALE SHALL NOT CONSTITUTE DISQUALIFIED STOCK IF THE TERMS OF SUCH CAPITAL STOCK PROVIDE THAT THE COMPANY MAY NOT REPURCHASE OR REDEEM ANY SUCH CAPITAL STOCK PURSUANT TO SUCH PROVISIONS UNLESS SUCH REPURCHASE OR REDEMPTION COMPLIES WITH THE COVENANT DESCRIBED IN SECTION 4.07 HEREOF.

         "DOMESTIC RESTRICTED SUBSIDIARY" MEANS ANY DOMESTIC SUBSIDIARY THAT IS A RESTRICTED SUBSIDIARY.

         "DOMESTIC SUBSIDIARY" MEANS ANY SUBSIDIARY THAT WAS FORMED UNDER THE LAWS OF THE UNITED STATES OR ANY STATE THEREOF OR THE DISTRICT OF COLUMBIA.

         "EQUITY INTERESTS" MEANS CAPITAL STOCK AND ALL WARRANTS, OPTIONS OR OTHER RIGHTS TO ACQUIRE CAPITAL STOCK (BUT EXCLUDING ANY DEBT SECURITY THAT IS CONVERTIBLE INTO, OR EXCHANGEABLE FOR, CAPITAL STOCK).

         "EQUITY OFFERING" MEANS AN OFFERING BY THE COMPANY OF SHARES OF ITS COMMON STOCK (HOWEVER DESIGNATED AND WHETHER VOTING OR NON-VOTING) AND ANY AND ALL RIGHTS, WARRANTS OR OPTIONS TO ACQUIRE SUCH COMMON STOCK.

         "EUROCLEAR" MEANS MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE, AS OPERATOR OF THE EUROCLEAR SYSTEM.

         "EXCHANGE ACT" MEANS THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         "EXCHANGE NOTE" MEANS THE NOTES ISSUED IN THE EXCHANGE OFFER PURSUANT TO SECTION 2.06(F) HEREOF.

         "EXCHANGE OFFER" HAS THE MEANING SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT.

         "EXCHANGE OFFER REGISTRATION STATEMENT" HAS THE MEANING SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT.

         "EXISTING INDEBTEDNESS" MEANS INDEBTEDNESS OF THE COMPANY AND ITS RESTRICTED SUBSIDIARIES (OTHER THAN INDEBTEDNESS UNDER THE CREDIT AGREEMENT) IN EXISTENCE ON THE DATE OF THE INDENTURE, UNTIL SUCH AMOUNTS ARE REPAID.

         "FIXED CHARGES" MEANS, WITH RESPECT TO ANY SPECIFIED PERSON FOR ANY PERIOD, THE SUM, WITHOUT DUPLICATION, OF:

         (1) THE CONSOLIDATED INTEREST EXPENSE OF SUCH PERSON AND ITS RESTRICTED SUBSIDIARIES FOR SUCH PERIOD, WHETHER PAID OR ACCRUED, INCLUDING, WITHOUT LIMITATION, AMORTIZATION OF ORIGINAL ISSUE DISCOUNT, NON-CASH INTEREST PAYMENTS, THE INTEREST COMPONENT OF ANY DEFERRED PAYMENT OBLIGATIONS, THE INTEREST COMPONENT OF ALL PAYMENTS ASSOCIATED WITH CAPITAL LEASE OBLIGATIONS, IMPUTED INTEREST WITH RESPECT TO ATTRIBUTABLE DEBT, COMMISSIONS, DISCOUNTS AND OTHER FEES AND CHARGES INCURRED IN RESPECT OF LETTER OF CREDIT OR BANKERS' ACCEPTANCE FINANCINGS, AND NET OF THE EFFECT OF ALL PAYMENTS MADE OR RECEIVED PURSUANT TO HEDGING OBLIGATIONS; PLUS

         (2) THE CONSOLIDATED INTEREST OF SUCH PERSON AND ITS RESTRICTED SUBSIDIARIES THAT WAS CAPITALIZED DURING SUCH PERIOD; PLUS

         (3) ANY INTEREST EXPENSE ON INDEBTEDNESS OF ANOTHER PERSON THAT IS GUARANTIED BY SUCH PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES OR SECURED BY A LIEN ON ASSETS OF SUCH PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES, WHETHER OR NOT SUCH GUARANTY OR LIEN IS CALLED UPON; PLUS

         (4) THE PRODUCT OF (A) ALL DIVIDENDS, WHETHER PAID OR ACCRUED AND WHETHER OR NOT IN CASH, ON ANY SERIES OF PREFERRED STOCK OF SUCH PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES, OTHER THAN DIVIDENDS ON EQUITY INTERESTS PAYABLE SOLELY IN EQUITY INTERESTS OF THE COMPANY (OTHER THAN DISQUALIFIED STOCK) OR TO THE COMPANY OR A RESTRICTED SUBSIDIARY OF THE COMPANY, TIMES
                  (B) A FRACTION, THE NUMERATOR OF WHICH IS ONE AND THE DENOMINATOR OF WHICH IS ONE MINUS THE THEN CURRENT COMBINED FEDERAL, STATE AND LOCAL STATUTORY TAX RATE OF SUCH PERSON, EXPRESSED AS A DECIMAL, IN EACH CASE, ON A CONSOLIDATED BASIS AND IN ACCORDANCE WITH GAAP.

         "FIXED CHARGE COVERAGE RATIO" MEANS WITH RESPECT TO ANY SPECIFIED PERSON FOR ANY PERIOD, THE RATIO OF THE CONSOLIDATED CASH FLOW OF SUCH PERSON FOR SUCH PERIOD TO THE FIXED CHARGES OF SUCH PERSON FOR SUCH PERIOD. IN THE EVENT THAT THE SPECIFIED PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES INCURS, ASSUMES, GUARANTIES, REPAYS, REPURCHASES OR REDEEMS ANY INDEBTEDNESS (OTHER THAN ORDINARY WORKING CAPITAL BORROWINGS) OR ISSUES, REPURCHASES OR REDEEMS PREFERRED STOCK

SUBSEQUENT TO THE COMMENCEMENT OF THE PERIOD FOR WHICH THE FIXED CHARGE COVERAGE RATIO IS BEING CALCULATED AND ON OR PRIOR TO THE DATE ON WHICH THE EVENT FOR WHICH THE CALCULATION OF THE FIXED CHARGE COVERAGE RATIO IS MADE (THE "CALCULATION DATE"), THEN THE FIXED CHARGE COVERAGE RATIO SHALL BE CALCULATED GIVING PRO FORMA EFFECT TO SUCH INCURRENCE, ASSUMPTION, GUARANTY, REPAYMENT, REPURCHASE OR REDEMPTION OF INDEBTEDNESS, OR SUCH ISSUANCE, REPURCHASE OR REDEMPTION OF PREFERRED STOCK, AND THE USE OF THE PROCEEDS THEREFROM AS IF THE SAME HAD OCCURRED AT THE BEGINNING OF THE APPLICABLE FOUR-QUARTER REFERENCE PERIOD.

         IN ADDITION, FOR PURPOSES OF CALCULATING THE FIXED CHARGE COVERAGE
RATIO:

         (1) ACQUISITIONS THAT HAVE BEEN MADE BY THE SPECIFIED PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES, INCLUDING THROUGH MERGERS OR CONSOLIDATIONS AND INCLUDING ANY RELATED FINANCING TRANSACTIONS, DURING THE FOUR-QUARTER REFERENCE PERIOD OR SUBSEQUENT TO SUCH REFERENCE PERIOD AND ON OR PRIOR TO THE CALCULATION DATE SHALL BE GIVEN PRO FORMA EFFECT AS IF THEY HAD OCCURRED ON THE FIRST DAY OF THE FOUR-QUARTER REFERENCE PERIOD AND CONSOLIDATED CASH FLOW FOR SUCH REFERENCE PERIOD SHALL BE CALCULATED ON A PRO FORMA BASIS IN ACCORDANCE WITH REGULATION S-X UNDER THE SECURITIES ACT (GIVING EFFECT TO ANY PRO FORMA COST SAVINGS), BUT WITHOUT GIVING EFFECT TO CLAUSE
                  (3) OF THE PROVISO SET FORTH IN THE DEFINITION OF CONSOLIDATED NET INCOME;

         (2) THE CONSOLIDATED CASH FLOW ATTRIBUTABLE TO DISCONTINUED OPERATIONS, AS DETERMINED IN ACCORDANCE WITH GAAP, AND OPERATIONS OR BUSINESSES DISPOSED OF PRIOR TO THE CALCULATION DATE, SHALL BE EXCLUDED; AND

         (3) THE FIXED CHARGES ATTRIBUTABLE TO DISCONTINUED OPERATIONS, AS DETERMINED IN ACCORDANCE WITH GAAP, AND OPERATIONS OR BUSINESSES DISPOSED OF PRIOR TO THE CALCULATION DATE, SHALL BE EXCLUDED, BUT ONLY TO THE EXTENT THAT THE OBLIGATIONS GIVING RISE TO SUCH FIXED CHARGES SHALL NOT BE OBLIGATIONS OF THE SPECIFIED PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES FOLLOWING THE CALCULATION DATE.

         "FOREIGN SUBSIDIARY" MEANS ANY SUBSIDIARY OF THE COMPANY THAT IS NOT A DOMESTIC SUBSIDIARY.

         "GAAP" MEANS GENERALLY ACCEPTED ACCOUNTING PRINCIPLES SET FORTH IN THE OPINIONS AND PRONOUNCEMENTS OF THE ACCOUNTING PRINCIPLES BOARD OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS AND STATEMENTS AND PRONOUNCEMENTS OF THE FINANCIAL ACCOUNTING STANDARDS BOARD OR IN SUCH OTHER STATEMENTS BY SUCH OTHER ENTITY AS HAVE BEEN APPROVED BY A SIGNIFICANT SEGMENT OF THE ACCOUNTING PROFESSION, WHICH ARE IN EFFECT AS OF THE DATE OF THIS INDENTURE.

         "GLOBAL NOTES" MEANS, INDIVIDUALLY AND COLLECTIVELY, EACH OF THE RESTRICTED GLOBAL NOTES AND THE UNRESTRICTED GLOBAL NOTES, SUBSTANTIALLY IN THE FORM OF EXHIBIT A HERETO ISSUED IN ACCORDANCE WITH SECTION 2.01, 2.06(B)(IV), 2.06(D)(II) OR 2.06(F) HEREOF.

         "GLOBAL NOTE LEGEND" MEANS THE LEGEND SET FORTH IN SECTION 2.06(G)(II), WHICH IS REQUIRED TO BE PLACED ON ALL GLOBAL NOTES ISSUED UNDER THIS INDENTURE.

         "GOVERNMENT SECURITIES" MEANS DIRECT OBLIGATIONS OF, OR OBLIGATIONS GUARANTEED BY, THE UNITED STATES OF AMERICA, AND THE PAYMENT FOR WHICH THE UNITED STATES PLEDGES ITS FULL FAITH AND CREDIT.

         "GUARANTY" MEANS A GUARANTY OTHER THAN BY ENDORSEMENT OF NEGOTIABLE INSTRUMENTS FOR COLLECTION IN THE ORDINARY COURSE OF BUSINESS, DIRECT OR INDIRECT, IN ANY MANNER INCLUDING, WITHOUT LIMITATION, BY WAY OF A PLEDGE OF ASSETS OR THROUGH LETTERS OF CREDIT OR REIMBURSEMENT AGREEMENTS IN RESPECT THEREOF, OF ALL OR ANY PART OF ANY INDEBTEDNESS.

         "HEDGING OBLIGATIONS" MEANS, WITH RESPECT TO ANY SPECIFIED PERSON, THE OBLIGATIONS OF SUCH PERSON UNDER:

         (1) INTEREST RATE SWAP AGREEMENTS, INTEREST RATE CAP AGREEMENTS AND INTEREST RATE COLLAR AGREEMENTS AND FOREIGN EXCHANGE HEDGE AGREEMENTS; AND

         (2) OTHER AGREEMENTS OR ARRANGEMENTS DESIGNED TO PROTECT SUCH PERSON AGAINST FLUCTUATIONS IN INTEREST RATES AND FOREIGN EXCHANGE RATES.

         "HIDDEN CREEK" MEANS HIDDEN CREEK INDUSTRIES.
         "HOLDER" MEANS A PERSON IN WHOSE NAME A NOTE IS REGISTERED.

         "IAI GLOBAL NOTE" MEANS THE GLOBAL NOTE SUBSTANTIALLY IN THE FORM OF EXHIBIT A1 HERETO BEARING THE GLOBAL NOTE LEGEND AND THE PRIVATE PLACEMENT LEGEND AND DEPOSITED WITH OR ON BEHALF OF AND REGISTERED IN THE NAME OF THE DEPOSITARY OR ITS NOMINEE THAT WILL BE ISSUED IN A DENOMINATION EQUAL TO THE OUTSTANDING PRINCIPAL AMOUNT OF THE NOTES SOLD TO INSTITUTIONAL ACCREDITED INVESTORS.

         "INDEBTEDNESS" MEANS, WITH RESPECT TO ANY SPECIFIED PERSON, ANY INDEBTEDNESS OF SUCH PERSON, WHETHER OR NOT CONTINGENT, IN RESPECT OF:

         (1)      BORROWED MONEY;

         (2) EVIDENCED BY BONDS, NOTES, DEBENTURES OR SIMILAR INSTRUMENTS OR LETTERS OF CREDIT (OR REIMBURSEMENT AGREEMENTS IN RESPECT THEREOF);

         (3)      BANKER'S ACCEPTANCES;

         (4)      REPRESENTING CAPITAL LEASE OBLIGATIONS;

         (5) THE BALANCE DEFERRED AND UNPAID OF THE PURCHASE PRICE OF ANY PROPERTY, EXCEPT ANY SUCH BALANCE THAT CONSTITUTES AN ACCRUED EXPENSE OR TRADE PAYABLE; OR

         (6)      REPRESENTING ANY HEDGING OBLIGATIONS,

IF AND TO THE EXTENT ANY OF THE PRECEDING ITEMS (OTHER THAN LETTERS OF CREDIT AND HEDGING OBLIGATIONS) WOULD APPEAR AS A LIABILITY UPON A BALANCE SHEET OF THE SPECIFIED PERSON PREPARED IN ACCORDANCE WITH GAAP. IN ADDITION, THE TERM "INDEBTEDNESS" INCLUDES ALL INDEBTEDNESS OF OTHERS

SECURED BY A LIEN ON ANY ASSET OF THE SPECIFIED PERSON (WHETHER OR NOT SUCH INDEBTEDNESS IS ASSUMED BY THE SPECIFIED PERSON) AND, TO THE EXTENT NOT OTHERWISE INCLUDED, THE GUARANTY BY THE SPECIFIED PERSON OF ANY INDEBTEDNESS OF ANY OTHER PERSON.

         THE AMOUNT OF ANY INDEBTEDNESS OUTSTANDING AS OF ANY DATE SHALL BE:

         (1) THE ACCRETED VALUE THEREOF, IN THE CASE OF ANY INDEBTEDNESS ISSUED WITH ORIGINAL ISSUE DISCOUNT; AND

         (2) THE PRINCIPAL AMOUNT THEREOF, TOGETHER WITH ANY INTEREST THEREON THAT IS MORE THAN 30 DAYS PAST DUE, IN THE CASE OF ANY OTHER INDEBTEDNESS.

         "INDENTURE" MEANS THIS INDENTURE, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME.

         "INDIRECT PARTICIPANT" MEANS A PERSON WHO HOLDS A BENEFICIAL INTEREST IN A GLOBAL NOTE THROUGH A PARTICIPANT.

         "INITIAL NOTES" MEANS THE $175.0 MILLION AGGREGATE PRINCIPAL AMOUNT OF NOTES ISSUED UNDER THE INDENTURE ON THE DATE HEREOF.

         "INSTITUTIONAL ACCREDITED INVESTOR" MEANS AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, WHO ARE NOT ALSO QIBS.

         "INVESTMENTS" MEANS, WITH RESPECT TO ANY PERSON, ALL DIRECT OR INDIRECT INVESTMENTS BY SUCH PERSON IN OTHER PERSONS (INCLUDING AFFILIATES) IN THE FORMS OF LOANS (INCLUDING GUARANTIES OR OTHER OBLIGATIONS), ADVANCES OR CAPITAL CONTRIBUTIONS (EXCLUDING COMMISSION, TRAVEL AND SIMILAR ADVANCES TO OFFICERS AND EMPLOYEES MADE IN THE ORDINARY COURSE OF BUSINESS), PURCHASES OR OTHER ACQUISITIONS FOR CONSIDERATION OF INDEBTEDNESS, EQUITY INTERESTS OR OTHER SECURITIES, TOGETHER WITH ALL ITEMS THAT ARE OR WOULD BE CLASSIFIED AS INVESTMENTS ON A BALANCE SHEET PREPARED IN ACCORDANCE WITH GAAP. IF THE COMPANY OR ANY RESTRICTED SUBSIDIARY OF THE COMPANY SELLS OR OTHERWISE DISPOSES OF ANY EQUITY INTERESTS OF ANY DIRECT OR INDIRECT RESTRICTED SUBSIDIARY OF THE COMPANY SUCH THAT, AFTER GIVING EFFECT TO ANY SUCH SALE OR DISPOSITION, SUCH PERSON IS NO LONGER A RESTRICTED SUBSIDIARY OF THE COMPANY, THE COMPANY SHALL BE DEEMED TO HAVE MADE AN INVESTMENT ON THE DATE OF ANY SUCH SALE OR DISPOSITION EQUAL TO THE FAIR MARKET VALUE OF THE EQUITY INTERESTS OF SUCH RESTRICTED SUBSIDIARY NOT SOLD OR DISPOSED OF IN AN AMOUNT DETERMINED AS PROVIDED IN THE FINAL PARAGRAPH OF
SECTION 4.07 HEREOF.

         "LEGAL HOLIDAY" MEANS A SATURDAY, A SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE CITY OF NEW YORK OR AT A PLACE OF PAYMENT ARE AUTHORIZED BY LAW, REGULATION OR EXECUTIVE ORDER TO REMAIN CLOSED. IF A PAYMENT DATE IS A LEGAL HOLIDAY AT A PLACE OF PAYMENT, PAYMENT MAY BE MADE AT THAT PLACE ON THE NEXT SUCCEEDING DAY THAT IS NOT A LEGAL HOLIDAY, AND NO INTEREST SHALL ACCRUE ON SUCH PAYMENT FOR THE INTERVENING PERIOD.

         "LETTER OF TRANSMITTAL" MEANS THE LETTER OF TRANSMITTAL TO BE PREPARED BY THE COMPANY AND SENT TO ALL HOLDERS OF THE NOTES FOR USE BY SUCH HOLDERS IN CONNECTION WITH THE EXCHANGE OFFER.

       "LIEN" MEANS, WITH RESPECT TO ANY ASSET, ANY MORTGAGE, LIEN, PLEDGE, CHARGE, SECURITY INTEREST OR ENCUMBRANCE OF ANY KIND IN RESPECT OF SUCH ASSET, WHETHER OR NOT FILED, RECORDED OR OTHERWISE PERFECTED UNDER APPLICABLE LAW, INCLUDING ANY CONDITIONAL SALE OR OTHER TITLE RETENTION AGREEMENT, ANY LEASE IN THE NATURE THEREOF, ANY OPTION OR OTHER AGREEMENT TO SELL OR GIVE A SECURITY INTEREST IN AND ANY FILING OF OR AGREEMENT TO GIVE ANY FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE (OR EQUIVALENT STATUTES) OF ANY JURISDICTION.

         "LIQUIDATED DAMAGES" MEANS ALL LIQUIDATED DAMAGES OWING PURSUANT TO THE REGISTRATION RIGHTS AGREEMENT.

         "NET INCOME" MEANS, WITH RESPECT TO ANY SPECIFIED PERSON, THE NET INCOME (LOSS) OF SUCH PERSON, DETERMINED IN ACCORDANCE WITH GAAP AND BEFORE ANY REDUCTION IN RESPECT OF PREFERRED STOCK DIVIDENDS, EXCLUDING, HOWEVER:

         (1) ANY GAIN OR LOSS, TOGETHER WITH ANY RELATED PROVISION FOR TAXES ON SUCH GAIN OR LOSS, REALIZED IN CONNECTION WITH: (A) ANY ASSET SALE; OR (B) THE DISPOSITION OF ANY SECURITIES BY SUCH PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES OR THE EXTINGUISHMENT OF ANY INDEBTEDNESS OF SUCH PERSON OR ANY OF ITS RESTRICTED SUBSIDIARIES; AND

         (2) ANY EXTRAORDINARY GAIN OR LOSS, TOGETHER WITH ANY RELATED PROVISION FOR TAXES ON SUCH EXTRAORDINARY GAIN OR LOSS.

         "NET PROCEEDS" MEANS THE AGGREGATE CASH PROCEEDS RECEIVED BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES IN RESPECT OF ANY ASSET SALE (INCLUDING, WITHOUT LIMITATION, ANY CASH RECEIVED UPON THE SALE OR OTHER DISPOSITION OF ANY NON-CASH CONSIDERATION RECEIVED IN ANY ASSET SALE), NET OF THE DIRECT COSTS RELATING TO SUCH ASSET SALE, INCLUDING, WITHOUT LIMITATION, LEGAL, ACCOUNTING AND INVESTMENT BANKING FEES, SALES COMMISSIONS, ANY RELOCATION EXPENSES INCURRED AS A RESULT THEREOF, TAXES PAID OR PAYABLE AS A RESULT THEREOF, IN EACH CASE, AFTER TAKING INTO ACCOUNT ANY AVAILABLE TAX CREDITS OR DEDUCTIONS AND ANY TAX SHARING ARRANGEMENTS, AND AMOUNTS REQUIRED TO BE APPLIED TO THE REPAYMENT OF INDEBTEDNESS, OTHER THAN THE CREDIT AGREEMENT OF THE COMPANY OR A SUBSIDIARY GUARANTOR, SECURED BY A LIEN ON THE ASSET OR ASSETS THAT WERE THE SUBJECT OF SUCH ASSET SALE IN EACH CASE AND ANY RESERVES FOR ADJUSTMENT IN RESPECT OF THE SALE PRICE OF SUCH ASSET OR ASSETS OR FOR ANY INDEMNIFICATION OBLIGATIONS ASSUMED IN CONNECTION WITH THE SALE OF SUCH ASSET OR ASSETS, ESTABLISHED IN ACCORDANCE WITH GAAP; PROVIDED, HOWEVER, THAT THE REVERSAL OF ANY SUCH RESERVE SHALL BE DEEMED A RECEIPT OF NET PROCEEDS BY THE COMPANY IN THE AMOUNT AND ON THE DATE OF SUCH REVERSAL.

         "NON-RECOURSE DEBT" MEANS INDEBTEDNESS:

         (1) AS TO WHICH NEITHER THE COMPANY NOR ANY OF ITS RESTRICTED SUBSIDIARIES (A) PROVIDES CREDIT SUPPORT OF ANY KIND (INCLUDING ANY UNDERTAKING, AGREEMENT OR INSTRUMENT THAT WOULD CONSTITUTE INDEBTEDNESS), (B) IS DIRECTLY OR INDIRECTLY LIABLE AS A GUARANTOR OR OTHERWISE, OR (C) CONSTITUTES THE LENDER;

         (2) NO DEFAULT WITH RESPECT TO WHICH (INCLUDING ANY RIGHTS THAT THE HOLDERS THEREOF MAY HAVE TO TAKE ENFORCEMENT ACTION AGAINST AN UNRESTRICTED SUBSIDIARY) WOULD PERMIT UPON NOTICE, LAPSE OF TIME OR BOTH ANY HOLDER OF ANY OTHER INDEBTEDNESS OF THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES TO DECLARE A DEFAULT ON SUCH

                  OTHER INDEBTEDNESS OR CAUSE THE PAYMENT THEREOF TO BE ACCELERATED OR PAYABLE PRIOR TO ITS STATED MATURITY; AND

         (3) AS TO WHICH THE LENDERS HAVE BEEN NOTIFIED IN WRITING THAT THEY SHALL NOT HAVE ANY RECOURSE TO THE STOCK OR ASSETS OF THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES.

         "NON-U.S. PERSON" MEANS A PERSON WHO IS NOT A U.S. PERSON.

         "NOTES" HAS THE MEANING ASSIGNED TO IT IN THE PREAMBLE TO THE INDENTURE. THE INITIAL NOTES AND THE ADDITIONAL NOTES SHALL BE TREATED AS A SINGLE CLASS FOR ALL PURPOSES UNDER THE INDENTURE.

         "OBLIGATIONS" MEANS ANY PRINCIPAL, INTEREST, PENALTIES, FEES, INDEMNIFICATIONS, REIMBURSEMENT OBLIGATIONS, DAMAGES AND OTHER LIABILITIES PAYABLE UNDER THE DOCUMENTATION GOVERNING ANY INDEBTEDNESS.

         "OFFERING" MEANS THE OFFERING OF THE NOTES BY THE COMPANY.

         "OFFICER" MEANS, WITH RESPECT TO ANY PERSON, THE CHAIRMAN OF THE BOARD, THE CHIEF EXECUTIVE OFFICER, THE PRESIDENT, THE CHIEF OPERATING OFFICER, THE CHIEF FINANCIAL OFFICER, THE TREASURER, ANY ASSISTANT TREASURER, THE CONTROLLER, THE SECRETARY OR ANY VICE-PRESIDENT OF SUCH PERSON.

         "OFFICERS' CERTIFICATE" MEANS A CERTIFICATE SIGNED ON BEHALF OF THE COMPANY BY AT LEAST TWO OFFICERS OF THE COMPANY, ONE OF WHOM MUST BE THE PRINCIPAL EXECUTIVE OFFICER, THE PRINCIPAL FINANCIAL OFFICER, THE TREASURER OR THE PRINCIPAL ACCOUNTING OFFICER OF THE COMPANY, THAT MEETS THE REQUIREMENTS OF
SECTION 12.05 HEREOF.

           "OPINION OF COUNSEL" MEANS AN OPINION FROM LEGAL COUNSEL WHO IS REASONABLY ACCEPTABLE TO THE TRUSTEE, THAT MEETS THE REQUIREMENTS OF SECTION
12.05 HEREOF. THE COUNSEL MAY BE AN EMPLOYEE OF OR COUNSEL TO THE COMPANY, ANY SUBSIDIARY OF THE COMPANY OR THE TRUSTEE.

         "PARTICIPANT" MEANS, WITH RESPECT TO THE DEPOSITARY, EUROCLEAR OR CEDEL, A PERSON WHO HAS AN ACCOUNT WITH THE DEPOSITARY, EUROCLEAR OR CEDEL, RESPECTIVELY (AND, WITH RESPECT TO DTC, SHALL INCLUDE EUROCLEAR AND CEDEL).

         "PERMITTED BUSINESS" MEANS THE BUSINESS CONDUCTED BY THE COMPANY AND ITS RESTRICTED SUBSIDIARIES ON THE DATE HEREOF AND BUSINESSES REASONABLY RELATED THERETO OR SUPPORTIVE THEREOF.

         "PERMITTED INVESTMENTS" MEANS:

         (1) ANY INVESTMENT IN THE COMPANY OR IN A RESTRICTED SUBSIDIARY OF THE COMPANY;

         (2)      ANY INVESTMENT IN CASH EQUIVALENTS;

         (3) ANY INVESTMENT BY THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY IN A PERSON, IF AS A RESULT OF SUCH INVESTMENT:

                  (A) SUCH PERSON BECOMES A RESTRICTED SUBSIDIARY OF THE COMPANY; OR

                  (B) SUCH PERSON IS MERGED, CONSOLIDATED OR AMALGAMATED WITH OR INTO, OR TRANSFERS OR CONVEYS SUBSTANTIALLY ALL OF ITS ASSETS TO, OR IS LIQUIDATED INTO, THE COMPANY OR A RESTRICTED SUBSIDIARY OF THE COMPANY;

         (4) ANY INVESTMENT MADE AS A RESULT OF THE RECEIPT OF NON-CASH CONSIDERATION FROM AN ASSET SALE THAT WAS MADE PURSUANT TO AND IN COMPLIANCE WITH SECTION 4.10 HEREOF.

         (5) ANY ACQUISITION OF ASSETS TO THE EXTENT ACQUIRED IN EXCHANGE FOR THE ISSUANCE OF EQUITY INTERESTS (OTHER THAN DISQUALIFIED STOCK) OF THE COMPANY;

         (6)      HEDGING OBLIGATIONS;

         (7) OTHER INVESTMENTS IN ANY PERSON HAVING AN AGGREGATE FAIR MARKET VALUE (MEASURED ON THE DATE EACH SUCH INVESTMENT WAS MADE AND WITHOUT GIVING EFFECT TO SUBSEQUENT CHANGES IN VALUE), WHEN TAKEN TOGETHER WITH ALL OTHER INVESTMENTS MADE PURSUANT TO THIS CLAUSE (7) THAT ARE AT THE TIME OUTSTANDING NOT TO EXCEED THE GREATER OF (A) $35.0 MILLION AND (B) 5% OF TOTAL ASSETS;

         (8) INVESTMENTS EXISTING ON THE DATE OF THE INDENTURE AND ANY AMENDMENT, MODIFICATION, RESTATEMENT, SUPPLEMENT, EXTENSION, RENEWAL, REFUNDING, REPLACEMENT, REFINANCING, IN WHOLE OR IN PART, THEREOF;

         (9) INVESTMENTS IN PERMITTED JOINT VENTURES IN AN AMOUNT AT ANY ONE TIME OUTSTANDING NOT TO EXCEED THE GREATER OF 3% OF TOTAL ASSETS OR $10.0 MILLION;

         (10) INVESTMENTS IN UNRESTRICTED SUBSIDIARIES IN AN AMOUNT AT ANY ONE TIME OUTSTANDING NOT TO EXCEED THE GREATER OF 3% OF TOTAL ASSETS OR $10.0 MILLION;

         (11) INVESTMENTS IN SECURITIES OF TRADE CREDITORS OR CUSTOMERS RECEIVED PURSUANT TO A PLAN OF REORGANIZATION OR SIMILAR ARRANGEMENT UPON THE BANKRUPTCY OR INSOLVENCY OF SUCH TRADE CREDITORS OR CUSTOMERS;

         (12) ANY INVESTMENT BY THE COMPANY OR A SUBSIDIARY OF THE COMPANY IN A SECURITIZATION ENTITY OR ANY INVESTMENT BY A SECURITIZATION ENTITY IN ANY OTHER PERSON IN CONNECTION WITH A QUALIFIED SECURITIZATION TRANSACTION; PROVIDED THAT ANY INVESTMENT IN A SECURITIZATION ENTITY IS IN THE FORM OF A PURCHASE MONEY NOTE OR ANY EQUITY INTEREST;

         (13)     EXTENSIONS OF TRADE CREDIT IN THE ORDINARY COURSE OF BUSINESS;
                  AND

         (14) LOANS OR ADVANCES TO EMPLOYEES OR CONSULTANTS IN THE ORDINARY COURSE OF BUSINESS AND CONSISTENT WITH PAST PRACTICES, WHICH ARE APPROVED BY THE MAJORITY OF THE BOARD OF DIRECTORS IN GOOD FAITH.

         "PERMITTED JOINT VENTURE" MEANS AN ENTITY CHARACTERIZED AS A JOINT VENTURE (HOWEVER STRUCTURED) ENGAGED IN A PERMITTED BUSINESS AND IN WHICH THE COMPANY OR A RESTRICTED SUBSIDIARY (A) OWNS AT LEAST 25% OF THE OWNERSHIP INTEREST OR (B) HAS THE RIGHT TO RECEIVE AT LEAST 25% OF THE PROFITS OR DISTRIBUTIONS; PROVIDED THAT SUCH JOINT VENTURE IS NOT A SUBSIDIARY.

         "PERMITTED JUNIOR SECURITIES" MEANS: (1) DEBT SECURITIES OF THE COMPANY AS REORGANIZED OR READJUSTED, IF APPLICABLE, AND GUARANTEED BY THE SUBSIDIARY GUARANTORS, OR DEBT SECURITIES OF THE COMPANY (OR ANY OTHER COMPANY, TRUST OR ORGANIZATION PROVIDED FOR BY A PLAN OF REORGANIZATION OR READJUSTMENT SUCCEEDING TO THE ASSETS AND LIABILITIES OF THE COMPANY) AND GUARANTEED BY THE SUBSIDIARY GUARANTORS, IN EACH OF THE FOREGOING CASES, WHICH SECURITIES AND GUARANTEES ARE SUBORDINATED, TO AT LEAST THE SAME EXTENT AS THE NOTES AND THE SUBSIDIARY GUARANTIES, TO THE PAYMENT OF ALL SENIOR DEBT AND GUARANTIES THEREOF THAT SHALL BE OUTSTANDING AFTER GIVING EFFECT TO SUCH REORGANIZATION OR READJUSTMENT, IF APPLICABLE, SO LONG AS (A) SUCH DEBT SECURITIES ARE NOT ENTITLED TO THE BENEFIT OF COVENANTS OR DEFAULTS MORE BENEFICIAL TO THE HOLDERS OF SUCH DEBT SECURITIES THAN THOSE IN EFFECT WITH RESPECT TO THE NOTES (OR THE SENIOR DEBT, AFTER GIVING EFFECT TO SUCH REORGANIZATION OR READJUSTMENT, IF APPLICABLE), AND (B) SUCH DEBT SECURITIES SHALL NOT PROVIDE FOR AMORTIZATION INCLUDING SINKING FUND AND MANDATORY PREPAYMENT PROVISIONS (OTHER THAN A MANDATORY PREPAYMENT OF THE TYPE DESCRIBED IN SECTION 4.15 HEREOF) COMMENCING PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE FINAL SCHEDULED MATURITY DATE OF THE SENIOR DEBT (AS MODIFIED BY SUCH REORGANIZATION OR READJUSTMENT, IF APPLICABLE), OR (2) EQUITY INTERESTS IN THE COMPANY OR ANY SUBSIDIARY GUARANTOR; PROVIDED THAT IN EACH CASE WITH RESPECT TO CLAUSE (1) OR (2) ABOVE (X) IF A NEW CORPORATION RESULTS FROM ANY SUCH REORGANIZATION OR READJUSTMENT, SUCH CORPORATION ASSUMES ALL SENIOR DEBT THAT SHALL BE OUTSTANDING AFTER GIVING EFFECT THERETO AND (Y) THE RIGHTS OF THE HOLDERS OF SENIOR DEBT ARE NOT IMPAIRED.

         "PERMITTED LIENS" MEANS:

         (1) LIENS OF THE COMPANY AND ANY SUBSIDIARY GUARANTOR SECURING INDEBTEDNESS AND OTHER OBLIGATIONS UNDER CREDIT FACILITIES THAT WERE SENIOR DEBT THAT WAS PERMITTED BY THE TERMS OF THE INDENTURE TO BE INCURRED;

         (2)      LIENS IN FAVOR OF THE COMPANY OR THE SUBSIDIARY GUARANTORS;

         (3) LIENS ON PROPERTY OF A PERSON EXISTING AT THE TIME SUCH PERSON IS MERGED WITH OR INTO OR CONSOLIDATED WITH THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY; PROVIDED THAT SUCH LIENS WERE IN EXISTENCE PRIOR TO THE CONTEMPLATION OF SUCH MERGER OR CONSOLIDATION AND DO NOT EXTEND TO ANY ASSETS OTHER THAN THOSE OF THE PERSON MERGED INTO OR CONSOLIDATED WITH THE COMPANY OR THE SUBSIDIARY;

         (4) LIENS ON PROPERTY EXISTING AT THE TIME OF ACQUISITION THEREOF BY THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, PROVIDED THAT SUCH LIENS WERE IN EXISTENCE PRIOR TO THE CONTEMPLATION OF SUCH ACQUISITION;

         (5) LIENS TO SECURE THE PERFORMANCE OF STATUTORY OBLIGATIONS, SURETY OR APPEAL BONDS, PERFORMANCE BONDS OR OTHER OBLIGATIONS OF A LIKE NATURE INCURRED IN THE ORDINARY COURSE OF BUSINESS;

         (6) LIENS TO SECURE INDEBTEDNESS (INCLUDING CAPITAL LEASE OBLIGATIONS) PERMITTED BY CLAUSE (IV) OF THE SECOND PARAGRAPH OF SECTION 4.09 HEREOF COVERING ONLY THE ASSETS ACQUIRED WITH SUCH INDEBTEDNESS;

         (7)      LIENS EXISTING ON THE DATE OF THE INDENTURE;

         (8) LIENS FOR TAXES, ASSESSMENTS OR GOVERNMENTAL CHARGES OR CLAIMS THAT ARE NOT YET DELINQUENT OR THAT ARE BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS PROMPTLY INSTITUTED AND DILIGENTLY CONCLUDED, PROVIDED THAT ANY RESERVE OR OTHER APPROPRIATE PROVISION AS SHALL BE REQUIRED IN CONFORMITY WITH GAAP SHALL HAVE BEEN MADE THEREFOR;

         (9) LIENS (NOT OTHERWISE PERMITTED HEREUNDER) WITH RESPECT TO OBLIGATIONS THAT DO NOT EXCEED $10.0 MILLION AT ANY ONE TIME OUTSTANDING;

         (10) LIENS ON ASSETS OF UNRESTRICTED SUBSIDIARIES THAT SECURE NON-RECOURSE DEBT OF UNRESTRICTED SUBSIDIARIES;

         (11) LIENS ON ASSETS OF A RESTRICTED SUBSIDIARY THAT IS NOT A SUBSIDIARY GUARANTOR THAT SECURE INDEBTEDNESS (INCLUDING ACQUIRED INDEBTEDNESS) INCURRED IN COMPLIANCE WITH THE COVENANT DESCRIBED IN SECTION 4.17 HEREOF OR INDEBTEDNESS INCURRED IN COMPLIANCE WITH CLAUSES (I) OR (II) OF SECTION
                  4.09 HEREOF;

         (12)     JUDGMENT LIENS NOT GIVING RISE TO AN EVENT OF DEFAULT;

         (13) LIENS ENCUMBERING DEPOSITS MADE TO SECURE OBLIGATIONS ARISING FROM STATUTORY, REGULATORY, CONTRACTUAL, OR WARRANTY REQUIREMENTS OF THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES, INCLUDING RIGHTS OF OFFSET AND SET-OFF;

         (14) LIENS IN FAVOR OF CUSTOMS AND REVENUE AUTHORITIES ARISING AS A MATTER OF LAW TO SECURE PAYMENT OF CUSTOMER DUTIES IN CONNECTION WITH THE IMPORTATION OF GOODS;

         (15) LEASES OR SUBLEASES GRANTED TO OTHERS THAT DO NOT MATERIALLY INTERFERE WITH THE ORDINARY COURSE OF BUSINESS OF THE COMPANY AND ITS RESTRICTED SUBSIDIARIES;

         (16) LIENS INCURRED OR DEPOSITS MADE IN THE ORDINARY COURSE OF BUSINESS IN CONNECTION WITH WORKERS' COMPENSATION, UNEMPLOYMENT INSURANCE AND OTHER TYPES OF SOCIAL SECURITY, INCLUDING ANY LIEN SECURING LETTERS OF CREDIT ISSUED IN THE ORDINARY COURSE OF BUSINESS CONSISTENT WITH PAST PRACTICE IN CONNECTION THEREWITH, OR TO SECURE THE PERFORMANCE OF TENDERS, STATUTORY OBLIGATIONS, SURETY AND APPEAL BONDS, BIDS, LEASES, GOVERNMENT CONTRACTS, PERFORMANCE AND RETURN-OF-MONEY BONDS AND OTHER SIMILAR OBLIGATIONS (EXCLUSIVE OF OBLIGATIONS FOR THE PAYMENT OF BORROWED MONEY);

         (17) LIENS IMPOSED BY LAW, SUCH AS CARRIERS', WAREHOUSEMAN'S AND MECHANICS' LIENS IN EACH CASE FOR SUMS NOT YET DUE OR BEING CONTESTED IN GOOD FAITH;

         (18) LIENS SECURING INDEBTEDNESS OR OTHER OBLIGATIONS OF A RESTRICTED SUBSIDIARY OWING TO THE COMPANY OR ANY SUBSIDIARY GUARANTOR TO THE EXTENT SUCH INDEBTEDNESS IS PERMITTED TO BE INCURRED IN ACCORDANCE WITH SECTION 4.09 HEREOF;

         (19) LIENS SECURING HEDGING OBLIGATIONS AS LONG AS THE RELATED INDEBTEDNESS IS, AND IS PERMITTED TO BE UNDER THE INDENTURES TO BE SECURED BY A LIEN ON THE SAME PROPERTY SECURING THE HEDGING OBLIGATIONS;

         (20) LIENS ON SPECIFIC ITEMS OF INVENTORY OR OTHER GOODS AND PROCEEDS OF ANY PERSON SECURING SUCH PERSON'S OBLIGATIONS WITH RESPECT OF BANKERS' ACCEPTANCES ISSUED OR CREATED FOR THE ACCOUNT OF SUCH PERSON TO FACILITATE THE PURCHASE, SHIPMENT OR STORAGE OF SUCH INVENTORY OR OTHER GOODS;

         (21) LIENS ARISING FROM UNIFORM COMMERCIAL CODE FINANCING STATEMENT FILINGS REGARDING OPERATING LEASES ENTERED INTO BY THE COMPANY AND ITS RESTRICTED SUBSIDIARIES IN THE ORDINARY COURSE OF BUSINESS; AND

         (22) LIENS ON ASSETS TRANSFERRED TO A SECURITIZATION ENTITY OR ON ASSETS OF A SECURITIZATION ENTITY, IN EITHER CASE INCURRED IN CONNECTION WITH A QUALIFIED SECURITIZATION TRANSACTION.

         "PERMITTED REFINANCING INDEBTEDNESS" MEANS ANY INDEBTEDNESS OF THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES ISSUED IN EXCHANGE FOR, OR THE NET PROCEEDS OF WHICH ARE USED TO EXTEND, REFINANCE, RENEW, REPLACE, DEFEASE OR REFUND OTHER INDEBTEDNESS OF THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES (OTHER THAN INTERCOMPANY INDEBTEDNESS); PROVIDED THAT:

         (1) THE PRINCIPAL AMOUNT (OR ACCRETED VALUE, IF APPLICABLE) OF SUCH PERMITTED REFINANCING INDEBTEDNESS DOES NOT EXCEED THE PRINCIPAL AMOUNT (OR ACCRETED VALUE, IF APPLICABLE) OF THE INDEBTEDNESS SO EXTENDED, REFINANCED, RENEWED, REPLACED, DEFEASED OR REFUNDED (PLUS ALL ACCRUED INTEREST THEREON AND THE AMOUNT OF ALL EXPENSES AND PREMIUMS INCURRED IN CONNECTION THEREWITH);

         (2) SUCH PERMITTED REFINANCING INDEBTEDNESS HAS A FINAL MATURITY DATE LATER THAN THE FINAL MATURITY DATE OF, AND HAS A WEIGHTED AVERAGE LIFE TO MATURITY EQUAL TO OR GREATER THAN THE WEIGHTED AVERAGE LIFE TO MATURITY OF, THE INDEBTEDNESS BEING EXTENDED, REFINANCED, RENEWED, REPLACED, DEFEASED OR REFUNDED;

         (3) IF THE INDEBTEDNESS BEING EXTENDED, REFINANCED, RENEWED, REPLACED, DEFEASED OR REFUNDED IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES, SUCH PERMITTED REFINANCING INDEBTEDNESS HAS A FINAL MATURITY DATE LATER THAN THE FINAL MATURITY DATE OF, AND IS SUBORDINATED IN RIGHT OF PAYMENT TO, THE NOTES ON TERMS AT LEAST AS FAVORABLE TO THE HOLDERS OF NOTES AS THOSE CONTAINED IN THE DOCUMENTATION GOVERNING THE INDEBTEDNESS BEING EXTENDED, REFINANCED, RENEWED, REPLACED, DEFEASED OR REFUNDED; AND

         (4) IF SUCH REFINANCED INDEBTEDNESS WAS INDEBTEDNESS OF THE COMPANY OR A SUBSIDIARY GUARANTOR, SUCH INDEBTEDNESS IS INCURRED EITHER BY THE COMPANY OR BY A SUBSIDIARY GUARANTOR.

         "PERSON" MEANS ANY INDIVIDUAL, CORPORATION, PARTNERSHIP, JOINT VENTURE, ASSOCIATION, JOINT-STOCK COMPANY, TRUST, UNINCORPORATED ORGANIZATION, LIMITED LIABILITY COMPANY OR GOVERNMENT OR OTHER ENTITY.

         "PRINCIPALS" MEANS ONEX DHC LLC AND J2R CORPORATION.

         "PRIVATE PLACEMENT LEGEND" MEANS THE LEGEND SET FORTH IN SECTION 2.06(G)(I) TO BE PLACED ON ALL NOTES ISSUED UNDER THIS INDENTURE EXCEPT WHERE OTHERWISE PERMITTED BY THE PROVISIONS OF THIS INDENTURE.

         "PRO FORMA COST SAVINGS" MEANS, WITH RESPECT TO ANY PERIOD, THE REDUCTION IN COSTS THAT OCCURRED DURING THE FOUR-QUARTER PERIOD OR AFTER THE END OF THE FOUR-QUARTER PERIOD AND ON OR PRIOR TO THE TRANSACTION DATE THAT WERE (I) DIRECTLY ATTRIBUTABLE TO AN ASSET ACQUISITION AND CALCULATED ON A BASIS THAT IS CONSISTENT WITH ARTICLE 11 OF REGULATION S-X UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE INDENTURE OR (II) IMPLEMENTED BY THE BUSINESS THAT WAS THE SUBJECT OF ANY SUCH ASSET ACQUISITION WITHIN SIX MONTHS OF THE DATE OF THE ASSET ACQUISITION, THAT ARE SUPPORTABLE AND QUANTIFIABLE BY THE UNDERLYING ACCOUNTING RECORDS OF SUCH BUSINESS, AND ARE DESCRIBED, AS PROVIDED BELOW, IN AN OFFICER'S CERTIFICATE, AS IF, IN THE CASE OF EACH OF CLAUSE (I) AND (II), ALL SUCH REDUCTIONS IN COSTS HAD BEEN EFFECTED AS OF THE BEGINNING OF SUCH PERIOD. PRO FORMA COST SAVINGS DESCRIBED IN CLAUSE (II) ABOVE SHALL BE SET FORTH IN REASONABLE SPECIFICITY IN A CERTIFICATE DELIVERED TO THE TRUSTEE FROM THE COMPANY'S CHIEF FINANCIAL OFFICER AND, IN THE CASE OF PRO FORMA COST SAVINGS IN EXCESS OF $5.0 MILLION PER FOUR-QUARTER PERIOD, SUCH CERTIFICATE SHALL BE ACCOMPANIED BY A SUPPORTING OPINION FROM AN ACCOUNTING FIRM OF NATIONAL STANDING.

         "PRODUCTIVE ASSETS" MEANS ASSETS THAT ARE USED OR USEFUL IN, OR CAPITAL STOCK OF ANY PERSON ENGAGED IN, A PERMITTED BUSINESS.

         "QIB" MEANS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A.

         "QUALIFIED SECURITIZATION TRANSACTION" MEANS ANY TRANSACTION OR SERIES OF TRANSACTIONS PURSUANT TO WHICH THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES MAY SELL, CONVEY OR OTHERWISE TRANSFER TO (A) A SECURITIZATION ENTITY (IN THE CASE OF A TRANSFER BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES) AND (B) ANY OTHER PERSON (IN CASE OF A TRANSFER BY A SECURITIZATION ENTITY), OR MAY GRANT A SECURITY INTEREST IN, ANY ACCOUNTS RECEIVABLE (WHETHER NOW EXISTING OR ARISING OR ACQUIRED IN THE FUTURE) OF THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES, AND ANY ASSETS RELATED THERETO INCLUDING, WITHOUT LIMITATION, ALL COLLATERAL SECURING SUCH ACCOUNTS RECEIVABLE AND OTHER ASSETS (INCLUDING CONTRACT RIGHTS) AND ALL GUARANTEES OR OTHER OBLIGATIONS IN RESPECT TO SUCH ACCOUNTS RECEIVABLE, PROCEEDS OF SUCH ACCOUNTS RECEIVABLE AND OTHER ASSETS (INCLUDING CONTRACT RIGHTS) WHICH ARE CUSTOMARILY TRANSFERRED OR IN RESPECT OF WHICH SECURITY INTERESTS ARE CUSTOMARILY GRANTED IN CONNECTION WITH ASSET SECURITIZATION TRANSACTIONS INVOLVING ACCOUNTS RECEIVABLE ALL OF THE FOREGOING FOR THE PURPOSE OF PROVIDING WORKING CAPITAL FINANCING ON TERMS THAT ARE MORE FAVORABLE TO THE COMPANY AND ITS RESTRICTED SUBSIDIARY THAN WOULD OTHERWISE BE AVAILABLE AT THAT TIME.

         "RECAPITALIZATION" MEANS THE TRANSACTIONS CONTEMPLATED BY THE RECAPITALIZATION AGREEMENT DATED MARCH 29, 1999 BY AND AMONG THE COMPANY, JLF ACQUISITION LLC AND THE OTHER PERSONS LISTED ON THE SIGNATURE PAGES THERETO.

         "REGISTRATION RIGHTS AGREEMENT" MEANS THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF MAY 28, 1999, BY AND AMONG THE COMPANY AND OTHER PARTIES NAMED ON THE SIGNATURE PAGES THEREOF, AS SUCH AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME AND, WITH RESPECT TO ANY ADDITIONAL NOTES, ONE OR MORE REGISTRATION RIGHTS AGREEMENTS BETWEEN THE COMPANY AND THE OTHER PARTIES THERETO, AS SUCH AGREEMENT(S) MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, RELATING TO RIGHTS GIVEN BY THE COMPANY TO THE PURCHASERS OF ADDITIONAL NOTES TO REGISTER SUCH ADDITIONAL NOTES UNDER THE SECURITIES ACT."

         "REGULATION S" MEANS REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

         "REGULATION S GLOBAL NOTE" MEANS A REGULATION S TEMPORARY GLOBAL NOTE OR REGULATION S PERMANENT GLOBAL NOTE, AS APPROPRIATE.

         "REGULATION S PERMANENT GLOBAL NOTE" MEANS A PERMANENT GLOBAL NOTE IN THE FORM OF EXHIBIT A1 HERETO BEARING THE GLOBAL NOTE LEGEND AND THE PRIVATE PLACEMENT LEGEND AND DEPOSITED WITH OR ON BEHALF OF AND REGISTERED IN THE NAME OF THE DEPOSITARY OR ITS NOMINEE, ISSUED IN A DENOMINATION EQUAL TO THE OUTSTANDING PRINCIPAL AMOUNT OF THE REGULATION S TEMPORARY GLOBAL NOTE UPON EXPIRATION OF THE RESTRICTED PERIOD.

         "REGULATION S TEMPORARY GLOBAL NOTE" MEANS A TEMPORARY GLOBAL NOTE IN THE FORM OF EXHIBIT A2 HERETO BEARING THE GLOBAL NOTE LEGEND, THE PRIVATE PLACEMENT LEGEND AND THE TEMPORARY REGULATION S LEGEND AND DEPOSITED WITH OR ON BEHALF OF AND REGISTERED IN THE NAME OF THE DEPOSITARY OR ITS NOMINEE, ISSUED IN A DENOMINATION EQUAL TO THE OUTSTANDING PRINCIPAL AMOUNT OF THE NOTES INITIALLY SOLD IN RELIANCE ON RULE 903 OF REGULATION S.

         "RELATED PARTY" MEANS:

         (1) ANY CONTROLLING STOCKHOLDER, 80% (OR MORE) OWNED SUBSIDIARY, OR IMMEDIATE FAMILY MEMBER (IN THE CASE OF AN INDIVIDUAL) OF ANY PRINCIPAL; OR

         (2) ANY TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY, THE BENEFICIARIES, STOCKHOLDERS, PARTNERS, OWNERS OR PERSONS BENEFICIALLY HOLDING AN 80% OR MORE CONTROLLING INTEREST OF WHICH CONSIST OF ANY ONE OR MORE PRINCIPALS AND/OR SUCH OTHER PERSONS REFERRED TO IN THE IMMEDIATELY PRECEDING CLAUSE (1).

         "REPRESENTATIVE" MEANS THE INDENTURE TRUSTEE OR OTHER TRUSTEE, AGENT OR REPRESENTATIVE FOR ANY SENIOR DEBT.

         "RESPONSIBLE OFFICER," WHEN USED WITH RESPECT TO THE TRUSTEE, MEANS ANY OFFICER WITHIN THE CORPORATE TRUST ADMINISTRATION OF THE TRUSTEE (OR ANY SUCCESSOR GROUP OF THE TRUSTEE) OR ANY OTHER OFFICER OF THE TRUSTEE CUSTOMARILY PERFORMING FUNCTIONS SIMILAR TO THOSE PERFORMED BY ANY OF THE ABOVE DESIGNATED OFFICERS AND ALSO MEANS, WITH RESPECT TO A PARTICULAR CORPORATE TRUST MATTER, ANY OTHER OFFICER TO WHOM SUCH MATTER IS REFERRED BECAUSE OF HIS KNOWLEDGE OF AND FAMILIARITY WITH THE PARTICULAR SUBJECT.

         "RESTRICTED DEFINITIVE NOTE" MEANS A DEFINITIVE NOTE BEARING THE PRIVATE PLACEMENT LEGEND.

         "RESTRICTED GLOBAL NOTE" MEANS A GLOBAL NOTE BEARING THE PRIVATE PLACEMENT LEGEND.

         "RESTRICTED INVESTMENT" MEANS AN INVESTMENT OTHER THAN A PERMITTED INVESTMENT.

         "RESTRICTED SUBSIDIARY" OF A PERSON MEANS ANY SUBSIDIARY OF THE REFERENT PERSON THAT IS NOT AN UNRESTRICTED SUBSIDIARY.

         "RULE 144" MEANS RULE 144 PROMULGATED UNDER THE SECURITIES ACT.

         "RULE 144A" MEANS RULE 144A PROMULGATED UNDER THE SECURITIES ACT.

         "RULE 903" MEANS RULE 903 PROMULGATED UNDER THE SECURITIES ACT.

         "RULE 904" MEANS RULE 904 PROMULGATED THE SECURITIES ACT.

         "SEC" MEANS THE SECURITIES AND EXCHANGE COMMISSION.

         "SECURITIES ACT" MEANS THE SECURITIES ACT OF 1933, AS AMENDED.

         "SECURITIZATION ENTITY" MEANS A WHOLLY OWNED SUBSIDIARY OF THE COMPANY (OR ANOTHER PERSON IN WHICH THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY MAKES AN INVESTMENT AND TO WHICH THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY TRANSFERS ACCOUNTS RECEIVABLE OR EQUIPMENT AND RELATED ASSETS) THAT ENGAGES IN NO ACTIVITIES OTHER THAN IN CONNECTION WITH THE FINANCING OF ACCOUNTS RECEIVABLE AND THAT IS DESIGNATED BY THE BOARD OF DIRECTORS OF THE COMPANY (AS PROVIDED BELOW) AS A SECURITIZATION ENTITY (A) NO PORTION OF THE INDEBTEDNESS OR ANY OTHER OBLIGATIONS (CONTINGENT OR OTHERWISE) OF WHICH (I) IS GUARANTEED BY THE COMPANY OR ANY OTHER RESTRICTED SUBSIDIARY (EXCLUDING GUARANTEES OF OBLIGATIONS (OTHER THAN THE PRINCIPAL OF, AND INTEREST ON, INDEBTEDNESS)) PURSUANT TO STANDARD SECURITIZATION UNDERTAKINGS, (II) IS RECOURSE TO OR OBLIGATES THE COMPANY OR ANY RESTRICTED SUBSIDIARY IN ANY WAY OTHER THAN PURSUANT TO STANDARD SECURITIZATION UNDERTAKINGS, (B) WITH WHICH NEITHER THE COMPANY NOR ANY RESTRICTED SUBSIDIARY HAS ANY MATERIAL CONTRACT, AGREEMENT, ARRANGEMENT OR UNDERSTANDING OTHER THAN ON TERMS NO LESS FAVORABLE TO THE COMPANY OR SUCH RESTRICTED SUBSIDIARY THAN THOSE THAT MIGHT BE OBTAINED AT THE TIME FROM PERSONS THAT ARE NOT AFFILIATES OF THE COMPANY, OTHER THAN FEES PAYABLE IN THE ORDINARY COURSE OF BUSINESS IN CONNECTION WITH SERVICING RECEIVABLES OF SUCH ENTITY, AND
(C) TO WHICH NEITHER THE COMPANY NOR ANY RESTRICTED SUBSIDIARY HAS ANY OBLIGATION TO MAINTAIN OR PRESERVE SUCH ENTITY'S FINANCIAL CONDITION OR CAUSE SUCH ENTITY TO ACHIEVE CERTAIN LEVELS OF OPERATING RESULTS. ANY SUCH DESIGNATION BY THE BOARD OF DIRECTORS SHALL BE EVIDENCED TO EACH OF THE TRUSTEES BY FILING WITH THE TRUSTEES A CERTIFIED COPY OF THE RESOLUTION OF THE BOARD OF DIRECTORS GIVING EFFECT TO SUCH DESIGNATION AND AN OFFICERS' CERTIFICATE CERTIFYING THAT SUCH DESIGNATION COMPLIED WITH THE FOREGOING CONDITIONS.

         "SENIOR DEBT" MEANS:

         (1) ALL INDEBTEDNESS OF THE COMPANY OR ANY SUBSIDIARY GUARANTOR OUTSTANDING UNDER CREDIT FACILITIES AND ALL HEDGING OBLIGATIONS WITH RESPECT THERETO;

         (2) ANY OTHER INDEBTEDNESS OF THE COMPANY OR ANY SUBSIDIARY GUARANTOR PERMITTED TO BE INCURRED UNDER THE TERMS OF THE INDENTURE, UNLESS THE INSTRUMENT UNDER WHICH SUCH INDEBTEDNESS IS INCURRED EXPRESSLY PROVIDES THAT IT IS ON A PARITY WITH

                  OR SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES OR ANY SUBSIDIARY GUARANTY, AS THE CASE MAY BE; AND

         (3) ALL OBLIGATIONS WITH RESPECT TO THE ITEMS LISTED IN THE PRECEDING CLAUSES (1) AND (2).

         NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE PRECEDING, SENIOR DEBT SHALL NOT INCLUDE:

         (1) ANY LIABILITY FOR FEDERAL, STATE, LOCAL OR OTHER TAXES OWED OR OWING BY THE COMPANY OR THE SUBSIDIARY GUARANTORS;

         (2) ANY INDEBTEDNESS OF THE COMPANY TO ANY OF ITS SUBSIDIARIES OR OTHER AFFILIATES;

         (3)      ANY TRADE PAYABLES; OR

         (4)      ANY INDEBTEDNESS THAT IS INCURRED IN VIOLATION OF THE
INDENTURE.

         "SENIOR GUARANTIES" MEANS THE GUARANTIES BY THE SUBSIDIARY GUARANTORS OF OBLIGATIONS UNDER THE CREDIT AGREEMENT.

         "SHELF REGISTRATION STATEMENT" MEANS THE SHELF REGISTRATION STATEMENT DEFINED IN THE REGISTRATION RIGHTS AGREEMENT.

         "SIGNIFICANT SUBSIDIARY" MEANS ANY SUBSIDIARY THAT WOULD BE A "SIGNIFICANT SUBSIDIARY" AS DEFINED IN ARTICLE 1, RULE 1-02 OF REGULATION S-X, PROMULGATED PURSUANT TO THE SECURITIES ACT, AS SUCH REGULATION IS IN EFFECT ON THE DATE HEREOF.

         "STANDARD SECURITIZATION UNDERTAKINGS" MEANS REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITIES ENTERED INTO BY THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY THAT ARE REASONABLY CUSTOMARY IN AN ACCOUNTS RECEIVABLE SECURITIZATION TRANSACTION.

         "STATED MATURITY" MEANS, WITH RESPECT TO ANY INSTALLMENT OF INTEREST OR PRINCIPAL ON ANY SERIES OF INDEBTEDNESS, THE DATE ON WHICH SUCH PAYMENT OF INTEREST OR PRINCIPAL WAS SCHEDULED TO BE PAID IN THE ORIGINAL DOCUMENTATION GOVERNING SUCH INDEBTEDNESS, AND SHALL NOT INCLUDE ANY CONTINGENT OBLIGATIONS TO REPAY, REDEEM OR REPURCHASE ANY SUCH INTEREST OR PRINCIPAL PRIOR TO THE DATE ORIGINALLY SCHEDULED FOR THE PAYMENT THEREOF.

         "SUBORDINATED CREDIT FACILITY" MEANS THE BRIDGE LOAN AGREEMENT DATED AS OF APRIL 21, 1999 BY AND AMONG THE COMPANY, THE SUBSIDIARY GUARANTORS, THE LENDERS NAMED THEREIN, BANC OF AMERICA SECURITIES LLC AND CHASE SECURITIES INC., AS ARRANGERS, NATIONSBRIDGE, L.L.C. AND THE CHASE MANHATTAN BANK, AS CO-AGENTS, AND NATIONSBRIDGE, L.L.C., AS ADMINISTRATIVE AGENT.

         "SUBSIDIARY" MEANS, WITH RESPECT TO ANY SPECIFIED PERSON:

         (1) ANY CORPORATION, ASSOCIATION OR OTHER BUSINESS ENTITY OF WHICH MORE THAN 50% OF THE TOTAL VOTING POWER OF SHARES OF CAPITAL STOCK ENTITLED (WITHOUT REGARD TO THE OCCURRENCE OF ANY CONTINGENCY) TO VOTE IN THE ELECTION OF DIRECTORS, MANAGERS OR TRUSTEES THEREOF IS AT THE TIME OWNED OR CONTROLLED, DIRECTLY OR

                  INDIRECTLY, BY SUCH PERSON OR ONE OR MORE OF THE OTHER SUBSIDIARIES OF THAT PERSON (OR A COMBINATION THEREOF); AND

         (2) ANY PARTNERSHIP (A) THE SOLE GENERAL PARTNER OR THE MANAGING GENERAL PARTNER OF WHICH IS SUCH PERSON OR A SUBSIDIARY OF SUCH PERSON OR (B) THE ONLY GENERAL PARTNERS OF WHICH ARE SUCH PERSON OR ONE OR MORE SUBSIDIARIES OF SUCH PERSON (OR ANY COMBINATION THEREOF).

         "SUBSIDIARY GUARANTORS" MEANS:

         (1) EACH DOMESTIC SUBSIDIARY OF THE COMPANY EXISTING ON THE DATE OF THE INDENTURE; AND

         (2) ANY OTHER SUBSIDIARY THAT EXECUTES A SUBSIDIARY GUARANTY IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE;

AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         "SUBSIDIARY GUARANTY" MEANS A GUARANTY OF THE COMPANY'S OBLIGATIONS WITH RESPECT TO THE NOTES BY ANY SUBSIDIARY GUARANTOR OR ANY RESTRICTED SUBSIDIARY OF THE COMPANY THAT EXECUTES A SUPPLEMENTAL INDENTURE SUBSTANTIALLY IN THE FORM OF EXHIBIT F HERETO.

         "TIA" MEANS THE TRUST INDENTURE ACT OF 1939 (15
U.S.C. Sections 77AAA-77BBBB) AS IN EFFECT ON THE DATE ON WHICH THIS INDENTURE IS QUALIFIED UNDER THE TIA.

         "TOTAL ASSETS" MEANS THE TOTAL ASSETS OF THE COMPANY AND ITS RESTRICTED SUBSIDIARIES ON A CONSOLIDATED BASIS DETERMINED IN ACCORDANCE WITH GAAP, AS SHOWN ON THE MOST RECENTLY AVAILABLE CONSOLIDATED BALANCE SHEET OF THE COMPANY AND ITS RESTRICTED SUBSIDIARIES.

         "TRUSTEE" MEANS THE PARTY NAMED AS SUCH ABOVE UNTIL A SUCCESSOR REPLACES IT IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THIS INDENTURE AND THEREAFTER MEANS THE SUCCESSOR SERVING HEREUNDER.

         "UNRESTRICTED DEFINITIVE NOTE" MEANS ONE OR MORE DEFINITIVE NOTES THAT DO NOT BEAR AND ARE NOT REQUIRED TO BEAR THE PRIVATE PLACEMENT LEGEND.

         "UNRESTRICTED GLOBAL NOTE" MEANS A PERMANENT GLOBAL NOTE SUBSTANTIALLY IN THE FORM OF EXHIBIT A1 ATTACHED HERETO THAT BEARS THE GLOBAL NOTE LEGEND AND THAT HAS THE "SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE" ATTACHED THERETO, AND THAT IS DEPOSITED WITH OR ON BEHALF OF AND REGISTERED IN THE NAME OF THE DEPOSITARY, REPRESENTING A SERIES OF NOTES THAT DO NOT BEAR THE PRIVATE PLACEMENT LEGEND.

         "UNRESTRICTED SUBSIDIARY" MEANS ANY SUBSIDIARY OF THE COMPANY THAT IS DESIGNATED BY THE BOARD OF DIRECTORS AS AN UNRESTRICTED SUBSIDIARY PURSUANT TO A BOARD RESOLUTION, BUT ONLY TO THE EXTENT THAT SUCH SUBSIDIARY:

         (1)      HAS NO INDEBTEDNESS OTHER THAN NON-RECOURSE DEBT:

         (2) IS NOT PARTY TO ANY AGREEMENT, CONTRACT, ARRANGEMENT OR UNDERSTANDING WITH THE COMPANY OR ANY RESTRICTED SUBSIDIARY OF THE COMPANY UNLESS THE TERMS OF ANY SUCH AGREEMENT, CONTRACT, ARRANGEMENT OR UNDERSTANDING ARE NO LESS FAVORABLE TO THE COMPANY OR SUCH RESTRICTED SUBSIDIARY THAN THOSE THAT MIGHT BE OBTAINED AT THE TIME FROM PERSONS WHO ARE NOT AFFILIATES OF THE COMPANY;

         (3) IS A PERSON WITH RESPECT TO WHICH NEITHER THE COMPANY NOR ANY OF ITS RESTRICTED SUBSIDIARIES HAS ANY DIRECT OR INDIRECT OBLIGATION (A) TO SUBSCRIBE FOR ADDITIONAL EQUITY INTERESTS OR
                  (B) TO MAINTAIN OR PRESERVE SUCH PERSON'S FINANCIAL CONDITION OR TO CAUSE SUCH PERSON TO ACHIEVE ANY SPECIFIED LEVELS OF OPERATING RESULTS; AND

         (4) HAS NOT GUARANTEED OR OTHERWISE DIRECTLY OR INDIRECTLY PROVIDED CREDIT SUPPORT FOR ANY INDEBTEDNESS OF THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES.

         ANY DESIGNATION OF A SUBSIDIARY OF THE COMPANY AS AN UNRESTRICTED SUBSIDIARY SHALL BE EVIDENCED TO THE TRUSTEE BY FILING WITH THE TRUSTEE A CERTIFIED COPY OF THE BOARD RESOLUTION GIVING EFFECT TO SUCH DESIGNATION AND AN OFFICERS' CERTIFICATE CERTIFYING THAT SUCH DESIGNATION COMPLIED WITH THE PRECEDING CONDITIONS AND WAS PERMITTED BY SECTION 4.07 HEREOF. IF, AT ANY TIME, ANY UNRESTRICTED SUBSIDIARY WOULD FAIL TO MEET THE PRECEDING REQUIREMENTS AS AN UNRESTRICTED SUBSIDIARY, IT SHALL THEREAFTER CEASE TO BE AN UNRESTRICTED SUBSIDIARY FOR PURPOSES OF THE INDENTURE AND ANY INDEBTEDNESS OF SUCH SUBSIDIARY SHALL BE DEEMED TO BE INCURRED BY A RESTRICTED SUBSIDIARY OF THE COMPANY AS OF SUCH DATE AND, IF SUCH INDEBTEDNESS IS NOT PERMITTED TO BE INCURRED AS OF SUCH DATE UNDER THE COVENANT DESCRIBED IN SECTION 4.09 HEREOF THE COMPANY SHALL BE IN DEFAULT OF SUCH COVENANT. THE BOARD OF DIRECTORS OF THE COMPANY MAY AT ANY TIME DESIGNATE ANY UNRESTRICTED SUBSIDIARY TO BE A RESTRICTED SUBSIDIARY; PROVIDED THAT SUCH DESIGNATION SHALL BE DEEMED TO BE AN INCURRENCE OF INDEBTEDNESS BY A RESTRICTED SUBSIDIARY OF THE COMPANY OF ANY OUTSTANDING INDEBTEDNESS OF SUCH UNRESTRICTED SUBSIDIARY AND SUCH DESIGNATION SHALL ONLY BE PERMITTED IF (1) SUCH INDEBTEDNESS IS PERMITTED UNDER THE COVENANT DESCRIBED UNDER THE CAPTION IN
SECTION 4.09 HEREOF CALCULATED ON A PRO FORMA BASIS AS IF SUCH DESIGNATION HAD OCCURRED AT THE BEGINNING OF THE FOUR-QUARTER REFERENCE PERIOD; AND (2) NO DEFAULT OR EVENT OF DEFAULT WOULD BE IN EXISTENCE FOLLOWING SUCH DESIGNATION.

         "U.S. PERSON" MEANS A U.S. PERSON AS DEFINED IN RULE 902(O) UNDER THE SECURITIES ACT.

         "VOTING STOCK" OF ANY PERSON AS OF ANY DATE MEANS THE CAPITAL STOCK OF SUCH PERSON THAT IS AT THE TIME ENTITLED TO VOTE IN THE ELECTION OF THE BOARD OF DIRECTORS OF SUCH PERSON.

         "WEIGHTED AVERAGE LIFE TO MATURITY" MEANS, WHEN APPLIED TO ANY INDEBTEDNESS AT ANY DATE, THE NUMBER OF YEARS OBTAINED BY DIVIDING:

         (1) THE SUM OF THE PRODUCTS OBTAINED BY MULTIPLYING (A) THE AMOUNT OF EACH THEN REMAINING INSTALLMENT, SINKING FUND, SERIAL MATURITY OR OTHER REQUIRED PAYMENTS OF PRINCIPAL, INCLUDING PAYMENT AT FINAL MATURITY, IN RESPECT THEREOF, BY (B) THE NUMBER OF YEARS (CALCULATED TO THE NEAREST ONE-TWELFTH) THAT WILL ELAPSE BETWEEN SUCH DATE AND THE MAKING OF SUCH PAYMENT; BY

         (2) THE THEN OUTSTANDING PRINCIPAL AMOUNT OF SUCH INDEBTEDNESS.

         "WHOLLY OWNED RESTRICTED SUBSIDIARY" OF ANY SPECIFIED PERSON MEANS A RESTRICTED SUBSIDIARY OF SUCH PERSON ALL OF THE OUTSTANDING CAPITAL STOCK OR OTHER OWNERSHIP INTERESTS OF WHICH (OTHER THAN DIRECTORS' QUALIFYING SHARES) SHALL AT THE TIME BE OWNED BY SUCH PERSON AND/OR BY ONE OR MORE WHOLLY OWNED RESTRICTED SUBSIDIARIES OF SUCH PERSON.


SECTION 1.02.  OTHER DEFINITIONS.

                                                          DEFINED IN
TERM                                                       SECTION
----                                                       -------
"AFFILIATE TRANSACTION" .....................................4.11
"ASSET SALE OFFER" ..........................................3.09
"AUTHENTICATION ORDER" ......................................2.02
"CHANGE OF CONTROL OFFER" ...................................4.15
"CHANGE OF CONTROL PAYMENT" .................................4.15
"CHANGE OF CONTROL PAYMENT DATE" ............................4.15
"COVENANT DEFEASANCE" .......................................8.03
"EVENT OF DEFAULT" ..........................................6.01
"EXCESS PROCEEDS" ...........................................4.10
"INCUR" .....................................................4.09
"LEGAL DEFEASANCE" ..........................................8.02
"OFFER AMOUNT" ..............................................3.09
"OFFER PERIOD" ..............................................3.09
"PAYMENT BLOCKAGE NOTICE ...................................10.03
"PAYMENT DEFAULT" ...........................................6.01
"PAYING AGENT" ..............................................2.03
"PERMITTED DEBT" ............................................4.09
"PURCHASE DATE" .............................................3.09
"REGISTRAR" .................................................2.03
"RESTRICTED PAYMENTS" .......................................4.07

SECTION 1.03.INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

           WHENEVER THIS INDENTURE REFERS TO A PROVISION OF THE TIA, THE PROVISION IS INCORPORATED BY REFERENCE IN AND MADE A PART OF THIS INDENTURE.

           THE FOLLOWING TIA TERMS USED IN THIS INDENTURE HAVE THE FOLLOWING
MEANINGS:

           "INDENTURE SECURITIES" MEANS THE NOTES;

           "INDENTURE SECURITY HOLDER" MEANS A HOLDER OF A NOTE;

           "INDENTURE TO BE QUALIFIED" MEANS THIS INDENTURE;

           "INDENTURE TRUSTEE" OR "INSTITUTIONAL TRUSTEE" MEANS THE TRUSTEE; AND

         "OBLIGOR" ON THE NOTES AND THE SUBSIDIARY GUARANTIES MEANS THE COMPANY AND THE SUBSIDIARY GUARANTORS AND ANY SUCCESSOR OBLIGOR UPON THE NOTES AND THE SUBSIDIARY GUARANTIES RESPECTIVELY.

           ALL OTHER TERMS USED IN THIS INDENTURE THAT ARE DEFINED BY THE TIA, DEFINED BY TIA REFERENCE TO ANOTHER STATUTE OR DEFINED BY SEC RULE UNDER THE TIA HAVE THE MEANINGS SO ASSIGNED TO THEM.

SECTION 1.04.  RULES OF CONSTRUCTION.

           UNLESS THE CONTEXT OTHERWISE REQUIRES:

           (A)   A TERM HAS THE MEANING ASSIGNED TO IT;

           (B) AN ACCOUNTING TERM NOT OTHERWISE DEFINED HAS THE MEANING ASSIGNED TO IT IN ACCORDANCE WITH GAAP;

           (C)   "OR" IS NOT EXCLUSIVE;

           (D) WORDS IN THE SINGULAR INCLUDE THE PLURAL, AND IN THE PLURAL INCLUDE THE SINGULAR;

           (E)   PROVISIONS APPLY TO SUCCESSIVE EVENTS AND TRANSACTIONS; AND

           (F) REFERENCES TO SECTIONS OF OR RULES UNDER THE SECURITIES ACT SHALL BE DEEMED TO INCLUDE SUBSTITUTE, REPLACEMENT OF SUCCESSOR SECTIONS OR RULES ADOPTED BY THE SEC FROM TIME TO TIME.

                                   ARTICLE 2
                                   THE NOTES

SECTION  2.01. FORM AND DATING.

           (A) GENERAL. THE NOTES AND THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION SHALL BE SUBSTANTIALLY IN THE FORM OF EXHIBIT A1 HERETO. THE NOTES MAY HAVE NOTATIONS, LEGENDS OR ENDORSEMENTS REQUIRED BY LAW, STOCK EXCHANGE RULE OR USAGE. EACH NOTE SHALL BE DATED THE DATE OF ITS AUTHENTICATION. THE NOTES SHALL BE IN DENOMINATIONS OF $1,000 AND INTEGRAL MULTIPLES THEREOF.

           THE TERMS AND PROVISIONS CONTAINED IN THE NOTES SHALL CONSTITUTE, AND ARE HEREBY EXPRESSLY MADE, A PART OF THIS INDENTURE AND THE COMPANY, THE SUBSIDIARY GUARANTORS AND THE TRUSTEE, BY THEIR EXECUTION AND DELIVERY OF THIS INDENTURE, EXPRESSLY AGREE TO SUCH TERMS AND PROVISIONS AND TO BE BOUND THEREBY. HOWEVER, TO THE EXTENT ANY PROVISION OF ANY NOTE CONFLICTS WITH THE EXPRESS PROVISIONS OF THIS INDENTURE, THE PROVISIONS OF THIS INDENTURE SHALL GOVERN AND BE CONTROLLING.

           (B) GLOBAL NOTES. NOTES ISSUED IN GLOBAL FORM SHALL BE SUBSTANTIALLY IN THE FORM OF EXHIBIT A1 OR A2 ATTACHED HERETO (INCLUDING THE GLOBAL NOTE LEGEND THEREON AND THE "SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE" ATTACHED THERETO). NOTES ISSUED IN DEFINITIVE FORM SHALL BE SUBSTANTIALLY IN THE FORM OF EXHIBIT A1 ATTACHED HERETO (BUT

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WITHOUT THE GLOBAL NOTE LEGEND THEREON AND WITHOUT THE "SCHEDULE OF EXCHANGES OF
INTERESTS IN THE GLOBAL NOTE" ATTACHED THERETO). EACH GLOBAL NOTE SHALL
REPRESENT SUCH OF THE OUTSTANDING NOTES AS SHALL BE SPECIFIED THEREIN AND EACH SHALL PROVIDE THAT IT SHALL REPRESENT THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING NOTES FROM TIME TO TIME ENDORSED THEREON AND THAT THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING NOTES REPRESENTED THEREBY MAY FROM TIME TO TIME BE REDUCED OR INCREASED, AS APPROPRIATE, TO REFLECT EXCHANGES AND REDEMPTIONS. ANY ENDORSEMENT OF A GLOBAL NOTE TO REFLECT THE AMOUNT OF ANY INCREASE OR DECREASE IN THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING NOTES REPRESENTED THEREBY SHALL BE MADE BY THE TRUSTEE OR THE CUSTODIAN, AT THE DIRECTION OF THE TRUSTEE, IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE HOLDER THEREOF AS REQUIRED BY SECTION 2.06 HEREOF.

           (C) TEMPORARY GLOBAL NOTES. NOTES OFFERED AND SOLD IN RELIANCE ON REGULATION S SHALL BE ISSUED INITIALLY IN THE FORM OF THE REGULATION S TEMPORARY GLOBAL NOTE, WHICH SHALL BE DEPOSITED ON BEHALF OF THE PURCHASERS OF THE NOTES REPRESENTED THEREBY WITH THE TRUSTEE, AS CUSTODIAN FOR THE DEPOSITARY, AND REGISTERED IN THE NAME OF THE DEPOSITARY OR THE NOMINEE OF THE DEPOSITARY FOR THE ACCOUNTS OF DESIGNATED AGENTS HOLDING ON BEHALF OF EUROCLEAR OR CEDELBANK, DULY EXECUTED BY THE COMPANY AND AUTHENTICATED BY THE TRUSTEE AS HEREINAFTER PROVIDED. THE RESTRICTED PERIOD SHALL BE TERMINATED UPON THE RECEIPT BY THE TRUSTEE OF (I) A WRITTEN CERTIFICATE FROM EUROCLEAR AND CEDELBANK CERTIFYING THAT THEY HAVE RECEIVED CERTIFICATION OF NON-UNITED STATES BENEFICIAL OWNERSHIP OF 100% OF THE AGGREGATE PRINCIPAL AMOUNT OF THE REGULATION S TEMPORARY GLOBAL NOTE (EXCEPT TO THE EXTENT OF ANY BENEFICIAL OWNERS THEREOF WHO ACQUIRED AN INTEREST THEREIN DURING THE RESTRICTED PERIOD PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND WHO WILL TAKE DELIVERY OF A BENEFICIAL OWNERSHIP INTEREST IN A 144A GLOBAL NOTE OR AN IAI GLOBAL NOTE BEARING A PRIVATE PLACEMENT LEGEND, ALL AS CONTEMPLATED BY SECTION 2.06(A)(II) HEREOF), AND (II) AN OFFICERS' CERTIFICATE FROM THE COMPANY. FOLLOWING THE TERMINATION OF THE RESTRICTED PERIOD, BENEFICIAL INTERESTS IN THE REGULATION S TEMPORARY GLOBAL NOTE SHALL BE EXCHANGED FOR BENEFICIAL INTERESTS IN REGULATION S PERMANENT GLOBAL NOTES PURSUANT TO THE APPLICABLE PROCEDURES. SIMULTANEOUSLY WITH THE AUTHENTICATION OF REGULATION S PERMANENT GLOBAL NOTES, THE TRUSTEE SHALL CANCEL THE REGULATION S TEMPORARY GLOBAL NOTE. THE AGGREGATE PRINCIPAL AMOUNT OF THE REGULATION S TEMPORARY GLOBAL NOTE AND THE REGULATION S PERMANENT GLOBAL NOTES MAY FROM TIME TO TIME BE INCREASED OR DECREASED BY ADJUSTMENTS MADE ON THE RECORDS OF THE TRUSTEE AND THE DEPOSITARY OR ITS NOMINEE, AS THE CASE MAY BE, IN CONNECTION WITH TRANSFERS OF INTEREST AS HEREINAFTER PROVIDED.

           (D) EUROCLEAR AND CEDEL PROCEDURES APPLICABLE. THE BOOK-ENTRY SYSTEMS AND PROCEDURES OF EUROCLEAR AND CEDELBANK SHALL BE APPLICABLE TO TRANSFERS OF BENEFICIAL INTERESTS IN THE REGULATION S TEMPORARY GLOBAL NOTE AND THE REGULATION S PERMANENT GLOBAL NOTES THAT ARE HELD BY PARTICIPANTS THROUGH EUROCLEAR OR CEDELBANK.

SECTION 2.02.  EXECUTION AND AUTHENTICATION.

           TWO OFFICERS SHALL SIGN THE NOTES FOR THE COMPANY BY MANUAL OR FACSIMILE SIGNATURE.

           IF AN OFFICER WHOSE SIGNATURE IS ON A NOTE NO LONGER HOLDS THAT OFFICE AT THE TIME A NOTE IS AUTHENTICATED, THE NOTE SHALL NEVERTHELESS BE VALID.

           A NOTE SHALL NOT BE VALID UNTIL AUTHENTICATED BY THE MANUAL SIGNATURE OF THE TRUSTEE. THE SIGNATURE SHALL BE CONCLUSIVE EVIDENCE THAT THE NOTE HAS BEEN AUTHENTICATED UNDER THIS INDENTURE.

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

           THE TRUSTEE SHALL, UPON A WRITTEN ORDER OF THE COMPANY SIGNED BY TWO OFFICERS (AN "AUTHENTICATION ORDER") AUTHENTICATE NOTES FOR ORIGINAL ISSUE UP TO THE AGGREGATE PRINCIPAL AMOUNT OF UP TO $275.0 MILLION. THE AGGREGATE PRINCIPAL AMOUNT OF NOTES OUTSTANDING AT ANY TIME MAY NOT EXCEED $275.0 MILLION EXCEPT AS PROVIDED IN SECTION 2.07 HEREOF.

           THE TRUSTEE MAY APPOINT AN AUTHENTICATING AGENT ACCEPTABLE TO THE COMPANY TO AUTHENTICATE NOTES. AN AUTHENTICATING AGENT MAY AUTHENTICATE NOTES WHENEVER THE TRUSTEE MAY DO SO. EACH REFERENCE IN THIS INDENTURE TO AUTHENTICATION BY THE TRUSTEE INCLUDES AUTHENTICATION BY SUCH AGENT. AN AUTHENTICATING AGENT HAS THE SAME RIGHTS AS AN AGENT TO DEAL WITH HOLDERS OR AN AFFILIATE OF THE COMPANY.

SECTION 2.03.  REGISTRAR AND PAYING AGENT.

           THE COMPANY SHALL MAINTAIN AN OFFICE OR AGENCY WHERE NOTES MAY BE PRESENTED FOR REGISTRATION OF TRANSFER OR FOR EXCHANGE ("REGISTRAR") AND AN OFFICE OR AGENCY WHERE NOTES MAY BE PRESENTED FOR PAYMENT ("PAYING AGENT"). THE REGISTRAR SHALL KEEP A REGISTER OF THE NOTES AND OF THEIR TRANSFER AND EXCHANGE. THE COMPANY MAY APPOINT ONE OR MORE CO-REGISTRARS AND ONE OR MORE ADDITIONAL PAYING AGENTS. THE TERM "REGISTRAR" INCLUDES ANY CO-REGISTRAR AND THE TERM "PAYING AGENT" INCLUDES ANY ADDITIONAL PAYING AGENT. THE COMPANY MAY CHANGE ANY PAYING AGENT OR REGISTRAR WITHOUT NOTICE TO ANY HOLDER. THE COMPANY SHALL NOTIFY THE TRUSTEE IN WRITING OF THE NAME AND ADDRESS OF ANY AGENT NOT A PARTY TO THIS INDENTURE. IF THE COMPANY FAILS TO APPOINT OR MAINTAIN ANOTHER ENTITY AS REGISTRAR OR PAYING AGENT, THE TRUSTEE SHALL ACT AS SUCH. THE COMPANY OR ANY OF ITS SUBSIDIARIES MAY ACT AS PAYING AGENT OR REGISTRAR.

           THE COMPANY INITIALLY APPOINTS THE DEPOSITORY TRUST COMPANY ("DTC") TO ACT AS DEPOSITARY WITH RESPECT TO THE GLOBAL NOTES.

           THE COMPANY INITIALLY APPOINTS THE TRUSTEE TO ACT AS THE REGISTRAR AND PAYING AGENT AND TO ACT AS CUSTODIAN WITH RESPECT TO THE GLOBAL NOTES.

SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST.

           THE COMPANY SHALL REQUIRE EACH PAYING AGENT OTHER THAN THE TRUSTEE TO AGREE IN WRITING THAT THE PAYING AGENT SHALL HOLD IN TRUST FOR THE BENEFIT OF HOLDERS OR THE TRUSTEE ALL MONEY HELD BY THE PAYING AGENT FOR THE PAYMENT OF PRINCIPAL, PREMIUM OR LIQUIDATED DAMAGES, IF ANY, OR INTEREST ON THE NOTES, AND SHALL NOTIFY THE TRUSTEE OF ANY DEFAULT BY THE COMPANY IN MAKING ANY SUCH PAYMENT. WHILE ANY SUCH DEFAULT CONTINUES, THE TRUSTEE MAY REQUIRE A PAYING AGENT TO PAY ALL MONEY HELD BY IT TO THE TRUSTEE. THE COMPANY AT ANY TIME MAY REQUIRE A PAYING AGENT TO PAY ALL MONEY HELD BY IT TO THE TRUSTEE. UPON PAYMENT OVER TO THE TRUSTEE, THE PAYING AGENT (IF OTHER THAN THE COMPANY OR A SUBSIDIARY) SHALL HAVE NO FURTHER LIABILITY FOR THE MONEY. IF THE COMPANY OR A SUBSIDIARY ACTS AS PAYING AGENT, IT SHALL SEGREGATE AND HOLD IN A SEPARATE TRUST FUND FOR THE BENEFIT OF THE HOLDERS ALL MONEY HELD BY IT AS PAYING AGENT. UPON ANY BANKRUPTCY OR REORGANIZATION PROCEEDINGS RELATING TO THE COMPANY, THE TRUSTEE SHALL SERVE AS PAYING AGENT FOR THE NOTES.

SECTION 2.05.  HOLDER LISTS.

           THE TRUSTEE SHALL PRESERVE IN AS CURRENT A FORM AS IS REASONABLY PRACTICABLE THE MOST RECENT LIST AVAILABLE TO IT OF THE NAMES AND ADDRESSES OF ALL HOLDERS AND SHALL OTHERWISE COMPLY WITH TIA SS. 312(A). IF THE TRUSTEE IS NOT THE REGISTRAR, THE COMPANY SHALL

FURNISH TO THE TRUSTEE AT LEAST SEVEN BUSINESS DAYS BEFORE EACH INTEREST PAYMENT DATE AND AT SUCH OTHER TIMES AS THE TRUSTEE MAY REQUEST IN WRITING, A LIST IN SUCH FORM AND AS OF SUCH DATE AS THE TRUSTEE MAY REASONABLY REQUIRE OF THE NAMES AND ADDRESSES OF THE HOLDERS OF NOTES AND THE COMPANY SHALL OTHERWISE COMPLY WITH TIA Section. 312(A).

SECTION 2.06.  TRANSFER AND EXCHANGE.

           (A) TRANSFER AND EXCHANGE OF GLOBAL NOTES. A GLOBAL NOTE MAY NOT BE TRANSFERRED AS A WHOLE EXCEPT BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR TO ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. ALL GLOBAL NOTES SHALL BE EXCHANGED BY FOR CERTIFICATED NOTES IF (I) THE COMPANY DELIVERS TO THE TRUSTEE NOTICE FROM THE DEPOSITARY THAT IT IS UNWILLING OR UNABLE TO CONTINUE TO ACT AS DEPOSITARY OR THAT IT IS NO LONGER A CLEARING AGENCY REGISTERED UNDER THE EXCHANGE ACT AND, IN EITHER CASE, A SUCCESSOR DEPOSITARY IS NOT APPOINTED BY THE COMPANY WITHIN 120 DAYS AFTER THE DATE OF SUCH NOTICE FROM THE DEPOSITARY OR (II) THE COMPANY IN ITS SOLE DISCRETION DETERMINES THAT THE GLOBAL NOTES (IN WHOLE BUT NOT IN
PART) SHOULD BE EXCHANGED FOR CERTIFICATED NOTES AND DELIVERS A WRITTEN NOTICE TO SUCH EFFECT TO THE TRUSTEE; PROVIDED THAT IN NO EVENT SHALL THE REGULATION S TEMPORARY GLOBAL NOTE BE EXCHANGED BY THE COMPANY FOR CERTIFICATED NOTES PRIOR TO (X) THE EXPIRATION OF THE RESTRICTED PERIOD AND (Y) THE RECEIPT BY THE REGISTRAR OF ANY CERTIFICATES REQUIRED PURSUANT TO RULE 903(B)(3)(II)(B) UNDER THE SECURITIES ACT. UPON THE OCCURRENCE OF EITHER OF THE PRECEDING EVENTS IN (I) OR (II) ABOVE, CERTIFICATED NOTES SHALL BE ISSUED IN SUCH NAMES AS THE DEPOSITARY SHALL INSTRUCT THE TRUSTEE. GLOBAL NOTES ALSO MAY BE EXCHANGED OR REPLACED, IN WHOLE OR IN PART, AS PROVIDED IN SECTIONS 2.07 AND 2.10 HEREOF. EVERY NOTE AUTHENTICATED AND DELIVERED IN EXCHANGE FOR, OR IN LIEU OF, A GLOBAL NOTE OR ANY PORTION THEREOF, PURSUANT TO THIS SECTION 2.06 OR SECTION 2.07 OR
2.10 HEREOF, SHALL BE AUTHENTICATED AND DELIVERED IN THE FORM OF, AND SHALL BE, A GLOBAL NOTE. A GLOBAL NOTE MAY NOT BE EXCHANGED FOR ANOTHER NOTE OTHER THAN AS PROVIDED IN THIS SECTION 2.06(A), HOWEVER, BENEFICIAL INTERESTS IN A GLOBAL NOTE MAY BE TRANSFERRED AND EXCHANGED AS PROVIDED IN SECTION 2.06(B), (C) OR (F) HEREOF.

           (B) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL NOTES. THE TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL NOTES SHALL BE EFFECTED THROUGH THE DEPOSITARY, IN ACCORDANCE WITH THE PROVISIONS OF THIS INDENTURE AND THE APPLICABLE PROCEDURES. BENEFICIAL INTERESTS IN THE RESTRICTED GLOBAL NOTES SHALL BE SUBJECT TO RESTRICTIONS ON TRANSFER COMPARABLE TO THOSE SET FORTH HEREIN TO THE EXTENT REQUIRED BY THE SECURITIES ACT. TRANSFERS OF BENEFICIAL INTERESTS IN THE GLOBAL NOTES ALSO SHALL REQUIRE COMPLIANCE WITH EITHER SUBPARAGRAPH (I) OR (II) BELOW, AS APPLICABLE, AS WELL AS ONE OR MORE OF THE OTHER FOLLOWING SUBPARAGRAPHS, AS APPLICABLE:

                 (I) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL NOTE. BENEFICIAL INTERESTS IN ANY RESTRICTED GLOBAL NOTE MAY BE TRANSFERRED TO PERSONS WHO TAKE DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN THE SAME RESTRICTED GLOBAL NOTE IN ACCORDANCE WITH THE TRANSFER RESTRICTIONS SET FORTH IN THE PRIVATE PLACEMENT LEGEND; PROVIDED, HOWEVER, THAT PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, TRANSFERS OF BENEFICIAL INTERESTS IN THE TEMPORARY REGULATION S GLOBAL NOTE MAY NOT BE MADE TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN AN INITIAL PURCHASER). BENEFICIAL INTERESTS IN ANY UNRESTRICTED GLOBAL NOTE MAY BE TRANSFERRED TO PERSONS WHO TAKE DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST

      IN AN UNRESTRICTED GLOBAL NOTE. NO WRITTEN ORDERS OR INSTRUCTIONS SHALL BE REQUIRED TO BE DELIVERED TO THE REGISTRAR TO EFFECT THE TRANSFERS DESCRIBED IN THIS SECTION 2.06(B)(I).

      (II) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL NOTES. IN CONNECTION WITH ALL TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS THAT ARE NOT SUBJECT TO SECTION 2.06(B)(I) ABOVE, THE TRANSFEROR OF SUCH BENEFICIAL INTEREST MUST DELIVER TO THE REGISTRAR EITHER (A) (1) A WRITTEN ORDER FROM A PARTICIPANT OR AN INDIRECT PARTICIPANT GIVEN TO THE DEPOSITARY IN ACCORDANCE WITH THE APPLICABLE PROCEDURES DIRECTING THE DEPOSITARY TO CREDIT OR CAUSE TO BE CREDITED A BENEFICIAL INTEREST IN ANOTHER GLOBAL NOTE IN AN AMOUNT EQUAL TO THE BENEFICIAL INTEREST TO BE TRANSFERRED OR EXCHANGED AND (2) INSTRUCTIONS GIVEN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES CONTAINING INFORMATION REGARDING THE PARTICIPANT ACCOUNT TO BE CREDITED WITH SUCH INCREASE OR (B) (1) A WRITTEN ORDER FROM A PARTICIPANT OR AN INDIRECT PARTICIPANT GIVEN TO THE DEPOSITARY IN ACCORDANCE WITH THE APPLICABLE PROCEDURES DIRECTING THE DEPOSITARY TO CAUSE TO BE ISSUED A DEFINITIVE NOTE IN AN AMOUNT EQUAL TO THE BENEFICIAL INTEREST TO BE TRANSFERRED OR EXCHANGED AND (2) INSTRUCTIONS GIVEN BY THE DEPOSITARY TO THE REGISTRAR CONTAINING INFORMATION REGARDING THE PERSON IN WHOSE NAME SUCH DEFINITIVE NOTE SHALL BE REGISTERED TO EFFECT THE TRANSFER OR EXCHANGE REFERRED TO IN (1) ABOVE; PROVIDED THAT IN NO EVENT SHALL CERTIFICATED NOTES BE ISSUED UPON THE TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS IN THE REGULATION S TEMPORARY GLOBAL NOTE PRIOR TO (X) THE EXPIRATION OF THE RESTRICTED PERIOD AND (Y) THE RECEIPT BY THE REGISTRAR OF ANY CERTIFICATES REQUIRED PURSUANT TO RULE 903 UNDER THE SECURITIES ACT. UPON CONSUMMATION OF AN EXCHANGE OFFER BY THE COMPANY IN ACCORDANCE WITH SECTION 2.06(F) HEREOF, THE REQUIREMENTS OF THIS SECTION 2.06(B)(II) SHALL BE DEEMED TO HAVE BEEN SATISFIED UPON RECEIPT BY THE REGISTRAR OF THE INSTRUCTIONS CONTAINED IN THE LETTER OF TRANSMITTAL DELIVERED BY THE HOLDER OF SUCH BENEFICIAL INTERESTS IN THE RESTRICTED GLOBAL NOTES. UPON SATISFACTION OF ALL OF THE REQUIREMENTS FOR TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS IN GLOBAL NOTES CONTAINED IN THIS INDENTURE AND THE NOTES OR OTHERWISE APPLICABLE UNDER THE SECURITIES ACT, THE TRUSTEE SHALL ADJUST THE PRINCIPAL AMOUNT OF THE RELEVANT GLOBAL NOTE(S) PURSUANT TO
      SECTION 2.06(H) HEREOF.

                 (III) TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER RESTRICTED GLOBAL NOTE. A BENEFICIAL INTEREST IN ANY RESTRICTED GLOBAL NOTE MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN ANOTHER RESTRICTED GLOBAL NOTE IF THE TRANSFER COMPLIES WITH THE REQUIREMENTS OF SECTION 2.06(B)(II) ABOVE AND THE REGISTRAR RECEIVES THE FOLLOWING:

                      (A) IF THE TRANSFEREE SHALL TAKE DELIVERY IN THE FORM OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE, THEN THE TRANSFEROR MUST DELIVER A CERTIFICATE IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (1) THEREOF;

                      (B) IF THE TRANSFEREE SHALL TAKE DELIVERY IN THE FORM OF A BENEFICIAL INTEREST IN THE REGULATION S TEMPORARY GLOBAL NOTE OR REGULATION S GLOBAL NOTE, THEN THE TRANSFEROR MUST DELIVER A CERTIFICATE IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (2) THEREOF; AND

                      (C) IF THE TRANSFEREE SHALL TAKE DELIVERY IN THE FORM OF A BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE, THEN THE TRANSFEROR MUST DELIVER A CERTIFICATE IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS AND CERTIFICATES AND

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

           OPINION OF COUNSEL REQUIRED BY ITEM (3) THEREOF, IF APPLICABLE.

                 (IV) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR BENEFICIAL INTERESTS IN THE UNRESTRICTED GLOBAL NOTE. A BENEFICIAL INTEREST IN ANY RESTRICTED GLOBAL NOTE MAY BE EXCHANGED BY ANY HOLDER THEREOF FOR A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR TRANSFERRED TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE IF THE EXCHANGE OR TRANSFER COMPLIES WITH THE REQUIREMENTS OF SECTION 2.06(B)(II) ABOVE AND:

                      (A) SUCH EXCHANGE OR TRANSFER IS EFFECTED PURSUANT TO THE EXCHANGE OFFER IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT AND THE HOLDER OF THE BENEFICIAL INTEREST TO BE TRANSFERRED, IN THE CASE OF AN EXCHANGE, OR THE TRANSFEREE, IN THE CASE OF A TRANSFER, CERTIFIES IN THE APPLICABLE LETTER OF TRANSMITTAL THAT IT IS NOT (1) A BROKER-DEALER, (2) A PERSON PARTICIPATING IN THE DISTRIBUTION OF THE EXCHANGE NOTES OR (3) A PERSON WHO IS AN AFFILIATE (AS DEFINED IN RULE 144) OF THE COMPANY;

                      (B) SUCH TRANSFER IS EFFECTED PURSUANT TO THE SHELF REGISTRATION STATEMENT IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT;

                      (C) SUCH TRANSFER IS EFFECTED BY A BROKER-DEALER PURSUANT TO THE EXCHANGE OFFER REGISTRATION STATEMENT IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT; OR

                      (D) THE REGISTRAR RECEIVES THE FOLLOWING:

                            (1) IF THE HOLDER OF SUCH BENEFICIAL INTEREST IN A
                 RESTRICTED GLOBAL NOTE PROPOSES TO EXCHANGE SUCH BENEFICIAL INTEREST FOR A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE, A CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT C HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (1)(A) THEREOF; OR

                            (2) IF THE HOLDER OF SUCH BENEFICIAL INTEREST IN A
                 RESTRICTED GLOBAL NOTE PROPOSES TO TRANSFER SUCH BENEFICIAL INTEREST TO A PERSON WHO SHALL TAKE DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE, A CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (4) THEREOF;

                      AND, IN EACH SUCH CASE SET FORTH IN THIS SUBPARAGRAPH (D), IF THE REGISTRAR SO REQUESTS OR IF THE APPLICABLE PROCEDURES SO REQUIRE, AN OPINION OF COUNSEL IN FORM REASONABLY ACCEPTABLE TO THE REGISTRAR TO THE EFFECT THAT SUCH EXCHANGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND THAT THE RESTRICTIONS ON TRANSFER CONTAINED HEREIN AND IN THE PRIVATE PLACEMENT LEGEND ARE NO LONGER REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT.

                 IF ANY SUCH TRANSFER IS EFFECTED PURSUANT TO SUBPARAGRAPH (B) OR (D) ABOVE AT A TIME WHEN AN UNRESTRICTED GLOBAL NOTE HAS NOT YET BEEN ISSUED, THE COMPANY SHALL ISSUE AND, UPON RECEIPT OF AN AUTHENTICATION ORDER IN ACCORDANCE WITH SECTION 2.02 HEREOF, THE TRUSTEE SHALL AUTHENTICATE ONE OR MORE UNRESTRICTED GLOBAL NOTES IN AN AGGREGATE PRINCIPAL AMOUNT EQUAL TO THE AGGREGATE PRINCIPAL AMOUNT OF BENEFICIAL INTERESTS TRANSFERRED PURSUANT TO SUBPARAGRAPH (B) OR (D) ABOVE.


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

                 BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE CANNOT BE EXCHANGED FOR, OR TRANSFERRED TO PERSONS WHO TAKE DELIVERY THEREOF IN THE FORM OF, A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE.

           (C) TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS FOR CERTIFICATED NOTES.

                 (I) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO RESTRICTED DEFINITIVE NOTES. IF ANY HOLDER OF A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE PROPOSES TO EXCHANGE SUCH BENEFICIAL INTEREST FOR A RESTRICTED DEFINITIVE NOTE OR TO TRANSFER SUCH BENEFICIAL INTEREST TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF A RESTRICTED DEFINITIVE NOTE, THEN, UPON RECEIPT BY THE REGISTRAR OF THE FOLLOWING DOCUMENTATION:

                      (A) IF THE HOLDER OF SUCH BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE PROPOSES TO EXCHANGE SUCH BENEFICIAL INTEREST FOR A RESTRICTED DEFINITIVE NOTE, A CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT C HERETO, INCLUDING THE CERTIFICATIONS IN ITEM
           (2)(A) THEREOF;

                      (B) IF SUCH BENEFICIAL INTEREST IS BEING TRANSFERRED TO A QIB IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (1) THEREOF;

                      (C) IF SUCH BENEFICIAL INTEREST IS BEING TRANSFERRED TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM
           (2) THEREOF;

                      (D) IF SUCH BENEFICIAL INTEREST IS BEING TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (3)(A) THEREOF;

                      (E) IF SUCH BENEFICIAL INTEREST IS BEING TRANSFERRED TO AN INSTITUTIONAL ACCREDITED INVESTOR IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OTHER THAN THOSE LISTED IN SUBPARAGRAPHS (B) THROUGH (D) ABOVE, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS, CERTIFICATES AND OPINION OF COUNSEL REQUIRED BY ITEM (3) THEREOF, IF APPLICABLE;

                      (F) IF SUCH BENEFICIAL INTEREST IS BEING TRANSFERRED TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM
           (3)(B) THEREOF; OR

                      (G) IF SUCH BENEFICIAL INTEREST IS BEING TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (3)(C) THEREOF,

           THE TRUSTEE SHALL CAUSE THE AGGREGATE PRINCIPAL AMOUNT OF THE APPLICABLE GLOBAL NOTE TO BE REDUCED ACCORDINGLY PURSUANT TO SECTION 2.06(H) HEREOF, AND THE COMPANY SHALL EXECUTE AND THE TRUSTEE SHALL AUTHENTICATE AND DELIVER TO THE PERSON DESIGNATED IN

THE INSTRUCTIONS A DEFINITIVE NOTE IN THE APPROPRIATE PRINCIPAL AMOUNT. ANY DEFINITIVE NOTE ISSUED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE PURSUANT TO THIS SECTION 2.06(C) SHALL BE REGISTERED IN SUCH NAME OR NAMES AND IN SUCH AUTHORIZED DENOMINATION OR DENOMINATIONS AS THE HOLDER OF SUCH BENEFICIAL INTEREST SHALL INSTRUCT THE REGISTRAR THROUGH INSTRUCTIONS FROM THE DEPOSITARY AND THE PARTICIPANT OR INDIRECT PARTICIPANT. THE TRUSTEE SHALL DELIVER SUCH CERTIFICATED NOTES TO THE PERSONS IN WHOSE NAMES SUCH NOTES ARE SO REGISTERED. ANY DEFINITIVE NOTE ISSUED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE PURSUANT TO THIS SECTION 2.06(C)(I) SHALL BEAR THE PRIVATE PLACEMENT LEGEND AND SHALL BE SUBJECT TO ALL RESTRICTIONS ON TRANSFER CONTAINED THEREIN.

                 (II) BENEFICIAL INTERESTS IN REGULATION S TEMPORARY GLOBAL NOTE TO DEFINITIVE NOTES. NOTWITHSTANDING SECTIONS 2.06(C)(I)(A) AND (C) HEREOF, A BENEFICIAL INTEREST IN THE REGULATION S TEMPORARY GLOBAL NOTE MAY NOT BE EXCHANGED FOR A DEFINITIVE NOTE OR TRANSFERRED TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF A DEFINITIVE NOTE PRIOR TO (X) THE EXPIRATION OF THE RESTRICTED PERIOD AND (Y) THE RECEIPT BY THE REGISTRAR OF ANY CERTIFICATES REQUIRED PURSUANT TO RULE 903(B)(3)(II)(B) UNDER THE SECURITIES ACT, EXCEPT IN THE CASE OF A TRANSFER PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OTHER THAN RULE 903 OR RULE 904.

                 (III) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. A HOLDER OF A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE MAY EXCHANGE SUCH BENEFICIAL INTEREST FOR AN UNRESTRICTED DEFINITIVE NOTE OR MAY TRANSFER SUCH BENEFICIAL INTEREST TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF AN UNRESTRICTED DEFINITIVE NOTE ONLY IF:

                      (A) SUCH EXCHANGE OR TRANSFER IS EFFECTED PURSUANT TO THE EXCHANGE OFFER IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT AND THE HOLDER OF SUCH BENEFICIAL INTEREST, IN THE CASE OF AN EXCHANGE, OR THE TRANSFEREE, IN THE CASE OF A TRANSFER, CERTIFIES IN THE APPLICABLE LETTER OF TRANSMITTAL THAT IT IS NOT (1) A BROKER-DEALER, (2) A PERSON PARTICIPATING IN THE DISTRIBUTION OF THE EXCHANGE NOTES OR (3) A PERSON WHO IS AN AFFILIATE (AS DEFINED IN RULE 144) OF THE COMPANY;

                      (B) SUCH TRANSFER IS EFFECTED PURSUANT TO THE SHELF REGISTRATION STATEMENT IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT;

                      (C) SUCH TRANSFER IS EFFECTED BY A BROKER-DEALER PURSUANT TO THE EXCHANGE OFFER REGISTRATION STATEMENT IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT; OR

                      (D) THE REGISTRAR RECEIVES THE FOLLOWING:

                            (1) IF THE HOLDER OF SUCH BENEFICIAL INTEREST IN A
                 RESTRICTED GLOBAL NOTE PROPOSES TO EXCHANGE SUCH BENEFICIAL INTEREST FOR A DEFINITIVE NOTE THAT DOES NOT BEAR THE PRIVATE PLACEMENT LEGEND, A CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT C HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (1)(B) THEREOF; OR

                            (2) IF THE HOLDER OF SUCH BENEFICIAL INTEREST IN A
                 RESTRICTED GLOBAL NOTE PROPOSES TO TRANSFER SUCH BENEFICIAL INTEREST TO A PERSON WHO SHALL TAKE DELIVERY THEREOF IN THE FORM OF A DEFINITIVE NOTE THAT DOES NOT BEAR THE

                 PRIVATE PLACEMENT LEGEND, A CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (4) THEREOF;

                      AND, IN EACH SUCH CASE SET FORTH IN THIS SUBPARAGRAPH (D), IF THE REGISTRAR SO REQUESTS OR IF THE APPLICABLE PROCEDURES SO REQUIRE, AN OPINION OF COUNSEL IN FORM REASONABLY ACCEPTABLE TO THE REGISTRAR TO THE EFFECT THAT SUCH EXCHANGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND THAT THE RESTRICTIONS ON TRANSFER CONTAINED HEREIN AND IN THE PRIVATE PLACEMENT LEGEND ARE NO LONGER REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT.

                 (IV) BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. IF ANY HOLDER OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE PROPOSES TO EXCHANGE SUCH BENEFICIAL INTEREST FOR A DEFINITIVE NOTE OR TO TRANSFER SUCH BENEFICIAL INTEREST TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF A DEFINITIVE NOTE, THEN, UPON SATISFACTION OF THE CONDITIONS SET FORTH IN SECTION 2.06(B)(II) HEREOF, THE TRUSTEE SHALL CAUSE THE AGGREGATE PRINCIPAL AMOUNT OF THE APPLICABLE GLOBAL NOTE TO BE REDUCED ACCORDINGLY PURSUANT TO SECTION 2.06(H) HEREOF, AND THE COMPANY SHALL EXECUTE AND THE TRUSTEE SHALL AUTHENTICATE AND DELIVER TO THE PERSON DESIGNATED IN THE INSTRUCTIONS A DEFINITIVE NOTE IN THE APPROPRIATE PRINCIPAL AMOUNT. ANY DEFINITIVE NOTE ISSUED IN EXCHANGE FOR A BENEFICIAL INTEREST PURSUANT TO THIS SECTION 2.06(C)(IV) SHALL BE REGISTERED IN SUCH NAME OR NAMES AND IN SUCH AUTHORIZED DENOMINATION OR DENOMINATIONS AS THE HOLDER OF SUCH BENEFICIAL INTEREST SHALL INSTRUCT THE REGISTRAR THROUGH INSTRUCTIONS FROM THE DEPOSITARY AND THE PARTICIPANT OR INDIRECT PARTICIPANT. THE TRUSTEE SHALL DELIVER SUCH DEFINITIVE NOTES TO THE PERSONS IN WHOSE NAMES SUCH NOTES ARE SO REGISTERED. ANY DEFINITIVE
      NOTE ISSUED IN EXCHANGE FOR A BENEFICIAL INTEREST PURSUANT TO THIS SECTION 2.06(C)(IV) SHALL NOT BEAR THE PRIVATE PLACEMENT LEGEND.

           (D)   TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR BENEFICIAL
      INTERESTS.

                 (I) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES. IF ANY HOLDER OF A RESTRICTED DEFINITIVE NOTE PROPOSES TO EXCHANGE SUCH NOTE FOR A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE OR TO TRANSFER SUCH RESTRICTED DEFINITIVE NOTES TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE, THEN, UPON RECEIPT BY THE REGISTRAR OF THE FOLLOWING DOCUMENTATION:

                      (A) IF THE HOLDER OF SUCH RESTRICTED DEFINITIVE NOTE PROPOSES TO EXCHANGE SUCH NOTE FOR A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE, A CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT C HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (2)(B) THEREOF;

                      (B) IF SUCH RESTRICTED DEFINITIVE NOTE IS BEING TRANSFERRED TO A QIB IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (1) THEREOF;

                      (C) IF SUCH RESTRICTED DEFINITIVE NOTE IS BEING TRANSFERRED TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (2) THEREOF;

                      (D) IF SUCH RESTRICTED DEFINITIVE NOTE IS BEING TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (3)(A) THEREOF;

                      (E) IF SUCH RESTRICTED DEFINITIVE NOTE IS BEING TRANSFERRED TO AN INSTITUTIONAL ACCREDITED INVESTOR IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OTHER THAN THOSE LISTED IN SUBPARAGRAPHS (B) THROUGH (D) ABOVE, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS, CERTIFICATES AND OPINION OF COUNSEL REQUIRED BY ITEM (3) THEREOF, IF APPLICABLE;

                      (F) IF SUCH RESTRICTED DEFINITIVE NOTE IS BEING TRANSFERRED TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (3)(B) THEREOF; OR

                      (G) IF SUCH RESTRICTED DEFINITIVE NOTE IS BEING TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, A CERTIFICATE TO THE EFFECT SET FORTH IN EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (3)(C) THEREOF,

                 THE TRUSTEE SHALL CANCEL THE RESTRICTED DEFINITIVE NOTE, INCREASE OR CAUSE TO BE INCREASED THE AGGREGATE PRINCIPAL AMOUNT OF, IN THE CASE OF CLAUSE (A) ABOVE, THE APPROPRIATE RESTRICTED GLOBAL NOTE, IN THE CASE OF CLAUSE (B) ABOVE, THE 144A GLOBAL NOTE, IN THE CASE OF CLAUSE
      (C) ABOVE, THE REGULATION S GLOBAL NOTE, AND IN ALL OTHER CASES, THE IAI GLOBAL NOTE.

                 (II)RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A HOLDER OF A RESTRICTED DEFINITIVE NOTE MAY EXCHANGE SUCH NOTE FOR A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR TRANSFER SUCH RESTRICTED DEFINITIVE NOTE TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE ONLY IF:

                      (A) SUCH EXCHANGE OR TRANSFER IS EFFECTED PURSUANT TO THE EXCHANGE OFFER IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT AND THE HOLDER, IN THE CASE OF AN EXCHANGE, OR THE TRANSFEREE, IN THE CASE OF A TRANSFER, CERTIFIES IN THE APPLICABLE LETTER OF TRANSMITTAL THAT IT IS NOT (1) A BROKER-DEALER, (2) A PERSON PARTICIPATING IN THE DISTRIBUTION OF THE EXCHANGE NOTES OR (3) A PERSON WHO IS AN AFFILIATE (AS DEFINED IN RULE 144) OF THE COMPANY;

                      (B) SUCH TRANSFER IS EFFECTED PURSUANT TO THE SHELF REGISTRATION STATEMENT IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT;

                      (C) SUCH TRANSFER IS EFFECTED BY A BROKER-DEALER PURSUANT TO THE EXCHANGE OFFER REGISTRATION STATEMENT IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT; OR

                      (D) THE REGISTRAR RECEIVES THE FOLLOWING:

                            (1) IF THE HOLDER OF SUCH DEFINITIVE NOTES PROPOSES
                 TO EXCHANGE SUCH NOTES FOR A BENEFICIAL INTEREST IN THE UNRESTRICTED GLOBAL NOTE, A

                 CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT C HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (1)(C) THEREOF; OR

                            (2) IF THE HOLDER OF SUCH DEFINITIVE NOTES PROPOSES
                 TO TRANSFER SUCH NOTES TO A PERSON WHO SHALL TAKE DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN THE UNRESTRICTED GLOBAL NOTE, A CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM
                 (4) THEREOF;

                      AND, IN EACH SUCH CASE SET FORTH IN THIS SUBPARAGRAPH (D), IF THE REGISTRAR SO REQUESTS OR IF THE APPLICABLE PROCEDURES SO REQUIRE, AN OPINION OF COUNSEL IN FORM REASONABLY ACCEPTABLE TO THE REGISTRAR TO THE EFFECT THAT SUCH EXCHANGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND THAT THE RESTRICTIONS ON TRANSFER CONTAINED HEREIN AND IN THE PRIVATE PLACEMENT LEGEND ARE NO LONGER REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT.

                 UPON SATISFACTION OF THE CONDITIONS OF ANY OF THE SUBPARAGRAPHS IN THIS SECTION 2.06(D)(II), THE TRUSTEE SHALL CANCEL THE DEFINITIVE NOTES AND INCREASE OR CAUSE TO BE INCREASED THE AGGREGATE PRINCIPAL AMOUNT OF THE UNRESTRICTED GLOBAL NOTE.

                 (III) UNRESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A HOLDER OF AN UNRESTRICTED DEFINITIVE NOTE MAY EXCHANGE SUCH NOTE FOR A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR TRANSFER SUCH DEFINITIVE NOTES TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE AT ANY TIME. UPON RECEIPT OF A REQUEST FOR SUCH AN EXCHANGE OR TRANSFER, THE TRUSTEE SHALL CANCEL THE APPLICABLE UNRESTRICTED DEFINITIVE NOTE AND INCREASE OR CAUSE TO BE INCREASED THE AGGREGATE PRINCIPAL AMOUNT OF ONE OF THE UNRESTRICTED GLOBAL NOTES.

                 IF ANY SUCH EXCHANGE OR TRANSFER FROM A DEFINITIVE NOTE TO A BENEFICIAL INTEREST IS EFFECTED PURSUANT TO SUBPARAGRAPHS (II)(B), (II)(D) OR (III) ABOVE AT A TIME WHEN AN UNRESTRICTED GLOBAL NOTE HAS NOT YET BEEN ISSUED, THE COMPANY SHALL ISSUE AND, UPON RECEIPT OF AN AUTHENTICATION ORDER IN ACCORDANCE WITH SECTION 2.02 HEREOF, THE TRUSTEE SHALL AUTHENTICATE ONE OR MORE UNRESTRICTED GLOBAL NOTES IN AN AGGREGATE PRINCIPAL AMOUNT EQUAL TO THE PRINCIPAL AMOUNT OF DEFINITIVE NOTES SO TRANSFERRED.

           (E) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR DEFINITIVE NOTES. UPON REQUEST BY A HOLDER OF DEFINITIVE NOTES AND SUCH HOLDER'S COMPLIANCE WITH THE PROVISIONS OF THIS SECTION 2.06(E), THE REGISTRAR SHALL REGISTER THE TRANSFER OR EXCHANGE OF DEFINITIVE NOTES. PRIOR TO SUCH REGISTRATION OF TRANSFER OR EXCHANGE, THE REQUESTING HOLDER SHALL PRESENT OR SURRENDER TO THE REGISTRAR THE DEFINITIVE NOTES DULY ENDORSED OR ACCOMPANIED BY A WRITTEN INSTRUCTION OF TRANSFER IN FORM SATISFACTORY TO THE REGISTRAR DULY EXECUTED BY SUCH HOLDER OR BY ITS ATTORNEY, DULY AUTHORIZED IN WRITING. IN ADDITION, THE REQUESTING HOLDER SHALL PROVIDE ANY ADDITIONAL CERTIFICATIONS, DOCUMENTS AND INFORMATION, AS APPLICABLE, REQUIRED PURSUANT TO THE FOLLOWING PROVISIONS OF THIS SECTION 2.06(E).

                 (I) RESTRICTED DEFINITIVE NOTES TO RESTRICTED DEFINITIVE NOTES. ANY RESTRICTED DEFINITIVE NOTE MAY BE TRANSFERRED TO AND REGISTERED IN THE NAME OF PERSONS WHO TAKE DELIVERY THEREOF IN THE FORM OF A RESTRICTED DEFINITIVE NOTE IF THE REGISTRAR RECEIVES THE FOLLOWING:

                      (A) IF THE TRANSFER WILL BE MADE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, THEN THE TRANSFEROR MUST DELIVER A CERTIFICATE IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (1) THEREOF;

                      (B) IF THE TRANSFER WILL BE MADE PURSUANT TO RULE 903 OR RULE 904, THEN THE TRANSFEROR MUST DELIVER A CERTIFICATE IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (2) THEREOF; AND

                      (C) IF THE TRANSFER WILL BE MADE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, THEN THE TRANSFEROR MUST DELIVER A CERTIFICATE IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS, CERTIFICATES AND OPINION OF COUNSEL REQUIRED BY ITEM (3) THEREOF, IF APPLICABLE.

                 (II) RESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. ANY RESTRICTED DEFINITIVE NOTE MAY BE EXCHANGED BY THE HOLDER THEREOF FOR AN UNRESTRICTED DEFINITIVE NOTE OR TRANSFERRED TO A PERSON OR PERSONS WHO TAKE DELIVERY THEREOF IN THE FORM OF AN UNRESTRICTED DEFINITIVE NOTE IF:

                      (A) SUCH EXCHANGE OR TRANSFER IS EFFECTED PURSUANT TO THE EXCHANGE OFFER IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT AND THE HOLDER, IN THE CASE OF AN EXCHANGE, OR THE TRANSFEREE, IN THE CASE OF A TRANSFER, CERTIFIES IN THE APPLICABLE LETTER OF TRANSMITTAL THAT IT IS NOT (1) A BROKER-DEALER, (2) A PERSON PARTICIPATING IN THE DISTRIBUTION OF THE EXCHANGE NOTES OR (3) A PERSON WHO IS AN AFFILIATE (AS DEFINED IN RULE 144) OF THE COMPANY;

                      (B) ANY SUCH TRANSFER IS EFFECTED PURSUANT TO THE SHELF REGISTRATION STATEMENT IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT;

                      (C) ANY SUCH TRANSFER IS EFFECTED BY A BROKER-DEALER PURSUANT TO THE EXCHANGE OFFER REGISTRATION STATEMENT IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT; OR

                      (D) THE REGISTRAR RECEIVES THE FOLLOWING:

                            (1) IF THE HOLDER OF SUCH RESTRICTED DEFINITIVE
                 NOTES PROPOSES TO EXCHANGE SUCH NOTES FOR AN UNRESTRICTED DEFINITIVE NOTE, A CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT C HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (1)(D) THEREOF; OR

                            (2) IF THE HOLDER OF SUCH RESTRICTED DEFINITIVE
                 NOTES PROPOSES TO TRANSFER SUCH NOTES TO A PERSON WHO SHALL TAKE DELIVERY THEREOF IN THE FORM OF AN UNRESTRICTED DEFINITIVE NOTE, A CERTIFICATE FROM SUCH HOLDER IN THE FORM OF EXHIBIT B HERETO, INCLUDING THE CERTIFICATIONS IN ITEM (4) THEREOF;

                      AND, IN EACH SUCH CASE SET FORTH IN THIS SUBPARAGRAPH (D), IF THE REGISTRAR SO REQUESTS, AN OPINION OF COUNSEL IN FORM REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH EXCHANGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND THAT THE RESTRICTIONS ON TRANSFER CONTAINED HEREIN AND IN THE PRIVATE PLACEMENT LEGEND ARE NO LONGER REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT.

                 (III) UNRESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. A HOLDER OF UNRESTRICTED DEFINITIVE NOTES MAY TRANSFER SUCH NOTES TO A PERSON WHO TAKES DELIVERY THEREOF IN THE FORM OF AN UNRESTRICTED DEFINITIVE NOTE. UPON RECEIPT OF A REQUEST TO REGISTER SUCH A TRANSFER, THE REGISTRAR SHALL REGISTER THE UNRESTRICTED DEFINITIVE NOTES PURSUANT TO THE INSTRUCTIONS FROM THE HOLDER THEREOF.

           (F) EXCHANGE OFFER. UPON THE OCCURRENCE OF THE EXCHANGE OFFER IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT, THE COMPANY SHALL ISSUE AND, UPON RECEIPT OF AN AUTHENTICATION ORDER IN ACCORDANCE WITH SECTION 2.02, THE TRUSTEE SHALL AUTHENTICATE (I) ONE OR MORE UNRESTRICTED GLOBAL NOTES IN AN AGGREGATE PRINCIPAL AMOUNT EQUAL TO THE PRINCIPAL AMOUNT OF THE BENEFICIAL INTERESTS IN THE RESTRICTED GLOBAL NOTES TENDERED FOR ACCEPTANCE BY PERSONS THAT CERTIFY IN THE APPLICABLE LETTERS OF TRANSMITTAL THAT (X) THEY ARE NOT BROKER-DEALERS, (Y) THEY ARE NOT PARTICIPATING IN A DISTRIBUTION OF THE EXCHANGE NOTES AND (Z) THEY ARE NOT AFFILIATES (AS DEFINED IN RULE 144) OF THE COMPANY, AND ACCEPTED FOR EXCHANGE IN THE EXCHANGE OFFER AND (II) DEFINITIVE NOTES IN AN AGGREGATE PRINCIPAL AMOUNT EQUAL TO THE PRINCIPAL AMOUNT OF THE RESTRICTED DEFINITIVE NOTES ACCEPTED FOR EXCHANGE IN THE EXCHANGE OFFER. CONCURRENTLY WITH THE ISSUANCE OF SUCH NOTES, THE TRUSTEE SHALL CAUSE THE AGGREGATE PRINCIPAL AMOUNT OF THE APPLICABLE RESTRICTED GLOBAL NOTES TO BE REDUCED ACCORDINGLY, AND THE COMPANY SHALL EXECUTE AND THE TRUSTEE SHALL AUTHENTICATE AND DELIVER TO THE PERSONS DESIGNATED BY THE HOLDERS OF DEFINITIVE NOTES SO ACCEPTED DEFINITIVE NOTES IN THE APPROPRIATE PRINCIPAL AMOUNT.

           (G) LEGENDS. THE FOLLOWING LEGENDS SHALL APPEAR ON THE FACE OF ALL GLOBAL NOTES AND DEFINITIVE NOTES ISSUED UNDER THIS INDENTURE UNLESS SPECIFICALLY STATED OTHERWISE IN THE APPLICABLE PROVISIONS OF THIS INDENTURE.

                 (I) PRIVATE PLACEMENT LEGEND.

                      (A) EXCEPT AS PERMITTED BY SUBPARAGRAPH (B) BELOW, EACH GLOBAL NOTE AND EACH DEFINITIVE NOTE (AND ALL NOTES ISSUED IN EXCHANGE THEREFOR OR SUBSTITUTION THEREOF) SHALL BEAR THE LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

           "THE NOTE (OR ITS PREDECESSORS) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), PURCHASING FOR ITS OWN ACCOUNT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER,

FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE NOTES (THE FORM OF SUCH LETTER CAN BE OBTAINED FROM THE TRUSTEE) OR (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (E) SUCH TRANSFER IS EFFECTED BY THE DELIVERY TO THE TRANSFEREE OF DEFINITIVE SECURITIES REGISTERED IN ITS NAME (OR ITS NOMINEES
NAME) IN THE BOOKS MAINTAINED BY THE REGISTRAR, AND IS SUBJECT TO THE RECEIPT BY THE REGISTRAR (AND THE COMPANY, IF IT SO REQUESTS) OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (II) TO THE COMPANY OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                      (B) NOTWITHSTANDING THE FOREGOING, ANY GLOBAL NOTE OR DEFINITIVE NOTE ISSUED PURSUANT TO SUBPARAGRAPHS (B)(IV), (C)(III),
           (C)(IV), (D)(II), (D)(III), (E)(II), (E)(III) OR (F) TO THIS SECTION
           2.06 (AND ALL NOTES ISSUED IN EXCHANGE THEREFOR OR SUBSTITUTION THEREOF) SHALL NOT BEAR THE PRIVATE PLACEMENT LEGEND.

                 (II) GLOBAL NOTE LEGEND. EACH GLOBAL NOTE SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

           "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(A) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                 (III) REGULATION S TEMPORARY GLOBAL NOTE LEGEND. THE REGULATION S TEMPORARY GLOBAL NOTE SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING
      FORM:

           "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

           (I) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL NOTES. AT SUCH TIME AS ALL BENEFICIAL INTERESTS IN A PARTICULAR GLOBAL NOTE HAVE BEEN EXCHANGED FOR DEFINITIVE NOTES OR A PARTICULAR GLOBAL NOTE HAS BEEN REDEEMED, REPURCHASED OR CANCELED IN WHOLE AND NOT IN PART, EACH SUCH GLOBAL NOTE SHALL BE RETURNED TO OR RETAINED AND CANCELED BY THE TRUSTEE IN ACCORDANCE WITH SECTION 2.11 HEREOF. AT ANY TIME PRIOR TO SUCH CANCELLATION, IF

ANY BENEFICIAL INTEREST IN A GLOBAL NOTE IS EXCHANGED FOR OR TRANSFERRED TO A PERSON WHO WILL TAKE DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN ANOTHER GLOBAL NOTE OR FOR DEFINITIVE NOTES, THE PRINCIPAL AMOUNT OF NOTES REPRESENTED BY SUCH GLOBAL NOTE SHALL BE REDUCED ACCORDINGLY AND AN ENDORSEMENT SHALL BE MADE ON SUCH GLOBAL NOTE BY THE TRUSTEE OR BY THE DEPOSITARY AT THE DIRECTION OF THE TRUSTEE TO REFLECT SUCH REDUCTION; AND IF THE BENEFICIAL INTEREST IS BEING EXCHANGED FOR OR TRANSFERRED TO A PERSON WHO WILL TAKE DELIVERY THEREOF IN THE FORM OF A BENEFICIAL INTEREST IN ANOTHER GLOBAL NOTE, SUCH OTHER GLOBAL NOTE SHALL BE INCREASED ACCORDINGLY AND AN ENDORSEMENT SHALL BE MADE ON SUCH GLOBAL NOTE BY THE TRUSTEE OR BY THE DEPOSITARY AT THE DIRECTION OF THE TRUSTEE TO REFLECT SUCH INCREASE.

           (J)   GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES.

                 (I) TO PERMIT REGISTRATIONS OF TRANSFERS AND EXCHANGES, THE COMPANY SHALL EXECUTE AND THE TRUSTEE SHALL AUTHENTICATE GLOBAL NOTES AND DEFINITIVE NOTES UPON THE COMPANY'S ORDER OR AT THE REGISTRAR'S REQUEST.

                 (II) NO SERVICE CHARGE SHALL BE MADE TO A HOLDER OF A BENEFICIAL INTEREST IN A GLOBAL NOTE OR TO A HOLDER OF A DEFINITIVE NOTE FOR ANY REGISTRATION OF TRANSFER OR EXCHANGE, BUT THE COMPANY MAY REQUIRE PAYMENT OF A SUM SUFFICIENT TO COVER ANY TRANSFER TAX OR SIMILAR GOVERNMENTAL CHARGE PAYABLE IN CONNECTION THEREWITH (OTHER THAN ANY SUCH TRANSFER TAXES OR SIMILAR GOVERNMENTAL CHARGE PAYABLE UPON EXCHANGE OR TRANSFER PURSUANT TO SECTIONS 2.10, 3.06, 3.09, 4.10, 4.15 AND 9.05 HEREOF).

                 (III) THE REGISTRAR SHALL NOT BE REQUIRED TO REGISTER THE TRANSFER OF OR EXCHANGE ANY NOTE SELECTED FOR REDEMPTION IN WHOLE OR IN PART, EXCEPT THE UNREDEEMED PORTION OF ANY NOTE BEING REDEEMED IN PART.

                 (IV) ALL GLOBAL NOTES AND DEFINITIVE NOTES ISSUED UPON ANY REGISTRATION OF TRANSFER OR EXCHANGE OF GLOBAL NOTES OR DEFINITIVE NOTES SHALL BE THE VALID OBLIGATIONS OF THE COMPANY, EVIDENCING THE SAME DEBT, AND ENTITLED TO THE SAME BENEFITS UNDER THIS INDENTURE, AS THE GLOBAL NOTES OR DEFINITIVE NOTES SURRENDERED UPON SUCH REGISTRATION OF TRANSFER OR EXCHANGE.

                 (V) THE COMPANY SHALL NOT BE REQUIRED (A) TO ISSUE, TO REGISTER THE TRANSFER OF OR TO EXCHANGE ANY NOTES DURING A PERIOD BEGINNING AT THE OPENING OF BUSINESS 15 DAYS BEFORE THE DAY OF ANY SELECTION OF NOTES FOR REDEMPTION UNDER SECTION 3.02 HEREOF AND ENDING AT THE CLOSE OF BUSINESS ON THE DAY OF SELECTION, (B) TO REGISTER THE TRANSFER OF OR TO EXCHANGE ANY NOTE SO SELECTED FOR REDEMPTION IN WHOLE OR IN PART, EXCEPT THE UNREDEEMED PORTION OF ANY NOTE BEING REDEEMED IN PART OR (C) TO REGISTER THE TRANSFER OF OR TO EXCHANGE A NOTE BETWEEN A RECORD DATE AND THE NEXT SUCCEEDING INTEREST PAYMENT DATE.

                 (VI) PRIOR TO DUE PRESENTMENT FOR THE REGISTRATION OF A TRANSFER OF ANY NOTE, THE TRUSTEE, ANY AGENT AND THE COMPANY MAY DEEM AND TREAT THE PERSON IN WHOSE NAME ANY NOTE IS REGISTERED AS THE ABSOLUTE OWNER OF SUCH NOTE FOR THE PURPOSE OF RECEIVING PAYMENT OF PRINCIPAL OF AND INTEREST ON SUCH NOTES AND FOR ALL OTHER PURPOSES, AND NONE OF THE TRUSTEE, ANY AGENT OR THE COMPANY SHALL BE AFFECTED BY NOTICE TO THE CONTRARY.

                 (VII) THE TRUSTEE SHALL AUTHENTICATE GLOBAL NOTES AND DEFINITIVE NOTES IN

ACCORDANCE WITH THE PROVISIONS OF SECTION 2.02 HEREOF.

                 (VIII) ALL CERTIFICATIONS, CERTIFICATES AND OPINIONS OF COUNSEL REQUIRED TO BE SUBMITTED TO THE REGISTRAR PURSUANT TO THIS SECTION 2.06 TO EFFECT A REGISTRATION OF TRANSFER OR EXCHANGE MAY BE SUBMITTED BY FACSIMILE.

SECTION 2.07.  REPLACEMENT NOTES.

           IF ANY MUTILATED NOTE IS SURRENDERED TO THE TRUSTEE OR THE COMPANY AND THE TRUSTEE RECEIVES EVIDENCE TO ITS SATISFACTION OF THE DESTRUCTION, LOSS OR THEFT OF ANY NOTE, THE COMPANY SHALL ISSUE AND THE TRUSTEE, UPON RECEIPT OF AN AUTHENTICATION ORDER, SHALL AUTHENTICATE A REPLACEMENT NOTE IF THE TRUSTEE'S REQUIREMENTS ARE MET. IF REQUIRED BY THE TRUSTEE OR THE COMPANY, AN INDEMNITY BOND MUST BE SUPPLIED BY THE HOLDER THAT IS SUFFICIENT IN THE JUDGMENT OF THE TRUSTEE AND THE COMPANY TO PROTECT THE COMPANY, THE TRUSTEE, ANY AGENT AND ANY AUTHENTICATING AGENT FROM ANY LOSS THAT ANY OF THEM MAY SUFFER IF A NOTE IS REPLACED. THE COMPANY MAY CHARGE FOR ITS EXPENSES IN REPLACING A NOTE.

           EVERY REPLACEMENT NOTE IS AN ADDITIONAL OBLIGATION OF THE COMPANY AND SHALL BE ENTITLED TO ALL OF THE BENEFITS OF THIS INDENTURE EQUALLY AND PROPORTIONATELY WITH ALL OTHER NOTES DULY ISSUED HEREUNDER.

SECTION 2.08.  OUTSTANDING NOTES.

           THE NOTES OUTSTANDING AT ANY TIME ARE ALL THE NOTES AUTHENTICATED BY THE TRUSTEE EXCEPT FOR THOSE CANCELED BY IT, THOSE DELIVERED TO IT FOR CANCELLATION, THOSE REDUCTIONS IN THE INTEREST IN A GLOBAL NOTE EFFECTED BY THE TRUSTEE IN ACCORDANCE WITH THE PROVISIONS HEREOF, AND THOSE DESCRIBED IN THIS SECTION AS NOT OUTSTANDING. EXCEPT AS SET FORTH IN SECTION 2.09 HEREOF, A NOTE DOES NOT CEASE TO BE OUTSTANDING BECAUSE THE COMPANY OR AN AFFILIATE OF THE COMPANY HOLDS THE NOTE; HOWEVER, NOTES HELD BY THE COMPANY OR A SUBSIDIARY OF THE COMPANY SHALL NOT BE DEEMED TO BE OUTSTANDING FOR PURPOSES OF SECTION 3.07(B) HEREOF.

           IF A NOTE IS REPLACED PURSUANT TO SECTION 2.07 HEREOF, IT CEASES TO BE OUTSTANDING UNLESS THE TRUSTEE RECEIVES PROOF SATISFACTORY TO IT THAT THE REPLACED NOTE IS HELD BY A BONA FIDE PURCHASER.

           IF THE PRINCIPAL AMOUNT OF ANY NOTE IS CONSIDERED PAID UNDER SECTION
4.01 HEREOF, IT CEASES TO BE OUTSTANDING AND INTEREST ON IT CEASES TO ACCRUE.

           IF THE PAYING AGENT (OTHER THAN THE COMPANY, A SUBSIDIARY OR AN AFFILIATE OF ANY THEREOF) HOLDS, ON A REDEMPTION DATE OR MATURITY DATE, MONEY SUFFICIENT TO PAY NOTES PAYABLE ON THAT DATE, THEN ON AND AFTER THAT DATE SUCH NOTES SHALL BE DEEMED TO BE NO LONGER OUTSTANDING AND SHALL CEASE TO ACCRUE INTEREST.

SECTION 2.09.  TREASURY NOTES.

           IN DETERMINING WHETHER THE HOLDERS OF THE REQUIRED PRINCIPAL AMOUNT OF NOTES HAVE CONCURRED IN ANY DIRECTION, WAIVER OR CONSENT, NOTES OWNED BY THE COMPANY, OR BY ANY PERSON DIRECTLY OR INDIRECTLY CONTROLLING OR CONTROLLED BY OR UNDER DIRECT OR INDIRECT COMMON CONTROL WITH THE COMPANY, SHALL BE CONSIDERED AS THOUGH NOT OUTSTANDING, EXCEPT THAT FOR THE PURPOSES OF DETERMINING WHETHER THE TRUSTEE SHALL BE

PROTECTED IN RELYING ON ANY SUCH DIRECTION, WAIVER OR CONSENT,
ONLY NOTES THAT THE TRUSTEE KNOWS ARE SO OWNED SHALL BE SO DISREGARDED.

SECTION 2.10.  TEMPORARY NOTES.

           UNTIL CERTIFICATES REPRESENTING NOTES ARE READY FOR DELIVERY, THE COMPANY MAY PREPARE AND THE TRUSTEE, UPON RECEIPT OF AN AUTHENTICATION ORDER, SHALL AUTHENTICATE TEMPORARY NOTES. TEMPORARY NOTES SHALL BE SUBSTANTIALLY IN THE FORM OF CERTIFICATED NOTES BUT MAY HAVE VARIATIONS THAT THE COMPANY CONSIDERS APPROPRIATE FOR TEMPORARY NOTES AND AS SHALL BE REASONABLY ACCEPTABLE TO THE TRUSTEE. WITHOUT UNREASONABLE DELAY, THE COMPANY SHALL PREPARE AND THE TRUSTEE SHALL AUTHENTICATE DEFINITIVE NOTES IN EXCHANGE FOR TEMPORARY NOTES.

           HOLDERS OF TEMPORARY NOTES SHALL BE ENTITLED TO ALL OF THE BENEFITS OF THIS INDENTURE.

SECTION 2.11.  CANCELLATION.

           THE COMPANY AT ANY TIME MAY DELIVER NOTES TO THE TRUSTEE FOR CANCELLATION. THE REGISTRAR AND PAYING AGENT SHALL FORWARD TO THE TRUSTEE ANY NOTES SURRENDERED TO THEM FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT. THE TRUSTEE AND NO ONE ELSE SHALL CANCEL ALL NOTES SURRENDERED FOR REGISTRATION OF TRANSFER, EXCHANGE, PAYMENT, REPLACEMENT OR CANCELLATION AND SHALL DESTROY CANCELED NOTES (SUBJECT TO THE RECORD RETENTION REQUIREMENT OF THE EXCHANGE
ACT). CERTIFICATION OF THE DESTRUCTION OF ALL CANCELED NOTES SHALL BE DELIVERED TO THE COMPANY. THE COMPANY MAY NOT ISSUE NEW NOTES TO REPLACE NOTES THAT IT HAS PAID OR THAT HAVE BEEN DELIVERED TO THE TRUSTEE FOR CANCELLATION.

SECTION 2.12.  DEFAULTED INTEREST.

           IF THE COMPANY DEFAULTS IN A PAYMENT OF INTEREST ON THE NOTES, IT SHALL PAY THE DEFAULTED INTEREST IN ANY LAWFUL MANNER PLUS, TO THE EXTENT LAWFUL, INTEREST PAYABLE ON THE DEFAULTED INTEREST, TO THE PERSONS WHO ARE HOLDERS ON A SUBSEQUENT SPECIAL RECORD DATE, IN EACH CASE AT THE RATE PROVIDED IN THE NOTES AND IN SECTION 4.01 HEREOF. THE COMPANY SHALL NOTIFY THE TRUSTEE IN WRITING OF THE AMOUNT OF DEFAULTED INTEREST PROPOSED TO BE PAID ON EACH NOTE AND THE DATE OF THE PROPOSED PAYMENT. THE COMPANY SHALL FIX OR CAUSE TO BE FIXED EACH SUCH SPECIAL RECORD DATE AND PAYMENT DATE, PROVIDED THAT NO SUCH SPECIAL RECORD DATE SHALL BE LESS THAN 10 DAYS PRIOR TO THE RELATED PAYMENT DATE FOR SUCH DEFAULTED INTEREST. AT LEAST 15 DAYS BEFORE THE SPECIAL RECORD DATE, THE COMPANY (OR, UPON THE WRITTEN REQUEST OF THE COMPANY, THE TRUSTEE IN THE NAME AND AT THE EXPENSE OF THE COMPANY) SHALL MAIL OR CAUSE TO BE MAILED TO HOLDERS A NOTICE THAT STATES THE SPECIAL RECORD DATE, THE RELATED PAYMENT DATE AND THE AMOUNT OF SUCH INTEREST TO BE PAID.

SECTION 2.13.  CUSIP NUMBERS.

           PURSUANT TO A RECOMMENDATION PROMULGATED BY THE COMMITTEE ON UNIFORM SECURITY IDENTIFICATION PROCEDURES, THE COMPANY HAS CAUSED CUSIP NUMBERS TO BE PRINTED ON THE NOTES AND THE TRUSTEE MAY USE CUSIP NUMBERS IN NOTICES OF REDEMPTION AS A CONVENIENCE TO HOLDERS. NO REPRESENTATION IS MADE AS TO THE ACCURACY OF SUCH NUMBERS EITHER AS PRINTED ON THE NOTES OR AS CONTAINED IN ANY NOTICE OF REDEMPTION AND RELIANCE MAY BE PLACED ONLY ON THE OTHER IDENTIFICATION NUMBERS PLACED THEREON.

                       ARTICLE 3 REDEMPTION AND PREPAYMENT


SECTION 3.01.     NOTICES TO TRUSTEE.


           IF THE COMPANY ELECTS TO REDEEM NOTES PURSUANT TO THE OPTIONAL REDEMPTION PROVISIONS OF SECTION 3.07 HEREOF, IT SHALL FURNISH TO THE TRUSTEE, AT LEAST 30 DAYS BUT NOT MORE THAN 60 DAYS BEFORE A REDEMPTION DATE, AN OFFICERS' CERTIFICATE SETTING FORTH (I) THE CLAUSE OF THIS INDENTURE PURSUANT TO WHICH THE REDEMPTION SHALL OCCUR, (II) THE REDEMPTION DATE, (III) THE PRINCIPAL AMOUNT OF NOTES TO BE REDEEMED AND (IV) THE REDEMPTION PRICE.


SECTION 3.02.     SELECTION OF NOTES TO BE REDEEMED.


           IF LESS THAN ALL OF THE NOTES ARE TO BE REDEEMED OR PURCHASED IN AN OFFER TO PURCHASE AT ANY TIME, THE TRUSTEE SHALL SELECT THE NOTES TO BE REDEEMED OR PURCHASED AMONG THE HOLDERS OF THE NOTES IN COMPLIANCE WITH THE REQUIREMENTS OF THE PRINCIPAL NATIONAL SECURITIES EXCHANGE, IF ANY, ON WHICH THE NOTES ARE LISTED OR, IF THE NOTES ARE NOT SO LISTED, ON A PRO RATA BASIS, BY LOT OR IN ACCORDANCE WITH ANY OTHER METHOD THE TRUSTEE CONSIDERS FAIR AND APPROPRIATE. IN THE EVENT OF PARTIAL REDEMPTION BY LOT, THE PARTICULAR NOTES TO BE REDEEMED SHALL BE SELECTED, UNLESS OTHERWISE PROVIDED HEREIN, NOT LESS THAN 30 NOR MORE THAN 60 DAYS PRIOR TO THE REDEMPTION DATE BY THE TRUSTEE FROM THE OUTSTANDING NOTES NOT PREVIOUSLY CALLED FOR REDEMPTION.


           THE TRUSTEE SHALL PROMPTLY NOTIFY THE COMPANY IN WRITING OF THE NOTES SELECTED FOR REDEMPTION AND, IN THE CASE OF ANY NOTE SELECTED FOR PARTIAL REDEMPTION, THE PRINCIPAL AMOUNT THEREOF TO BE REDEEMED. NOTES AND PORTIONS OF NOTES SELECTED SHALL BE IN AMOUNTS OF $1,000 OR WHOLE MULTIPLES OF $1,000; EXCEPT THAT IF ALL OF THE NOTES OF A HOLDER ARE TO BE REDEEMED, THE ENTIRE OUTSTANDING AMOUNT OF NOTES HELD BY SUCH HOLDER, EVEN IF NOT A MULTIPLE OF $1,000, SHALL BE REDEEMED. EXCEPT AS PROVIDED IN THE PRECEDING SENTENCE, PROVISIONS OF THIS INDENTURE THAT APPLY TO NOTES CALLED FOR REDEMPTION ALSO APPLY TO PORTIONS OF NOTES CALLED FOR REDEMPTION.


SECTION 3.03.     NOTICE OF REDEMPTION.


           SUBJECT TO THE PROVISIONS OF SECTION 3.09 HEREOF, AT LEAST 30 DAYS BUT NOT MORE THAN 60 DAYS BEFORE A REDEMPTION DATE, THE COMPANY SHALL MAIL OR CAUSE TO BE MAILED, BY FIRST CLASS MAIL, A NOTICE OF REDEMPTION TO EACH HOLDER WHOSE NOTES ARE TO BE REDEEMED AT ITS REGISTERED ADDRESS.


           THE NOTICE SHALL IDENTIFY THE NOTES TO BE REDEEMED AND SHALL STATE:


           (A)   THE REDEMPTION DATE;


           (B)   THE REDEMPTION PRICE;


           (C) IF ANY NOTE IS BEING REDEEMED IN PART, THE PORTION OF THE PRINCIPAL AMOUNT OF SUCH NOTE TO BE REDEEMED AND THAT, AFTER THE REDEMPTION DATE UPON SURRENDER OF SUCH NOTE, A NEW NOTE OR NOTES IN PRINCIPAL AMOUNT EQUAL TO THE UNREDEEMED PORTION SHALL BE

ISSUED UPON CANCELLATION OF THE ORIGINAL NOTE;


           (D)   THE NAME AND ADDRESS OF THE PAYING AGENT;


           (E) THAT NOTES CALLED FOR REDEMPTION MUST BE SURRENDERED TO THE PAYING AGENT TO COLLECT THE REDEMPTION PRICE;


           (F) THAT, UNLESS THE COMPANY DEFAULTS IN MAKING SUCH REDEMPTION PAYMENT, INTEREST ON NOTES CALLED FOR REDEMPTION CEASES TO ACCRUE ON AND AFTER THE REDEMPTION DATE;


           (G) THE PARAGRAPH OF THE NOTES AND/OR SECTION OF THIS INDENTURE PURSUANT TO WHICH THE NOTES CALLED FOR REDEMPTION ARE BEING REDEEMED; AND


           (H) THAT NO REPRESENTATION IS MADE AS TO THE CORRECTNESS OR ACCURACY OF THE CUSIP NUMBER, IF ANY, LISTED IN SUCH NOTICE OR PRINTED ON THE NOTES.


           AT THE COMPANY'S REQUEST, THE TRUSTEE SHALL GIVE THE NOTICE OF REDEMPTION IN THE COMPANY'S NAME AND AT ITS EXPENSE; PROVIDED, HOWEVER, THAT THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE, AT LEAST 45 DAYS PRIOR TO THE REDEMPTION DATE, AN OFFICERS' CERTIFICATE REQUESTING THAT THE TRUSTEE GIVE SUCH NOTICE AND SETTING FORTH THE INFORMATION TO BE STATED IN SUCH NOTICE AS PROVIDED IN THE PRECEDING PARAGRAPH.


SECTION 3.04.     EFFECT OF NOTICE OF REDEMPTION.


           ONCE NOTICE OF REDEMPTION IS MAILED IN ACCORDANCE WITH SECTION 3.03 HEREOF, NOTES CALLED FOR REDEMPTION BECOME IRREVOCABLY DUE AND PAYABLE ON THE REDEMPTION DATE AT THE REDEMPTION PRICE. A NOTICE OF REDEMPTION MAY NOT BE CONDITIONAL.


SECTION 3.05.     DEPOSIT OF REDEMPTION PRICE.


           ONE BUSINESS DAY PRIOR TO THE REDEMPTION DATE, THE COMPANY SHALL DEPOSIT WITH THE TRUSTEE OR WITH THE PAYING AGENT MONEY SUFFICIENT TO PAY THE REDEMPTION PRICE OF AND ACCRUED INTEREST ON ALL NOTES TO BE REDEEMED ON THAT DATE. THE TRUSTEE OR THE PAYING AGENT SHALL PROMPTLY RETURN TO THE COMPANY ANY MONEY DEPOSITED WITH THE TRUSTEE OR THE PAYING AGENT BY THE COMPANY IN EXCESS OF THE AMOUNTS NECESSARY TO PAY THE REDEMPTION PRICE OF, AND ACCRUED INTEREST ON, ALL NOTES TO BE REDEEMED.


           IF THE COMPANY COMPLIES WITH THE PROVISIONS OF THE PRECEDING PARAGRAPH, ON AND AFTER THE REDEMPTION DATE, INTEREST SHALL CEASE TO ACCRUE ON THE NOTES OR THE PORTIONS OF NOTES CALLED FOR REDEMPTION. IF A NOTE IS REDEEMED ON OR AFTER AN INTEREST RECORD DATE BUT ON OR PRIOR TO THE RELATED INTEREST PAYMENT DATE, THEN ANY ACCRUED AND UNPAID INTEREST SHALL BE PAID TO THE PERSON IN WHOSE NAME SUCH NOTE WAS REGISTERED AT THE CLOSE OF BUSINESS ON SUCH RECORD DATE. IF ANY NOTE CALLED FOR REDEMPTION SHALL NOT BE SO PAID UPON SURRENDER FOR REDEMPTION BECAUSE OF THE FAILURE OF THE COMPANY TO COMPLY WITH THE PRECEDING PARAGRAPH, INTEREST SHALL BE PAID ON THE UNPAID PRINCIPAL, FROM THE REDEMPTION DATE UNTIL SUCH PRINCIPAL IS PAID, AND TO THE EXTENT LAWFUL ON ANY INTEREST NOT PAID ON SUCH UNPAID PRINCIPAL, IN EACH CASE AT THE RATE PROVIDED IN THE NOTES AND IN SECTION 4.01 HEREOF.


SECTION 3.06.     NOTES REDEEMED IN PART.

           UPON SURRENDER OF A NOTE THAT IS REDEEMED IN PART, THE COMPANY SHALL ISSUE AND, UPON THE COMPANY'S WRITTEN REQUEST, THE TRUSTEE SHALL AUTHENTICATE FOR THE HOLDER AT THE EXPENSE OF THE COMPANY A NEW NOTE EQUAL IN PRINCIPAL AMOUNT TO THE UNREDEEMED PORTION OF THE NOTE SURRENDERED.


SECTION 3.07.     OPTIONAL REDEMPTION.


           (A) EXCEPT AS SET FORTH IN CLAUSE (B) OF THIS SECTION 3.07, THE COMPANY SHALL NOT HAVE THE OPTION TO REDEEM THE NOTES PURSUANT TO THIS SECTION
3.07 PRIOR TO JUNE 1, 2004. THEREAFTER, THE COMPANY SHALL HAVE THE OPTION TO REDEEM THE NOTES UPON NOT LESS THAN 30 NOR MORE THAN 60 DAYS' NOTICE, IN WHOLE OR IN PART, AT THE REDEMPTION PRICES (EXPRESSED AS PERCENTAGES OF PRINCIPAL AMOUNT) SET FORTH BELOW PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES, IF ANY, THEREON, TO THE APPLICABLE REDEMPTION DATE, IF REDEEMED DURING THE TWELVE-MONTH PERIOD BEGINNING ON JUNE 1 OF THE YEARS INDICATED BELOW:


YEAR                                                     PERCENTAGE
----                                                     ----------
2004......................................................105.7500%
2005......................................................103.8333%
2006......................................................101.9167%
2007 AND THEREAFTER.......................................100.0000%
           (B) NOTWITHSTANDING THE PROVISIONS OF CLAUSE (A) OF THIS SECTION 3.07, AT ANY TIME PRIOR TO JUNE 1, 2002, THE COMPANY MAY REDEEM UP TO 35% OF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES ORIGINALLY ISSUED UNDER THE INDENTURE AT A REDEMPTION PRICE OF 111.50% OF THE AGGREGATE PRINCIPAL AMOUNT THEREOF, PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES, IF ANY, TO THE REDEMPTION DATE, WITH THE NET CASH PROCEEDS OF ONE OR MORE EQUITY OFFERINGS; PROVIDED THAT AT LEAST 65% OF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES REMAINS OUTSTANDING IMMEDIATELY AFTER THE OCCURRENCE OF SUCH REDEMPTION (EXCLUDING NOTES HELD BY THE COMPANY AND ITS SUBSIDIARIES) AND THE REDEMPTION OCCURS WITHIN 90 DAYS OF THE DATE OF THE CLOSING OF SUCH EQUITY OFFERING.

           (C) ANY REDEMPTION PURSUANT TO THIS SECTION 3.07 SHALL BE MADE PURSUANT TO THE PROVISIONS OF SECTION 3.01 THROUGH 3.06 HEREOF.


SECTION 3.08.     MANDATORY REDEMPTION.


           THE COMPANY SHALL NOT BE REQUIRED TO MAKE MANDATORY REDEMPTION OR SINKING FUND PAYMENTS WITH RESPECT TO THE NOTES.


SECTION 3.09.     OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS.


           IN THE EVENT THAT, PURSUANT TO SECTION 4.10 HEREOF, THE COMPANY SHALL BE REQUIRED TO COMMENCE AN OFFER TO ALL HOLDERS TO PURCHASE NOTES (AN "ASSET SALE OFFER"), IT SHALL FOLLOW THE PROCEDURES SPECIFIED BELOW.


           THE ASSET SALE OFFER SHALL REMAIN OPEN FOR A PERIOD OF 20 BUSINESS DAYS FOLLOWING ITS COMMENCEMENT AND NO LONGER, EXCEPT TO THE EXTENT THAT A LONGER PERIOD IS REQUIRED BY APPLICABLE LAW (THE "OFFER PERIOD"). NO LATER THAN FIVE BUSINESS DAYS AFTER THE TERMINATION OF THE OFFER PERIOD (THE "PURCHASE DATE"), THE COMPANY SHALL PURCHASE THE PRINCIPAL AMOUNT OF NOTES REQUIRED TO BE PURCHASED PURSUANT TO SECTION 4.10 HEREOF (THE "OFFER AMOUNT") OR, IF LESS THAN THE OFFER AMOUNT HAS BEEN TENDERED, ALL NOTES TENDERED

IN RESPONSE TO THE ASSET SALE OFFER. PAYMENT FOR ANY NOTES SO PURCHASED SHALL BE MADE IN THE SAME MANNER AS INTEREST PAYMENTS ARE MADE.


           IF THE PURCHASE DATE IS ON OR AFTER AN INTEREST RECORD DATE AND ON OR BEFORE THE RELATED INTEREST PAYMENT DATE, ANY ACCRUED AND UNPAID INTEREST SHALL BE PAID TO THE PERSON IN WHOSE NAME A NOTE IS REGISTERED AT THE CLOSE OF BUSINESS ON SUCH RECORD DATE, AND NO ADDITIONAL INTEREST SHALL BE PAYABLE TO HOLDERS WHO TENDER NOTES PURSUANT TO THE ASSET SALE OFFER.


           UPON THE COMMENCEMENT OF AN ASSET SALE OFFER, THE COMPANY SHALL SEND, BY FIRST CLASS MAIL, A NOTICE TO THE TRUSTEE AND EACH OF THE HOLDERS, WITH A COPY TO THE TRUSTEE. THE NOTICE SHALL CONTAIN ALL INSTRUCTIONS AND MATERIALS NECESSARY TO ENABLE SUCH HOLDERS TO TENDER NOTES PURSUANT TO THE ASSET SALE OFFER. THE ASSET SALE OFFER SHALL BE MADE TO ALL HOLDERS. THE NOTICE, WHICH SHALL GOVERN THE TERMS OF THE ASSET SALE OFFER, SHALL STATE:


           (A) THAT THE ASSET SALE OFFER IS BEING MADE PURSUANT TO THIS SECTION
3.09 AND SECTION 4.10 HEREOF AND THE LENGTH OF TIME THE ASSET SALE OFFER SHALL REMAIN OPEN;


           (B) THE OFFER AMOUNT, THE PURCHASE PRICE AND THE PURCHASE DATE;


           (C) THAT ANY NOTE NOT TENDERED OR ACCEPTED FOR PAYMENT SHALL CONTINUE TO ACCRETE OR ACCRUE INTEREST;


           (D) THAT, UNLESS THE COMPANY DEFAULTS IN MAKING SUCH PAYMENT, ANY NOTE OR PORTION THEREOF ACCEPTED FOR PAYMENT PURSUANT TO THE ASSET SALE OFFER SHALL CEASE TO ACCRETE OR ACCRUE INTEREST AFTER THE PURCHASE DATE;


           (E) THAT HOLDERS ELECTING TO HAVE A NOTE PURCHASED PURSUANT TO AN ASSET SALE OFFER MAY ELECT TO HAVE NOTES PURCHASED IN INTEGRAL MULTIPLES OF $1,000 ONLY;


           (F) THAT HOLDERS ELECTING TO HAVE A NOTE PURCHASED PURSUANT TO ANY ASSET SALE OFFER SHALL BE REQUIRED TO SURRENDER THE NOTE, WITH THE FORM ENTITLED "OPTION OF HOLDER TO ELECT PURCHASE" ON THE REVERSE OF THE NOTE COMPLETED, OR TRANSFER BY BOOK-ENTRY TRANSFER, TO THE COMPANY, A DEPOSITARY, IF APPOINTED BY THE COMPANY, OR A PAYING AGENT AT THE ADDRESS SPECIFIED IN THE NOTICE AT LEAST THREE DAYS BEFORE THE PURCHASE DATE;


           (G) THAT HOLDERS SHALL BE ENTITLED TO WITHDRAW THEIR ELECTION IF THE COMPANY, THE DEPOSITARY OR THE PAYING AGENT, AS THE CASE MAY BE, RECEIVES, NOT LATER THAN THE EXPIRATION OF THE OFFER PERIOD, A TELEGRAM, TELEX, FACSIMILE TRANSMISSION OR LETTER SETTING FORTH THE NAME OF THE HOLDER, THE PRINCIPAL AMOUNT OF THE NOTE THE HOLDER DELIVERED FOR PURCHASE AND A STATEMENT THAT SUCH HOLDER IS WITHDRAWING HIS ELECTION TO HAVE SUCH NOTE PURCHASED;


           (H) THAT, IF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES SURRENDERED BY HOLDERS EXCEEDS THE OFFER AMOUNT, THE COMPANY SHALL SELECT THE NOTES TO BE PURCHASED ON A PRO RATA BASIS (WITH SUCH ADJUSTMENTS AS MAY BE DEEMED APPROPRIATE BY THE COMPANY SO THAT ONLY NOTES IN DENOMINATIONS OF $1,000, OR INTEGRAL MULTIPLES THEREOF, SHALL BE PURCHASED); AND


           (I) THAT HOLDERS WHOSE NOTES WERE PURCHASED ONLY IN PART SHALL BE ISSUED NEW

NOTES EQUAL IN PRINCIPAL AMOUNT TO THE UNPURCHASED PORTION OF THE NOTES SURRENDERED (OR TRANSFERRED BY BOOK-ENTRY TRANSFER).


           ON OR BEFORE THE PURCHASE DATE, THE COMPANY SHALL, TO THE EXTENT LAWFUL, ACCEPT FOR PAYMENT, ON A PRO RATA BASIS TO THE EXTENT NECESSARY, THE OFFER AMOUNT OF NOTES OR PORTIONS THEREOF TENDERED PURSUANT TO THE ASSET SALE OFFER, OR IF LESS THAN THE OFFER AMOUNT HAS BEEN TENDERED, ALL NOTES TENDERED, AND SHALL DELIVER TO THE TRUSTEE AN OFFICERS' CERTIFICATE STATING THAT SUCH NOTES OR PORTIONS THEREOF WERE ACCEPTED FOR PAYMENT BY THE COMPANY IN ACCORDANCE WITH THE TERMS OF THIS SECTION 3.09. THE COMPANY, THE DEPOSITARY OR THE PAYING AGENT, AS THE CASE MAY BE, SHALL PROMPTLY (BUT IN ANY CASE NOT LATER THAN FIVE DAYS AFTER THE PURCHASE DATE) MAIL OR DELIVER TO EACH TENDERING HOLDER AN AMOUNT EQUAL TO THE PURCHASE PRICE OF THE NOTES TENDERED BY SUCH HOLDER AND ACCEPTED BY THE COMPANY FOR PURCHASE, AND THE COMPANY SHALL PROMPTLY ISSUE A NEW NOTE, AND THE TRUSTEE, UPON WRITTEN REQUEST FROM THE COMPANY SHALL AUTHENTICATE AND MAIL OR DELIVER SUCH NEW NOTE TO SUCH HOLDER, IN A PRINCIPAL AMOUNT EQUAL TO ANY UNPURCHASED PORTION OF THE NOTE SURRENDERED. ANY NOTE NOT SO ACCEPTED SHALL BE PROMPTLY MAILED OR DELIVERED BY THE COMPANY TO THE HOLDER THEREOF. THE COMPANY SHALL PUBLICLY ANNOUNCE THE RESULTS OF THE ASSET SALE OFFER ON THE PURCHASE DATE.


           OTHER THAN AS SPECIFICALLY PROVIDED IN THIS SECTION 3.09, ANY PURCHASE PURSUANT TO THIS SECTION 3.09 SHALL BE MADE PURSUANT TO THE PROVISIONS OF SECTIONS 3.01 THROUGH 3.06 HEREOF.


                               ARTICLE 4 COVENANTS


SECTION 4.01.     PAYMENT OF NOTES.


           THE COMPANY SHALL PAY OR CAUSE TO BE PAID THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE NOTES ON THE DATES AND IN THE MANNER PROVIDED IN THE NOTES. PRINCIPAL, PREMIUM, IF ANY, AND INTEREST SHALL BE CONSIDERED PAID ON THE DATE DUE IF THE PAYING AGENT, IF OTHER THAN THE COMPANY OR A SUBSIDIARY THEREOF, HOLDS AS OF 10:00 A.M. EASTERN TIME ON THE DUE DATE MONEY DEPOSITED BY THE COMPANY IN IMMEDIATELY AVAILABLE FUNDS AND DESIGNATED FOR AND SUFFICIENT TO PAY ALL PRINCIPAL, PREMIUM, IF ANY, AND INTEREST THEN DUE. THE COMPANY SHALL PAY ALL LIQUIDATED DAMAGES, IF ANY, IN THE SAME MANNER ON THE DATES AND IN THE AMOUNTS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT.


           THE COMPANY SHALL PAY INTEREST (INCLUDING POST-PETITION INTEREST IN ANY PROCEEDING UNDER ANY BANKRUPTCY LAW) ON OVERDUE PRINCIPAL AT THE RATE EQUAL TO 1% PER ANNUM IN EXCESS OF THE THEN APPLICABLE INTEREST RATE ON THE NOTES TO THE EXTENT LAWFUL; IT SHALL PAY INTEREST (INCLUDING POST-PETITION INTEREST IN ANY PROCEEDING UNDER ANY BANKRUPTCY LAW) ON OVERDUE INSTALLMENTS OF INTEREST, AND LIQUIDATED DAMAGES (WITHOUT REGARD TO ANY APPLICABLE GRACE PERIOD) AT THE SAME RATE TO THE EXTENT LAWFUL.


SECTION 4.02.     MAINTENANCE OF OFFICE OR AGENCY.


           THE COMPANY SHALL MAINTAIN IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, AN OFFICE OR AGENCY (WHICH MAY BE AN OFFICE OF THE TRUSTEE OR AN AGENT OF THE TRUSTEE, REGISTRAR OR CO-REGISTRAR) WHERE NOTES MAY BE SURRENDERED FOR REGISTRATION OF TRANSFER OR FOR EXCHANGE AND WHERE NOTICES AND DEMANDS TO OR UPON THE COMPANY IN RESPECT OF THE

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NOTES AND THIS INDENTURE MAY BE SERVED. THE COMPANY SHALL GIVE PROMPT WRITTEN
NOTICE TO THE TRUSTEE OF THE LOCATION, AND ANY CHANGE IN THE LOCATION, OF SUCH OFFICE OR AGENCY. IF AT ANY TIME THE COMPANY SHALL FAIL TO MAINTAIN ANY SUCH REQUIRED OFFICE OR AGENCY OR SHALL FAIL TO FURNISH THE TRUSTEE WITH THE ADDRESS THEREOF, SUCH PRESENTATIONS, SURRENDERS, NOTICES AND DEMANDS MAY BE MADE OR SERVED AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE.


           THE COMPANY MAY ALSO FROM TIME TO TIME DESIGNATE ONE OR MORE OTHER OFFICES OR AGENCIES WHERE THE NOTES MAY BE PRESENTED OR SURRENDERED FOR ANY OR ALL SUCH PURPOSES AND MAY FROM TIME TO TIME RESCIND SUCH DESIGNATIONS; PROVIDED, HOWEVER, THAT NO SUCH DESIGNATION OR RESCISSION SHALL IN ANY MANNER RELIEVE THE COMPANY OF ITS OBLIGATION TO MAINTAIN AN OFFICE OR AGENCY IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK FOR SUCH PURPOSES. THE COMPANY SHALL GIVE PROMPT WRITTEN NOTICE TO THE TRUSTEE OF ANY SUCH DESIGNATION OR RESCISSION AND OF ANY CHANGE IN THE LOCATION OF ANY SUCH OTHER OFFICE OR AGENCY.


           THE COMPANY HEREBY DESIGNATES THE CORPORATE TRUST OFFICE OF THE TRUSTEE AS ONE SUCH OFFICE OR AGENCY OF THE COMPANY IN ACCORDANCE WITH SECTION 2.03.


SECTION 4.03.     REPORTS.


           (A) WHETHER OR NOT REQUIRED BY THE RULES AND REGULATIONS OF THE SEC, SO LONG AS ANY NOTES ARE OUTSTANDING, THE COMPANY SHALL FURNISH TO THE HOLDERS OF NOTES, ON OR BEFORE THE FIFTH DAY FOLLOWING THE DATE ON WHICH SUCH REPORTS ARE OR WOULD BE DUE UNDER THE SEC'S RULES AND REGULATIONS (I) ALL QUARTERLY AND ANNUAL FINANCIAL INFORMATION THAT WOULD BE REQUIRED TO BE CONTAINED IN A FILING WITH THE SEC ON FORMS 10-Q AND 10-K IF THE COMPANY WERE REQUIRED TO FILE SUCH FORMS, INCLUDING A "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" AND, WITH RESPECT TO THE ANNUAL INFORMATION ONLY, A REPORT THEREON BY THE COMPANY'S CERTIFIED INDEPENDENT ACCOUNTANTS AND (II) ALL CURRENT REPORTS THAT WOULD BE REQUIRED TO BE FILED WITH THE SEC ON FORM 8-K IF THE COMPANY WERE REQUIRED TO FILE SUCH REPORTS. THE QUARTERLY AND ANNUAL FINANCIAL INFORMATION REQUIRED BY THIS PARAGRAPH SHALL SEPARATELY INCLUDE A REASONABLY DETAILED PRESENTATION, EITHER ON THE FACE OF THE FINANCIAL STATEMENTS OR IN THE FOOTNOTES THERETO, OF THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE NON-GUARANTOR SUBSIDIARIES OF THE COMPANY. IN ADDITION, FOLLOWING CONSUMMATION OF THE EXCHANGE OFFER CONTEMPLATED BY THE REGISTRATION RIGHTS AGREEMENT, WHETHER OR NOT REQUIRED BY THE RULES AND REGULATIONS OF THE SEC, THE COMPANY SHALL FILE A COPY OF ALL SUCH INFORMATION AND REPORTS REFERRED TO IN CLAUSES (I) AND (II) OF THIS PARAGRAPH WITH THE SEC FOR PUBLIC AVAILABILITY WITHIN THE TIME PERIODS SPECIFIED IN THE SEC'S RULES AND REGULATIONS (UNLESS THE SEC WILL NOT ACCEPT SUCH A FILING) AND MAKE SUCH INFORMATION AVAILABLE TO SECURITIES ANALYSTS AND PROSPECTIVE INVESTORS UPON REQUEST. THE COMPANY SHALL AT ALL TIMES COMPLY WITH TIA SS. 314(A).


           (B) FOR SO LONG AS ANY NOTES REMAIN OUTSTANDING, THE COMPANY SHALL FURNISH TO THE HOLDERS AND TO SECURITIES ANALYSTS AND PROSPECTIVE INVESTORS, UPON THEIR REQUEST, THE INFORMATION REQUIRED TO BE DELIVERED PURSUANT TO RULE 144A(D)(4) UNDER THE SECURITIES ACT.


SECTION 4.04.     COMPLIANCE CERTIFICATE.


           (A) THE COMPANY AND EACH SUBSIDIARY GUARANTOR (TO THE EXTENT SUCH SUBSIDIARY

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GUARANTOR IS SO REQUIRED UNDER THE TIA) SHALL DELIVER TO THE TRUSTEE, WITHIN 90
DAYS AFTER THE END OF EACH FISCAL YEAR, AN OFFICERS' CERTIFICATE STATING THAT A REVIEW OF THE ACTIVITIES OF THE COMPANY AND ITS SUBSIDIARIES DURING THE PRECEDING FISCAL YEAR HAS BEEN MADE UNDER THE SUPERVISION OF THE SIGNING OFFICERS WITH A VIEW TO DETERMINING WHETHER THE COMPANY HAS KEPT, OBSERVED, PERFORMED AND FULFILLED ITS OBLIGATIONS UNDER THIS INDENTURE, AND FURTHER STATING, AS TO EACH SUCH OFFICER SIGNING SUCH CERTIFICATE, THAT TO THE BEST OF HIS OR HER KNOWLEDGE THE COMPANY HAS KEPT, OBSERVED, PERFORMED AND FULFILLED EACH AND EVERY COVENANT CONTAINED IN THIS INDENTURE AND IS NOT IN DEFAULT IN THE PERFORMANCE OR OBSERVANCE OF ANY OF THE TERMS, PROVISIONS AND CONDITIONS OF THIS INDENTURE (OR, IF A DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED, DESCRIBING ALL SUCH DEFAULTS OR EVENTS OF DEFAULT OF WHICH HE OR SHE MAY HAVE KNOWLEDGE AND WHAT ACTION THE COMPANY IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO) AND THAT TO THE BEST OF HIS OR HER KNOWLEDGE NO EVENT HAS OCCURRED AND REMAINS IN EXISTENCE BY REASON OF WHICH PAYMENTS ON ACCOUNT OF THE PRINCIPAL OF OR INTEREST, IF ANY, ON THE NOTES IS PROHIBITED OR IF SUCH EVENT HAS OCCURRED, A DESCRIPTION OF THE EVENT AND WHAT ACTION THE COMPANY IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO.


           (B) SO LONG AS NOT CONTRARY TO THE THEN CURRENT RECOMMENDATIONS OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS, THE YEAR-END FINANCIAL STATEMENTS DELIVERED PURSUANT TO SECTION 4.03(A) ABOVE SHALL BE ACCOMPANIED BY A WRITTEN STATEMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS (WHO SHALL BE A FIRM OF ESTABLISHED NATIONAL REPUTATION) THAT IN MAKING THE EXAMINATION NECESSARY FOR CERTIFICATION OF SUCH FINANCIAL STATEMENTS, NOTHING HAS COME TO THEIR ATTENTION THAT WOULD LEAD THEM TO BELIEVE THAT THE COMPANY HAS VIOLATED ANY PROVISIONS OF ARTICLE 4 OR ARTICLE 5 HEREOF OR, IF ANY SUCH VIOLATION HAS OCCURRED, SPECIFYING THE NATURE AND PERIOD OF EXISTENCE THEREOF, IT BEING UNDERSTOOD THAT SUCH ACCOUNTANTS SHALL NOT BE LIABLE DIRECTLY OR INDIRECTLY TO ANY PERSON FOR ANY FAILURE TO OBTAIN KNOWLEDGE OF ANY SUCH VIOLATION.


           (C) THE COMPANY SHALL, SO LONG AS ANY OF THE NOTES ARE OUTSTANDING, DELIVER TO THE TRUSTEE, FORTHWITH UPON ANY OFFICER BECOMING AWARE OF ANY DEFAULT OR EVENT OF DEFAULT, AN OFFICERS' CERTIFICATE SPECIFYING SUCH DEFAULT OR EVENT OF DEFAULT AND WHAT ACTION THE COMPANY IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO.


SECTION 4.05.     TAXES.


           THE COMPANY SHALL PAY, AND SHALL CAUSE EACH OF ITS SUBSIDIARIES TO PAY, PRIOR TO DELINQUENCY, ALL MATERIAL TAXES, ASSESSMENTS, AND GOVERNMENTAL LEVIES EXCEPT SUCH AS ARE CONTESTED IN GOOD FAITH AND BY APPROPRIATE PROCEEDINGS OR WHERE THE FAILURE TO EFFECT SUCH PAYMENT IS NOT ADVERSE IN ANY MATERIAL RESPECT TO THE HOLDERS OF THE NOTES.


SECTION 4.06.     STAY, EXTENSION AND USURY LAWS.


           THE COMPANY AND EACH OF THE SUBSIDIARY GUARANTORS COVENANTS (TO THE EXTENT THAT IT MAY LAWFULLY DO SO) THAT IT SHALL NOT AT ANY TIME INSIST UPON, PLEAD, OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF, ANY STAY, EXTENSION OR USURY LAW WHEREVER ENACTED, NOW OR AT ANY TIME HEREAFTER IN FORCE, THAT MAY AFFECT THE COVENANTS OR THE PERFORMANCE OF THIS INDENTURE; AND THE COMPANY AND EACH OF THE SUBSIDIARY GUARANTORS (TO THE EXTENT THAT IT MAY LAWFULLY DO SO) HEREBY EXPRESSLY WAIVES ALL BENEFIT OR ADVANTAGE OF ANY SUCH LAW, AND COVENANTS THAT IT SHALL NOT, BY RESORT TO ANY SUCH LAW, HINDER, DELAY OR IMPEDE THE EXECUTION OF ANY POWER HEREIN GRANTED TO THE TRUSTEE, BUT SHALL SUFFER AND PERMIT THE EXECUTION OF EVERY SUCH POWER AS

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THOUGH NO SUCH LAW HAS BEEN ENACTED.


SECTION 4.07.     RESTRICTED PAYMENTS.


           THE COMPANY SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS RESTRICTED SUBSIDIARIES TO, DIRECTLY OR INDIRECTLY: (1) DECLARE OR PAY ANY DIVIDEND OR MAKE ANY OTHER PAYMENT OR DISTRIBUTION ON ACCOUNT OF THE COMPANY'S OR ANY OF ITS RESTRICTED SUBSIDIARIES' EQUITY INTERESTS (INCLUDING, WITHOUT LIMITATION, ANY PAYMENT IN CONNECTION WITH ANY MERGER OR CONSOLIDATION INVOLVING THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES) OR TO THE DIRECT OR INDIRECT HOLDERS OF THE COMPANY'S OR ANY OF ITS RESTRICTED SUBSIDIARIES' EQUITY INTERESTS IN THEIR CAPACITY AS SUCH (OTHER THAN DIVIDENDS OR DISTRIBUTIONS PAYABLE IN EQUITY INTERESTS (OTHER THAN DISQUALIFIED STOCK) OF THE COMPANY OR TO THE COMPANY OR A RESTRICTED SUBSIDIARY OF THE COMPANY); (2) PURCHASE, REDEEM OR OTHERWISE ACQUIRE OR RETIRE FOR VALUE (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY MERGER OR CONSOLIDATION INVOLVING THE COMPANY) ANY EQUITY INTERESTS OF THE COMPANY OR ANY DIRECT OR INDIRECT PARENT OF THE COMPANY; (3) MAKE ANY PAYMENT ON OR WITH RESPECT TO, OR PURCHASE, REDEEM, DEFEASE OR OTHERWISE ACQUIRE OR RETIRE FOR VALUE ANY INDEBTEDNESS THAT IS BY ITS TERMS SUBORDINATED TO THE NOTES OR THE SUBSIDIARY GUARANTIES, EXCEPT A PAYMENT OF INTEREST OR PRINCIPAL AT THE STATED MATURITY THEREOF; OR (4) MAKE ANY RESTRICTED INVESTMENT (ALL SUCH PAYMENTS AND OTHER ACTIONS SET FORTH IN CLAUSES (1) THROUGH (4) ABOVE BEING COLLECTIVELY REFERRED TO AS "RESTRICTED PAYMENTS"), UNLESS, AT THE TIME OF AND AFTER GIVING EFFECT TO SUCH RESTRICTED PAYMENT:


           (A) NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING OR WOULD OCCUR AS A CONSEQUENCE THEREOF; AND


           (B) THE COMPANY WOULD, AT THE TIME OF SUCH RESTRICTED PAYMENT AND AFTER GIVING PRO FORMA EFFECT THERETO AS IF SUCH RESTRICTED PAYMENT HAD BEEN MADE AT THE BEGINNING OF THE APPLICABLE FOUR-QUARTER PERIOD, HAVE BEEN PERMITTED TO INCUR AT LEAST $1.00 OF ADDITIONAL INDEBTEDNESS PURSUANT TO THE FIXED CHARGE COVERAGE RATIO TEST SET FORTH IN THE FIRST PARAGRAPH OF SECTION 4.09 HEREOF; AND


           (C) SUCH RESTRICTED PAYMENT, TOGETHER WITH THE AGGREGATE AMOUNT OF ALL OTHER RESTRICTED PAYMENTS MADE BY THE COMPANY AND ITS RESTRICTED SUBSIDIARIES AFTER THE DATE OF THE INDENTURE (EXCLUDING RESTRICTED PAYMENTS PERMITTED BY CLAUSES (II), (III), (IV), (V), (VII) AND (VIII) OF THE NEXT SUCCEEDING PARAGRAPH), IS LESS THAN THE SUM, WITHOUT DUPLICATION, OF (I) 50% OF THE CONSOLIDATED NET INCOME OF THE COMPANY FOR THE PERIOD (TAKEN AS ONE ACCOUNTING PERIOD) FROM MARCH 31, 1999 TO THE END OF THE COMPANY'S MOST RECENTLY ENDED FISCAL QUARTER FOR WHICH INTERNAL FINANCIAL STATEMENTS ARE AVAILABLE AT THE TIME OF SUCH RESTRICTED PAYMENT (OR, IF SUCH CONSOLIDATED NET INCOME FOR SUCH PERIOD IS A DEFICIT, LESS 100% OF SUCH DEFICIT), PLUS (II) 100% OF THE AGGREGATE NET CASH PROCEEDS OR FAIR MARKET VALUE OF PRODUCTIVE ASSETS RECEIVED BY THE COMPANY SINCE THE DATE OF THE INDENTURE AS A CONTRIBUTION TO ITS COMMON EQUITY CAPITAL OR FROM THE ISSUE OR SALE OF EQUITY INTERESTS OF THE COMPANY (OTHER THAN DISQUALIFIED STOCK OR DESIGNATED PREFERRED STOCK) OR FROM THE ISSUE OR SALE OF CONVERTIBLE OR EXCHANGEABLE DISQUALIFIED STOCK OR CONVERTIBLE OR EXCHANGEABLE DEBT SECURITIES OF THE COMPANY THAT HAVE BEEN CONVERTED INTO OR EXCHANGED FOR SUCH EQUITY INTERESTS (OTHER THAN EQUITY INTERESTS (OR DISQUALIFIED STOCK OR DESIGNATED PREFERRED STOCK OR DEBT SECURITIES) SOLD TO A SUBSIDIARY OF THE COMPANY), PLUS (III) 100% OF THE AGGREGATE NET CASH PROCEEDS OR FAIR MARKET VALUE OF PRODUCTIVE ASSETS RECEIVED FROM THE DISPOSITION OR SALE OF ANY RESTRICTED INVESTMENT THAT WAS MADE AFTER THE DATE OF THE INDENTURE LESS, IN EACH CASE, THE COST OF SUCH DISPOSITION OR SALE, PLUS (IV)

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100% OF THE AMOUNT OF ANY DIVIDENDS PAID IN CASH OR THE FAIR MARKET VALUE (AS
DETERMINED ABOVE) OF ANY PRODUCTIVE ASSETS RECEIVED BY THE COMPANY OR ANY RESTRICTED SUBSIDIARY AFTER THE DATE OF THE INDENTURE FROM AN UNRESTRICTED SUBSIDIARY OF THE COMPANY, TO THE EXTENT SUCH DIVIDENDS WERE NOT OTHERWISE INCLUDED IN CONSOLIDATED NET INCOME OF THE COMPANY FOR SUCH PERIOD, PLUS (V) TO THE EXTENT THAT ANY UNRESTRICTED SUBSIDIARY OF THE COMPANY IS REDESIGNATED AS A RESTRICTED SUBSIDIARY AFTER THE DATE OF THE INDENTURE, THE FAIR MARKET VALUE OF THE COMPANY'S INVESTMENT IN SUCH SUBSIDIARY AS OF THE DATE OF SUCH SUBSIDIARY'S REDESIGNATION AS A RESTRICTED SUBSIDIARY, PLUS (VI) WITHOUT DUPLICATION OF ANY AMOUNTS INCLUDED IN CLAUSE (II) ABOVE, 100% OF THE AGGREGATE NET CASH PROCEEDS OR THE FAIR MARKET VALUE OF PRODUCTIVE ASSETS RECEIVED BY THE COMPANY AS EQUITY CONTRIBUTIONS (OTHER THAN DISQUALIFIED STOCK OR DESIGNATED PREFERRED STOCK) BY A HOLDER OF THE EQUITY INTERESTS OF THE COMPANY (EXCLUDING ANY NET CASH PROCEEDS FROM AN EQUITY CONTRIBUTION WHICH HAS BEEN FINANCED, DIRECTLY OR INDIRECTLY USING FUNDS (1) BORROWED FROM THE COMPANY OR ANY OF ITS SUBSIDIARIES, UNLESS AND UNTIL AND TO THE EXTENT SUCH BORROWING IS REPAID OR (2) CONTRIBUTED, EXTENDED, GUARANTEED OR ADVANCED BY THE COMPANY OR BY ANY OF ITS SUBSIDIARIES).


           SO LONG AS NO PAYMENT DEFAULT HAS OCCURRED AND IS CONTINUING OR WOULD BE CAUSED THEREBY, THE PRECEDING PROVISIONS SHALL NOT PROHIBIT: (I) THE PAYMENT OF ANY DIVIDEND WITHIN 60 DAYS AFTER THE DATE OF DECLARATION THEREOF, IF AT SAID DATE OF DECLARATION SUCH PAYMENT WOULD HAVE COMPLIED WITH THE PROVISIONS OF THE INDENTURE; (II) THE REDEMPTION, REPURCHASE, RETIREMENT, DEFEASANCE OR OTHER ACQUISITION OF ANY SUBORDINATED INDEBTEDNESS OF THE COMPANY OR ANY RESTRICTED SUBSIDIARY OR OF ANY EQUITY INTERESTS OF THE COMPANY OR ANY RESTRICTED SUBSIDIARY IN EXCHANGE FOR, OR OUT OF THE NET CASH PROCEEDS OF THE SUBSTANTIALLY CONCURRENT SALE (OTHER THAN TO A SUBSIDIARY OF THE COMPANY) OF, EQUITY INTERESTS OF THE COMPANY (OTHER THAN DISQUALIFIED STOCK), PROVIDED THAT THE AMOUNT OF ANY SUCH NET CASH PROCEEDS THAT ARE UTILIZED FOR ANY SUCH REDEMPTION, REPURCHASE, RETIREMENT, DEFEASANCE OR OTHER ACQUISITION SHALL BE EXCLUDED FROM CLAUSE (3)(B) OF THE PRECEDING PARAGRAPH; (III) THE DEFEASANCE, REDEMPTION, REPURCHASE OR OTHER ACQUISITION OF SUBORDINATED INDEBTEDNESS OF THE COMPANY OR ANY RESTRICTED SUBSIDIARY WITH THE NET CASH PROCEEDS FROM AN INCURRENCE OF PERMITTED REFINANCING INDEBTEDNESS; (IV) THE PAYMENT OF ANY DIVIDEND BY A RESTRICTED SUBSIDIARY OF THE COMPANY TO THE HOLDERS OF ITS CAPITAL STOCK ON A PRO RATA BASIS; (V) THE REPURCHASE, REDEMPTION OR OTHER ACQUISITION OR RETIREMENT FOR VALUE OF ANY EQUITY INTERESTS OF THE COMPANY OR ANY RESTRICTED SUBSIDIARY OF THE COMPANY HELD BY ANY CURRENT OR FORMER EMPLOYEE, OFFICER OR DIRECTOR OF THE COMPANY (OR ANY OF ITS RESTRICTED SUBSIDIARIES) PURSUANT TO ANY MANAGEMENT EQUITY SUBSCRIPTION AGREEMENT, STOCK OPTION AGREEMENT OR OTHER EMPLOYEE PLAN OR AGREEMENT OR EMPLOYMENT BENEFIT PLAN; PROVIDED THAT THE AGGREGATE PRICE PAID FOR ALL SUCH REPURCHASED, REDEEMED, ACQUIRED OR RETIRED EQUITY INTERESTS SHALL NOT EXCEED $2.5 MILLION IN ANY CALENDAR YEAR (PROVIDED THAT IN ANY CALENDAR YEAR SUCH AMOUNT SHALL BE INCREASED BY THE AMOUNT AVAILABLE FOR USE, BUT NOT USED, UNDER THIS CLAUSE (V) IN THE IMMEDIATELY PRECEDING YEAR) AND $10.0 MILLION SINCE THE DATE OF THE INDENTURE; (VI) THE DECLARATION AND PAYMENT OF DIVIDENDS TO HOLDERS OF ANY CLASS OR SERIES OF DESIGNATED PREFERRED STOCK (OTHER THAN DISQUALIFIED CAPITAL STOCK) ISSUED AFTER THE DATE OF THE INDENTURE; PROVIDED THAT, AT THE TIME OF SUCH ISSUANCE, THE COMPANY, AFTER GIVING EFFECT TO SUCH ISSUANCE ON A PRO FORMA BASIS, WOULD HAVE HAD A FIXED COVERAGE RATIO OF AT LEAST
2.0 TO 1.0; (VII) REPURCHASES OF CAPITAL STOCK DEEMED TO OCCUR UPON THE EXERCISE OF STOCK OPTIONS IF SUCH CAPITAL STOCK REPRESENTS A PORTION OF THE EXERCISE PRICE THEREOF; AND (VIII) SO LONG AS NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING OR WOULD OCCUR AS A CONSEQUENCE THEREOF, OTHER RESTRICTED PAYMENTS IN AN AGGREGATE AMOUNT NOT TO EXCEED $10.0 MILLION SINCE THE DATE OF THE INDENTURE.

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           THE AMOUNT OF ALL RESTRICTED PAYMENTS (OTHER THAN CASH) SHALL BE THE
FAIR MARKET VALUE ON THE DATE OF THE RESTRICTED PAYMENT OF THE ASSET(S) OR SECURITIES PROPOSED TO BE TRANSFERRED OR ISSUED TO OR BY THE COMPANY OR SUCH RESTRICTED SUBSIDIARY, AS THE CASE MAY BE, PURSUANT TO THE RESTRICTED PAYMENT. THE FAIR MARKET VALUE OF ANY ASSETS OR SECURITIES THAT ARE REQUIRED TO BE VALUED BY THIS COVENANT SHALL BE DETERMINED BY THE BOARD OF DIRECTORS WHOSE RESOLUTION WITH RESPECT THERETO SHALL BE DELIVERED TO THE TRUSTEE. THE BOARD OF DIRECTORS' DETERMINATION MUST BE BASED UPON AN OPINION OR APPRAISAL ISSUED BY AN ACCOUNTING, APPRAISAL OR INVESTMENT BANKING FIRM OF NATIONAL STANDING IF THE FAIR MARKET VALUE EXCEEDS THE GREATER OF 3.0% OF TOTAL ASSETS OR $5.0 MILLION. NOT LATER THAN THE DATE OF MAKING ANY RESTRICTED PAYMENT, THE COMPANY SHALL DELIVER TO THE TRUSTEE AN OFFICERS' CERTIFICATE STATING THAT SUCH RESTRICTED PAYMENT IS PERMITTED AND SETTING FORTH THE BASIS UPON WHICH THE CALCULATIONS REQUIRED BY THIS SECTION 4.07 WERE COMPUTED, TOGETHER WITH A COPY OF ANY FAIRNESS OPINION OR APPRAISAL REQUIRED BY THE INDENTURE.


SECTION 4.08.    DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.


           THE COMPANY SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS RESTRICTED SUBSIDIARIES TO, DIRECTLY OR INDIRECTLY, CREATE OR PERMIT TO EXIST OR BECOME EFFECTIVE ANY CONSENSUAL ENCUMBRANCE OR RESTRICTION ON THE ABILITY OF ANY RESTRICTED SUBSIDIARY TO (I) PAY DIVIDENDS OR MAKE ANY OTHER DISTRIBUTIONS ON ITS CAPITAL STOCK TO THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES, OR WITH RESPECT TO ANY OTHER INTEREST OR PARTICIPATION IN, OR MEASURED BY, ITS PROFITS, OR PAY ANY INDEBTEDNESS OWED TO THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES, (II) MAKE LOANS OR ADVANCES TO THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES, OR (III) TRANSFER ANY OF ITS PROPERTIES OR ASSETS TO THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES. HOWEVER, THE PRECEDING RESTRICTIONS SHALL NOT APPLY TO ENCUMBRANCES OR RESTRICTIONS EXISTING UNDER OR BY REASON OF: (A) EXISTING INDEBTEDNESS AS IN EFFECT ON THE DATE OF THE INDENTURE, (B) THE INDENTURE, THE NOTES, THE EXCHANGE NOTES AND THE SUBSIDIARY GUARANTIES, (C) APPLICABLE LAW REGULATION OR ORDER, (D) INDEBTEDNESS INCURRED BY A RESTRICTED SUBSIDIARY THAT IS NOT A SUBSIDIARY GUARANTOR IN COMPLIANCE WITH THE PROVISIONS SET FORTH UNDER SECTION 4.17 HEREOF (E) ANY INSTRUMENT GOVERNING INDEBTEDNESS OR CAPITAL STOCK OF A PERSON ACQUIRED BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES AS IN EFFECT AT THE TIME OF SUCH ACQUISITION (EXCEPT TO THE EXTENT SUCH INDEBTEDNESS WAS INCURRED IN CONNECTION WITH OR IN CONTEMPLATION OF SUCH ACQUISITION), WHICH ENCUMBRANCE OR RESTRICTION IS NOT APPLICABLE TO ANY PERSON, OR THE PROPERTIES OR ASSETS OF ANY PERSON, OTHER THAN THE PERSON, OR THE PROPERTY OR ASSETS OF THE PERSON, SO ACQUIRED, PROVIDED THAT, IN THE CASE OF INDEBTEDNESS, SUCH INDEBTEDNESS WAS PERMITTED BY THE TERMS OF THE INDENTURE TO BE INCURRED, (F) CUSTOMARY NON-ASSIGNMENT PROVISIONS IN LEASES, LICENSES OR SIMILAR AGREEMENTS ENTERED INTO IN THE ORDINARY COURSE OF BUSINESS AND CONSISTENT WITH PAST PRACTICES, (G) PURCHASE MONEY OBLIGATIONS FOR PROPERTY ACQUIRED IN THE ORDINARY COURSE OF BUSINESS THAT IMPOSE RESTRICTIONS ON THE PROPERTY SO ACQUIRED OF THE NATURE DESCRIBED IN CLAUSE (III) OF THE PRECEDING SENTENCE, (H) ANY AGREEMENT FOR THE SALE OR OTHER DISPOSITION OF A RESTRICTED SUBSIDIARY THAT RESTRICTS DISTRIBUTIONS BY SUCH RESTRICTED SUBSIDIARY PENDING ITS SALE OR OTHER DISPOSITION, (I) LIENS SECURING INDEBTEDNESS THAT LIMIT THE RIGHT OF THE DEBTOR TO DISPOSE OF THE ASSETS SUBJECT TO SUCH LIEN; (J) PROVISIONS WITH RESPECT TO THE DISPOSITION OR DISTRIBUTION OF ASSETS OR PROPERTY IN JOINT VENTURE AGREEMENTS, ASSET SALE AGREEMENTS, STOCK SALE AGREEMENTS AND OTHER SIMILAR AGREEMENTS ENTERED INTO IN THE ORDINARY COURSE OF BUSINESS, (K) RESTRICTIONS ON CASH OR OTHER DEPOSITS OR NET WORTH IMPOSED BY CUSTOMERS UNDER CONTRACTS ENTERED INTO IN THE ORDINARY COURSE OF BUSINESS, (L) ANY ENCUMBRANCE OR RESTRICTION ON A SECURITIZATION ENTITY EFFECTED IN CONNECTION WITH A QUALIFIED SECURITIZATION TRANSACTION, (M)

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


INDEBTEDNESS INCURRED AFTER THE DATE OF THE INDENTURE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE; PROVIDED, THAT THE RESTRICTIONS CONTAINED IN THE AGREEMENTS GOVERNING SUCH NEW INDEBTEDNESS ARE, IN THE GOOD FAITH JUDGMENT OF THE BOARD OF DIRECTORS OF THE COMPANY, NOT MATERIALLY LESS FAVORABLE, TAKEN AS A WHOLE, TO THE HOLDERS OF THE NOTES THAN THOSE CONTAINED IN THE AGREEMENTS GOVERNING INDEBTEDNESS OUTSTANDING ON THE DATE OF THE INDENTURE, (N) CUSTOMARY PROVISIONS IN AGREEMENTS WITH RESPECT TO PERMITTED JOINT VENTURES, AND (O) ANY ENCUMBRANCES OR RESTRICTIONS IMPOSED BY ANY AMENDMENTS, MODIFICATIONS, RESTATEMENTS, RENEWALS, INCREASES, SUPPLEMENTS, REFUNDINGS, REPLACEMENTS OR REFINANCINGS OF THE CONTRACTS, INSTRUMENTS OR OBLIGATIONS REFERRED TO IN CLAUSES
(A) THROUGH (N) ABOVE; PROVIDED THAT SUCH AMENDMENTS, MODIFICATIONS, RESTATEMENTS, RENEWALS, INCREASES, SUPPLEMENTS, REFUNDINGS, REPLACEMENTS OR REFINANCINGS ARE, IN THE GOOD FAITH JUDGMENT OF THE BOARD OF DIRECTORS, NO MORE RESTRICTIVE WITH RESPECT TO SUCH DIVIDEND AND OTHER PAYMENT RESTRICTIONS THAN THOSE CONTAINED IN THE DIVIDEND OR OTHER PAYMENT RESTRICTIONS PRIOR TO SUCH AMENDMENT, MODIFICATION, RESTATEMENT, RENEWAL, INCREASE, SUPPLEMENT, REFUNDING, REPLACEMENT OR REFINANCING.


SECTION 4.09.     INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.


           THE COMPANY SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, DIRECTLY OR INDIRECTLY, CREATE, INCUR, ISSUE, ASSUME, GUARANTEE OR OTHERWISE BECOME DIRECTLY OR INDIRECTLY LIABLE, CONTINGENTLY OR OTHERWISE, WITH RESPECT TO (COLLECTIVELY, "INCUR") ANY INDEBTEDNESS (INCLUDING ACQUIRED DEBT), AND THE COMPANY SHALL NOT ISSUE ANY DISQUALIFIED STOCK AND SHALL NOT PERMIT ANY OF ITS RESTRICTED SUBSIDIARIES TO ISSUE ANY SHARES OF PREFERRED STOCK; PROVIDED, HOWEVER, THAT THE COMPANY MAY INCUR INDEBTEDNESS (INCLUDING ACQUIRED DEBT) OR ISSUE DISQUALIFIED STOCK, AND ANY SUBSIDIARY GUARANTOR MAY INCUR INDEBTEDNESS (INCLUDING ACQUIRED DEBT) OR ISSUE PREFERRED STOCK, IF THE FIXED CHARGE COVERAGE RATIO FOR THE COMPANY'S MOST RECENTLY ENDED FOUR FULL FISCAL QUARTERS FOR WHICH INTERNAL FINANCIAL STATEMENTS ARE AVAILABLE IMMEDIATELY PRECEDING THE DATE ON WHICH SUCH ADDITIONAL INDEBTEDNESS IS INCURRED OR SUCH DISQUALIFIED STOCK OR PREFERRED STOCK IS ISSUED WOULD HAVE BEEN AT LEAST 2.0 TO 1.0, DETERMINED ON A PRO FORMA BASIS (INCLUDING A PRO FORMA APPLICATION OF THE NET PROCEEDS THEREFROM) AS IF THE ADDITIONAL INDEBTEDNESS HAD BEEN INCURRED OR THE PREFERRED STOCK OR DISQUALIFIED STOCK HAD BEEN ISSUED, AS THE CASE MAY BE, AT THE BEGINNING OF SUCH FOUR-QUARTER PERIOD.


           THE FIRST PARAGRAPH OF THIS SECTION 4.09 SHALL NOT PROHIBIT THE INCURRENCE OF ANY OF THE FOLLOWING ITEMS OF INDEBTEDNESS (COLLECTIVELY, "PERMITTED DEBT"):


(I) THE INCURRENCE BY THE COMPANY OR ANY RESTRICTED SUBSIDIARY OF INDEBTEDNESS AND LETTERS OF CREDIT UNDER CREDIT FACILITIES IN AN AGGREGATE PRINCIPAL AMOUNT AT ANY ONE TIME OUTSTANDING (WITH LETTERS OF CREDIT BEING DEEMED TO HAVE A PRINCIPAL AMOUNT EQUAL TO THE FACE AMOUNT THEREOF) NOT TO EXCEED THE POSITIVE DIFFERENCE BETWEEN (A) THE GREATER OF (1) $330.0 MILLION AND (2) THE AMOUNT OF THE BORROWING BASE AND (B) THE SUM OF (1) ALL OUTSTANDING INDEBTEDNESS
         INCURRED IN QUALIFIED SECURITIZATION TRANSACTIONS, AND (2) THE AGGREGATE AMOUNT OF ALL NET PROCEEDS OF ASSET SALES APPLIED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES TO REPAY ANY INDEBTEDNESS UNDER THE CREDIT FACILITIES PURSUANT TO SECTION 4.10 HEREOF;

(II) THE INCURRENCE BY THE COMPANY AND ITS RESTRICTED SUBSIDIARIES OF THE EXISTING INDEBTEDNESS;

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(III)    THE INCURRENCE BY THE COMPANY AND THE SUBSIDIARY GUARANTORS OF
         INDEBTEDNESS REPRESENTED BY THE NOTES AND THE RELATED SUBSIDIARY GUARANTIES TO BE ISSUED ON THE DATE OF THE INDENTURE AND BY THE EXCHANGE NOTES AND THE RELATED SUBSIDIARY GUARANTIES TO BE ISSUED PURSUANT TO THE REGISTRATION RIGHTS AGREEMENT;

(IV) THE INCURRENCE BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES OF INDEBTEDNESS REPRESENTED BY CAPITAL LEASE OBLIGATIONS, MORTGAGE FINANCINGS OR PURCHASE MONEY OBLIGATIONS, IN EACH CASE, INCURRED FOR THE PURPOSE OF FINANCING ALL OR ANY PART OF THE PURCHASE PRICE OR COST OF CONSTRUCTION OR IMPROVEMENT OF PROPERTY, PLANT OR EQUIPMENT USED IN THE BUSINESS OF THE COMPANY OR SUCH RESTRICTED SUBSIDIARY, IN AN AGGREGATE PRINCIPAL AMOUNT, INCLUDING ALL PERMITTED REFINANCING INDEBTEDNESS INCURRED TO REFUND, REFINANCE OR REPLACE ANY INDEBTEDNESS INCURRED PURSUANT TO THIS CLAUSE (IV), NOT TO EXCEED 5.0% OF TOTAL ASSETS AT ANY TIME OUTSTANDING;

(V) THE INCURRENCE BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES OF PERMITTED REFINANCING INDEBTEDNESS IN EXCHANGE FOR, OR THE NET PROCEEDS OF WHICH ARE USED TO REFUND, REFINANCE OR REPLACE INDEBTEDNESS (OTHER THAN INTERCOMPANY INDEBTEDNESS) THAT WAS PERMITTED BY THE INDENTURE TO BE INCURRED UNDER THE FIRST PARAGRAPH OF THIS SECTION 4.09 OR CLAUSES
         (II), (III), (IV), (V), OR (X) OF THIS PARAGRAPH;

(VI) THE INCURRENCE BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES OF INTERCOMPANY INDEBTEDNESS BETWEEN OR AMONG THE COMPANY AND ANY OF ITS RESTRICTED SUBSIDIARIES; PROVIDED, HOWEVER, THAT:(A)IFTHE
         COMPANY OR ANY SUBSIDIARY GUARANTOR IS THE OBLIGOR ON SUCH INDEBTEDNESS, SUCH INDEBTEDNESS MUST BE EXPRESSLY SUBORDINATED TO
         THE PRIOR PAYMENT IN FULL IN CASH OF ALL OBLIGATIONS WITH RESPECT TO THE NOTES, IN THE CASE OF THE COMPANY, OR THE SUBSIDIARY GUARANTY, IN THE CASE OF A SUBSIDIARY GUARANTOR; AND (B) (1) ANY SUBSEQUENT ISSUANCE OR TRANSFER OF EQUITY INTERESTS THAT RESULTS IN ANY
         SUCH INDEBTEDNESS BEING HELD BY A PERSON OTHER THAN THE COMPANY OR A RESTRICTED SUBSIDIARY THEREOF AND (2) ANY SALE OR OTHER TRANSFER OF ANY SUCH INDEBTEDNESS TO A PERSON THAT IS NOT EITHER THE COMPANY OR A RESTRICTED SUBSIDIARY THEREOF; SHALL BE DEEMED, IN EACH CASE, TO CONSTITUTE AN INCURRENCE OF SUCH INDEBTEDNESS BY THE COMPANY OR SUCH SUBSIDIARY, AS THE CASE MAY BE, THAT WAS NOT PERMITTED BY THIS
         CLAUSE (VI);

(VII) THE INCURRENCE BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES OF HEDGING OBLIGATIONS THAT ARE INCURRED FOR THE PURPOSE OF FIXING OR HEDGING (A) INTEREST RATE RISK WITH RESPECT TO ANY FLOATING RATE INDEBTEDNESS THAT IS PERMITTED BY THE TERMS OF THIS INDENTURE TO BE OUTSTANDING OR (B) THE VALUE OF FOREIGN CURRENCIES OR THE COST OF COMMODITIES PURCHASED OR RECEIVED BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES;

(VIII) (A) THE GUARANTY BY THE COMPANY OR ANY OF THE SUBSIDIARY GUARANTORS OF INDEBTEDNESS OF THE COMPANY OR A SUBSIDIARY GUARANTOR THAT WAS PERMITTED TO BE INCURRED BY ANOTHER PROVISION OF THIS COVENANT;

         (B) THE GUARANTY BY ANY RESTRICTED SUBSIDIARY OF THE COMPANY THAT IS NOT A SUBSIDIARY GUARANTOR OF INDEBTEDNESS OF THE COMPANY OR ANOTHER RESTRICTED SUBSIDIARY OF THE COMPANY THAT WAS PERMITTED TO BE INCURRED BY ANOTHER PROVISION OF THIS COVENANT;

(IX) THE ACCRUAL OF INTEREST, THE ACCRETION OR AMORTIZATION OF ORIGINAL ISSUE DISCOUNT, THE PAYMENT OF INTEREST ON ANY INDEBTEDNESS IN THE FORM OF ADDITIONAL INDEBTEDNESS WITH THE

                                       55
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         SAME TERMS, AND THE PAYMENT OF DIVIDENDS ON DISQUALIFIED STOCK IN THE
         FORM OF ADDITIONAL SHARES OF THE SAME CLASS OF DISQUALIFIED STOCK; PROVIDED, IN EACH SUCH CASE, THAT THE AMOUNT THEREOF IS INCLUDED IN FIXED CHARGES OF THE COMPANY AS ACCRUED;

(X) THE INCURRENCE BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES OF ADDITIONAL INDEBTEDNESS OR DISQUALIFIED STOCK IN AN AGGREGATE PRINCIPAL AMOUNT (OR ACCRETED VALUE, AS APPLICABLE) AT ANY TIME OUTSTANDING, INCLUDING ALL PERMITTED REFINANCING INDEBTEDNESS INCURRED TO REFUND, REFINANCE OR REPLACE ANY INDEBTEDNESS INCURRED PURSUANT TO THIS CLAUSE
         (X), NOT TO EXCEED $25.0 MILLION;

(XI) THE INCURRENCE BY THE COMPANY'S UNRESTRICTED SUBSIDIARIES OF NON-RECOURSE DEBT OR THE ISSUANCE OF PREFERRED STOCK, PROVIDED, HOWEVER, THAT IF ANY SUCH INDEBTEDNESS CEASES TO BE NON-RECOURSE DEBT OF AN UNRESTRICTED SUBSIDIARY, SUCH EVENT SHALL BE DEEMED TO CONSTITUTE AN INCURRENCE OF INDEBTEDNESS BY A RESTRICTED SUBSIDIARY THAT WAS NOT PERMITTED BY THIS CLAUSE (XI);

(XII) THE INCURRENCE OF INDEBTEDNESS OWING TO ANY INSURANCE COMPANY IN CONNECTION WITH THE FINANCING OF INSURANCE PREMIUMS PERMITTED BY SUCH INSURANCE COMPANY IN THE ORDINARY COURSE OF BUSINESS;

(XIII) THE INCURRENCE OF INDEBTEDNESS (INCLUDING LETTERS OF CREDIT) IN RESPECT OF WORKERS' COMPENSATION CLAIMS, SELF-INSURANCE OBLIGATIONS, PERFORMANCE, SURETY, BID OR SIMILAR BONDS AND COMPLETION GUARANTEES PROVIDED BY THE COMPANY OR ONE OF ITS RESTRICTED SUBSIDIARIES IN THE ORDINARY COURSE OF BUSINESS AND CONSISTENT WITH PAST PRACTICES;

(XIV)    INDEBTEDNESS ARISING FROM AGREEMENTS OF THE COMPANY OR A
         RESTRICTED SUBSIDIARY PROVIDING FOR INDEMNIFICATION, ADJUSTMENT OF PURCHASE PRICE, EARN OUT OR OTHER SIMILAR OBLIGATIONS, IN EACH CASE, INCURRED OR ASSUMED IN CONNECTION WITH THE DISPOSITION OF ANY BUSINESS, ASSETS OR A RESTRICTED SUBSIDIARY, OTHER THAN GUARANTEES
         OF INDEBTEDNESS INCURRED BY ANY PERSON ACQUIRING ALL OR ANY PORTION OF SUCH BUSINESS, ASSETS OR RESTRICTED SUBSIDIARY FOR THE PURPOSE OF FINANCING SUCH ACQUISITION; PROVIDED THAT THE MAXIMUM ASSUMABLE LIABILITY IN RESPECT OF ALL SUCH INDEBTEDNESS SHALL AT NO TIME EXCEED THE GROSS PROCEEDS ACTUALLY RECEIVED BY THE COMPANY AND ITS RESTRICTED SUBSIDIARIES IN CONNECTION WITH SUCH DISPOSITION;

(XV) THE INCURRENCE BY A SECURITIZATION ENTITY OF INDEBTEDNESS IN A QUALIFIED SECURITIZATION TRANSACTION THAT IS NON-RECOURSE DEBT (EXCEPT FOR STANDARD SECURITIZATION UNDERTAKINGS) WITH RESPECT TO THE COMPANY AND ITS OTHER RESTRICTED SUBSIDIARIES;

(XVI) INDEBTEDNESS OF THE COMPANY EVIDENCED BY PROMISSORY NOTES SUBORDINATED TO THE NOTES AND THE EXCHANGE NOTES ISSUED TO CURRENT OR FORMER EMPLOYEES, DIRECTORS, OFFICERS OR CONSULTANTS OF THE COMPANY AND ITS SUBSIDIARIES IN LIEU OF CASH PAYMENT FOR ANY EQUITY INTEREST OF THE COMPANY BEING REPURCHASED FROM SUCH PERSONS; PROVIDED, THAT THE AGGREGATE AMOUNT OF SUCH INDEBTEDNESS INCURRED DOES NOT EXCEED $2.5 MILLION IN ANY CALENDAR YEAR (PROVIDED THAT IN ANY CALENDAR YEAR SUCH AMOUNT SHALL BE INCREASED BY THE AMOUNT AVAILABLE FOR INCURRENCE, BUT NOT INCURRED, UNDER THIS CLAUSE (XVI) IN ANY PRECEDING YEAR) AND $10.0 MILLION SINCE THE DATE OF THE INDENTURE;

(XVII) GUARANTIES OF INDEBTEDNESS OF ANY OTHER PERSON INCURRED BY THE COMPANY OR A RESTRICTED

         SUBSIDIARY IN THE ORDINARY COURSE OF BUSINESS IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED $5.0 MILLION AT ANY ONE TIME OUTSTANDING;

(XVIII) INDEBTEDNESS CONSISTING OF TAKE-OR-PAY OBLIGATIONS CONTAINED IN SUPPLY AGREEMENTS ENTERED INTO BY THE COMPANY OR ITS SUBSIDIARIES IN THE ORDINARY COURSE; AND

(XIX) THE INCURRENCE BY ANY FOREIGN SUBSIDIARY OF INDEBTEDNESS THAT IS NOT PROHIBITED BY SECTION 4.17 HEREOF.

         FOR PURPOSES OF DETERMINING COMPLIANCE WITH THIS SECTION 4.09 IN THE EVENT THAT AN ITEM OF PROPOSED INDEBTEDNESS MEETS THE CRITERIA OF MORE THAN ONE OF THE CATEGORIES OF PERMITTED DEBT DESCRIBED IN CLAUSES (I) THROUGH (XIX) ABOVE, OR IS ENTITLED TO BE INCURRED PURSUANT TO THE FIRST PARAGRAPH OF THIS COVENANT, THE COMPANY SHALL BE PERMITTED TO CLASSIFY SUCH ITEM OF INDEBTEDNESS ON THE DATE OF ITS INCURRENCE, OR LATER RECLASSIFY ALL OR A PORTION OF SUCH ITEM OF INDEBTEDNESS, IN ANY MANNER THAT COMPLIES WITH THIS COVENANT. INDEBTEDNESS UNDER CREDIT FACILITIES OUTSTANDING ON THE DATE ON WHICH NOTES ARE FIRST ISSUED AND AUTHENTICATED UNDER THE INDENTURE SHALL BE DEEMED TO HAVE BEEN INCURRED ON SUCH DATE IN RELIANCE ON THE EXCEPTION PROVIDED BY CLAUSE (1) OF THE DEFINITION OF PERMITTED DEBT.

SECTION 4.10.     ASSET SALES.


           THE COMPANY SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS RESTRICTED SUBSIDIARIES TO, CONSUMMATE AN ASSET SALE UNLESS: (I) THE COMPANY OR THE RESTRICTED SUBSIDIARY, AS THE CASE MAY BE, RECEIVES CONSIDERATION AT THE TIME OF SUCH ASSET SALE AT LEAST EQUAL TO THE FAIR MARKET VALUE OF THE ASSETS OR EQUITY INTERESTS ISSUED OR SOLD OR OTHERWISE DISPOSED OF (AS DETERMINED IN GOOD FAITH BY THE COMPANY); (II) SUCH FAIR MARKET VALUE IS DETERMINED BY THE COMPANY'S BOARD OF DIRECTORS AND EVIDENCED BY A RESOLUTION OF THE BOARD OF DIRECTORS SET FORTH IN AN OFFICERS' CERTIFICATE DELIVERED TO THE TRUSTEE; AND (III) AT LEAST 75% OF THE CONSIDERATION THEREFOR RECEIVED BY THE COMPANY OR SUCH RESTRICTED SUBSIDIARY IS IN THE FORM OF CASH OR CASH EQUIVALENTS. FOR PURPOSES OF THIS PROVISION, EACH OF THE FOLLOWING SHALL BE DEEMED TO BE CASH: (A) ANY LIABILITIES (AS SHOWN ON THE COMPANY'S OR SUCH RESTRICTED SUBSIDIARY'S MOST RECENT BALANCE SHEET) OF THE COMPANY OR ANY RESTRICTED SUBSIDIARY (OTHER THAN CONTINGENT LIABILITIES AND LIABILITIES THAT ARE BY THEIR TERMS SUBORDINATED TO THE NOTES OR ANY SUBSIDIARY GUARANTY) THAT ARE ASSUMED BY THE TRANSFEREE OF ANY SUCH ASSETS PURSUANT TO A CUSTOMARY NOVATION AGREEMENT THAT RELEASES THE COMPANY OR SUCH RESTRICTED SUBSIDIARY FROM FURTHER LIABILITY; (B) ANY SECURITIES, NOTES OR OTHER OBLIGATIONS RECEIVED BY THE COMPANY OR ANY SUCH RESTRICTED SUBSIDIARY FROM SUCH TRANSFEREE THAT ARE CONVERTED BY THE COMPANY OR SUCH RESTRICTED SUBSIDIARY INTO CASH WITHIN 180 DAYS AFTER THE CONSUMMATION OF SUCH ASSET SALE (TO THE EXTENT OF THE CASH RECEIVED IN THAT CONVERSION); AND (C) ANY DESIGNATED NONCASH CONSIDERATION RECEIVED BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES IN SUCH ASSET SALE; PROVIDED THAT THE AGGREGATE FAIR MARKET VALUE (AS DETERMINED ABOVE) OF SUCH DESIGNATED NONCASH CONSIDERATION, TAKEN TOGETHER WITH THE FAIR MARKET VALUE AT THE TIME OF RECEIPT OF ALL OTHER DESIGNATED NONCASH CONSIDERATION RECEIVED PURSUANT TO THIS CLAUSE (C) LESS THE AMOUNT OF NET PROCEEDS PREVIOUSLY REALIZED IN CASH FROM SUCH EARLIER RECEIVED DESIGNATED NONCASH CONSIDERATION IS LESS THAN THE GREATER OF 5.0% OF TOTAL ASSETS OR $25.0 MILLION AT THE TIME OF THE RECEIPT OF SUCH DESIGNATED NONCASH CONSIDERATION (WITH THE FAIR MARKET VALUE OF EACH ITEM OF DESIGNATED NONCASH CONSIDERATION BEING MEASURED AT THE TIME RECEIVED AND WITHOUT GIVING EFFECT TO SUBSEQUENT CHANGES IN VALUE).


           WITHIN 365 DAYS AFTER THE RECEIPT OF ANY NET PROCEEDS FROM AN ASSET SALE, THE

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


COMPANY SHALL APPLY SUCH NET PROCEEDS AT ITS OPTION: (I) TO REPAY SENIOR DEBT AND, IF THE SENIOR DEBT REPAID IS REVOLVING CREDIT INDEBTEDNESS, TO CORRESPONDINGLY REDUCE COMMITMENTS WITH RESPECT THERETO; (II) TO ACQUIRE ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF, OR A MAJORITY OF THE VOTING STOCK OF, ANOTHER PERMITTED BUSINESS; (III) TO MAKE CAPITAL EXPENDITURES; AND/OR (IV) TO ACQUIRE OTHER LONG-TERM ASSETS THAT ARE USED OR USEFUL IN A PERMITTED BUSINESS. PENDING THE FINAL APPLICATION OF ANY SUCH NET PROCEEDS, THE COMPANY MAY TEMPORARILY REDUCE REVOLVING CREDIT BORROWINGS OR OTHERWISE INVEST SUCH NET PROCEEDS IN ANY MANNER THAT IS NOT PROHIBITED BY THE INDENTURE. ANY NET PROCEEDS FROM ASSET SALES THAT ARE NOT APPLIED OR INVESTED AS PROVIDED IN THE PRECEDING PARAGRAPH SHALL CONSTITUTE "EXCESS PROCEEDS." WHEN THE AGGREGATE AMOUNT OF EXCESS PROCEEDS EXCEEDS $10.0 MILLION, THE COMPANY SHALL MAKE AN ASSET SALE OFFER TO ALL HOLDERS OF NOTES AND ALL HOLDERS OF OTHER INDEBTEDNESS THAT IS PARI PASSU WITH THE NOTES CONTAINING PROVISIONS SIMILAR TO THOSE SET FORTH IN THE INDENTURE WITH RESPECT TO OFFERS TO PURCHASE OR REDEEM WITH THE PROCEEDS OF SALES OF ASSETS TO PURCHASE THE MAXIMUM PRINCIPAL AMOUNT OF NOTES AND SUCH OTHER PARI PASSU INDEBTEDNESS THAT MAY BE PURCHASED OUT OF THE EXCESS PROCEEDS. THE OFFER PRICE IN ANY ASSET SALE OFFER SHALL BE EQUAL TO 100% OF PRINCIPAL AMOUNT PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES, IF ANY, TO THE DATE OF PURCHASE, AND SHALL BE PAYABLE IN CASH. IF ANY EXCESS PROCEEDS REMAIN AFTER CONSUMMATION OF AN ASSET SALE OFFER, THE COMPANY MAY USE SUCH EXCESS PROCEEDS FOR ANY PURPOSE NOT OTHERWISE PROHIBITED BY THE INDENTURE. IF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES AND SUCH OTHER PARI PASSU INDEBTEDNESS TENDERED INTO SUCH ASSET SALE OFFER EXCEEDS THE AMOUNT OF EXCESS PROCEEDS, THE TRUSTEE SHALL SELECT THE NOTES AND SUCH OTHER PARI PASSU INDEBTEDNESS TO BE PURCHASED ON A PRO RATA BASIS BASED ON THE PRINCIPAL AMOUNT OF NOTES AND SUCH OTHER PARI PASSU INDEBTEDNESS TENDERED. UPON COMPLETION OF EACH ASSET SALE OFFER, THE AMOUNT OF EXCESS PROCEEDS SHALL BE RESET AT ZERO.


           THE COMPANY SHALL COMPLY WITH THE REQUIREMENTS OF RULE 14E-1 UNDER THE EXCHANGE ACT AND ANY OTHER SECURITIES LAWS AND REGULATIONS THEREUNDER TO THE EXTENT SUCH LAWS AND REGULATIONS ARE APPLICABLE IN CONNECTION WITH EACH REPURCHASE OF NOTES PURSUANT TO AN ASSET SALE OFFER. TO THE EXTENT THAT THE PROVISIONS OF ANY SECURITIES LAWS OR REGULATIONS CONFLICT WITH THIS SECTION 4.10, THE COMPANY SHALL COMPLY WITH THE APPLICABLE SECURITIES LAWS AND REGULATIONS AND SHALL NOT BE DEEMED TO HAVE BREACHED ITS OBLIGATIONS UNDER THIS
SECTION 4.10 BY VIRTUE OF SUCH CONFLICT.


SECTION 4.11.     TRANSACTIONS WITH AFFILIATES.


           THE COMPANY SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS RESTRICTED SUBSIDIARIES TO, MAKE ANY PAYMENT TO, OR SELL, LEASE, TRANSFER OR OTHERWISE DISPOSE OF ANY OF ITS PROPERTIES OR ASSETS TO, OR PURCHASE ANY PROPERTY OR ASSETS FROM, OR ENTER INTO OR MAKE OR AMEND ANY TRANSACTION, CONTRACT, AGREEMENT, UNDERSTANDING, LOAN, ADVANCE OR GUARANTEE WITH, OR FOR THE BENEFIT OF, ANY AFFILIATE (EACH, AN "AFFILIATE TRANSACTION"), UNLESS (A) SUCH AFFILIATE TRANSACTION IS ON TERMS THAT ARE NO LESS FAVORABLE TO THE COMPANY OR THE RELEVANT RESTRICTED SUBSIDIARY THAN THOSE THAT WOULD HAVE BEEN OBTAINED IN A COMPARABLE TRANSACTION BY THE COMPANY OR SUCH RESTRICTED SUBSIDIARY WITH AN UNRELATED PERSON AND (B) THE COMPANY DELIVERS TO THE TRUSTEE (I) WITH RESPECT TO ANY AFFILIATE TRANSACTION OR SERIES OF RELATED AFFILIATE TRANSACTIONS INVOLVING AGGREGATE CONSIDERATION IN EXCESS OF $2.5 MILLION, A RESOLUTION OF THE BOARD OF DIRECTORS SET FORTH IN AN OFFICERS' CERTIFICATE CERTIFYING THAT SUCH AFFILIATE TRANSACTION COMPLIES WITH THIS COVENANT AND THAT SUCH AFFILIATE TRANSACTION HAS BEEN APPROVED BY A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS AND (II) WITH RESPECT TO ANY AFFILIATE TRANSACTION OR SERIES OF RELATED AFFILIATE TRANSACTIONS INVOLVING AGGREGATE CONSIDERATION IN EXCESS OF $7.5 MILLION, AN OPINION ISSUED BY AN ACCOUNTING, APPRAISAL OR INVESTMENT BANKING FIRM OF NATIONAL STANDING

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


THAT SUCH AFFILIATE TRANSACTION COMPLIES WITH THIS SECTION 4.11.


           THE FOLLOWING ITEMS SHALL NOT BE DEEMED TO BE AFFILIATE TRANSACTIONS AND, THEREFORE, SHALL NOT BE SUBJECT TO THE PROVISIONS OF THE PRIOR PARAGRAPH:
(I) ANY EMPLOYMENT AGREEMENT ENTERED INTO BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES IN THE ORDINARY COURSE OF BUSINESS AND CONSISTENT WITH THE PAST PRACTICE OF THE COMPANY OR SUCH RESTRICTED SUBSIDIARY; (II) TRANSACTIONS BETWEEN OR AMONG THE COMPANY AND/OR ITS RESTRICTED SUBSIDIARIES;
(III) TRANSACTIONS WITH A PERSON THAT IS AN AFFILIATE OF THE COMPANY SOLELY BECAUSE THE COMPANY OWNS AN EQUITY INTEREST IN SUCH PERSON; (IV) PAYMENT OF REASONABLE DIRECTORS FEES TO PERSONS WHO ARE NOT OTHERWISE AFFILIATES OF THE COMPANY; (V) SALES OF EQUITY INTERESTS (OTHER THAN DISQUALIFIED STOCK) TO AFFILIATES OF THE COMPANY; (VI) RESTRICTED PAYMENTS THAT ARE PERMITTED BY
SECTION 4.07 HEREOF (VII) PROVIDING INDEMNITY TO CURRENT OR FORMER OFFICERS, DIRECTORS, EMPLOYEES OR CONSULTANTS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES AS DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS OF THE COMPANY; (VIII) THE PAYMENT OF CUSTOMARY MANAGEMENT, CONSULTING AND ADVISORY FEES AND RELATED EXPENSES TO HIDDEN CREEK OR ITS AFFILIATES CONSISTENT WITH HIDDEN CREEK'S PAST PRACTICES, INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ACQUISITIONS, DIVESTITURES OR FINANCINGS BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES;
(IX) PERFORMANCE OF OBLIGATIONS OF THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES UNDER THE TERMS OF ANY AGREEMENT TO WHICH THE COMPANY OR SUCH RESTRICTED SUBSIDIARY IS A PARTY AS OF THE DATE OF THE INDENTURE AND WHICH IS DESCRIBED UNDER THE CAPTION "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" IN THE OFFERING MEMORANDUM DATED MAY 25, 1999, WITH REGARD TO THE COMPANY'S 11 1/2% SENIOR SUBORDINATED NOTES DUE 2009, AND ANY SIMILAR AGREEMENTS ENTERED INTO AFTER THE DATE OF THE INDENTURE AS SUCH AGREEMENTS MAY BE AMENDED OR MODIFIED FROM TIME TO TIME; PROVIDED, HOWEVER, THAT THE EXISTENCE OF, OR THE PERFORMANCE BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES OF OBLIGATIONS UNDER, ANY FUTURE AMENDMENT TO ANY SUCH EXISTING AGREEMENT OR UNDER ANY SIMILAR AGREEMENT ENTERED INTO AFTER THE DATE OF THE INDENTURE SHALL BE PERMITTED BY THIS CLAUSE TO THE EXTENT THAT THE TERMS OF ANY SUCH AMENDMENT OR SIMILAR AGREEMENT ARE NOT MORE DISADVANTAGEOUS TO THE HOLDERS IN ANY MATERIAL RESPECT THAN THE TERMS OF THE AGREEMENTS IN PLACE ON THE DATE OF THE INDENTURE; (X) THE GRANT OF STOCK OPTIONS, RESTRICTED STOCK OR SIMILAR RIGHTS TO THE COMPANY'S EMPLOYEES, AND DIRECTORS AND CONSULTANTS PURSUANT TO PLANS APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY; (XI) TRANSACTIONS EFFECTED AS PART OF A QUALIFIED SECURITIZATION TRANSACTION; (XII) LOANS OR ADVANCES TO EMPLOYEES OR CONSULTANTS IN THE ORDINARY COURSE OF BUSINESS AND CONSISTENT WITH PAST PRACTICES, WHICH ARE APPROVED BY A MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY IN GOOD FAITH; AND (XIII) TRANSACTIONS WITH CUSTOMERS, JOINT VENTURE PARTNERS, CLIENTS, SUPPLIERS, OR PURCHASERS OR SELLERS OF GOODS OR SERVICES, IN EACH CASE IN THE ORDINARY COURSE OF BUSINESS AND OTHERWISE IN COMPLIANCE WITH THE TERMS OF THE INDENTURE WHICH ARE FAIR TO THE COMPANY OR ITS RESTRICTED SUBSIDIARIES, IN THE REASONABLE DETERMINATION OF THE BOARD OF DIRECTORS OF THE COMPANY.


SECTION 4.12.     LIENS.


           THE COMPANY SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS RESTRICTED SUBSIDIARIES TO, DIRECTLY OR INDIRECTLY, CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY LIEN OF ANY KIND ON ANY ASSET NOW OWNED OR HEREAFTER ACQUIRED, EXCEPT PERMITTED LIENS.


SECTION 4.13.     BUSINESS ACTIVITIES.


           THE COMPANY AND ITS RESTRICTED SUBSIDIARIES SHALL BE AT ALL TIMES ENGAGED PRIMARILY IN PERMITTED BUSINESSES.

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SECTION 4.14.     CORPORATE EXISTENCE.


           SUBJECT TO ARTICLE 5 HEREOF, THE COMPANY SHALL DO OR CAUSE TO BE DONE ALL THINGS NECESSARY TO PRESERVE AND KEEP IN FULL FORCE AND EFFECT (I) ITS CORPORATE EXISTENCE, AND THE CORPORATE, PARTNERSHIP OR OTHER EXISTENCE OF EACH OF ITS SUBSIDIARIES, IN ACCORDANCE WITH THE RESPECTIVE ORGAN IZATIONAL DOCUMENTS (AS THE SAME MAY BE AMENDED FROM TIME TO TIME) OF THE COMPANY OR ANY SUCH SUBSIDIARY AND (II) THE RIGHTS (CHARTER AND STATUTORY), LICENSES AND FRANCHISES OF THE COMPANY AND ITS SUBSIDIARIES; PROVIDED, HOWEVER, THAT THE COMPANY SHALL NOT BE REQUIRED TO PRESERVE ANY SUCH RIGHT, LICENSE OR FRANCHISE, OR THE CORPORATE, PARTNERSHIP OR OTHER EXISTENCE OF ANY OF ITS SUBSIDIARIES, IF THE BOARD OF DIRECTORS SHALL DETERMINE THAT THE PRESERVATION THEREOF IS NO LONGER DESIRABLE IN THE CONDUCT OF THE BUSINESS OF THE COMPANY AND ITS SUBSIDIARIES, TAKEN AS A WHOLE, AND THAT THE LOSS THEREOF IS NOT ADVERSE IN ANY MATERIAL RESPECT TO THE HOLDERS OF THE NOTES.


SECTION 4.15.     OFFER TO REPURCHASE UPON CHANGE OF CONTROL.


           (A) UPON THE OCCURRENCE OF A CHANGE OF CONTROL, IF THE COMPANY HAS NOT PREVIOUSLY ISSUED AN IRREVOCABLE NOTICE OF REDEMPTION OF ALL OF THE NOTES ON THE TERMS SET FORTH IN SECTION 3.07(A) HEREOF, THE COMPANY SHALL MAKE AN OFFER (A "CHANGE OF CONTROL OFFER") TO EACH HOLDER TO REPURCHASE ALL OR ANY PART (EQUAL TO $1,000 OR AN INTEGRAL MULTIPLE THEREOF) OF EACH HOLDER'S NOTES AT A PURCHASE PRICE EQUAL TO 101% OF THE AGGREGATE PRINCIPAL AMOUNT THEREOF PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES THEREON, IF ANY, TO THE DATE OF PURCHASE (THE "CHANGE OF CONTROL PAYMENT"). WITHIN 30 DAYS FOLLOWING ANY CHANGE OF CONTROL, THE COMPANY SHALL MAIL A NOTICE TO EACH HOLDER STATING: (I) THAT THE CHANGE OF CONTROL OFFER IS BEING MADE PURSUANT TO THIS SECTION 4.15 AND THAT ALL NOTES TENDERED SHALL BE ACCEPTED FOR PAYMENT; (II) THE PURCHASE PRICE AND THE PURCHASE DATE, WHICH SHALL BE NO EARLIER THAN 30 DAYS AND NO LATER THAN 60 DAYS FROM THE DATE SUCH NOTICE IS MAILED (THE "CHANGE OF CONTROL PAYMENT DATE"); (III) THAT ANY NOTE NOT TENDERED SHALL CONTINUE TO ACCRUE INTEREST; (IV) THAT, UNLESS THE COMPANY DEFAULTS IN THE PAYMENT OF THE CHANGE OF CONTROL PAYMENT, ALL NOTES ACCEPTED FOR PAYMENT PURSUANT TO THE CHANGE OF CONTROL OFFER SHALL CEASE TO ACCRUE INTEREST AFTER THE CHANGE OF CONTROL PAYMENT DATE; (V) THAT HOLDERS ELECTING TO HAVE ANY NOTES PURCHASED PURSUANT TO A CHANGE OF CONTROL OFFER SHALL BE REQUIRED TO SURRENDER THE NOTES, WITH THE FORM ENTITLED "OPTION OF HOLDER TO ELECT PURCHASE" ON THE REVERSE OF THE NOTES COMPLETED, TO THE PAYING AGENT AT THE ADDRESS SPECIFIED IN THE NOTICE PRIOR TO THE CLOSE OF BUSINESS ON THE THIRD BUSINESS DAY PRECEDING THE CHANGE OF CONTROL PAYMENT DATE;
(VI) THAT HOLDERS SHALL BE ENTITLED TO WITHDRAW THEIR ELECTION IF THE PAYING AGENT RECEIVES, NOT LATER THAN THE CLOSE OF BUSINESS ON THE SECOND BUSINESS DAY PRECEDING THE CHANGE OF CONTROL PAYMENT DATE, A TELEGRAM, TELEX, FACSIMILE TRANSMISSION OR LETTER SETTING FORTH THE NAME OF THE HOLDER, THE PRINCIPAL AMOUNT OF NOTES DELIVERED FOR PURCHASE, AND A STATEMENT THAT SUCH HOLDER IS WITHDRAWING HIS ELECTION TO HAVE THE NOTES PURCHASED; AND (VII) THAT HOLDERS WHOSE NOTES ARE BEING PURCHASED ONLY IN PART SHALL BE ISSUED NEW NOTES EQUAL IN PRINCIPAL AMOUNT TO THE UNPURCHASED PORTION OF THE NOTES SURRENDERED, WHICH UNPURCHASED PORTION MUST BE EQUAL TO $1,000 IN PRINCIPAL AMOUNT OR AN INTEGRAL MULTIPLE THEREOF. THE COMPANY SHALL COMPLY WITH THE REQUIREMENTS OF RULE 14E-1 UNDER THE EXCHANGE ACT AND ANY OTHER SECURITIES LAWS AND REGULATIONS THEREUNDER TO THE EXTENT SUCH LAWS AND REGULATIONS ARE APPLICABLE IN CONNECTION WITH THE REPURCHASE OF THE NOTES AS A RESULT OF A CHANGE OF CONTROL.


           (B) ON THE CHANGE OF CONTROL PAYMENT DATE, THE COMPANY SHALL, TO THE EXTENT LAWFUL, (I) ACCEPT FOR PAYMENT ALL NOTES OR PORTIONS THEREOF PROPERLY TENDERED PURSUANT TO THE CHANGE OF CONTROL OFFER, (II) DEPOSIT WITH THE PAYING AGENT AN AMOUNT EQUAL TO THE CHANGE OF CONTROL PAYMENT IN RESPECT OF ALL NOTES OR PORTIONS THEREOF SO TENDERED AND (III) DELIVER OR CAUSE TO BE

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DELIVERED TO THE TRUSTEE THE NOTES SO ACCEPTED TOGETHER WITH AN OFFICERS'
CERTIFICATE STATING THE AGGREGATE PRINCIPAL AMOUNT OF NOTES BEING PURCHASED BY THE COMPANY. THE PAYING AGENT SHALL PROMPTLY MAIL TO EACH HOLDER OF NOTES SO TENDERED PAYMENT IN AN AMOUNT EQUAL TO THE PURCHASE PRICE FOR THE NOTES, AND THE TRUSTEE SHALL PROMPTLY AUTHENTICATE AND MAIL (OR CAUSE TO BE TRANSFERRED BY BOOK ENTRY) TO EACH HOLDER A NEW NOTE EQUAL IN PRINCIPAL AMOUNT TO ANY UNPURCHASED PORTION OF THE NOTES SURRENDERED BY SUCH HOLDER, IF ANY; PROVIDED, THAT EACH SUCH NEW NOTE SHALL BE IN A PRINCIPAL AMOUNT OF $1,000 OR AN INTEGRAL MULTIPLE THEREOF.


           (C) PRIOR TO COMPLYING WITH ANY OF THE PROVISIONS OF THIS SECTION 4.15, BUT IN ANY EVENT WITHIN 90 DAYS FOLLOWING A CHANGE OF CONTROL, THE COMPANY SHALL EITHER REPAY ALL OUTSTANDING SENIOR DEBT OR OBTAIN THE REQUISITE CONSENTS, IF ANY, UNDER ALL AGREEMENTS GOVERNING OUTSTANDING SENIOR DEBT TO PERMIT THE REPURCHASE OF NOTES REQUIRED BY THIS COVENANT. IF THE COMPANY DOES NOT OBTAIN SUCH CONSENTS OR REPAY SUCH BORROWINGS, IT SHALL BE PROHIBITED FROM REPURCHASING THE NOTES. THE COMPANY SHALL PUBLICLY ANNOUNCE THE RESULTS OF THE CHANGE OF CONTROL OFFER ON OR AS SOON AS PRACTICABLE AFTER THE CHANGE OF CONTROL PAYMENT DATE.


           (D) THE PROVISIONS DESCRIBED ABOVE THAT REQUIRE THE COMPANY TO MAKE A CHANGE OF CONTROL OFFER FOLLOWING A CHANGE OF CONTROL SHALL BE APPLICABLE REGARDLESS OF WHETHER ANY OTHER PROVISIONS OF THIS INDENTURE ARE APPLICABLE. EXCEPT AS DESCRIBED ABOVE WITH RESPECT TO A CHANGE OF CONTROL, THIS INDENTURE DOES NOT CONTAIN PROVISIONS THAT PERMIT THE HOLDERS OF THE NOTES TO REQUIRE THAT THE COMPANY REPURCHASE OR REDEEM THE NOTES IN THE EVENT OF A TAKEOVER, RECAPITALIZATION OR SIMILAR TRANSACTION.


           (E) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 4.15, THE COMPANY SHALL NOT BE REQUIRED TO MAKE A CHANGE OF CONTROL OFFER UPON A CHANGE OF CONTROL IF A THIRD PARTY MAKES THE CHANGE OF CONTROL OFFER IN THE MANNER, AT THE TIMES AND OTHERWISE IN COMPLIANCE WITH THE REQUIREMENTS SET FORTH IN THIS SECTION 4.15 AND SECTION 3.09 HEREOF AND ALL OTHER PROVISIONS APPLICABLE TO A CHANGE OF CONTROL OFFER MADE BY THE COMPANY AND PURCHASES ALL NOTES VALIDLY TENDERED AND NOT WITHDRAWN UNDER SUCH CHANGE OF CONTROL OFFER.


SECTION 4.16.     DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES.


           THE BOARD OF DIRECTORS MAY DESIGNATE ANY RESTRICTED SUBSIDIARY TO BE AN UNRESTRICTED SUBSIDIARY IF THAT DESIGNATION WOULD NOT CAUSE A DEFAULT. IF A RESTRICTED SUBSIDIARY IS DESIGNATED AS AN UNRESTRICTED SUBSIDIARY, THE AGGREGATE FAIR MARKET VALUE OF ALL OUTSTANDING INVESTMENTS OWNED BY THE COMPANY AND ITS RESTRICTED SUBSIDIARIES IN THE SUBSIDIARY SO DESIGNATED SHALL BE DEEMED TO BE AN INVESTMENT MADE AS OF THE TIME OF SUCH DESIGNATION AND SHALL EITHER REDUCE THE AMOUNT AVAILABLE FOR RESTRICTED PAYMENTS UNDER THE FIRST PARAGRAPH OF SECTION
4.07 HEREOF OR REDUCE THE AMOUNT AVAILABLE FOR FUTURE INVESTMENTS UNDER ONE OR MORE CLAUSES OF THE DEFINITION OF PERMITTED INVESTMENTS, AS THE COMPANY SHALL DETERMINE. THAT DESIGNATION SHALL ONLY BE PERMITTED IF SUCH INVESTMENT WOULD BE PERMITTED AT THAT TIME AND IF SUCH RESTRICTED SUBSIDIARY OTHERWISE MEETS THE DEFINITION OF AN UNRESTRICTED SUBSIDIARY. THE BOARD OF DIRECTORS MAY REDESIGNATE ANY UNRESTRICTED SUBSIDIARY TO BE A RESTRICTED SUBSIDIARY IF THE REDESIGNATION WOULD NOT CAUSE A DEFAULT.


SECTION 4.17.     LIMITATION ON FOREIGN INDEBTEDNESS.


           THE COMPANY SHALL NOT PERMIT ANY RESTRICTED SUBSIDIARY OF THE COMPANY THAT IS NOT A SUBSIDIARY GUARANTOR TO, DIRECTLY OR INDIRECTLY, INCUR ANY INDEBTEDNESS (INCLUDING ACQUIRED INDEBTEDNESS) OTHER THAN INDEBTEDNESS INCURRED PURSUANT TO CLAUSE (I) OR (II) OF SECTION 4.09 UNLESS, (I) AFTER GIVING EFFECT TO THE INCURRENCE OF SUCH INDEBTEDNESS AND THE RECEIPT

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OF THE APPLICATION OF THE PROCEEDS THEREOF; (A) IF, AS A RESULT OF THE
INCURRENCE OF SUCH INDEBTEDNESS, SUCH RESTRICTED SUBSIDIARY SHALL BECOME SUBJECT TO ANY RESTRICTION OR LIMITATION ON THE PAYMENT OF DIVIDENDS OR THE MAKING OF OTHER DISTRIBUTIONS, (1) THE FIXED CHARGE COVERAGE RATIO OF RESTRICTED SUBSIDIARIES THAT ARE NOT SUBSIDIARY GUARANTORS (DETERMINED ON A PRO FORMA BASIS FOR THE LAST FOUR FISCAL QUARTERS FOR WHICH FINANCIAL STATEMENTS ARE AVAILABLE AT THE DATE OF DETERMINATION) IS GREATER THAN 2.5 TO 1; AND (2) THE COMPANY'S FIXED CHARGE COVERAGE RATIO (DETERMINED ON A PRO FORMA BASIS FOR THE LAST FOUR FISCAL QUARTERS OF THE COMPANY FOR WHICH FINANCIAL STATEMENTS ARE AVAILABLE AT THE DATE OF DETERMINATION) IS GREATER THAN 2.0 TO 1; AND (B) IN ANY OTHER CASE, THE COMPANY'S FIXED CHARGE COVERAGE RATIO (DETERMINED ON A PRO FORMA BASIS FOR THE LAST FOUR FISCAL QUARTERS OF THE COMPANY FOR WHICH FINANCIAL STATEMENTS ARE AVAILABLE AT THE DATE OF DETERMINATION) IS GREATER THAN 2.0 TO 1; AND (II) NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING AT THE TIME OR AS A CONSEQUENCE OF THE INCURRENCE OF SUCH INDEBTEDNESS.


         THIS COVENANT SHALL NOT PROHIBIT THE INCURRENCE OF INDEBTEDNESS BY A RESTRICTED SUBSIDIARY THAT IS NOT A SUBSIDIARY GUARANTOR IN AN AMOUNT AT ANY ONE TIME OUTSTANDING THAT DOES NOT EXCEED $5.0 MILLION; PROVIDED, THAT NONE OF THE COMPANY OR ANY SUBSIDIARY GUARANTOR SHALL BE OBLIGATED, DIRECTLY OR INDIRECTLY, TO PAY PRINCIPAL, PREMIUM, INTEREST OR OTHER AMOUNTS THEREON OR IN RESPECT THEREOF (INCLUDING BY WAY OF NET WORTH REQUIREMENTS, EQUITY KEEP WELLS OR THE
LIKE). IN THE EVENT THAT ANY INDEBTEDNESS INCURRED PURSUANT TO CLAUSE (1)(B) OF THE FIRST PARAGRAPH OF THIS COVENANT IS PROPOSED TO BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED SUCH THAT THE PAYMENT OF DIVIDENDS OR THE MAKING OF OTHER DISTRIBUTIONS BECOMES SUBJECT IN ANY MANNER TO ANY RESTRICTION OR LIMITATION, THE COMPANY SHALL NOT PERMIT THE RESTRICTED SUBSIDIARY TO SO AMEND, MODIFY OR SUPPLEMENT SUCH INDEBTEDNESS UNLESS SUCH INDEBTEDNESS COULD BE INCURRED PURSUANT TO THE TERMS OF CLAUSE (1)(A) OF THE FOREGOING PARAGRAPH.

         ALL CALCULATIONS REQUIRED UNDER THE PRIOR TWO PARAGRAPHS HEREOF SHALL BE MADE IN A MANNER CONSISTENT WITH THE CALCULATIONS REQUIRED UNDER SECTION 4.09.

SECTION 4.18.     PAYMENTS FOR CONSENT.


           THE COMPANY SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, DIRECTLY OR INDIRECTLY, PAY OR CAUSE TO BE PAID ANY CONSIDERATION TO OR FOR THE BENEFIT OF ANY HOLDER OF NOTES FOR OR AS AN INDUCEMENT TO ANY CONSENT, WAIVER OR AMENDMENT OF ANY OF THE TERMS OR PROVISIONS OF THE INDENTURE OR THE NOTES, UNLESS SUCH CONSIDERATION IS OFFERED TO BE PAID AND IS PAID TO ALL HOLDERS OF THE NOTES THAT CONSENT, WAIVE OR AGREE TO AMEND IN THE TIME FRAME SET FORTH IN THE SOLICITATION DOCUMENTS RELATING TO SUCH CONSENT, WAIVER OR AGREEMENT.


SECTION 4.19.     ADDITIONAL SUBSIDIARY GUARANTIES.


           IF THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES SHALL ACQUIRE OR CREATE ANOTHER DOMESTIC RESTRICTED SUBSIDIARY AFTER THE DATE OF THIS INDENTURE AND THE NEWLY ACQUIRED OR CREATED DOMESTIC RESTRICTED SUBSIDIARY BECOMES A GUARANTOR OF ANY CREDIT FACILITY, THEN THAT NEWLY ACQUIRED OR CREATED DOMESTIC RESTRICTED SUBSIDIARY MUST BECOME A SUBSIDIARY GUARANTOR AND EXECUTE A SUPPLEMENTAL INDENTURE AND DELIVER AN OPINION OF COUNSEL TO THE TRUSTEE WITHIN 10 BUSINESS DAYS OF THE DATE ON WHICH IT BECAME A SUBSIDIARY GUARANTOR UNDER A CREDIT FACILITY.


SECTION 4.20.     LIMITATION ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS.


           THE COMPANY SHALL NOT PERMIT ANY RESTRICTED SUBSIDIARY THAT IS NOT A SUBSIDIARY

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GUARANTOR, DIRECTLY OR INDIRECTLY, TO GUARANTY OR PLEDGE ANY ASSETS TO SECURE
THE PAYMENT OF ANY OTHER INDEBTEDNESS OF THE COMPANY OR ANY SUBSIDIARY GUARANTOR (OTHER THAN SUCH RESTRICTED SUBSIDIARY) UNLESS IT SIMULTANEOUSLY EXECUTES AND DELIVERS A SUPPLEMENTAL INDENTURE PROVIDING FOR THE GUARANTY OF THE PAYMENT OF THE NOTES BY SUCH RESTRICTED SUBSIDIARY, WHICH SUBSIDIARY GUARANTY SHALL BE SENIOR TO OR PARI PASSU WITH SUCH RESTRICTED SUBSIDIARY'S GUARANTY OF OR PLEDGE TO SECURE SUCH OTHER INDEBTEDNESS. NOTWITHSTANDING THE FOREGOING, ANY SUCH SUBSIDIARY GUARANTY BY A SUBSIDIARY OF THE NOTES SHALL PROVIDE BY ITS TERMS THAT IT SHALL BE AUTOMATICALLY AND UNCONDITIONALLY RELEASED AND DISCHARGED UPON ANY SALE, EXCHANGE OR TRANSFER, TO ANY PERSON NOT AN AFFILIATE OF THE COMPANY, OF ALL OF THE COMPANY'S STOCK IN, OR ALL OR SUBSTANTIALLY ALL THE ASSETS OF, SUCH SUBSIDIARY, WHICH SALE, EXCHANGE OR TRANSFER IS MADE IN COMPLIANCE WITH THE APPLICABLE PROVISIONS OF THIS INDENTURE. THE FORM OF SUCH SUBSIDIARY GUARANTY IS ATTACHED AS EXHIBIT E HERETO.


SECTION 4.21.     NO SENIOR SUBORDINATED DEBT.


           NOTWITHSTANDING THE PROVISIONS OF SECTION 4.09 HEREOF, (I) THE COMPANY SHALL NOT INCUR, CREATE, ISSUE, ASSUME, GUARANTEE OR OTHERWISE BECOME LIABLE FOR ANY INDEBTEDNESS THAT IS SUBORDINATE OR JUNIOR IN RIGHT OF PAYMENT TO ANY SENIOR DEBT OF THE COMPANY AND SENIOR IN ANY RESPECT IN RIGHT OF PAYMENT TO THE NOTES, AND (II) NO SUBSIDIARY GUARANTOR SHALL INCUR, CREATE, ISSUE, ASSUME, GUARANTEE OR OTHERWISE BECOME LIABLE FOR ANY INDEBTEDNESS THAT IS SUBORDINATED OR JUNIOR IN RIGHT OF PAYMENT TO THE SENIOR DEBT OF SUCH SUBSIDIARY GUARANTOR AND SENIOR IN ANY RESPECT IN RIGHT OF PAYMENT TO SUCH SUBSIDIARY GUARANTOR'S SUBSIDIARY GUARANTY.


                              ARTICLE 5 SUCCESSORS


SECTION 5.01.     MERGER, CONSOLIDATION, OR SALE OF ASSETS.


           THE COMPANY SHALL NOT, DIRECTLY OR INDIRECTLY, CONSOLIDATE OR MERGE WITH OR INTO ANOTHER PERSON (WHETHER OR NOT THE COMPANY IS THE SURVIVING CORPORATION), OR SELL, ASSIGN, TRANSFER, CONVEY OR OTHERWISE DISPOSE OF ALL OR SUBSTANTIALLY ALL OF THE PROPERTIES OR ASSETS OF THE COMPANY AND ITS RESTRICTED SUBSIDIARIES TAKEN AS A WHOLE, IN ONE OR MORE RELATED TRANSACTIONS, TO ANOTHER PERSON UNLESS (I) EITHER (A) THE COMPANY IS THE SURVIVING CORPORATION; OR (B) THE PERSON FORMED BY OR SURVIVING ANY SUCH CONSOLIDATION OR MERGER (IF OTHER THAN THE COMPANY) OR TO WHICH SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE OR OTHER DISPOSITION SHALL HAVE BEEN MADE IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR TRUST ORGANIZED OR EXISTING UNDER THE LAWS OF THE UNITED STATES, ANY STATE THEREOF OR THE DISTRICT OF COLUMBIA, (II) THE PERSON FORMED BY OR SURVIVING ANY SUCH CONSOLIDATION OR MERGER (IF OTHER THAN THE COMPANY) OR THE PERSON TO WHICH SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE OR OTHER DISPOSITION SHALL HAVE BEEN MADE ASSUMES ALL THE OBLIGATIONS OF THE COMPANY UNDER THE REGISTRATION RIGHTS AGREEMENT, THE NOTES AND THIS INDENTURE PURSUANT TO AGREEMENTS REASONABLY SATISFACTORY TO THE TRUSTEE, (III) IMMEDIATELY AFTER SUCH TRANSACTION, NO DEFAULT OR EVENT OF DEFAULT EXISTS AND (IV) THE COMPANY OR THE PERSON FORMED BY OR SURVIVING ANY SUCH CONSOLIDATION OR MERGER (IF OTHER THAN THE COMPANY), OR TO WHICH SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE OR OTHER DISPOSITION SHALL HAVE BEEN MADE SHALL, ON THE DATE OF SUCH TRANSACTION AFTER GIVING PRO FORMA EFFECT THERETO AND ANY RELATED FINANCING TRANSACTIONS AS IF THE SAME HAD OCCURRED AT THE BEGINNING OF THE APPLICABLE FOUR-QUARTER PERIOD, BE PERMITTED TO INCUR AT LEAST $1.00 OF ADDITIONAL INDEBTEDNESS PURSUANT TO THE FIXED CHARGE COVERAGE RATIO TEST SET FORTH IN THE FIRST PARAGRAPH OF SECTION
4.09. IN ADDITION, THE COMPANY

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SHALL NOT, DIRECTLY OR INDIRECTLY, LEASE ALL OR SUBSTANTIALLY ALL OF ITS
PROPERTIES OR ASSETS, IN ONE OR MORE RELATED TRANSACTIONS, TO ANY OTHER PERSON. THE PROVISIONS OF THIS SECTION 5.01 SHALL NOT BE APPLICABLE TO A SALE, ASSIGNMENT, TRANSFER, CONVEYANCE OR OTHER DISPOSITION OF ASSETS BETWEEN OR AMONG THE COMPANY AND ANY OF THE SUBSIDIARY GUARANTORS.


SECTION 5.02.     SUCCESSOR CORPORATION SUBSTITUTED.


           UPON ANY CONSOLIDATION OR MERGER, OR ANY SALE, ASSIGNMENT, TRANSFER, LEASE, CONVEYANCE OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY IN ACCORDANCE WITH SECTION 5.01 HEREOF, THE SUCCESSOR CORPORATION FORMED BY SUCH CONSOLIDATION OR INTO OR WITH WHICH THE COMPANY IS MERGED OR TO WHICH SUCH SALE, ASSIGNMENT, TRANSFER, LEASE, CONVEYANCE OR OTHER DISPOSITION IS MADE SHALL SUCCEED TO, AND BE SUBSTITUTED FOR (SO THAT FROM AND AFTER THE DATE OF SUCH CONSOLIDATION, MERGER, SALE, LEASE, CONVEYANCE OR OTHER DISPOSITION, THE PROVISIONS OF THIS INDENTURE REFERRING TO THE "COMPANY" SHALL REFER INSTEAD TO THE SUCCESSOR CORPORATION AND NOT TO THE COMPANY), AND MAY EXERCISE EVERY RIGHT AND POWER OF THE COMPANY UNDER THIS INDENTURE WITH THE SAME EFFECT AS IF SUCH SUCCESSOR PERSON HAD BEEN NAMED AS THE COMPANY HEREIN; PROVIDED, HOWEVER, THAT THE PREDECESSOR COMPANY SHALL NOT BE RELIEVED FROM THE OBLIGATION TO PAY THE PRINCIPAL OF AND INTEREST ON THE NOTES EXCEPT IN THE CASE OF A SALE OF ALL OF THE COMPANY'S ASSETS THAT MEETS THE REQUIREMENTS OF SECTION 5.01 HEREOF.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES


SECTION 6.01.     EVENTS OF DEFAULT.


           AN "EVENT OF DEFAULT" OCCURS IF:


(A) THE COMPANY DEFAULTS FOR 30 DAYS IN THE PAYMENT WHEN DUE OF INTEREST ON, OR LIQUIDATED DAMAGES, IF ANY, WITH RESPECT TO, THE NOTES WHETHER OR NOT PROHIBITED BY THE SUBORDINATION PROVISIONS HEREOF;

(B) THE COMPANY DEFAULTS IN THE PAYMENT WHEN DUE OF THE PRINCIPAL OF, OR PREMIUM, IF ANY, ON THE NOTES, WHETHER OR NOT PROHIBITED BY THE SUBORDINATION PROVISIONS HEREOF;

(C) THE COMPANY FAILS OR ANY OF ITS RESTRICTED SUBSIDIARIES FAIL TO COMPLY WITH THE PROVISIONS DESCRIBED IN SECTION 5.01 HEREOF;

(D) THE COMPANY FAILS OR ANY OF ITS RESTRICTED SUBSIDIARIES FAIL TO COMPLY WITH ANY OF THE OTHER AGREEMENTS IN THIS INDENTURE FOR 60 DAYS AFTER NOTICE FROM THE TRUSTEE OR HOLDERS OF AT LEAST 25% OF THE OUTSTANDING PRINCIPAL BALANCE OF THE NOTES (INCLUDING ADDITIONAL NOTES, IF ANY) THEN OUTSTANDING VOTING AS A SINGLE CLASS;

(E)      A DEFAULT OCCURS UNDER ANY MORTGAGE, INDENTURE OR INSTRUMENT
         UNDER WHICH THERE IS ISSUED AND OUTSTANDING ANY INDEBTEDNESS FOR MONEY BORROWED BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES (OR THE PAYMENT OF WHICH IS GUARANTIED BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES) WHETHER SUCH INDEBTEDNESS OR GUARANTY NOW EXISTS, OR IS CREATED AFTER THE DATE OF THE INDENTURE, IF THAT DEFAULT (I) IS CAUSED BY A FAILURE TO PAY PRINCIPAL OF, OR INTEREST OR PREMIUM, IF ANY, ON SUCH INDEBTEDNESS PRIOR TO THE EXPIRATION

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         OF THE GRACE PERIOD PROVIDED IN SUCH INDEBTEDNESS ON THE DATE OF SUCH
         DEFAULT (A "PAYMENT DEFAULT") (II) RESULTS IN THE ACCELERATION OF SUCH INDEBTEDNESS PRIOR TO ITS EXPRESS MATURITY, AND, IN EACH CASE, THE PRINCIPAL AMOUNT OF ANY SUCH INDEBTEDNESS, TOGETHER WITH THE PRINCIPAL AMOUNT OF ANY OTHER SUCH INDEBTEDNESS UNDER WHICH THERE HAS BEEN A PAYMENT DEFAULT OR THE MATURITY OF WHICH HAS BEEN SO ACCELERATED, AGGREGATES $10.0 MILLION OR MORE;

(F) THE COMPANY FAILS OR ANY OF ITS RESTRICTED SUBSIDIARIES FAIL TO PAY FINAL JUDGMENTS AGGREGATING IN EXCESS OF $10.0 MILLION, WHICH JUDGMENTS ARE NOT PAID, VACATED, DISCHARGED, STAYED OR NON-APPEALABLE FOR A PERIOD OF 90 DAYS, AND IN THE EVENT SUCH JUDGMENT IS COVERED BY INSURANCE, AN ENFORCEMENT PROCEEDING HAS BEEN COMMENCED BY ANY CREDITOR UPON SUCH JUDGMENT OR DECREE WHICH IS NOT PROMPTLY STAYED;

(G) EXCEPT AS PERMITTED BY THIS INDENTURE, ANY SUBSIDIARY GUARANTY IS HELD IN ANY JUDICIAL PROCEEDING TO BE UNENFORCEABLE OR INVALID OR CEASES FOR ANY REASON TO BE IN FULL FORCE AND EFFECT OR ANY SUBSIDIARY GUARANTOR, OR ANY PERSON ACTING ON BEHALF OF ANY SUBSIDIARY GUARANTOR, DENIES OR DISAFFIRMS ITS OBLIGATIONS UNDER ITS SUBSIDIARY GUARANTY;

(H) THE COMPANY OR ANY OF ITS SIGNIFICANT SUBSIDIARIES OR ANY GROUP OF SUBSIDIARIES THAT, INDIVIDUALLY OR IN THE AGGREGATE, WOULD CONSTITUTE A SIGNIFICANT SUBSIDIARY PURSUANT TO OR WITHIN THE MEANING OF BANKRUPTCY
         LAW: (I) COMMENCES A VOLUNTARY CASE, (II) CONSENTS TO THE ENTRY OF AN ORDER FOR RELIEF AGAINST IT IN AN INVOLUNTARY CASE, (III) CONSENTS TO THE APPOINTMENT OF A CUSTODIAN OF IT OR FOR ALL OR SUBSTANTIALLY ALL OF ITS PROPERTY, (IV) MAKES A GENERAL ASSIGNMENT FOR THE BENEFIT OF ITS CREDITORS, OR (V) GENERALLY IS NOT PAYING ITS DEBTS AS THEY BECOME DUE; OR

(I)      A COURT OF COMPETENT JURISDICTION ENTERS AN ORDER OR DECREE UNDER
         ANY BANKRUPTCY LAW THAT:(I) IS FOR RELIEF AGAINST THE COMPANY OR
         ANY OF ITS SIGNIFICANT SUBSIDIARIES OR ANY GROUP OF SUBSIDIARIES
         THAT, TAKEN AS A WHOLE, WOULD CONSTITUTE A SIGNIFICANT SUBSIDIARY
         IN AN INVOLUNTARY CASE;  (II) APPOINTS A CUSTODIAN OF THE COMPANY
         OR ANY OF ITS SIGNIFICANT SUBSIDIARIES OR ANY GROUP OF
         SUBSIDIARIES THAT, TAKEN AS A WHOLE, WOULD CONSTITUTE A
         SIGNIFICANT SUBSIDIARY OR FOR ALL OR SUBSTANTIALLY ALL OF THE
         PROPERTY OF THE COMPANY OR ANY OF ITS SIGNIFICANT SUBSIDIARIES OR ANY GROUP OF SUBSIDIARIES THAT, TAKEN AS A WHOLE, WOULD CONSTITUTE A SIGNIFICANT SUBSIDIARY; OR (III) ORDERS THE LIQUIDATION OF THE
         COMPANY OR ANY OF ITS SIGNIFICANT SUBSIDIARIES OR ANY GROUP OF SUBSIDIARIES THAT, TAKEN AS A WHOLE, WOULD CONSTITUTE A SIGNIFICANT SUBSIDIARY; AND THE ORDER OR DECREE REMAINS UNSTAYED AND IN EFFECT FOR 60 CONSECUTIVE DAYS.

SECTION 6.02.     ACCELERATION.


         IF ANY EVENT OF DEFAULT (OTHER THAN AN EVENT OF DEFAULT SPECIFIED IN CLAUSE (H) OR (I) OF SECTION 6.01 HEREOF WITH RESPECT TO THE COMPANY, ANY SUBSIDIARY THAT IS A SIGNIFICANT SUBSIDIARY OR ANY GROUP OF SUBSIDIARIES THAT, TAKEN TOGETHER, WOULD CONSTITUTE A SIGNIFICANT SUBSIDIARY) OCCURS AND IS CONTINUING, THE TRUSTEE OR THE HOLDERS OF AT LEAST 25% IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY DECLARE ALL THE NOTES TO BE PAST DUE AND PAYABLE IMMEDIATELY; PROVIDED, HOWEVER, THAT SO LONG AS ANY INDEBTEDNESS PERMITTED TO BE INCURRED UNDER THIS INDENTURE AS PART OF THE CREDIT FACILITIES IS OUTSTANDING, NO SUCH ACCELERATION SHALL BE EFFECTIVE UNTIL THE EARLIER OF (I) FIVE BUSINESS DAYS AFTER THE GIVING OF WRITTEN NOTICE TO THE COMPANY AND THE ADMINISTRATIVE AGENT UNDER THE CREDIT FACILITIES OF SUCH ACCELERATION OR (II) ACCELERATION OF

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ANY SUCH INDEBTEDNESS UNDER THE CREDIT FACILITIES. NOTWITHSTANDING THE
FOREGOING, IF AN EVENT OF DEFAULT SPECIFIED IN CLAUSE (H) OR (I) OF SECTION 6.01 HEREOF OCCURS WITH RESPECT TO THE COMPANY, ANY SUBSIDIARY THAT IS A SIGNIFICANT SUBSIDIARY OR ANY GROUP OF SUBSIDIARIES THAT, TAKEN TOGETHER, WOULD CONSTITUTE A SIGNIFICANT SUBSIDIARY, ALL OUTSTANDING NOTES SHALL BE DUE AND PAYABLE IMMEDIATELY WITHOUT FURTHER ACTION OR NOTICE. THE HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES BY WRITTEN NOTICE TO THE TRUSTEE MAY ON BEHALF OF ALL OF THE HOLDERS RESCIND AN ACCELERATION AND ITS CONSEQUENCES IF THE RESCISSION WOULD NOT CONFLICT WITH ANY JUDGMENT OR DECREE AND IF ALL EXISTING EVENTS OF DEFAULT (EXCEPT NONPAYMENT OF PRINCIPAL, INTEREST OR PREMIUM THAT HAS BECOME DUE SOLELY BECAUSE OF THE ACCELERATION) HAVE BEEN CURED OR WAIVED.

SECTION 6.03.     OTHER REMEDIES.


           IF AN EVENT OF DEFAULT OCCURS AND IS CONTINUING, THE TRUSTEE MAY PURSUE ANY AVAILABLE REMEDY TO COLLECT THE PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST ON THE NOTES OR TO ENFORCE THE PERFORMANCE OF ANY PROVISION OF THE NOTES OR THIS INDENTURE.


           THE TRUSTEE MAY MAINTAIN A PROCEEDING EVEN IF IT DOES NOT POSSESS ANY OF THE NOTES OR DOES NOT PRODUCE ANY OF THEM IN THE PROCEEDING. A DELAY OR OMISSION BY THE TRUSTEE OR ANY HOLDER OF A NOTE IN EXERCISING ANY RIGHT OR REMEDY ACCRUING UPON AN EVENT OF DEFAULT SHALL NOT IMPAIR THE RIGHT OR REMEDY OR CONSTITUTE A WAIVER OF OR ACQUIESCENCE IN THE EVENT OF DEFAULT. ALL REMEDIES ARE CUMULATIVE TO THE EXTENT PERMITTED BY LAW.


SECTION 6.04.     WAIVER OF PAST DEFAULTS.


           HOLDERS OF NOT LESS THAN A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES BY NOTICE TO THE TRUSTEE MAY ON BEHALF OF THE HOLDERS OF ALL OF THE NOTES WAIVE AN EXISTING DEFAULT OR EVENT OF DEFAULT AND ITS CONSEQUENCES HEREUNDER, EXCEPT A CONTINUING DEFAULT OR EVENT OF DEFAULT IN THE PAYMENT OF THE PRINCIPAL OF, PREMIUM AND LIQUIDATED DAMAGES, IF ANY, OR INTEREST ON, THE NOTES (INCLUDING IN CONNECTION WITH AN OFFER TO PURCHASE) (PROVIDED, HOWEVER, THAT THE HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY RESCIND AN ACCELERATION AND ITS CONSEQUENCES, INCLUDING ANY RELATED PAYMENT DEFAULT THAT RESULTED FROM SUCH ACCELERATION). UPON ANY SUCH WAIVER, SUCH DEFAULT SHALL CEASE TO EXIST, AND ANY EVENT OF DEFAULT ARISING THEREFROM SHALL BE DEEMED TO HAVE BEEN CURED FOR EVERY PURPOSE OF THIS INDENTURE; BUT NO SUCH WAIVER SHALL EXTEND TO ANY SUBSEQUENT OR OTHER DEFAULT OR IMPAIR ANY RIGHT CONSEQUENT THEREON.


SECTION 6.05.     CONTROL BY MAJORITY.


           HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY DIRECT THE TIME, METHOD AND PLACE OF CONDUCTING ANY PROCEEDING FOR EXERCISING ANY REMEDY AVAILABLE TO THE TRUSTEE OR EXERCISING ANY TRUST OR POWER CONFERRED ON IT. HOWEVER, THE TRUSTEE MAY REFUSE TO FOLLOW ANY DIRECTION THAT CONFLICTS WITH LAW OR THIS INDENTURE THAT THE TRUSTEE DETERMINES MAY BE UNDULY PREJUDICIAL TO THE RIGHTS OF OTHER HOLDERS OF NOTES OR THAT MAY INVOLVE THE TRUSTEE IN PERSONAL LIABILITY.


SECTION 6.06.     LIMITATION ON SUITS.


           A HOLDER OF A NOTE MAY PURSUE A REMEDY WITH RESPECT TO THIS INDENTURE OR THE NOTES ONLY IF:

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           (A)   THE HOLDER OF A NOTE GIVES TO THE TRUSTEE WRITTEN NOTICE OF A
CONTINUING EVENT OF DEFAULT;


           (B) THE HOLDERS OF AT LEAST 25% IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAKE A WRITTEN REQUEST TO THE TRUSTEE TO PURSUE THE REMEDY;


           (C) SUCH HOLDER OF A NOTE OR HOLDERS OF NOTES OFFER AND, IF REQUESTED, PROVIDE TO THE TRUSTEE INDEMNITY SATISFACTORY TO THE TRUSTEE AGAINST ANY LOSS, LIABILITY OR EXPENSE;


           (D) THE TRUSTEE DOES NOT COMPLY WITH THE REQUEST WITHIN 60 DAYS AFTER RECEIPT OF THE REQUEST AND THE OFFER AND, IF REQUESTED, THE PROVISION OF INDEMNITY; AND


           (E) DURING SUCH 60-DAY PERIOD THE HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES DO NOT GIVE THE TRUSTEE A DIRECTION INCONSISTENT WITH THE REQUEST.


           A HOLDER OF A NOTE MAY NOT USE THIS INDENTURE TO PREJUDICE THE RIGHTS OF ANOTHER HOLDER OF A NOTE OR TO OBTAIN A PREFERENCE OR PRIORITY OVER ANOTHER HOLDER OF A NOTE.


SECTION 6.07.     RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.


           NOTWITHSTANDING ANY OTHER PROVISION OF THIS INDENTURE, THE RIGHT OF ANY HOLDER OF A NOTE TO RECEIVE PAYMENT OF PRINCIPAL, PREMIUM AND LIQUIDATED DAMAGES, IF ANY, AND INTEREST ON THE NOTE, ON OR AFTER THE RESPECTIVE DUE DATES EXPRESSED IN THE NOTE (INCLUDING IN CONNECTION WITH AN OFFER TO PURCHASE), OR TO BRING SUIT FOR THE ENFORCEMENT OF ANY SUCH PAYMENT ON OR AFTER SUCH RESPECTIVE DATES, SHALL NOT BE IMPAIRED OR AFFECTED WITHOUT THE CONSENT OF SUCH HOLDER.


SECTION 6.08.     COLLECTION SUIT BY TRUSTEE.


           IF AN EVENT OF DEFAULT SPECIFIED IN SECTION 6.01(A) OR (B) OCCURS AND IS CONTINUING, THE TRUSTEE IS AUTHORIZED TO RECOVER JUDGMENT IN ITS OWN NAME AND AS TRUSTEE OF AN EXPRESS TRUST AGAINST THE COMPANY FOR THE WHOLE AMOUNT OF PRINCIPAL OF, PREMIUM AND LIQUIDATED DAMAGES, IF ANY, AND INTEREST REMAINING UNPAID ON THE NOTES AND INTEREST ON OVERDUE PRINCIPAL AND, TO THE EXTENT LAWFUL, INTEREST AND SUCH FURTHER AMOUNT AS SHALL BE SUFFICIENT TO COVER THE COSTS AND EXPENSES OF COLLECTION, INCLUDING THE REASONABLE COMPENSATION, EXPENSES, DISBURSEMENTS AND ADVANCES OF THE TRUSTEE, ITS AGENTS AND COUNSEL.


SECTION 6.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.


           THE TRUSTEE IS AUTHORIZED TO FILE SUCH PROOFS OF CLAIM AND OTHER PAPERS OR DOCUMENTS AS MAY BE NECESSARY OR ADVISABLE IN ORDER TO HAVE THE CLAIMS OF THE TRUSTEE (INCLUDING ANY CLAIM FOR THE REASONABLE COMPENSATION, EXPENSES, DISBURSEMENTS AND ADVANCES OF THE TRUSTEE, ITS AGENTS AND COUNSEL) AND THE HOLDERS OF THE NOTES ALLOWED IN ANY JUDICIAL PROCEEDINGS RELATIVE TO THE COMPANY (OR ANY OTHER OBLIGOR UPON THE NOTES), ITS CREDITORS OR ITS PROPERTY AND SHALL BE ENTITLED AND EMPOWERED TO COLLECT, RECEIVE AND DISTRIBUTE ANY MONEY OR OTHER PROPERTY PAYABLE OR DELIVERABLE ON ANY SUCH CLAIMS AND ANY CUSTODIAN IN ANY SUCH JUDICIAL PROCEEDING IS HEREBY AUTHORIZED BY EACH HOLDER TO MAKE SUCH PAYMENTS TO THE TRUSTEE, AND IN THE EVENT THAT THE TRUSTEE SHALL CONSENT TO THE MAKING OF SUCH PAYMENTS DIRECTLY TO THE HOLDERS, TO PAY TO THE TRUSTEE ANY AMOUNT DUE TO IT FOR THE REASONABLE COMPENSATION, EXPENSES, DISBURSEMENTS AND ADVANCES OF THE TRUSTEE, ITS AGENTS AND COUNSEL, AND ANY OTHER AMOUNTS DUE THE TRUSTEE UNDER
SECTION 7.07 HEREOF. TO THE

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EXTENT THAT THE PAYMENT OF ANY SUCH COMPENSATION, EXPENSES, DISBURSEMENTS AND
ADVANCES OF THE TRUSTEE, ITS AGENTS AND COUNSEL, AND ANY OTHER AMOUNTS DUE THE TRUSTEE UNDER SECTION 7.07 HEREOF OUT OF THE ESTATE IN ANY SUCH PROCEEDING, SHALL BE DENIED FOR ANY REASON, PAYMENT OF THE SAME SHALL BE SECURED BY A LIEN ON, AND SHALL BE PAID OUT OF, ANY AND ALL DISTRIBUTIONS, DIVIDENDS, MONEY, SECURITIES AND OTHER PROPERTIES THAT THE HOLDERS MAY BE ENTITLED TO RECEIVE IN SUCH PROCEEDING WHETHER IN LIQUIDATION OR UNDER ANY PLAN OF REORGAN IZATION OR ARRANGEMENT OR OTHERWISE. NOTHING HEREIN CONTAINED SHALL BE DEEMED TO AUTHORIZE THE TRUSTEE TO AUTHORIZE OR CONSENT TO OR ACCEPT OR ADOPT ON BEHALF OF ANY HOLDER ANY PLAN OF REORGANIZATION, ARRANGEMENT, ADJUSTMENT OR COMPOSITION AFFECTING THE NOTES OR THE RIGHTS OF ANY HOLDER, OR TO AUTHORIZE THE TRUSTEE TO VOTE IN RESPECT OF THE CLAIM OF ANY HOLDER IN ANY SUCH PROCEEDING.


SECTION 6.10.     PRIORITIES.


           IF THE TRUSTEE COLLECTS ANY MONEY PURSUANT TO THIS ARTICLE, IT SHALL PAY OUT THE MONEY IN THE FOLLOWING ORDER:


                 FIRST:      TO THE TRUSTEE, ITS AGENTS AND ATTORNEYS FOR
      AMOUNTS DUE UNDER SECTION 7.07 HEREOF, INCLUDING PAYMENT OF ALL COMPENSATION, EXPENSE AND LIABILITIES INCURRED, AND ALL ADVANCES MADE, BY THE TRUSTEE AND THE COSTS AND EXPENSES OF COLLECTION;


                 SECOND:     SUBJECT TO THE SUBORDINATION PROVISIONS HEREOF, TO
      HOLDERS OF NOTES FOR AMOUNTS DUE AND UNPAID ON THE NOTES FOR PRINCIPAL, PREMIUM AND LIQUIDATED DAMAGES, IF ANY, AND INTEREST, RATABLY, WITHOUT PREFERENCE OR PRIORITY OF ANY KIND, ACCORDING TO THE AMOUNTS DUE AND PAYABLE ON THE NOTES FOR PRINCIPAL, PREMIUM AND LIQUIDATED DAMAGES, IF ANY AND INTEREST, RESPECTIVELY; AND


                 THIRD:      TO THE COMPANY OR TO SUCH PARTY AS A COURT OF
      COMPETENT JURISDICTION SHALL DIRECT.


           THE TRUSTEE MAY FIX A RECORD DATE AND PAYMENT DATE FOR ANY PAYMENT TO HOLDERS OF NOTES PURSUANT TO THIS SECTION 6.10.


SECTION 6.11.     UNDERTAKING FOR COSTS.


           IN ANY SUIT FOR THE ENFORCEMENT OF ANY RIGHT OR REMEDY UNDER THIS INDENTURE OR IN ANY SUIT AGAINST THE TRUSTEE FOR ANY ACTION TAKEN OR OMITTED BY IT AS A TRUSTEE, A COURT IN ITS DISCRETION MAY REQUIRE THE FILING BY ANY PARTY LITIGANT IN THE SUIT OF AN UNDERTAKING TO PAY THE COSTS OF THE SUIT, AND THE COURT IN ITS DISCRETION MAY ASSESS REASONABLE COSTS, INCLUDING REASONABLE ATTORNEYS' FEES, AGAINST ANY PARTY LITIGANT IN THE SUIT, HAVING DUE REGARD TO THE MERITS AND GOOD FAITH OF THE CLAIMS OR DEFENSES MADE BY THE PARTY LITIGANT. THIS SECTION DOES NOT APPLY TO A SUIT BY THE TRUSTEE, A SUIT BY A HOLDER OF A NOTE PURSUANT TO SECTION 6.07 HEREOF, OR A SUIT BY HOLDERS OF MORE THAN 10% IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES.


                                    ARTICLE 7
                                     TRUSTEE


SECTION 7.01.     DUTIES OF TRUSTEE.

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           (A) IF AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, THE
TRUSTEE SHALL EXERCISE SUCH OF THE RIGHTS AND POWERS VESTED IN IT BY THIS INDENTURE, AND USE THE SAME DEGREE OF CARE AND SKILL IN ITS EXERCISE, AS A PRUDENT PERSON WOULD EXERCISE OR USE UNDER THE CIRCUMSTANCES IN THE CONDUCT OF SUCH PERSON'S OWN AFFAIRS.


           (B) EXCEPT DURING THE CONTINUANCE OF AN EVENT OF DEFAULT:


           (I) THE DUTIES OF THE TRUSTEE SHALL BE DETERMINED SOLELY BY THE EXPRESS PROVISIONS OF THIS INDENTURE AND THE TRUSTEE NEED PERFORM ONLY THOSE DUTIES THAT ARE SPECIFICALLY SET FORTH IN THIS INDENTURE AND NO OTHERS, AND NO IMPLIED COVENANTS OR OBLIGATIONS SHALL BE READ INTO THIS INDENTURE AGAINST THE TRUSTEE; AND


           (II) IN THE ABSENCE OF BAD FAITH ON ITS PART, THE TRUSTEE MAY CONCLUSIVELY RELY, AS TO THE TRUTH OF THE STATEMENTS AND THE CORRECTNESS OF THE OPINIONS EXPRESSED THEREIN, UPON CERTIFICATES OR OPINIONS FURNISHED TO THE TRUSTEE AND CONFORMING TO THE REQUIREMENTS OF THIS INDENTURE. HOWEVER, THE TRUSTEE SHALL EXAMINE THE CERTIFICATES AND OPINIONS TO DETERMINE WHETHER OR NOT THEY CONFORM TO THE REQUIREMENTS OF THIS INDENTURE.


           (C) THE TRUSTEE MAY NOT BE RELIEVED FROM LIABILITIES FOR ITS OWN NEGLIGENT ACTION, ITS OWN NEGLIGENT FAILURE TO ACT, OR ITS OWN WILLFUL MISCONDUCT, EXCEPT THAT:


           (I) THIS PARAGRAPH DOES NOT LIMIT THE EFFECT OF PARAGRAPH (B) OF THIS SECTION;


           (II) THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT MADE IN GOOD FAITH BY A RESPONSIBLE OFFICER, UNLESS IT IS PROVED THAT THE TRUSTEE WAS NEGLIGENT IN ASCERTAINING THE PERTINENT FACTS; AND


           (III) THE TRUSTEE SHALL NOT BE LIABLE WITH RESPECT TO ANY ACTION IT TAKES OR OMITS TO TAKE IN GOOD FAITH IN ACCORDANCE WITH A DIRECTION RECEIVED BY IT PURSUANT TO SECTION 6.05 HEREOF.


           (D) WHETHER OR NOT THEREIN EXPRESSLY SO PROVIDED, EVERY PROVISION OF THIS INDENTURE THAT IN ANY WAY RELATES TO THE TRUSTEE IS SUBJECT TO PARAGRAPHS
(A), (B), AND (C) OF THIS SECTION.


           (E) NO PROVISION OF THIS INDENTURE SHALL REQUIRE THE TRUSTEE TO EXPEND OR RISK ITS OWN FUNDS OR INCUR ANY LIABILITY. THE TRUSTEE SHALL BE UNDER NO OBLIGATION TO EXERCISE ANY OF ITS RIGHTS AND POWERS UNDER THIS INDENTURE AT THE REQUEST OF ANY HOLDERS, UNLESS SUCH HOLDER SHALL HAVE OFFERED TO THE TRUSTEE SECURITY AND INDEMNITY SATISFACTORY TO IT AGAINST ANY LOSS, LIABILITY OR EXPENSE.


           (F) THE TRUSTEE SHALL NOT BE LIABLE FOR INTEREST ON ANY MONEY RECEIVED BY IT EXCEPT AS THE TRUSTEE MAY AGREE IN WRITING WITH THE COMPANY. MONEY HELD IN TRUST BY THE TRUSTEE NEED NOT BE SEGREGATED FROM OTHER FUNDS EXCEPT TO THE EXTENT REQUIRED BY LAW.


SECTION 7.02.     RIGHTS OF TRUSTEE.


           (A) THE TRUSTEE MAY CONCLUSIVELY RELY UPON ANY DOCUMENT BELIEVED BY IT TO BE GENUINE AND TO HAVE BEEN SIGNED OR PRESENTED BY THE PROPER PERSON. THE TRUSTEE NEED NOT INVESTIGATE ANY FACT OR MATTER STATED IN THE DOCUMENT.
                                       69

           (B) BEFORE THE TRUSTEE ACTS OR REFRAINS FROM ACTING, IT MAY REQUIRE AN OFFICERS' CERTIFICATE OR AN OPINION OF COUNSEL OR BOTH. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ACTION IT TAKES OR OMITS TO TAKE IN GOOD FAITH IN RELIANCE ON SUCH OFFICERS' CERTIFICATE OR OPINION OF COUNSEL. THE TRUSTEE MAY CONSULT WITH COUNSEL AND THE WRITTEN ADVICE OF SUCH COUNSEL OR ANY OPINION OF COUNSEL SHALL BE FULL AND COMPLETE AUTHORIZATION AND PROTECTION FROM LIABILITY IN RESPECT OF ANY ACTION TAKEN, SUFFERED OR OMITTED BY IT HEREUNDER IN GOOD FAITH AND IN RELIANCE THEREON.


           (C) THE TRUSTEE MAY ACT THROUGH ITS ATTORNEYS AND AGENTS AND SHALL NOT BE RESPONSIBLE FOR THE MISCONDUCT OR NEGLIGENCE OF ANY AGENT APPOINTED WITH DUE CARE.


           (D) THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ACTION IT TAKES OR OMITS TO TAKE IN GOOD FAITH THAT IT BELIEVES TO BE AUTHORIZED OR WITHIN THE RIGHTS OR POWERS CONFERRED UPON IT BY THIS INDENTURE.


           (E) UNLESS OTHERWISE SPECIFICALLY PROVIDED IN THIS INDENTURE, ANY DEMAND, REQUEST, DIRECTION OR NOTICE FROM THE COMPANY SHALL BE SUFFICIENT IF SIGNED BY AN OFFICER OF THE COMPANY.


           (F) THE TRUSTEE SHALL BE UNDER NO OBLIGATION TO EXERCISE ANY OF THE RIGHTS OR POWERS VESTED IN IT BY THIS INDENTURE AT THE REQUEST OR DIRECTION OF ANY OF THE HOLDERS UNLESS SUCH HOLDERS SHALL HAVE OFFERED TO THE TRUSTEE REASONABLE SECURITY OR INDEMNITY AGAINST THE COSTS, EXPENSES AND LIABILITIES THAT MIGHT BE INCURRED BY IT IN COMPLIANCE WITH SUCH REQUEST OR DIRECTION.


SECTION 7.03.     INDIVIDUAL RIGHTS OF TRUSTEE.

           THE TRUSTEE IN ITS INDIVIDUAL OR ANY OTHER CAPACITY MAY BECOME THE OWNER OR PLEDGEE OF NOTES AND MAY OTHERWISE DEAL WITH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WITH THE SAME RIGHTS IT WOULD HAVE IF IT WERE NOT TRUSTEE. HOWEVER, IN THE EVENT THAT THE TRUSTEE ACQUIRES ANY CONFLICTING INTEREST IT MUST ELIMINATE SUCH CONFLICT WITHIN 90 DAYS, APPLY TO THE SEC FOR PERMISSION TO CONTINUE AS TRUSTEE OR RESIGN. ANY AGENT MAY DO THE SAME WITH LIKE RIGHTS AND DUTIES. THE TRUSTEE IS ALSO SUBJECT TO SECTIONS 7.10 AND 7.11 HEREOF.

SECTION 7.04.     TRUSTEE'S DISCLAIMER.


           THE TRUSTEE SHALL NOT BE RESPONSIBLE FOR AND MAKES NO REPRESENTATION AS TO THE VALIDITY OR ADEQUACY OF THIS INDENTURE OR THE NOTES, IT SHALL NOT BE ACCOUNTABLE FOR THE COMPANY'S USE OF THE PROCEEDS FROM THE NOTES OR ANY MONEY PAID TO THE COMPANY OR UPON THE COMPANY'S DIRECTION UNDER ANY PROVISION OF THIS INDENTURE, IT SHALL NOT BE RESPONSIBLE FOR THE USE OR APPLICATION OF ANY MONEY RECEIVED BY ANY PAYING AGENT OTHER THAN THE TRUSTEE, AND IT SHALL NOT BE RESPONSIBLE FOR ANY STATEMENT OR RECITAL HEREIN OR ANY STATEMENT IN THE NOTES OR ANY OTHER DOCUMENT IN CONNECTION WITH THE SALE OF THE NOTES OR PURSUANT TO THIS INDENTURE OTHER THAN ITS CERTIFICATE OF AUTHENTICATION.


SECTION 7.05.     NOTICE OF DEFAULTS.


           IF A DEFAULT OR EVENT OF DEFAULT OCCURS AND IS CONTINUING AND IF IT IS KNOWN TO THE TRUSTEE, THE TRUSTEE SHALL MAIL TO HOLDERS OF NOTES A NOTICE OF THE DEFAULT OR EVENT OF DEFAULT WITHIN 90 DAYS AFTER IT OCCURS. EXCEPT IN THE CASE OF A DEFAULT OR EVENT OF DEFAULT IN PAYMENT OF PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON ANY NOTE, THE TRUSTEE MAY WITHHOLD


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

THE NOTICE IF AND SO LONG AS A COMMITTEE OF ITS RESPONSIBLE OFFICERS IN GOOD FAITH DETERMINES THAT WITHHOLDING THE NOTICE IS IN THE INTERESTS OF THE HOLDERS OF THE NOTES.


SECTION 7.06.     REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.


           WITHIN 60 DAYS AFTER EACH MAY 15 BEGINNING WITH THE MAY 15 FOLLOWING THE DATE OF THIS INDENTURE, AND FOR SO LONG AS NOTES REMAIN OUTSTANDING, THE TRUSTEE SHALL MAIL TO THE HOLDERS OF THE NOTES A BRIEF REPORT DATED AS OF SUCH REPORTING DATE THAT COMPLIES WITH TIA SECTION 313(A) (BUT IF NO EVENT DESCRIBED IN TIA SECTION 313(A) HAS OCCURRED WITHIN THE TWELVE MONTHS PRECEDING THE REPORTING DATE, NO REPORT NEED BE TRANSMITTED). THE TRUSTEE ALSO SHALL COMPLY WITH TIA SECTION 313(B)(2). THE TRUSTEE SHALL ALSO TRANSMIT BY MAIL ALL REPORTS AS REQUIRED BY TIA SECTION 313(C).

           A COPY OF EACH REPORT AT THE TIME OF ITS MAILING TO THE HOLDERS OF NOTES SHALL BE MAILED TO THE COMPANY AND FILED WITH THE SEC AND EACH STOCK EXCHANGE ON WHICH THE NOTES ARE LISTED IN ACCORDANCE WITH TIA SECTION 313(D). THE COMPANY SHALL PROMPTLY NOTIFY THE TRUSTEE WHEN THE NOTES ARE LISTED ON ANY STOCK EXCHANGE.

SECTION 7.07.     COMPENSATION AND INDEMNITY.


           THE COMPANY SHALL PAY TO THE TRUSTEE FROM TIME TO TIME REASONABLE COMPENSATION FOR ITS ACCEPTANCE OF THIS INDENTURE AND SERVICES HEREUNDER. THE TRUSTEE'S COMPENSATION SHALL NOT BE LIMITED BY ANY LAW ON COMPENSATION OF A TRUSTEE OF AN EXPRESS TRUST. THE COMPANY SHALL REIMBURSE THE TRUSTEE PROMPTLY UPON REQUEST FOR ALL REASONABLE DISBURSEMENTS, ADVANCES AND EXPENSES INCURRED OR MADE BY IT IN ADDITION TO THE COMPENSATION FOR ITS SERVICES. SUCH EXPENSES SHALL INCLUDE THE REASONABLE COMPENSATION, DISBURSEMENTS AND EXPENSES OF THE TRUSTEE'S AGENTS AND COUNSEL.


           THE COMPANY SHALL INDEMNIFY THE TRUSTEE AGAINST ANY AND ALL LOSSES, LIABILITIES OR EXPENSES INCURRED BY IT ARISING OUT OF OR IN CONNECTION WITH THE ACCEPTANCE OR ADMINISTRATION OF ITS DUTIES UNDER THIS INDENTURE, INCLUDING THE COSTS AND EXPENSES OF ENFORCING THIS INDENTURE AGAINST THE COMPANY (INCLUDING THIS SECTION 7.07) AND DEFENDING ITSELF AGAINST ANY CLAIM (WHETHER ASSERTED BY THE COMPANY OR ANY HOLDER OR ANY OTHER PERSON) OR LIABILITY IN CONNECTION WITH THE EXERCISE OR PERFORMANCE OF ANY OF ITS POWERS OR DUTIES HEREUNDER, EXCEPT TO THE EXTENT ANY SUCH LOSS, LIABILITY OR EXPENSE MAY BE ATTRIBUTABLE TO ITS NEGLIGENCE OR BAD FAITH. THE TRUSTEE SHALL NOTIFY THE COMPANY PROMPTLY OF ANY CLAIM FOR WHICH IT MAY SEEK INDEMNITY. FAILURE BY THE TRUSTEE TO SO NOTIFY THE COMPANY SHALL NOT RELIEVE THE COMPANY OF ITS OBLIGATIONS HEREUNDER. THE COMPANY SHALL DEFEND THE CLAIM AND THE TRUSTEE SHALL COOPERATE IN THE DEFENSE. THE TRUSTEE MAY HAVE SEPARATE COUNSEL AND THE COMPANY SHALL PAY THE REASONABLE FEES AND EXPENSES OF SUCH COUNSEL. THE COMPANY NEED NOT PAY FOR ANY SETTLEMENT MADE WITHOUT ITS CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

           THE OBLIGATIONS OF THE COMPANY UNDER THIS SECTION 7.07 SHALL SURVIVE THE SATISFACTION AND DISCHARGE OF THIS INDENTURE.


           TO SECURE THE COMPANY'S PAYMENT OBLIGATIONS IN THIS SECTION, THE TRUSTEE SHALL HAVE A LIEN PRIOR TO THE NOTES ON ALL MONEY OR PROPERTY HELD OR COLLECTED BY THE TRUSTEE, EXCEPT THAT HELD IN TRUST TO PAY PRINCIPAL AND INTEREST ON PARTICULAR NOTES. SUCH LIEN SHALL SURVIVE THE SATISFACTION AND DISCHARGE OF THIS INDENTURE.


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

           WHEN THE TRUSTEE INCURS EXPENSES OR RENDERS SERVICES AFTER AN EVENT OF DEFAULT SPECIFIED IN SECTION 6.01(G) OR (H) HEREOF OCCURS, THE EXPENSES AND THE COMPENSATION FOR THE SERVICES (INCLUDING THE FEES AND EXPENSES OF ITS AGENTS AND COUNSEL) ARE INTENDED TO CONSTITUTE EXPENSES OF ADMINISTRATION UNDER ANY BANKRUPTCY LAW.


           THE TRUSTEE SHALL COMPLY WITH THE PROVISIONS OF TIA SECTION 313(B)(2) TO THE EXTENT APPLICABLE.

SECTION 7.08.     REPLACEMENT OF TRUSTEE.


           A RESIGNATION OR REMOVAL OF THE TRUSTEE AND APPOINTMENT OF A SUCCESSOR TRUSTEE SHALL BECOME EFFECTIVE ONLY UPON THE SUCCESSOR TRUSTEE'S ACCEPTANCE OF APPOINTMENT AS PROVIDED IN THIS SECTION.


           THE TRUSTEE MAY RESIGN IN WRITING AT ANY TIME AND BE DISCHARGED FROM THE TRUST HEREBY CREATED BY SO NOTIFYING THE COMPANY. THE HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY REMOVE THE TRUSTEE BY SO NOTIFYING THE TRUSTEE AND THE COMPANY IN WRITING. THE COMPANY MAY REMOVE THE TRUSTEE IF:


           (A)   THE TRUSTEE FAILS TO COMPLY WITH SECTION 7.10 HEREOF;


           (B) THE TRUSTEE IS ADJUDGED A BANKRUPT OR AN INSOLVENT OR AN ORDER FOR RELIEF IS ENTERED WITH RESPECT TO THE TRUSTEE UNDER ANY BANKRUPTCY LAW;


           (C) A CUSTODIAN OR PUBLIC OFFICER TAKES CHARGE OF THE TRUSTEE OR ITS PROPERTY; OR


           (D) THE TRUSTEE BECOMES INCAPABLE OF ACTING.


           IF THE TRUSTEE RESIGNS OR IS REMOVED OR IF A VACANCY EXISTS IN THE OFFICE OF TRUSTEE FOR ANY REASON, THE COMPANY SHALL PROMPTLY APPOINT A SUCCESSOR TRUSTEE. WITHIN ONE YEAR AFTER THE SUCCESSOR TRUSTEE TAKES OFFICE, THE HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY APPOINT A SUCCESSOR TRUSTEE TO REPLACE THE SUCCESSOR TRUSTEE APPOINTED BY THE COMPANY.


           IF A SUCCESSOR TRUSTEE DOES NOT TAKE OFFICE WITHIN 60 DAYS AFTER THE RETIRING TRUSTEE RESIGNS OR IS REMOVED, THE RETIRING TRUSTEE, THE COMPANY, OR THE HOLDERS OF AT LEAST 10% IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY PETITION ANY COURT OF COMPETENT JURISDICTION FOR THE APPOINTMENT OF A SUCCESSOR TRUSTEE.


            IF THE TRUSTEE, AFTER WRITTEN REQUEST BY ANY HOLDER WHO HAS BEEN A HOLDER FOR AT LEAST SIX MONTHS, FAILS TO COMPLY WITH SECTION 7.10, SUCH HOLDER MAY PETITION ANY COURT OF COMPETENT JURISDICTION FOR THE REMOVAL OF THE TRUSTEE AND THE APPOINTMENT OF A SUCCESSOR TRUSTEE.


            A SUCCESSOR TRUSTEE SHALL DELIVER A WRITTEN ACCEPTANCE OF ITS APPOINTMENT TO THE RETIRING TRUSTEE AND TO THE COMPANY. THEREUPON, THE RESIGNATION OR REMOVAL OF THE RETIRING TRUSTEE SHALL BECOME EFFECTIVE, AND THE SUCCESSOR TRUSTEE SHALL HAVE ALL THE RIGHTS, POWERS AND DUTIES OF THE TRUSTEE UNDER THIS INDENTURE. THE SUCCESSOR TRUSTEE SHALL MAIL A NOTICE OF ITS SUCCESSION TO HOLDERS. THE RETIRING TRUSTEE SHALL PROMPTLY TRANSFER ALL PROPERTY HELD BY IT AS TRUSTEE TO THE SUCCESSOR TRUSTEE, PROVIDED ALL SUMS OWING TO THE TRUSTEE HEREUNDER HAVE BEEN PAID AND SUBJECT TO THE LIEN PROVIDED FOR IN SECTION
7.07 HEREOF. NOTWITHSTANDING


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

REPLACEMENT OF THE TRUSTEE PURSUANT TO THIS SECTION 7.08, THE COMPANY'S OBLIGATIONS UNDER SECTION 7.07 HEREOF SHALL CONTINUE FOR THE BENEFIT OF THE RETIRING TRUSTEE.


SECTION 7.09.     SUCCESSOR TRUSTEE BY MERGER, ETC.


           IF THE TRUSTEE CONSOLIDATES, MERGES OR CONVERTS INTO, OR TRANSFERS ALL OR SUBSTANTIALLY ALL OF ITS CORPORATE TRUST BUSINESS TO, ANOTHER CORPORATION, THE SUCCESSOR CORPORATION WITHOUT ANY FURTHER ACT SHALL BE THE SUCCESSOR TRUSTEE.


SECTION 7.10.     ELIGIBILITY; DISQUALIFICATION.


           THERE SHALL AT ALL TIMES BE A TRUSTEE HEREUNDER THAT IS A CORPORATION ORGANIZED AND DOING BUSINESS UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE THEREOF THAT IS AUTHORIZED UNDER SUCH LAWS TO EXERCISE CORPORATE TRUSTEE POWER, THAT IS SUBJECT TO SUPERVISION OR EXAMINATION BY FEDERAL OR STATE AUTHORITIES AND THAT HAS A COMBINED CAPITAL AND SURPLUS OF AT LEAST $100 MILLION OR BE A PART OF A BANK HOLDING COMPANY WITH A COMBINED CAPITAL AND SURPLUS OF AT LEAST $100 MILLION AS SET FORTH IN ITS MOST RECENT PUBLISHED ANNUAL REPORT OF CONDITION.


           THIS INDENTURE SHALL ALWAYS HAVE A TRUSTEE WHO SATISFIES THE REQUIREMENTS OF TIA SECTIONS 310(A)(1), (2) AND (5). THE TRUSTEE IS SUBJECT TO TIA SECTION 310(B).

SECTION 7.11.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.


           THE TRUSTEE IS SUBJECT TO TIA SECTION 311(A), EXCLUDING ANY CREDITOR RELATIONSHIP LISTED IN TIA SECTION 311(B). A TRUSTEE WHO HAS RESIGNED OR BEEN REMOVED SHALL BE SUBJECT TO TIA SECTION 311(A) TO THE EXTENT INDICATED THEREIN.


                                    ARTICLE 8
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE


SECTION 8.01.     OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.


           THE COMPANY MAY, AT THE OPTION OF ITS BOARD OF DIRECTORS EVIDENCED BY A RESOLUTION SET FORTH IN AN OFFICERS' CERTIFICATE, AT ANY TIME, ELECT TO HAVE EITHER SECTION 8.02 OR 8.03 HEREOF BE APPLIED TO ALL OUTSTANDING NOTES UPON COMPLIANCE WITH THE CONDITIONS SET FORTH BELOW IN THIS ARTICLE EIGHT.


SECTION 8.02.     LEGAL DEFEASANCE AND DISCHARGE.


           UPON THE COMPANY'S EXERCISE UNDER SECTION 8.01 HEREOF OF THE OPTION APPLICABLE TO THIS SECTION 8.02, THE COMPANY AND THE SUBSIDIARY GUARANTORS SHALL, SUBJECT TO THE SATISFACTION OF THE CONDITIONS SET FORTH IN SECTION 8.04 HEREOF, BE DEEMED TO HAVE BEEN DISCHARGED FROM THEIR RESPECTIVE OBLIGATIONS WITH RESPECT TO ALL OUTSTANDING NOTES AND SUBSIDIARY GUARANTIES, RESPECTIVELY, ON THE DATE THE CONDITIONS SET FORTH BELOW ARE SATISFIED (HEREINAFTER, "LEGAL DEFEASANCE"). FOR THIS PURPOSE, LEGAL DEFEASANCE MEANS THAT THE COMPANY SHALL BE DEEMED TO HAVE PAID AND DISCHARGED THE ENTIRE INDEBTEDNESS REPRESENTED BY THE OUTSTANDING NOTES, WHICH SHALL THEREAFTER BE DEEMED TO BE "OUTSTANDING" ONLY FOR THE PURPOSES OF SECTION 8.05 HEREOF AND THE OTHER SECTIONS OF THIS INDENTURE REFERRED TO IN (A) AND (B) BELOW, AND TO HAVE SATISFIED ALL ITS OTHER OBLIGATIONS UNDER SUCH NOTES AND THIS


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INDENTURE AND THE SUBSIDIARY GUARANTORS SHALL BE DEEMED TO HAVE BEEN DISCHARGED
FROM THEIR OBLIGATIONS WITH RESPECT TO THE SUBSIDIARY GUARANTIES (AND THE TRUSTEE, ON DEMAND OF AND AT THE EXPENSE OF THE COMPANY, SHALL EXECUTE PROPER INSTRUMENTS ACKNOWLEDGING THE SAME), EXCEPT FOR THE FOLLOWING PROVISIONS WHICH SHALL SURVIVE UNTIL OTHERWISE TERMINATED OR DISCHARGED HEREUNDER: (A) THE RIGHTS OF HOLDERS OF OUTSTANDING NOTES TO RECEIVE SOLELY FROM THE TRUST FUND DESCRIBED IN SECTION 8.04 HEREOF, AND AS MORE FULLY SET FORTH IN SUCH SECTION, PAYMENTS IN RESPECT OF THE PRINCIPAL OF, PREMIUM, LIQUIDATED DAMAGES, IF ANY, AND INTEREST ON SUCH NOTES WHEN SUCH PAYMENTS ARE DUE, (B) THE COMPANY'S OBLIGATIONS WITH RESPECT TO SUCH NOTES UNDER ARTICLE 2 AND SECTION 4.02 HEREOF, (C) THE RIGHTS, POWERS, TRUSTS, DUTIES AND IMMUNITIES OF THE TRUSTEE HEREUNDER AND THE COMPANY'S AND THE SUBSIDIARY GUARANTORS' OBLIGATIONS IN CONNECTION THEREWITH AND (D) THIS ARTICLE EIGHT. SUBJECT TO COMPLIANCE WITH THIS ARTICLE EIGHT, THE COMPANY MAY EXERCISE ITS OPTION UNDER THIS SECTION 8.02 NOTWITHSTANDING THE PRIOR EXERCISE OF ITS OPTION UNDER SECTION 8.03 HEREOF.


SECTION 8.03.     COVENANT DEFEASANCE.


           UPON THE COMPANY'S EXERCISE UNDER SECTION 8.01 HEREOF OF THE OPTION APPLICABLE TO THIS SECTION 8.03, THE COMPANY AND THE SUBSIDIARY GUARANTORS SHALL, SUBJECT TO THE SATISFACTION OF THE CONDITIONS SET FORTH IN SECTION 8.04 HEREOF, BE RELEASED FROM ITS OBLIGATIONS UNDER THE COVENANTS CONTAINED IN SECTIONS 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.15, 4.16, 4.17, 4.18, 4.19,
4.20 AND 4.21 HEREOF AND CLAUSE (IV) OF SECTION 5.01 HEREOF WITH RESPECT TO THE OUTSTANDING NOTES ON AND AFTER THE DATE THE CONDITIONS SET FORTH IN SECTION 8.04 ARE SATISFIED (HEREINAFTER, "COVENANT DEFEASANCE"), AND THE NOTES SHALL THEREAFTER BE DEEMED NOT "OUTSTANDING" FOR THE PURPOSES OF ANY DIRECTION, WAIVER, CONSENT OR DECLARATION OR ACT OF HOLDERS (AND THE CONSEQUENCES OF ANY THEREOF) IN CONNECTION WITH SUCH COVENANTS, BUT SHALL CONTINUE TO BE DEEMED "OUTSTANDING" FOR ALL OTHER PURPOSES HEREUNDER (IT BEING UNDERSTOOD THAT SUCH NOTES SHALL NOT BE DEEMED OUTSTANDING FOR ACCOUNTING PURPOSES). FOR THIS PURPOSE, COVENANT DEFEASANCE MEANS THAT, WITH RESPECT TO THE OUTSTANDING NOTES, THE COMPANY OR THE SUBSIDIARY GUARANTORS MAY OMIT TO COMPLY WITH AND SHALL HAVE NO LIABILITY IN RESPECT OF ANY TERM, CONDITION OR LIMITATION SET FORTH IN ANY SUCH COVENANT, WHETHER DIRECTLY OR INDIRECTLY, BY REASON OF ANY REFERENCE ELSEWHERE HEREIN TO ANY SUCH COVENANT OR BY REASON OF ANY REFERENCE IN ANY SUCH COVENANT TO ANY OTHER PROVISION HEREIN OR IN ANY OTHER DOCUMENT AND SUCH OMISSION TO COMPLY SHALL NOT CONSTITUTE A DEFAULT OR AN EVENT OF DEFAULT UNDER
SECTION 6.01 HEREOF, BUT, EXCEPT AS SPECIFIED ABOVE, THE REMAINDER OF THIS INDENTURE AND SUCH NOTES SHALL BE UNAFFECTED THEREBY. IN ADDITION, UPON THE COMPANY'S EXERCISE UNDER SECTION 8.01 HEREOF OF THE OPTION APPLICABLE TO THIS
SECTION 8.03 HEREOF, SUBJECT TO THE SATISFACTION OF THE CONDITIONS SET FORTH IN
SECTION 8.04 HEREOF, SECTIONS 6.01(C) THROUGH 6.01(F) HEREOF SHALL NOT CONSTITUTE EVENTS OF DEFAULT.


SECTION 8.04.     CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.


           THE FOLLOWING SHALL BE THE CONDITIONS TO THE APPLICATION OF EITHER
SECTION 8.02 OR 8.03 HEREOF TO THE OUTSTANDING NOTES:


           IN ORDER TO EXERCISE EITHER LEGAL DEFEASANCE OR COVENANT DEFEASANCE:


           (A) THE COMPANY MUST IRREVOCABLY DEPOSIT WITH THE TRUSTEE, IN TRUST, FOR THE BENEFIT OF THE HOLDERS, CASH IN UNITED STATES DOLLARS, NON-CALLABLE GOVERNMENT SECURITIES, OR A COMBINATION THEREOF, IN SUCH AMOUNTS AS SHALL BE SUFFICIENT, IN THE OPINION OF A NATIONALLY RECOGNIZED FIRM OF INDEPENDENT PUBLIC ACCOUNTANTS, TO PAY THE PRINCIPAL OF, OR INTEREST AND PREMIUM AND LIQUIDATED DAMAGES, IF ANY, ON THE OUTSTANDING NOTES ON THE


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STATED MATURITY OR ON THE APPLICABLE REDEMPTION DATE, AS THE CASE MAY BE;


           (B) IN THE CASE OF AN ELECTION UNDER SECTION 8.02 HEREOF, THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL IN THE UNITED STATES REASONABLY ACCEPTABLE TO THE TRUSTEE CONFIRMING THAT (A) THE COMPANY HAS RECEIVED FROM, OR THERE HAS BEEN PUBLISHED BY, THE INTERNAL REVENUE SERVICE A RULING OR (B) SINCE THE DATE OF THIS INDENTURE, THERE HAS BEEN A CHANGE IN THE APPLICABLE FEDERAL INCOME TAX LAW, IN EITHER CASE TO THE EFFECT THAT, AND BASED THEREON SUCH OPINION OF COUNSEL SHALL CONFIRM THAT, THE HOLDERS OF THE OUTSTANDING NOTES SHALL NOT RECOGNIZE INCOME, GAIN OR LOSS FOR FEDERAL INCOME TAX PURPOSES AS A RESULT OF SUCH LEGAL DEFEASANCE AND SHALL BE SUBJECT TO FEDERAL INCOME TAX ON THE SAME AMOUNTS, IN THE SAME MANNER AND AT THE SAME TIMES AS WOULD HAVE BEEN THE CASE IF SUCH LEGAL DEFEASANCE HAD NOT OCCURRED;


           (C) IN THE CASE OF AN ELECTION UNDER SECTION 8.03 HEREOF, THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL IN THE UNITED STATES REASONABLY ACCEPTABLE TO THE TRUSTEE CONFIRMING THAT THE HOLDERS OF THE OUTSTANDING NOTES SHALL NOT RECOGNIZE INCOME, GAIN OR LOSS FOR FEDERAL INCOME TAX PURPOSES AS A RESULT OF SUCH COVENANT DEFEASANCE AND SHALL BE SUBJECT TO FEDERAL INCOME TAX ON THE SAME AMOUNTS, IN THE SAME MANNER AND AT THE SAME TIMES AS WOULD HAVE BEEN THE CASE IF SUCH COVENANT DEFEASANCE HAD NOT OCCURRED;


           (D) NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING ON THE DATE OF SUCH DEPOSIT (OTHER THAN A DEFAULT OR EVENT OF DEFAULT RESULTING FROM THE INCURRENCE OF INDEBTEDNESS ALL OR A PORTION OF THE PROCEEDS OF WHICH SHALL BE USED TO DEFEASE THE NOTES PURSUANT TO THIS ARTICLE EIGHT CONCURRENTLY WITH SUCH INCURRENCE) OR INSOFAR AS SECTIONS 6.01(G) OR 6.01(H) HEREOF IS CONCERNED, AT ANY TIME IN THE PERIOD ENDING ON THE 91ST DAY AFTER THE DATE OF DEPOSIT;


           (E) SUCH LEGAL DEFEASANCE OR COVENANT DEFEASANCE SHALL NOT RESULT IN A BREACH OR VIOLATION OF, OR CONSTITUTE A DEFAULT UNDER, ANY MATERIAL AGREEMENT OR INSTRUMENT (OTHER THAN THIS INDENTURE) TO WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS A PARTY OR BY WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS BOUND;


           (F) THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL (WHICH MAY BE SUBJECT TO CUSTOMARY EXCEPTIONS) TO THE EFFECT THAT, ASSUMING NO INTERVENING BANKRUPTCY OF THE COMPANY OR ANY SUBSIDIARY GUARANTOR BETWEEN THE DATE OF DEPOSIT AND THE 91ST DAY FOLLOWING THE DEPOSIT AND ASSUMING THAT NO HOLDER IS AN "INSIDER" OF THE COMPANY UNDER APPLICABLE BANKRUPTCY LAW, AFTER THE 91ST DAY FOLLOWING THE DEPOSIT, THE TRUST FUNDS SHALL NOT BE SUBJECT TO THE EFFECT OF ANY APPLICABLE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY;


           (G) THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE AN OFFICERS' CERTIFICATE STATING THAT THE DEPOSIT WAS NOT MADE BY THE COMPANY WITH THE INTENT OF PREFERRING THE HOLDERS OVER ANY OTHER CREDITORS OF THE COMPANY OR WITH THE INTENT OF DEFEATING, HINDERING, DELAYING OR DEFRAUDING ANY OTHER CREDITORS OF THE COMPANY; AND


           (H) THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE AN OFFICERS' CERTIFICATE AND AN OPINION OF COUNSEL, EACH STATING THAT ALL CONDITIONS PRECEDENT PROVIDED FOR OR RELATING TO THE LEGAL DEFEASANCE OR THE COVENANT DEFEASANCE HAVE BEEN COMPLIED WITH.


           NOTWITHSTANDING THE FOREGOING, THE OPINION OF COUNSEL REQUIRED BY CLAUSES (B) OR


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(C) ABOVE NEED NOT BE DELIVERED IF, AT SUCH TIME, ALL OUTSTANDING NOTES HAVE
BEEN IRREVOCABLY CALLED FOR REDEMPTION IN ACCORDANCE WITH THE TERMS OF THIS INDENTURE.


SECTION 8.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.


           SUBJECT TO SECTION 8.06 HEREOF, ALL MONEY AND NON-CALLABLE GOVERNMENT SECURITIES (INCLUDING THE PROCEEDS THEREOF) DEPOSITED WITH THE TRUSTEE (OR OTHER QUALIFYING TRUSTEE, COLLECTIVELY FOR PURPOSES OF THIS SECTION 8.05, THE "TRUSTEE") PURSUANT TO SECTION 8.04 HEREOF IN RESPECT OF THE OUTSTANDING NOTES SHALL BE HELD IN TRUST AND APPLIED BY THE TRUSTEE, IN ACCORDANCE WITH THE PROVISIONS OF SUCH NOTES AND THIS INDENTURE, TO THE PAYMENT, EITHER DIRECTLY OR THROUGH ANY PAYING AGENT (INCLUDING THE COMPANY ACTING AS PAYING AGENT) AS THE TRUSTEE MAY DETERMINE, TO THE HOLDERS OF SUCH NOTES OF ALL SUMS DUE AND TO BECOME DUE THEREON IN RESPECT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST, BUT SUCH MONEY NEED NOT BE SEGREGATED FROM OTHER FUNDS EXCEPT TO THE EXTENT REQUIRED BY LAW.


           THE COMPANY SHALL PAY AND INDEMNIFY THE TRUSTEE AGAINST ANY TAX, FEE OR OTHER CHARGE IMPOSED ON OR ASSESSED AGAINST THE CASH OR NON-CALLABLE GOVERNMENT SECURITIES DEPOSITED PURSUANT TO SECTION 8.04 HEREOF OR THE PRINCIPAL AND INTEREST RECEIVED IN RESPECT THEREOF OTHER THAN ANY SUCH TAX, FEE OR OTHER CHARGE WHICH BY LAW IS FOR THE ACCOUNT OF THE HOLDERS OF THE OUTSTANDING NOTES.


           ANYTHING IN THIS ARTICLE EIGHT TO THE CONTRARY NOTWITHSTANDING, THE TRUSTEE SHALL DELIVER OR PAY TO THE COMPANY FROM TIME TO TIME UPON THE REQUEST OF THE COMPANY ANY MONEY OR NON-CALLABLE GOVERNMENT SECURITIES HELD BY IT AS PROVIDED IN SECTION 8.04 HEREOF WHICH, IN THE OPINION OF A NATIONALLY RECOGNIZED FIRM OF INDEPENDENT PUBLIC ACCOUNTANTS EXPRESSED IN A WRITTEN CERTIFICATION THEREOF DELIVERED TO THE TRUSTEE (WHICH MAY BE THE OPINION DELIVERED UNDER
SECTION 8.04(A) HEREOF), ARE IN EXCESS OF THE AMOUNT THEREOF THAT WOULD THEN BE REQUIRED TO BE DEPOSITED TO EFFECT AN EQUIVALENT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.


SECTION 8.06.     REPAYMENT TO COMPANY.


           ANY MONEY DEPOSITED WITH THE TRUSTEE OR ANY PAYING AGENT, OR THEN HELD BY THE COMPANY, IN TRUST FOR THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON ANY NOTE AND REMAINING UNCLAIMED FOR TWO YEARS AFTER SUCH PRINCIPAL, AND PREMIUM, IF ANY, OR INTEREST HAS BECOME DUE AND PAYABLE SHALL BE PAID TO THE COMPANY ON ITS REQUEST OR (IF THEN HELD BY THE COMPANY) SHALL BE DISCHARGED FROM SUCH TRUST; AND THE HOLDER OF SUCH NOTE SHALL THEREAFTER LOOK ONLY TO THE COMPANY FOR PAYMENT THEREOF, AND ALL LIABILITY OF THE TRUSTEE OR SUCH PAYING AGENT WITH RESPECT TO SUCH TRUST MONEY, AND ALL LIABILITY OF THE COMPANY AS TRUSTEE THEREOF, SHALL THEREUPON CEASE; PROVIDED, HOWEVER, THAT THE TRUSTEE OR SUCH PAYING AGENT, BEFORE BEING REQUIRED TO MAKE ANY SUCH REPAYMENT, MAY AT THE EXPENSE OF THE COMPANY CAUSE TO BE PUBLISHED ONCE, IN THE NEW YORK TIMES AND THE WALL STREET JOURNAL (NATIONAL EDITION), NOTICE THAT SUCH MONEY REMAINS UNCLAIMED AND THAT, AFTER A DATE SPECIFIED THEREIN, WHICH SHALL NOT BE LESS THAN 30 DAYS FROM THE DATE OF SUCH NOTIFICATION OR PUBLICATION, ANY UNCLAIMED BALANCE OF SUCH MONEY THEN REMAINING SHALL BE REPAID TO THE COMPANY.


SECTION 8.07.     REINSTATEMENT.


           IF THE TRUSTEE OR PAYING AGENT IS UNABLE TO APPLY ANY UNITED STATES DOLLARS OR NON-


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CALLABLE GOVERNMENT SECURITIES IN ACCORDANCE WITH SECTION 8.02 OR 8.03 HEREOF,
AS THE CASE MAY BE, BY REASON OF ANY ORDER OR JUDGMENT OF ANY COURT OR GOVERNMENTAL AUTHORITY ENJOINING, RESTRAINING OR OTHERWISE PROHIBITING SUCH APPLICATION, THEN THE COMPANY'S OBLIGATIONS UNDER THIS INDENTURE AND THE NOTES SHALL BE REVIVED AND REINSTATED AS THOUGH NO DEPOSIT HAD OCCURRED PURSUANT TO
SECTION 8.02 OR 8.03 HEREOF UNTIL SUCH TIME AS THE TRUSTEE OR PAYING AGENT IS PERMITTED TO APPLY ALL SUCH MONEY IN ACCORDANCE WITH SECTION 8.02 OR 8.03 HEREOF, AS THE CASE MAY BE; PROVIDED, HOWEVER, THAT, IF THE COMPANY MAKES ANY PAYMENT OF PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON ANY NOTE FOLLOWING THE REINSTATEMENT OF ITS OBLIGATIONS, THE COMPANY SHALL BE SUBROGATED TO THE RIGHTS OF THE HOLDERS OF SUCH NOTES TO RECEIVE SUCH PAYMENT FROM THE MONEY HELD BY THE TRUSTEE OR PAYING AGENT.


                                    ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER


SECTION 9.01.     WITHOUT CONSENT OF HOLDERS OF NOTES.


           NOTWITHSTANDING SECTION 9.02 OF THIS INDENTURE, THE COMPANY, THE SUBSIDIARY GUARANTORS AND THE TRUSTEE MAY AMEND OR SUPPLEMENT THIS INDENTURE, THE SUBSIDIARY GUARANTIES OR THE NOTES WITHOUT THE CONSENT OF ANY HOLDER OF A
NOTE:


           (A)   TO CURE ANY AMBIGUITY, DEFECT OR INCONSISTENCY;


           (B) TO PROVIDE FOR UNCERTIFICATED NOTES IN ADDITION TO OR IN PLACE OF CERTIFICATED NOTES OR TO ALTER THE PROVISIONS OF ARTICLE 2 HEREOF (INCLUDING THE RELATED DEFINITIONS) IN A MANNER THAT DOES NOT MATERIALLY ADVERSELY AFFECT ANY HOLDER;


           (C) TO PROVIDE FOR THE ASSUMPTION OF THE COMPANY'S, OR ANY SUBSIDIARY GUARANTOR'S OBLIGATIONS TO THE HOLDERS OF THE NOTES BY A SUCCESSOR TO THE COMPANY PURSUANT TO ARTICLE 5 HEREOF;


           (D) TO MAKE ANY CHANGE THAT WOULD PROVIDE ANY ADDITIONAL RIGHTS OR BENEFITS TO THE HOLDERS OF THE NOTES, INCLUDING PROVIDING FOR ADDITIONAL SUBSIDIARY GUARANTIES, OR THAT DOES NOT ADVERSELY AFFECT THE LEGAL RIGHTS HEREUNDER OF ANY HOLDER OF THE NOTE;


           (E) TO COMPLY WITH REQUIREMENTS OF THE SEC IN ORDER TO EFFECT OR MAINTAIN THE QUALIFICATION OF THIS INDENTURE UNDER THE TIA;


           (F) TO PROVIDE FOR THE ISSUANCE OF ADDITIONAL NOTES IN ACCORDANCE WITH THE LIMITATIONS SET FORTH IN THIS INDENTURE AS OF THE DATE HEREOF; OR


           (G) TO ALLOW ANY GUARANTOR TO EXECUTE A SUPPLEMENTAL INDENTURE AND/OR A SUBSIDIARY GUARANTEE WITH RESPECT TO THE NOTES.


           UPON THE REQUEST OF THE COMPANY ACCOMPANIED BY A RESOLUTION OF ITS BOARD OF DIRECTORS AUTHORIZING THE EXECUTION OF ANY SUCH AMENDED OR SUPPLEMENTAL INDENTURE, AND UPON RECEIPT BY THE TRUSTEE OF THE DOCUMENTS DESCRIBED IN SECTION
7.02 HEREOF, THE TRUSTEE SHALL JOIN WITH THE COMPANY AND THE SUBSIDIARY GUARANTORS IN THE EXECUTION OF ANY AMENDED OR SUPPLE MENTAL INDENTURE AUTHORIZED OR PERMITTED BY THE TERMS OF THIS INDENTURE AND TO MAKE ANY FURTHER APPROPRIATE AGREEMENTS AND STIPULATIONS THAT MAY BE THEREIN CONTAINED, BUT THE TRUSTEE SHALL NOT BE OBLIGATED TO ENTER INTO SUCH AMENDED OR SUPPLEMENTAL


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INDENTURE THAT AFFECTS ITS OWN RIGHTS, DUTIES OR IMMUNITIES UNDER THIS INDENTURE
OR OTHERWISE.


SECTION 9.02.     WITH CONSENT OF HOLDERS OF NOTES.


           EXCEPT AS PROVIDED BELOW IN THIS SECTION 9.02, THE COMPANY AND THE TRUSTEE MAY AMEND OR SUPPLEMENT THIS INDENTURE (INCLUDING SECTION 3.09, 4.10 AND
4.15 HEREOF) AND THE NOTES MAY BE AMENDED OR SUPPLEMENTED WITH THE CONSENT OF THE HOLDERS OF AT LEAST A MAJORITY IN PRINCIPAL AMOUNT OF THE NOTES (INCLUDING ADDITIONAL NOTES, IF ANY) THEN OUTSTANDING (INCLUDING, WITHOUT LIMITATION, CONSENTS OBTAINED IN CONNECTION WITH A TENDER OFFER OR EXCHANGE OFFER FOR, OR PURCHASE OF, THE NOTES), AND, SUBJECT TO SECTIONS 6.04 AND 6.07 HEREOF, ANY EXISTING DEFAULT OR EVENT OF DEFAULT (OTHER THAN A DEFAULT OR EVENT OF DEFAULT IN THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE NOTES, EXCEPT A PAYMENT DEFAULT RESULTING FROM AN ACCELERATION THAT HAS BEEN RESCINDED) OR COMPLIANCE WITH ANY PROVISION OF THIS INDENTURE OR THE NOTES MAY BE WAIVED WITH THE CONSENT OF THE HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES (INCLUDING ADDITIONAL NOTES, IF ANY) VOTING AS A SINGLE CLASS (INCLUDING, WITHOUT LIMITATION, CONSENTS OBTAINED IN CONNECTION WITH A TENDER OFFER OR EXCHANGE OFFER FOR, OR PURCHASE OF, THE NOTES).


           UPON THE REQUEST OF THE COMPANY ACCOMPANIED BY A RESOLUTION OF ITS BOARD OF DIRECTORS AUTHORIZING THE EXECUTION OF ANY SUCH AMENDED OR SUPPLEMENTAL INDENTURE, AND UPON THE FILING WITH THE TRUSTEE OF EVIDENCE SATISFACTORY TO THE TRUSTEE OF THE CONSENT OF THE HOLDERS OF NOTES AS AFORESAID, AND UPON RECEIPT BY THE TRUSTEE OF THE DOCUMENTS DESCRIBED IN SECTION 7.02 HEREOF, THE TRUSTEE SHALL JOIN WITH THE COMPANY IN THE EXECUTION OF SUCH AMENDED OR SUPPLEMENTAL INDENTURE UNLESS SUCH AMENDED OR SUPPLEMENTAL INDENTURE DIRECTLY AFFECTS THE TRUSTEE'S OWN RIGHTS, DUTIES OR IMMUNITIES UNDER THIS INDENTURE OR OTHERWISE, IN WHICH CASE THE TRUSTEE MAY IN ITS DISCRETION, BUT SHALL NOT BE OBLIGATED TO, ENTER INTO SUCH AMENDED OR SUPPLEMENTAL INDENTURE.


           IT SHALL NOT BE NECESSARY FOR THE CONSENT OF THE HOLDERS OF NOTES UNDER THIS SECTION 9.02 TO APPROVE THE PARTICULAR FORM OF ANY PROPOSED AMENDMENT OR WAIVER, BUT IT SHALL BE SUFFICIENT IF SUCH CONSENT APPROVES THE SUBSTANCE THEREOF.


           AFTER AN AMENDMENT, SUPPLEMENT OR WAIVER UNDER THIS SECTION BECOMES EFFECTIVE, THE COMPANY SHALL MAIL TO THE HOLDERS OF NOTES AFFECTED THEREBY A NOTICE BRIEFLY DESCRIBING THE AMENDMENT, SUPPLEMENT OR WAIVER. ANY FAILURE OF THE COMPANY TO MAIL SUCH NOTICE, OR ANY DEFECT THEREIN, SHALL NOT, HOWEVER, IN ANY WAY IMPAIR OR AFFECT THE VALIDITY OF ANY SUCH AMENDED OR SUPPLEMENTAL INDENTURE OR WAIVER. SUBJECT TO SECTIONS 6.04 AND 6.07 HEREOF, THE HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES THEN OUTSTANDING VOTING AS A SINGLE CLASS MAY WAIVE COMPLIANCE IN A PARTICULAR INSTANCE BY THE COMPANY WITH ANY PROVISION OF THIS INDENTURE OR THE NOTES. HOWEVER, WITHOUT THE CONSENT OF EACH HOLDER AFFECTED, AN AMENDMENT OR WAIVER UNDER THIS SECTION 9.02 MAY NOT (WITH RESPECT TO ANY NOTES (INCLUDING ADDITIONAL NOTES, IF ANY) HELD BY A NON-CONSENTING HOLDER):


           (A) REDUCE THE PRINCIPAL AMOUNT OF NOTES WHOSE HOLDERS MUST CONSENT TO AN AMENDMENT, SUPPLEMENT OR WAIVER;


           (B) REDUCE THE PRINCIPAL OF OR CHANGE THE FIXED MATURITY OF ANY NOTE OR ALTER OR WAIVE ANY OF THE PROVISIONS WITH RESPECT TO THE REDEMPTION OF THE NOTES EXCEPT AS PROVIDED ABOVE WITH RESPECT TO SECTIONS 3.09, 4.10 AND 4.15 HEREOF;


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           (C) REDUCE THE RATE OF OR CHANGE THE TIME FOR PAYMENT OF INTEREST,
INCLUDING DEFAULT INTEREST, ON ANY NOTE;


           (D) WAIVE A DEFAULT OR EVENT OF DEFAULT IN THE PAYMENT OF PRINCIPAL OF OR INTEREST OR PREMIUM OR LIQUIDATED DAMAGES, IF ANY, ON THE NOTES (EXCEPT A RESCISSION OF ACCELERATION OF THE NOTES BY THE HOLDERS OF AT LEAST A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES (INCLUDING ADDITIONAL NOTES, IF ANY) AND A WAIVER OF THE PAYMENT DEFAULT THAT RESULTED FROM SUCH ACCELERATION);


           (E) MAKE ANY NOTE PAYABLE IN MONEY OTHER THAN THAT STATED IN THE
NOTES;


           (F) MAKE ANY CHANGE IN THE PROVISIONS OF THIS INDENTURE RELATING TO WAIVERS OF PAST DEFAULTS OR THE RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENTS OF PRINCIPAL OF OR INTEREST OR PREMIUM OR LIQUIDATED DAMAGES, IF ANY, ON THE NOTES;


           (G) RELEASE ANY SUBSIDIARY GUARANTOR FROM ANY OF ITS OBLIGATIONS UNDER ITS SUBSIDIARY GUARANTY OR THE INDENTURE, EXCEPT IN ACCORDANCE WITH THE TERMS OF THE INDENTURE;


           (H) MAKE ANY CHANGE IN SECTION 6.04 OR 6.07 HEREOF OR IN THE FOREGOING AMENDMENT AND WAIVER PROVISIONS; OR


           (I) WAIVE A REDEMPTION PAYMENT WITH RESPECT TO ANY NOTE OTHER THAN A PAYMENT REQUIRED UNDER SECTIONS 4.10 OR 4.15.


SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT.


           EVERY AMENDMENT OR SUPPLEMENT TO THIS INDENTURE OR THE NOTES SHALL BE SET FORTH IN AN AMENDED OR SUPPLEMENTAL INDENTURE THAT COMPLIES WITH THE TIA AS THEN IN EFFECT.


SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS.


           UNTIL AN AMENDMENT, SUPPLEMENT OR WAIVER BECOMES EFFECTIVE, A CONSENT TO IT BY A HOLDER OF A NOTE IS A CONTINUING CONSENT BY THE HOLDER OF A NOTE AND EVERY SUBSEQUENT HOLDER OF A NOTE OR PORTION OF A NOTE THAT EVIDENCES THE SAME DEBT AS THE CONSENTING HOLDER'S NOTE, EVEN IF NOTATION OF THE CONSENT IS NOT MADE ON ANY NOTE. HOWEVER, ANY SUCH HOLDER OF A NOTE OR SUBSEQUENT HOLDER OF A NOTE MAY REVOKE THE CONSENT AS TO ITS NOTE IF THE TRUSTEE RECEIVES WRITTEN NOTICE OF REVOCATION BEFORE THE DATE THE WAIVER, SUPPLEMENT OR AMENDMENT BECOMES EFFECTIVE. AN AMENDMENT, SUPPLEMENT OR WAIVER BECOMES EFFECTIVE IN ACCORDANCE WITH ITS TERMS AND THEREAFTER BINDS EVERY HOLDER.


SECTION 9.05.  NOTATION ON OR EXCHANGE OF NOTES.


           THE TRUSTEE MAY PLACE AN APPROPRIATE NOTATION ABOUT AN AMENDMENT, SUPPLEMENT OR WAIVER ON ANY NOTE THEREAFTER AUTHENTICATED. THE COMPANY IN EXCHANGE FOR ALL NOTES MAY ISSUE AND THE TRUSTEE SHALL, UPON RECEIPT OF AN AUTHENTICATION ORDER, AUTHENTICATE NEW NOTES THAT REFLECT THE AMENDMENT, SUPPLEMENT OR WAIVER.


           FAILURE TO MAKE THE APPROPRIATE NOTATION OR ISSUE A NEW NOTE SHALL NOT AFFECT THE VALIDITY AND EFFECT OF SUCH AMENDMENT, SUPPLEMENT OR WAIVER.


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SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC.


           THE TRUSTEE SHALL SIGN ANY AMENDED OR SUPPLEMENTAL INDENTURE AUTHORIZED PURSUANT TO THIS ARTICLE NINE IF THE AMENDMENT OR SUPPLEMENT DOES NOT ADVERSELY AFFECT THE RIGHTS, DUTIES, LIABILITIES OR IMMUNITIES OF THE TRUSTEE. THE COMPANY MAY NOT SIGN AN AMENDMENT OR SUPPLEMENTAL INDENTURE UNTIL THE BOARD OF DIRECTORS APPROVES IT. IN EXECUTING ANY AMENDED OR SUPPLEMENTAL INDENTURE, THE TRUSTEE SHALL BE ENTITLED TO RECEIVE AND (SUBJECT TO SECTION 7.01 HEREOF) SHALL BE FULLY PROTECTED IN RELYING UPON, IN ADDITION TO THE DOCUMENTS REQUIRED BY SECTION 10.04 HEREOF, AN OFFICER'S CERTIFICATE AND AN OPINION OF COUNSEL STATING THAT THE EXECUTION OF SUCH AMENDED OR SUPPLEMENTAL INDENTURE IS AUTHORIZED OR PERMITTED BY THIS INDENTURE.


                                   ARTICLE 10
                                 SUBORDINATION


SECTION 10.01. AGREEMENT TO SUBORDINATE.


           THE COMPANY AGREES, AND EACH HOLDER BY ACCEPTING A NOTE AGREES, THAT THE INDEBTEDNESS EVIDENCED BY AND OTHER OBLIGATIONS WITH RESPECT TO THE NOTES ARE SUBORDINATED IN RIGHT OF PAYMENT, TO THE EXTENT AND IN THE MANNER PROVIDED IN THIS ARTICLE 10, TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (WHETHER OUTSTANDING ON THE DATE HEREOF OR HEREAFTER CREATED, INCURRED, ASSUMED OR GUARANTEED), AND THAT THE SUBORDINATION IS FOR THE BENEFIT OF THE HOLDERS OF SENIOR DEBT.


SECTION 10.02. LIQUIDATION; DISSOLUTION; BANKRUPTCY.


           UPON ANY PAYMENT OR DISTRIBUTION TO CREDITORS OF THE COMPANY IN A LIQUIDATION OR DISSOLUTION OF THE COMPANY OR IN A BANKRUPTCY, REORGANIZATION, INSOLVENCY, RECEIVERSHIP OR SIMILAR PROCEEDING RELATING TO THE COMPANY OR ITS PROPERTY, IN AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS OR ANY MARSHALING OF THE COMPANY'S ASSETS AND LIABILITIES:


                 (I) HOLDERS OF SENIOR DEBT SHALL BE ENTITLED TO RECEIVE PAYMENT IN FULL IN CASH OF ALL OBLIGATIONS DUE IN RESPECT OF SUCH SENIOR DEBT (INCLUDING INTEREST AFTER THE COMMENCEMENT OF ANY SUCH PROCEEDING AT THE RATE SPECIFIED IN THE APPLICABLE SENIOR DEBT, WHETHER OR NOT SUCH INTEREST WOULD BE AN ALLOWED CLAIM IN SUCH PROCEEDING) BEFORE HOLDERS OF THE NOTES SHALL BE ENTITLED TO RECEIVE ANY PAYMENT WITH RESPECT TO THE NOTES (EXCEPT THAT HOLDERS MAY RECEIVE (A) PERMITTED JUNIOR SECURITIES AND (B) PAYMENTS AND OTHER DISTRIBUTIONS MADE FROM ANY DEFEASANCE TRUST CREATED PURSUANT TO
      SECTION 8.01 HEREOF IF THE FUNDING OF SUCH TRUST IS PERMITTED UNDER
      SECTION 8.04); AND


                 (II) UNTIL ALL OBLIGATIONS WITH RESPECT TO SENIOR DEBT (AS PROVIDED IN CLAUSE (I) ABOVE) ARE PAID IN FULL IN CASH, ANY PAYMENT OR DISTRIBUTION TO WHICH HOLDERS WOULD BE ENTITLED BUT FOR THIS ARTICLE 10 SHALL BE MADE TO HOLDERS OF SENIOR DEBT (EXCEPT THAT HOLDERS OF NOTES MAY RECEIVE (A) PERMITTED JUNIOR SECURITIES AND (B) PAYMENTS AND OTHER DISTRIBUTIONS MADE FROM ANY DEFEASANCE TRUST CREATED PURSUANT TO SECTION
      8.01 HEREOF IF THE FUNDING OF SUCH TRUST IS PERMITTED UNDER SECTION 8.04), AS THEIR INTERESTS MAY APPEAR.


SECTION 10.03. DEFAULT ON DESIGNATED SENIOR DEBT.


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

           (A) THE COMPANY MAY NOT MAKE ANY PAYMENT OR DISTRIBUTION (WHETHER BY PURCHASE, REDEMPTION, DEFEASANCE OR OTHERWISE) IN RESPECT OF OBLIGATIONS WITH RESPECT TO THE NOTES AND MAY NOT ACQUIRE FROM THE TRUSTEE OR ANY HOLDER ANY NOTES FOR CASH OR PROPERTY (OTHER THAN (A) PERMITTED JUNIOR SECURITIES AND (B) PAYMENTS AND OTHER DISTRIBUTIONS MADE FROM ANY DEFEASANCE TRUST CREATED PURSUANT TO SECTION 8.01 HEREOF IF THE FUNDING OF SUCH TRUST IS PERMITTED UNDER SECTION 8.04), UNTIL ALL PRINCIPAL AND OTHER OBLIGATIONS WITH RESPECT TO THE SENIOR DEBT HAVE BEEN PAID IN FULL IN CASH IF:


                 (I) A DEFAULT IN THE PAYMENT OF ANY PRINCIPAL OR OTHER OBLIGATIONS WITH RESPECT TO DESIGNATED SENIOR DEBT OCCURS AND IS CONTINUING; OR


                 (II) A DEFAULT, OTHER THAN A PAYMENT DEFAULT, ON DESIGNATED SENIOR DEBT OCCURS AND IS CONTINUING THAT THEN PERMITS HOLDERS OF THE DESIGNATED SENIOR DEBT TO ACCELERATE ITS MATURITY AND THE TRUSTEE RECEIVES A NOTICE OF THE DEFAULT (A "PAYMENT BLOCKAGE NOTICE") FROM A PERSON WHO MAY GIVE IT PURSUANT TO SECTION 10.11 HEREOF. IF THE TRUSTEE RECEIVES ANY SUCH PAYMENT BLOCKAGE NOTICE, NO SUBSEQUENT PAYMENT BLOCKAGE NOTICE SHALL BE EFFECTIVE FOR PURPOSES OF THIS SECTION UNLESS AND UNTIL AT LEAST 360 DAYS SHALL HAVE ELAPSED SINCE THE EFFECTIVENESS OF THE IMMEDIATELY PRIOR PAYMENT BLOCKAGE NOTICE. NO NONPAYMENT DEFAULT THAT EXISTED OR WAS CONTINUING ON THE DATE OF DELIVERY OF ANY PAYMENT BLOCKAGE NOTICE TO THE TRUSTEE SHALL BE, OR BE MADE, THE BASIS FOR A SUBSEQUENT PAYMENT BLOCKAGE NOTICE UNLESS SUCH DEFAULT SHALL HAVE BEEN WAIVED FOR A PERIOD OF NOT LESS THAN 90 DAYS.


           (B) THE COMPANY MAY AND SHALL RESUME PAYMENTS ON AND DISTRIBUTIONS IN RESPECT OF THE NOTES:


                 (I) IN THE CASE OF A PAYMENT DEFAULT, THE DATE UPON WHICH THE DEFAULT IS CURED OR WAIVED, OR


                 (II) IN THE CASE OF A NONPAYMENT DEFAULT, THE EARLIER OF THE DATE ON WHICH SUCH NONPAYMENT DEFAULT IS CURED OR WAIVED OR 179 DAYS AFTER THE DATE ON WHICH THE APPLICABLE PAYMENT BLOCKAGE NOTICE IS RECEIVED UNLESS THE MATURITY OF SUCH DESIGNATED SENIOR DEBT HAS BEEN ACCELERATED,


           IF THIS ARTICLE 10 OTHERWISE PERMITS THE PAYMENT, DISTRIBUTION OR ACQUISITION AT THE TIME OF SUCH PAYMENT OR ACQUISITION.


SECTION 10.04. ACCELERATION OF SECURITIES.


           IF PAYMENT OF THE SECURITIES IS ACCELERATED BECAUSE OF AN EVENT OF DEFAULT, THE COMPANY SHALL PROMPTLY NOTIFY HOLDERS OF SENIOR DEBT OF THE ACCELERATION.


SECTION 10.05. WHEN DISTRIBUTION MUST BE PAID OVER.


           IN THE EVENT THAT THE TRUSTEE OR ANY HOLDER RECEIVES ANY PAYMENT OF OR DISTRIBUTION WITH RESPECT TO ANY OBLIGATIONS WITH RESPECT TO THE NOTES (EXCEPT IN PERMITTED JUNIOR SECURITIES IN THE CIRCUMSTANCES PERMITTED IN SECTION
10.02 OR FROM THE TRUST DESCRIBED IN SECTION 8 HEREOF IF THE FUNDING OF SUCH TRUST IS PERMITTED BY SECTION 8.04) AT A TIME WHEN SUCH PAYMENT IS PROHIBITED BY
SECTION 10.02 OR 10.03 HEREOF, SUCH PAYMENT OR DISTRIBUTION SHALL BE HELD BY THE TRUSTEE OR SUCH HOLDER, IN TRUST FOR THE BENEFIT OF, AND SHALL BE PAID FORTHWITH OVER AND DELIVERED, UPON WRITTEN REQUEST, TO, THE HOLDERS OF SENIOR DEBT AS THEIR INTERESTS


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MAY APPEAR OR THEIR REPRESENTATIVE UNDER THE INDENTURE OR OTHER AGREEMENT (IF
ANY) PURSUANT TO WHICH SENIOR DEBT MAY HAVE BEEN ISSUED, AS THEIR RESPECTIVE INTERESTS MAY APPEAR, FOR APPLICATION TO THE PAYMENT OF ALL OBLIGATIONS WITH RESPECT TO SENIOR DEBT REMAINING UNPAID TO THE EXTENT NECESSARY TO PAY SUCH OBLIGATIONS IN FULL IN ACCORDANCE WITH THEIR TERMS IN CASH, AFTER GIVING EFFECT TO ANY CONCURRENT PAYMENT OR DISTRIBUTION TO OR FOR THE HOLDERS OF SENIOR DEBT.


           WITH RESPECT TO THE HOLDERS OF SENIOR DEBT, THE TRUSTEE UNDERTAKES TO PERFORM ONLY SUCH OBLIGATIONS ON THE PART OF THE TRUSTEE AS ARE SPECIFICALLY SET FORTH IN THIS ARTICLE 10, AND NO IMPLIED COVENANTS OR OBLIGATIONS WITH RESPECT TO THE HOLDERS OF SENIOR DEBT SHALL BE READ INTO THIS INDENTURE AGAINST THE TRUSTEE. THE TRUSTEE SHALL NOT BE DEEMED TO OWE ANY FIDUCIARY DUTY TO THE HOLDERS OF SENIOR DEBT, AND SHALL NOT BE LIABLE TO ANY SUCH HOLDERS IF THE TRUSTEE SHALL PAY OVER OR DISTRIBUTE TO OR ON BEHALF OF HOLDERS OR THE COMPANY OR ANY OTHER PERSON MONEY OR ASSETS TO WHICH ANY HOLDERS OF SENIOR DEBT SHALL BE ENTITLED BY VIRTUE OF THIS ARTICLE 10, EXCEPT IF SUCH PAYMENT IS MADE AS A RESULT OF THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE TRUSTEE.


SECTION 10.06. NOTICE BY COMPANY.


           THE COMPANY SHALL PROMPTLY NOTIFY THE TRUSTEE AND THE PAYING AGENT OF ANY FACTS KNOWN TO THE COMPANY THAT WOULD CAUSE A PAYMENT OF ANY OBLIGATIONS WITH RESPECT TO THE NOTES TO VIOLATE THIS ARTICLE 10, BUT FAILURE TO GIVE SUCH NOTICE SHALL NOT AFFECT THE SUBORDINATION OF THE NOTES TO THE SENIOR DEBT AS PROVIDED IN THIS ARTICLE 10.


SECTION 10.07. SUBROGATION.


           AFTER ALL SENIOR DEBT IS PAID IN FULL IN CASH AND UNTIL THE NOTES ARE PAID IN FULL, HOLDERS OF NOTES SHALL BE SUBROGATED (EQUALLY AND RATABLY WITH ALL OTHER INDEBTEDNESS PARI PASSU WITH THE NOTES) TO THE RIGHTS OF HOLDERS OF SENIOR DEBT TO RECEIVE DISTRIBUTIONS APPLICABLE TO SENIOR DEBT TO THE EXTENT THAT DISTRIBUTIONS OTHERWISE PAYABLE TO THE HOLDERS OF NOTES HAVE BEEN APPLIED TO THE PAYMENT OF SENIOR DEBT. A DISTRIBUTION MADE UNDER THIS ARTICLE 10 TO HOLDERS OF SENIOR DEBT THAT OTHERWISE WOULD HAVE BEEN MADE TO HOLDERS OF NOTES IS NOT, AS BETWEEN THE COMPANY AND HOLDERS, A PAYMENT BY THE COMPANY ON THE NOTES.


SECTION 10.08. RELATIVE RIGHTS.


           THIS ARTICLE 10 DEFINES THE RELATIVE RIGHTS OF HOLDERS OF NOTES AND HOLDERS OF SENIOR DEBT. NOTHING IN THIS INDENTURE SHALL:


                 (I) IMPAIR, AS BETWEEN THE COMPANY AND HOLDERS OF NOTES, THE OBLIGATION OF THE COMPANY, WHICH IS ABSOLUTE AND UNCONDITIONAL, TO PAY PRINCIPAL OF AND INTEREST ON THE NOTES IN ACCORDANCE WITH THEIR TERMS;


                 (II) AFFECT THE RELATIVE RIGHTS OF HOLDERS OF NOTES AND CREDITORS OF THE COMPANY OTHER THAN THEIR RIGHTS IN RELATION TO HOLDERS OF SENIOR DEBT; OR


                 (III)PREVENT THE TRUSTEE OR ANY HOLDER OF NOTES FROM EXERCISING ITS AVAILABLE REMEDIES UPON A DEFAULT OR EVENT OF DEFAULT, SUBJECT TO THE RIGHTS OF HOLDERS AND OWNERS OF SENIOR DEBT TO RECEIVE DISTRIBUTIONS AND PAYMENTS OTHERWISE PAYABLE TO HOLDERS OF NOTES.


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           IF THE COMPANY FAILS BECAUSE OF THIS ARTICLE 10 TO PAY PRINCIPAL OF
OR INTEREST ON A NOTE ON THE DUE DATE, THE FAILURE IS STILL A DEFAULT OR EVENT OF DEFAULT.


SECTION 10.09. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.


           NO RIGHT OF ANY HOLDER OF SENIOR DEBT TO ENFORCE THE SUBORDINATION OF THE INDEBTEDNESS EVIDENCED BY THE NOTES SHALL BE IMPAIRED BY ANY ACT OR FAILURE TO ACT BY THE COMPANY OR ANY HOLDER OR BY THE FAILURE OF THE COMPANY OR ANY HOLDER TO COMPLY WITH THIS INDENTURE.


SECTION 10.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE.


           WHENEVER A PAYMENT OR DISTRIBUTION IS TO BE MADE OR A NOTICE GIVEN TO HOLDERS OF SENIOR DEBT, THE PAYMENT OR DISTRIBUTION MAY BE MADE AND THE NOTICE GIVEN TO THEIR REPRESENTATIVE.


           UPON ANY PAYMENT OR DISTRIBUTION OF ASSETS OF THE COMPANY REFERRED TO IN THIS ARTICLE 10, THE TRUSTEE AND THE HOLDERS OF NOTES SHALL BE ENTITLED TO RELY UPON ANY ORDER OR DECREE MADE BY ANY COURT OF COMPETENT JURISDICTION OR UPON ANY CERTIFICATE OF SUCH REPRESENTATIVE OR OF THE LIQUIDATING TRUSTEE OR AGENT OR OTHER PERSON MAKING ANY DISTRIBUTION TO THE TRUSTEE OR TO THE HOLDERS OF NOTES FOR THE PURPOSE OF ASCERTAINING THE PERSONS ENTITLED TO PARTICIPATE IN SUCH DISTRIBUTION, THE HOLDERS OF THE SENIOR DEBT AND OTHER INDEBTEDNESS OF THE COMPANY, THE AMOUNT THEREOF OR PAYABLE THEREON, THE AMOUNT OR AMOUNTS PAID OR DISTRIBUTED THEREON AND ALL OTHER FACTS PERTINENT THERETO OR TO THIS ARTICLE 10.


SECTION 10.11. RIGHTS OF TRUSTEE AND PAYING AGENT.


           NOTWITHSTANDING THE PROVISIONS OF THIS ARTICLE 10 OR ANY OTHER PROVISION OF THIS INDENTURE, THE TRUSTEE SHALL NOT BE CHARGED WITH KNOWLEDGE OF THE EXISTENCE OF ANY FACTS THAT WOULD PROHIBIT THE MAKING OF ANY PAYMENT OR DISTRIBUTION BY THE TRUSTEE, AND THE TRUSTEE AND THE PAYING AGENT MAY CONTINUE TO MAKE PAYMENTS ON THE NOTES, UNLESS THE TRUSTEE SHALL HAVE RECEIVED AT ITS CORPORATE TRUST OFFICE AT LEAST TWO BUSINESS DAYS PRIOR TO THE DATE OF SUCH PAYMENT WRITTEN NOTICE OF FACTS THAT WOULD CAUSE THE PAYMENT OF ANY OBLIGATIONS WITH RESPECT TO THE NOTES TO VIOLATE THIS ARTICLE 10. ONLY THE COMPANY OR A REPRESENTATIVE MAY GIVE THE NOTICE. NOTHING IN THIS ARTICLE 10 SHALL IMPAIR THE CLAIMS OF, OR PAYMENTS TO, THE TRUSTEE UNDER OR PURSUANT TO SECTION 7.07 HEREOF.


           THE TRUSTEE IN ITS INDIVIDUAL OR ANY OTHER CAPACITY MAY HOLD SENIOR DEBT WITH THE SAME RIGHTS IT WOULD HAVE IF IT WERE NOT TRUSTEE. ANY AGENT MAY DO THE SAME WITH LIKE RIGHTS. EACH PAYING AGENT SHALL BE SUBJECT TO THE OBLIGATIONS OF THE TRUSTEE UNDER THIS ARTICLE 10.


SECTION 10.12. AUTHORIZATION TO EFFECT SUBORDINATION.


           EACH HOLDER OF NOTES, BY THE HOLDER'S ACCEPTANCE THEREOF, AUTHORIZES AND DIRECTS THE TRUSTEE ON SUCH HOLDER'S BEHALF TO TAKE SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE TO EFFECTUATE THE SUBORDINATION AS PROVIDED IN THIS
ARTICLE 10, AND APPOINTS THE TRUSTEE TO ACT AS SUCH HOLDER'S ATTORNEY-IN-FACT FOR ANY AND ALL SUCH PURPOSES. IF THE TRUSTEE DOES NOT FILE A PROPER PROOF OF CLAIM OR PROOF OF DEBT IN THE FORM REQUIRED IN ANY PROCEEDING REFERRED TO IN
SECTION 6.09 HEREOF AT LEAST 30 DAYS BEFORE THE EXPIRATION OF THE TIME TO FILE SUCH CLAIM, THE REPRESENTATIVE OF THE HOLDERS IS HEREBY AUTHORIZED TO FILE AN APPROPRIATE CLAIM FOR AND


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ON BEHALF OF THE HOLDERS OF THE NOTES.


SECTION 10.13. AMENDMENTS.


           THE PROVISIONS OF THIS ARTICLE 10 SHALL NOT BE AMENDED OR MODIFIED WITHOUT THE WRITTEN CONSENT OF THE HOLDERS OF ALL SENIOR DEBT.


                        ARTICLE 11 SUBSIDIARY GUARANTIES


SECTION 11.01. GUARANTY.


           SUBJECT TO THIS ARTICLE 11, EACH OF THE SUBSIDIARY GUARANTORS HEREBY, JOINTLY AND SEVERALLY, UNCONDITIONALLY GUARANTIES TO EACH HOLDER OF A NOTE AUTHENTICATED AND DELIVERED BY THE TRUSTEE AND TO THE TRUSTEE AND ITS SUCCESSORS AND ASSIGNS, IRRESPECTIVE OF THE VALIDITY AND ENFORCEABILITY OF THIS INDENTURE, THE NOTES OR THE OBLIGATIONS OF THE COMPANY HEREUNDER OR THEREUNDER, THAT: (A) THE PRINCIPAL OF AND INTEREST ON THE NOTES SHALL BE PROMPTLY PAID IN FULL WHEN DUE, WHETHER AT MATURITY, BY ACCELERATION, REDEMPTION OR OTHERWISE, AND INTEREST ON THE OVERDUE PRINCIPAL OF AND INTEREST ON THE NOTES, IF ANY, IF LAWFUL, AND ALL OTHER OBLIGATIONS OF THE COMPANY TO THE HOLDERS OR THE TRUSTEE HEREUNDER OR THEREUNDER SHALL BE PROMPTLY PAID IN FULL OR PERFORMED, ALL IN ACCORDANCE WITH THE TERMS HEREOF AND THEREOF; AND (B) IN CASE OF ANY EXTENSION OF TIME OF PAYMENT OR RENEWAL OF ANY NOTES OR ANY OF SUCH OTHER OBLIGATIONS, THAT SAME SHALL BE PROMPTLY PAID IN FULL WHEN DUE OR PERFORMED IN ACCORDANCE WITH THE TERMS OF THE EXTENSION OR RENEWAL, WHETHER AT STATED MATURITY, BY ACCELERATION OR OTHERWISE. FAILING PAYMENT WHEN DUE OF ANY AMOUNT SO GUARANTEED OR ANY PERFORMANCE SO GUARANTEED FOR WHATEVER REASON, THE SUBSIDIARY GUARANTORS SHALL BE JOINTLY AND SEVERALLY OBLIGATED TO PAY THE SAME IMMEDIATELY. EACH SUBSIDIARY GUARANTOR AGREES THAT THIS IS A GUARANTY OF PAYMENT AND NOT A GUARANTY OF COLLECTION.


           THE SUBSIDIARY GUARANTORS HEREBY AGREE THAT THEIR OBLIGATIONS HEREUNDER SHALL BE UNCONDITIONAL, IRRESPECTIVE OF THE VALIDITY, REGULARITY OR ENFORCEABILITY OF THE NOTES OR THIS INDENTURE, THE ABSENCE OF ANY ACTION TO ENFORCE THE SAME, ANY WAIVER OR CONSENT BY ANY HOLDER OF THE NOTES WITH RESPECT TO ANY PROVISIONS HEREOF OR THEREOF, THE RECOVERY OF ANY JUDGMENT AGAINST THE COMPANY, ANY ACTION TO ENFORCE THE SAME OR ANY OTHER CIRCUMSTANCE WHICH MIGHT OTHERWISE CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OR DEFENSE OF A SUBSIDIARY GUARANTOR. EACH SUBSIDIARY GUARANTOR HEREBY WAIVES DILIGENCE, PRESENTMENT, DEMAND OF PAYMENT, FILING OF CLAIMS WITH A COURT IN THE EVENT OF INSOLVENCY OR BANKRUPTCY OF THE COMPANY, ANY RIGHT TO REQUIRE A PROCEEDING FIRST AGAINST THE COMPANY, PROTEST, NOTICE AND ALL DEMANDS WHATSOEVER AND COVENANT THAT THIS SUBSIDIARY GUARANTY SHALL NOT BE DISCHARGED EXCEPT BY COMPLETE PERFORMANCE OF THE OBLIGATIONS CONTAINED IN THE NOTES AND THIS INDENTURE.


           IF ANY HOLDER OR THE TRUSTEE IS REQUIRED BY ANY COURT OR OTHERWISE TO RETURN TO THE COMPANY, THE SUBSIDIARY GUARANTORS OR ANY CUSTODIAN, TRUSTEE, LIQUIDATOR OR OTHER SIMILAR OFFICIAL ACTING IN RELATION TO EITHER THE COMPANY OR THE SUBSIDIARY GUARANTORS, ANY AMOUNT PAID BY EITHER TO THE TRUSTEE OR SUCH HOLDER, THIS SUBSIDIARY GUARANTY, TO THE EXTENT THERETOFORE DISCHARGED, SHALL BE REINSTATED IN FULL FORCE AND EFFECT.


           EACH SUBSIDIARY GUARANTOR AGREES THAT IT SHALL NOT BE ENTITLED TO ANY RIGHT OF


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SUBROGATION IN RELATION TO THE HOLDERS IN RESPECT OF ANY OBLIGATIONS GUARANTIED
HEREBY UNTIL PAYMENT IN FULL OF ALL OBLIGATIONS GUARANTEED HEREBY. EACH SUBSIDIARY GUARANTOR FURTHER AGREES THAT, AS BETWEEN THE SUBSIDIARY GUARANTORS, ON THE ONE HAND, AND THE HOLDERS AND THE TRUSTEE, ON THE OTHER HAND, (X) THE MATURITY OF THE OBLIGATIONS GUARANTEED HEREBY MAY BE ACCELERATED AS PROVIDED IN
ARTICLE 6 HEREOF FOR THE PURPOSES OF THIS SUBSIDIARY GUARANTY, NOTWITHSTANDING ANY STAY, INJUNCTION OR OTHER PROHIBITION PREVENTING SUCH ACCELERATION IN RESPECT OF THE OBLIGATIONS GUARANTEED HEREBY, AND (Y) IN THE EVENT OF ANY DECLARATION OF ACCELERATION OF SUCH OBLIGATIONS AS PROVIDED IN ARTICLE 6 HEREOF, SUCH OBLIGATIONS (WHETHER OR NOT DUE AND PAYABLE) SHALL FORTHWITH BECOME DUE AND PAYABLE BY THE SUBSIDIARY GUARANTORS FOR THE PURPOSE OF THIS SUBSIDIARY GUARANTY. THE SUBSIDIARY GUARANTORS SHALL HAVE THE RIGHT TO SEEK CONTRIBUTION FROM ANY NON-PAYING SUBSIDIARY GUARANTOR SO LONG AS THE EXERCISE OF SUCH RIGHT DOES NOT IMPAIR THE RIGHTS OF THE HOLDERS UNDER THE SUBSIDIARY GUARANTY.


SECTION 11.02. SUBORDINATION OF SUBSIDIARY GUARANTY.


           THE OBLIGATIONS OF EACH SUBSIDIARY GUARANTOR UNDER ITS SUBSIDIARY GUARANTY PURSUANT TO THIS ARTICLE 11 OR ITS SUBSIDIARY GUARANTY IN THE FORM OF EXHIBIT F HERETO SHALL BE JUNIOR AND SUBORDINATED IN RIGHT OR PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OF SENIOR DEBT (INCLUDING INTEREST AFTER THE COMMENCEMENT OF ANY PROCEEDING OF THE TYPE DESCRIBED IN SECTION 10.02 WITH RESPECT TO SUCH SUBSIDIARY GUARANTOR AT THE RATE SPECIFIED IN THE APPLICABLE SENIOR DEBT, WHETHER OR NOT SUCH INTEREST WOULD BE AN ALLOWED CLAIM IN SUCH PROCEEDING) OF SUCH SUBSIDIARY GUARANTOR ON THE SAME BASIS AS THE NOTES ARE JUNIOR AND SUBORDINATED TO SENIOR DEBT OF THE COMPANY MUTADIS MUTANDIS AND INCLUDING, WITHOUT LIMITATION, WITH REFERENCES TO THE COMPANY IN SECTION 10.02 BEING DEEMED TO BE REFERENCES TO SUCH SUBSIDIARY GUARANTORS FOR PURPOSES OF THIS
SECTION 11.02. FOR THE PURPOSES OF THE FOREGOING SENTENCE, THE TRUSTEE AND THE HOLDERS SHALL HAVE THE RIGHT TO RECEIVE AND/OR RETAIN PAYMENTS BY ANY OF THE SUBSIDIARY GUARANTORS ONLY AT SUCH TIMES AS THEY MAY RECEIVE AND/OR RETAIN PAYMENTS IN RESPECT OF THE NOTES PURSUANT TO THIS INDENTURE, INCLUDING ARTICLE 10 HEREOF.


SECTION 11.03. LIMITATION ON SUBSIDIARY GUARANTOR LIABILITY.


           EACH SUBSIDIARY GUARANTOR, AND BY ITS ACCEPTANCE OF NOTES, EACH HOLDER, HEREBY CONFIRMS THAT IT IS THE INTENTION OF ALL SUCH PARTIES THAT THE SUBSIDIARY GUARANTY OF SUCH SUBSIDIARY GUARANTOR NOT CONSTITUTE A FRAUDULENT TRANSFER OR CONVEYANCE FOR PURPOSES OF BANKRUPTCY LAW, THE UNIFORM FRAUDULENT CONVEYANCE ACT, THE UNIFORM FRAUDULENT TRANSFER ACT OR ANY SIMILAR FEDERAL OR STATE LAW TO THE EXTENT APPLICABLE TO ANY SUBSIDIARY GUARANTY. TO EFFECTUATE THE FOREGOING INTENTION, THE TRUSTEE, THE HOLDERS AND THE SUBSIDIARY GUARANTORS HEREBY IRREVOCABLY AGREE THAT THE OBLIGATIONS OF SUCH SUBSIDIARY GUARANTOR SHALL, AFTER GIVING EFFECT TO SUCH MAXIMUM AMOUNT AND ALL OTHER CONTINGENT AND FIXED LIABILITIES OF SUCH SUBSIDIARY GUARANTOR THAT ARE RELEVANT UNDER SUCH LAWS, AND AFTER GIVING EFFECT TO ANY COLLECTIONS FROM, RIGHTS TO RECEIVE CONTRIBUTION FROM OR PAYMENTS MADE BY OR ON BEHALF OF ANY OTHER SUBSIDIARY GUARANTOR IN RESPECT OF THE OBLIGATIONS OF SUCH OTHER SUBSIDIARY GUARANTOR UNDER THIS ARTICLE 11, RESULT IN THE OBLIGATIONS OF SUCH SUBSIDIARY GUARANTOR UNDER ITS SUBSIDIARY GUARANTY NOT CONSTITUTING A FRAUDULENT TRANSFER OR CONVEYANCE.


SECTION 11.04. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTY.


           TO EVIDENCE ITS SUBSIDIARY GUARANTY SET FORTH IN SECTION 11.01, EACH SUBSIDIARY


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GUARANTOR HEREBY AGREES THAT A NOTATION OF SUCH SUBSIDIARY GUARANTY
SUBSTANTIALLY IN THE FORM INCLUDED IN EXHIBIT E SHALL BE ENDORSED BY AN OFFICER OF SUCH SUBSIDIARY GUARANTOR ON EACH NOTE AUTHENTICATED AND DELIVERED BY THE TRUSTEE AND THAT THIS INDENTURE SHALL BE EXECUTED ON BEHALF OF SUCH SUBSIDIARY GUARANTOR BY ITS PRESIDENT OR ONE OF ITS VICE PRESIDENTS.


           EACH SUBSIDIARY GUARANTOR HEREBY AGREES THAT ITS SUBSIDIARY GUARANTY SET FORTH IN SECTION 11.01 SHALL REMAIN IN FULL FORCE AND EFFECT NOTWITHSTANDING ANY FAILURE TO ENDORSE ON EACH NOTE A NOTATION OF SUCH SUBSIDIARY GUARANTY.


           IF AN OFFICER WHOSE SIGNATURE IS ON THIS INDENTURE OR ON THE SUBSIDIARY GUARANTY NO LONGER HOLDS THAT OFFICE AT THE TIME THE TRUSTEE AUTHENTICATES THE NOTE ON WHICH A SUBSIDIARY GUARANTY IS ENDORSED, THE SUBSIDIARY GUARANTY SHALL BE VALID NEVERTHELESS


           THE DELIVERY OF ANY NOTE BY THE TRUSTEE, AFTER THE AUTHENTICATION THEREOF HEREUNDER, SHALL CONSTITUTE DUE DELIVERY OF THE SUBSIDIARY GUARANTY SET FORTH IN THIS INDENTURE ON BEHALF OF THE SUBSIDIARY GUARANTORS.


           IN THE EVENT THAT THE COMPANY CREATES OR ACQUIRES ANY NEW SUBSIDIARIES SUBSEQUENT TO THE DATE OF THIS INDENTURE, IF REQUIRED BY SECTION
4.19 HEREOF, THE COMPANY SHALL CAUSE SUCH SUBSIDIARIES TO EXECUTE SUPPLEMENTAL INDENTURES TO THIS INDENTURE AND SUBSIDIARY GUARANTIES IN ACCORDANCE WITH
SECTION 4.19 HEREOF AND THIS ARTICLE 11, TO THE EXTENT APPLICABLE.


SECTION 11.05. SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.


           EXCEPT AS OTHERWISE PROVIDED IN SECTION 11.06, NO SUBSIDIARY GUARANTOR MAY SELL OR OTHERWISE DISPOSE OF ALL OR SUBSTANTIALLY ALL OF ITS ASSETS TO, OR CONSOLIDATE WITH OR MERGE WITH OR INTO (WHETHER OR NOT SUCH SUBSIDIARY GUARANTOR IS THE SURVIVING PERSON) ANOTHER PERSON, OTHER THAN THE COMPANY OR ANOTHER SUBSIDIARY GUARANTOR, UNLESS:


           (A) EITHER (I) SUBJECT TO SECTION 11.06 HEREOF, THE PERSON ACQUIRING THE PROPERTY ON ANY SUCH SALE OR DISPOSITION OR THE PERSON FORMED BY OR SURVIVING ANY SUCH CONSOLIDATION OR MERGER (IF OTHER THAN A SUBSIDIARY GUARANTOR OR THE COMPANY) UNCONDITIONALLY ASSUMES ALL THE OBLIGATIONS OF SUCH SUBSIDIARY GUARANTOR UNDER THE INDENTURE AND THE SUBSIDIARY GUARANTY AND THE REGISTRATION RIGHTS AGREEMENT PURSUANT TO A SUPPLEMENTAL INDENTURE AND APPROPRIATE COLLATERAL DOCUMENTS SATISFACTORY TO THE TRUSTEE OR (II) THE NET PROCEEDS OF SUCH SALE OR DISPOSITION ARE APPLIED IN ACCORDANCE WITH SECTION 4.10 HEREOF; AND


           (B) IMMEDIATELY AFTER GIVING EFFECT TO SUCH TRANSACTION, NO DEFAULT OR EVENT OF DEFAULT EXISTS.


           IN CASE OF ANY SUCH CONSOLIDATION, MERGER, SALE OR CONVEYANCE AND UPON THE ASSUMPTION BY THE SUCCESSOR PERSON, BY SUPPLEMENTAL INDENTURE, EXECUTED AND DELIVERED TO THE TRUSTEE AND SATISFACTORY IN FORM TO THE TRUSTEE, OF THE SUBSIDIARY GUARANTEE ENDORSED UPON THE NOTES AND THE DUE AND PUNCTUAL PERFORMANCE OF ALL OF THE COVENANTS AND CONDITIONS OF THIS INDENTURE TO BE PERFORMED BY THE SUBSIDIARY GUARANTOR, SUCH SUCCESSOR PERSON SHALL SUCCEED TO AND BE SUBSTITUTED FOR THE SUBSIDIARY GUARANTOR WITH THE SAME EFFECT AS IF IT HAD BEEN NAMED HEREIN AS A SUBSIDIARY GUARANTOR. SUCH SUCCESSOR PERSON THEREUPON MAY CAUSE TO BE SIGNED ANY OR ALL OF THE SUBSIDIARY GUARANTEES TO BE ENDORSED UPON ALL OF THE NOTES ISSUABLE HEREUNDER WHICH THERETOFORE SHALL NOT HAVE BEEN SIGNED BY


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THE COMPANY AND DELIVERED TO THE TRUSTEE. ALL THE SUBSIDIARY GUARANTEES SO
ISSUED SHALL IN ALL RESPECTS HAVE THE SAME LEGAL RANK AND BENEFIT UNDER THIS INDENTURE AS THE SUBSIDIARY GUARANTEES THERETOFORE AND THEREAFTER ISSUED IN ACCORDANCE WITH THE TERMS OF THIS INDENTURE AS THOUGH ALL OF SUCH SUBSIDIARY GUARANTEES HAD BEEN ISSUED AT THE DATE OF THE EXECUTION HEREOF.


           EXCEPT AS SET FORTH IN ARTICLES 4 AND 5 HEREOF, AND NOTWITHSTANDING CLAUSES (A) AND (B) ABOVE, NOTHING CONTAINED IN THIS INDENTURE OR IN ANY OF THE NOTES SHALL PREVENT ANY CONSOLIDATION OR MERGER OF A SUBSIDIARY GUARANTOR WITH OR INTO THE COMPANY OR ANOTHER SUBSIDIARY GUARANTOR, OR SHALL PREVENT ANY SALE OR CONVEYANCE OF THE PROPERTY OF A SUBSIDIARY GUARANTOR AS AN ENTIRETY OR SUBSTANTIALLY AS AN ENTIRETY TO THE COMPANY OR ANOTHER SUBSIDIARY GUARANTOR.


SECTION 11.06. RELEASES FOLLOWING SALE OF ASSETS.


           IF THE COMPANY PROPERLY DESIGNATES ANY RESTRICTED SUBSIDIARY THAT IS A SUBSIDIARY GUARANTOR AS AN UNRESTRICTED SUBSIDIARY OR IN THE EVENT OF A SALE OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF ANY SUBSIDIARY GUARANTOR, BY WAY OF MERGER, CONSOLIDATION OR OTHERWISE, OR A SALE OR OTHER DISPOSITION OF ALL OF THE CAPITAL STOCK OF ANY SUBSIDIARY GUARANTOR, IN EACH CASE TO A PERSON THAT IS NOT (EITHER BEFORE OR AFTER GIVING EFFECT TO SUCH TRANSACTIONS) A RESTRICTED SUBSIDIARY OF THE COMPANY, THEN SUCH SUBSIDIARY GUARANTOR (IN THE EVENT OF A SALE OR OTHER DISPOSITION, BY WAY OF MERGER, CONSOLIDATION OR OTHERWISE, OF ALL OF THE CAPITAL STOCK OF SUCH SUBSIDIARY GUARANTOR) OR THE CORPORATION ACQUIRING THE PROPERTY (IN THE EVENT OF A SALE OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF SUCH SUBSIDIARY GUARANTOR) SHALL BE RELEASED AND RELIEVED OF ANY OBLIGATIONS UNDER ITS SUBSIDIARY GUARANTY; PROVIDED THAT THE NET PROCEEDS OF SUCH SALE OR OTHER DISPOSITION ARE APPLIED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THIS INDENTURE, INCLUDING WITHOUT LIMITATION SECTION 4.10 HEREOF. UPON DELIVERY BY THE COMPANY TO THE TRUSTEE OF AN OFFICERS' CERTIFICATE AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH SALE OR OTHER DISPOSITION WAS MADE BY THE COMPANY IN ACCORDANCE WITH THE PROVISIONS OF THIS INDENTURE, INCLUDING WITHOUT LIMITATION
SECTION 4.10 HEREOF, THE TRUSTEE SHALL EXECUTE ANY DOCUMENTS REASONABLY REQUIRED IN ORDER TO EVIDENCE THE RELEASE OF ANY SUBSIDIARY GUARANTOR FROM ITS OBLIGATIONS UNDER ITS SUBSIDIARY GUARANTY.


           ANY SUBSIDIARY GUARANTOR NOT RELEASED FROM ITS OBLIGATIONS UNDER ITS SUBSIDIARY GUARANTY SHALL REMAIN LIABLE FOR THE FULL AMOUNT OF PRINCIPAL OF AND INTEREST ON THE NOTES AND FOR THE OTHER OBLIGATIONS OF ANY SUBSIDIARY GUARANTOR UNDER THIS INDENTURE AS PROVIDED IN THIS ARTICLE 11.


                                   ARTICLE 12
                                 MISCELLANEOUS


SECTION 12.01. TRUST INDENTURE ACT CONTROLS.


           IF ANY PROVISION OF THIS INDENTURE LIMITS, QUALIFIES OR CONFLICTS WITH THE DUTIES IMPOSED BY TIA SECTION 318(C), THE IMPOSED DUTIES SHALL CONTROL.


SECTION 12.02. NOTICES.


           ANY NOTICE OR COMMUNICATION BY THE COMPANY, ANY SUBSIDIARY GUARANTOR OR THE


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TRUSTEE TO THE OTHERS IS DULY GIVEN IF IN WRITING AND DELIVERED IN PERSON OR
MAILED BY FIRST CLASS MAIL (REGISTERED OR CERTIFIED, RETURN RECEIPT REQUESTED), TELEX, TELECOPIER OR OVERNIGHT AIR COURIER GUARANTEEING NEXT DAY DELIVERY, TO THE OTHERS' ADDRESS:


           IF TO THE COMPANY :

           J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

            4508 IDS CENTER

            MINNEAPOLIS, MINNESOTA 55402

            TELECOPIER NO: (612) 332-2012

            ATTENTION:  CHIEF FINANCIAL OFFICER



           WITH A COPY TO:

           KIRKLAND & ELLIS

           200 EAST RANDOLPH DRIVE

           CHICAGO, ILLINOIS  60601

           TELECOPIER NO.: (312) 861-2200

           ATTENTION:  CARTER W. EMERSON, P.C.

           IF TO THE TRUSTEE:

           U.S. BANK TRUST NATIONAL ASSOCIATION

           180 EAST 5TH STREET

           ST. PAUL, MINNESOTA  55101

           TELECOPIER NO.: (651) 244-0712

           ATTENTION: CORPORATE TRUST DEPARTMENT

           THE COMPANY OR THE TRUSTEE, BY NOTICE TO THE OTHERS MAY DESIGNATE ADDITIONAL OR DIFFERENT ADDRESSES FOR SUBSEQUENT NOTICES OR COMMUNICATIONS.


           ALL NOTICES AND COMMUNICATIONS (OTHER THAN THOSE SENT TO HOLDERS) SHALL BE DEEMED TO HAVE BEEN DULY GIVEN: AT THE TIME DELIVERED BY HAND, IF PERSONALLY DELIVERED; FIVE BUSINESS DAYS AFTER BEING DEPOSITED IN THE MAIL, POSTAGE PREPAID, IF MAILED; WHEN ANSWERED BACK, IF TELEXED; WHEN RECEIPT ACKNOWLEDGED, IF TELECOPIED; AND THE NEXT BUSINESS DAY AFTER TIMELY DELIVERY TO THE COURIER, IF SENT BY OVERNIGHT AIR COURIER GUARANTEEING NEXT DAY DELIVERY.


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

           ANY NOTICE OR COMMUNICATION TO A HOLDER SHALL BE MAILED BY FIRST CLASS MAIL, CERTIFIED OR REGISTERED, RETURN RECEIPT REQUESTED, OR BY OVERNIGHT AIR COURIER GUARANTEEING NEXT DAY DELIVERY TO ITS ADDRESS SHOWN ON THE REGISTER KEPT BY THE REGISTRAR. ANY NOTICE OR COMMUNICATION SHALL ALSO BE SO MAILED TO ANY PERSON DESCRIBED IN TIA SECTION 313(C), TO THE EXTENT REQUIRED BY THE TIA. FAILURE TO MAIL A NOTICE OR COMMUNICATION TO A HOLDER OR ANY DEFECT IN IT SHALL NOT AFFECT ITS SUFFICIENCY WITH RESPECT TO OTHER HOLDERS.


           IF A NOTICE OR COMMUNICATION IS MAILED IN THE MANNER PROVIDED ABOVE WITHIN THE TIME PRESCRIBED, IT IS DULY GIVEN, WHETHER OR NOT THE ADDRESSEE RECEIVES IT.


           IF THE COMPANY MAILS A NOTICE OR COMMUNICATION TO HOLDERS, IT SHALL MAIL A COPY TO THE TRUSTEE AND EACH AGENT AT THE SAME TIME.


SECTION 12.03. COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.


           HOLDERS MAY COMMUNICATE PURSUANT TO TIA SECTION 312(B) WITH OTHER HOLDERS WITH RESPECT TO THEIR RIGHtS UNDER THIS INDENTURE OR THE NOTES. THE COMPANY, THE TRUSTEE, THE REGISTRAR AND ANYONE ELSE SHALL HAVE THE PROTECTION OF TIA SECTION 312(C).

SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.


           UPON ANY REQUEST OR APPLICATION BY THE COMPANY TO THE TRUSTEE TO TAKE ANY ACTION UNDER THIS INDENTURE, THE COMPANY SHALL FURNISH TO THE TRUSTEE:


           (A) AN OFFICERS' CERTIFICATE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE TRUSTEE (WHICH SHALL INCLUDE THE STATEMENTS SET FORTH IN
SECTION 12.05 HEREOF) STATING THAT, IN THE OPINION OF THE SIGNERS, ALL CONDITIONS PRECEDENT AND COVENANTS, IF ANY, PROVIDED FOR IN THIS INDENTURE RELATING TO THE PROPOSED ACTION HAVE BEEN SATISFIED; AND


           (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE TRUSTEE (WHICH SHALL INCLUDE THE STATEMENTS SET FORTH IN
SECTION 12.05 HEREOF) STATING THAT, IN THE OPINION OF SUCH COUNSEL, ALL SUCH CONDITIONS PRECEDENT AND COVENANTS HAVE BEEN SATISFIED.


SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.


           EACH CERTIFICATE OR OPINION WITH RESPECT TO COMPLIANCE WITH A CONDITION OR COVENANT PROVIDED FOR IN THIS INDENTURE (OTHER THAN A CERTIFICATE PROVIDED PURSUANT TO TIA SECTION 314(A)(4)) SHALL COMPLY WITH THE PROVISIONS OF TIA SECTION 314(E) AND SHALL INCLUDE:

           (A) A STATEMENT THAT THE PERSON MAKING SUCH CERTIFICATE OR OPINION HAS READ SUCH COVENANT OR CONDITION;


           (B) A BRIEF STATEMENT AS TO THE NATURE AND SCOPE OF THE EXAMINATION OR INVESTIGATION UPON WHICH THE STATEMENTS OR OPINIONS CONTAINED IN SUCH CERTIFICATE OR OPINION ARE BASED;


           (C) A STATEMENT THAT, IN THE OPINION OF SUCH PERSON, HE OR SHE HAS MADE SUCH EXAMINATION OR INVESTIGATION AS IS NECESSARY TO ENABLE HIM TO EXPRESS AN INFORMED OPINION AS TO WHETHER OR NOT SUCH COVENANT OR CONDITION HAS BEEN SATISFIED; AND

           (D) A STATEMENT AS TO WHETHER OR NOT, IN THE OPINION OF SUCH PERSON, SUCH CONDITION OR COVENANT HAS BEEN SATISFIED.


SECTION 12.06. RULES BY TRUSTEE AND AGENTS.


           THE TRUSTEE MAY MAKE REASONABLE RULES FOR ACTION BY OR AT A MEETING OF HOLDERS. THE REGISTRAR OR PAYING AGENT MAY MAKE REASONABLE RULES AND SET REASONABLE REQUIREMENTS FOR ITS FUNCTIONS.


SECTION 12.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.


           NO DIRECTOR, OFFICER, EMPLOYEE, INCORPORATOR OR STOCKHOLDER OF THE COMPANY OR ANY SUBSIDIARY GUARANTOR, AS SUCH, SHALL HAVE ANY LIABILITY FOR ANY OBLIGATIONS OF THE COMPANY OR THE SUBSIDIARY GUARANTORS UNDER THE NOTES, THIS INDENTURE OR THE SUBSIDIARY GUARANTIES OR FOR ANY CLAIM BASED ON, IN RESPECT OF, OR BY REASON OF, SUCH OBLIGATIONS OR THEIR CREATION. EACH HOLDER OF NOTES BY ACCEPTING A NOTE WAIVES AND RELEASES ALL SUCH LIABILITY. THE WAIVER AND RELEASE ARE PART OF THE CONSIDERATION FOR ISSUANCE OF THE NOTES.


SECTION 12.08. GOVERNING LAW.


           THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTIES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.


SECTION 12.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.


           THIS INDENTURE MAY NOT BE USED TO INTERPRET ANY OTHER INDENTURE, LOAN OR DEBT AGREEMENT OF THE COMPANY OR ITS SUBSIDIARIES OR OF ANY OTHER PERSON. ANY SUCH INDENTURE, LOAN OR DEBT AGREEMENT MAY NOT BE USED TO INTERPRET THIS INDENTURE.


SECTION 12.10. SUCCESSORS.


           ALL AGREEMENTS OF THE COMPANY IN THIS INDENTURE AND THE NOTES SHALL BIND ITS SUCCESSORS. ALL AGREEMENTS OF THE TRUSTEE IN THIS INDENTURE SHALL BIND ITS SUCCESSORS. ALL AGREEMENTS OF EACH SUBSIDIARY GUARANTOR IN THIS INDENTURE SHALL BIND ITS SUCCESSORS, EXCEPT AS OTHERWISE PROVIDED IN SECTION 11.05.


SECTION 12.11. SEVERABILITY.


           IN CASE ANY PROVISION IN THIS INDENTURE OR IN THE NOTES SHALL BE INVALID, ILLEGAL OR UNENFORCEABLE, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED THEREBY.


SECTION 12.12. COUNTERPART ORIGINALS.


           THE PARTIES MAY SIGN ANY NUMBER OF COPIES OF THIS INDENTURE. EACH SIGNED COPY SHALL BE AN ORIGINAL, BUT ALL OF THEM TOGETHER REPRESENT THE SAME AGREEMENT.


SECTION 12.13. TABLE OF CONTENTS, HEADINGS, ETC.

            THE TABLE OF CONTENTS, CROSS-REFERENCE TABLE AND HEADINGS OF THE ARTICLES AND SECTIONS OF THIS INDENTURE HAVE BEEN INSERTED FOR CONVENIENCE OF REFERENCE ONLY, ARE NOT TO BE CONSIDERED A PART OF THIS INDENTURE AND SHALL IN NO WAY MODIFY OR RESTRICT ANY OF THE TERMS OR PROVISIONS HEREOF.



                         [SIGNATURES ON FOLLOWING PAGE]

                                   SIGNATURES

DATED AS OF MAY 28, 1999
                                       J.L. FRENCH AUTOMOTIVE CASTINGS, INC.


                                       BY:  /s/ CHARLES M. WALDON
                                           -------------------------------------
                                           CHARLES M. WALDON
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

ATTEST: /S/ CARL E. NELSON


CARL E. NELSON
SECRETARY

                                       FRENCH HOLDINGS, INC.


                                       BY: /s/ CHARLES M. WALDON
                                           -------------------------------------
                                           CHARLES M. WALDON
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

ATTEST: /S/ CARL E. NELSON


CARL E. NELSON
SECRETARY

                                       J.L. FRENCH CORPORATION


                                       BY: /s/ CHARLES M. WALDON
                                           -------------------------------------
                                           CHARLES M. WALDON
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

ATTEST: /S/ CARL E. NELSON


CARL E. NELSON
SECRETARY

                                       ALLOTECH INTERNATIONAL, INC.


                                       BY: /s/ CHARLES M. WALDON
                                           -------------------------------------

                                           CHARLES M. WALDON
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

ATTEST: /S/ CARL E. NELSON


CARL E. NELSON
SECRETARY

                                       U. S. BANK TRUST NATIONAL ASSOCIATION


                                       BY: /s/ HARRY HALL
                                           -------------------------------------
                                           HARRY HALL
                                           VICE PRESIDENT
ATTEST: /S/ L. HOWARD


NAME:
TITLE:

                                                                      EXHIBIT A1

                         [FACE OF RULE 144A GLOBAL NOTE]


                                                               CUSIP ___________


        11 1/2% [SERIES A] [SERIES B] SENIOR SUBORDINATED NOTES DUE 2009


NO. __                                                              $___________


                     J. L. FRENCH AUTOMOTIVE CASTINGS, INC.


PROMISES TO PAY TO


OR REGISTERED ASSIGNS,


THE PRINCIPAL SUM OF


DOLLARS ON JUNE 1, 2009.


INTEREST PAYMENT DATES:  JUNE 1 AND DECEMBER 1


RECORD DATES:  MAY 15 AND NOVEMBER 15


DATED:  MAY 28, 1999


                                        J. L. FRENCH AUTOMOTIVE CASTINGS, INC.



                                        BY:
                                            NAME:
                                            TITLE:
                                        BY:
                                            NAME:
                                            TITLE:

THIS IS ONE OF THE NOTES REFERRED TO
IN THE WITHIN-MENTIONED INDENTURE:

U.S. BANK TRUST NATIONAL ASSOCIATION,
  AS TRUSTEE
BY: __________________________________
         AUTHORIZED SIGNATORY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                      A1-1

                         [BACK OF RULE 144A GLOBAL NOTE]
        11 1/2% [SERIES A] [SERIES B] SENIOR SUBORDINATED NOTES DUE 2009

           THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(A) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

           THE NOTE (OR ITS PREDECESSORS) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), PURCHASING FOR ITS OWN ACCOUNT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE NOTES (THE FORM OF SUCH LETTER CAN BE OBTAINED FROM THE TRUSTEE), OR (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (E) SUCH TRANSFER IS EFFECTED BY THE DELIVERY TO THE TRANSFEREE OF DEFINITIVE SECURITIES REGISTERED IN ITS NAME (OR ITS NOMINEE'S
NAME) IN THE BOOKS MAINTAINED BY THE REGISTRAR, AND IS SUBJECT TO THE RECEIPT BY THE REGISTRAR (AND THE COMPANY, IF IT SO REQUESTS) OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (II) TO THE COMPANY OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."


                                     A1-2

           CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE INDENTURE REFERRED TO BELOW UNLESS OTHERWISE INDICATED.

           1. INTEREST. J. L. FRENCH AUTOMOTIVE CASTINGS, INC., A DELAWARE CORPORATION (THE "COMPANY"), PROMISES TO PAY INTEREST ON THE PRINCIPAL AMOUNT OF THIS NOTE AT 11 1/2% PER ANNUM FROM MAY 28, 1999 UNTIL MATURITY AND SHALL PAY THE LIQUIDATED DAMAGES, IF ANY, PAYABLE PURSUANT TO SECTION 5 OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO BELOW. THE COMPANY SHALL PAY INTEREST AND LIQUIDATED DAMAGES SEMI-ANNUALLY IN ARREARS ON JUNE 1 AND DECEMBER 1 OF EACH YEAR, OR IF ANY SUCH DAY IS NOT A BUSINESS DAY, ON THE NEXT SUCCEEDING BUSINESS DAY (EACH AN "INTEREST PAYMENT DATE"). INTEREST ON THE NOTES SHALL ACCRUE FROM THE MOST RECENT DATE TO WHICH INTEREST HAS BEEN PAID OR, IF NO INTEREST HAS BEEN PAID, FROM THE DATE OF ISSUANCE; PROVIDED THAT IF THERE IS NO EXISTING DEFAULT IN THE PAYMENT OF INTEREST, AND IF THIS NOTE IS AUTHENTICATED BETWEEN A RECORD DATE REFERRED TO ON THE FACE HEREOF AND THE NEXT SUCCEEDING INTEREST PAYMENT DATE, INTEREST SHALL ACCRUE FROM SUCH NEXT SUCCEEDING INTEREST PAYMENT DATE; PROVIDED, FURTHER, THAT THE FIRST INTEREST PAYMENT DATE SHALL BE DECEMBER 1, 1999. THE COMPANY SHALL PAY INTEREST (INCLUDING POST-PETITION INTEREST IN ANY PROCEEDING UNDER ANY BANKRUPTCY LAW) ON OVERDUE PRINCIPAL AND PREMIUM, IF ANY, FROM TIME TO TIME ON DEMAND AT A RATE THAT IS 1% PER ANNUM IN EXCESS OF THE RATE THEN IN EFFECT; IT SHALL PAY INTEREST (INCLUDING POST-PETITION INTEREST IN ANY PROCEEDING UNDER ANY BANKRUPTCY LAW) ON OVERDUE INSTALLMENTS OF INTEREST AND LIQUIDATED DAMAGES (WITHOUT REGARD TO ANY APPLICABLE GRACE PERIODS) FROM TIME TO TIME ON DEMAND AT THE SAME RATE TO THE EXTENT LAWFUL. INTEREST SHALL BE COMPUTED ON THE BASIS OF A 360-DAY YEAR OF TWELVE 30-DAY MONTHS.

           2. METHOD OF PAYMENT. THE COMPANY SHALL PAY INTEREST ON THE NOTES (EXCEPT DEFAULTED INTEREST) AND LIQUIDATED DAMAGES TO THE PERSONS WHO ARE REGISTERED HOLDERS OF NOTES AT THE CLOSE OF BUSINESS ON THE MAY 15 OR NOVEMBER 15 NEXT PRECEDING THE INTEREST PAYMENT DATE, EVEN IF SUCH NOTES ARE CANCELED AFTER SUCH RECORD DATE AND ON OR BEFORE SUCH INTEREST PAYMENT DATE, EXCEPT AS PROVIDED IN SECTION 2.12 OF THE INDENTURE WITH RESPECT TO DEFAULTED INTEREST. THE NOTES SHALL BE PAYABLE AS TO PRINCIPAL, PREMIUM AND LIQUIDATED DAMAGES, IF ANY, AND INTEREST AT THE OFFICE OR AGENCY OF THE COMPANY MAINTAINED FOR SUCH PURPOSE WITHIN OR WITHOUT THE CITY AND STATE OF NEW YORK, OR, AT THE OPTION OF THE COMPANY, PAYMENT OF INTEREST AND LIQUIDATED DAMAGES MAY BE MADE BY CHECK MAILED TO THE HOLDERS AT THEIR ADDRESSES SET FORTH IN THE REGISTER OF HOLDERS, AND PROVIDED THAT PAYMENT BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS SHALL BE REQUIRED WITH RESPECT TO PRINCIPAL OF AND INTEREST, PREMIUM AND LIQUIDATED DAMAGES ON, ALL GLOBAL NOTES AND ALL OTHER NOTES THE HOLDERS OF WHICH SHALL HAVE PROVIDED WIRE TRANSFER INSTRUCTIONS TO THE COMPANY OR THE PAYING AGENT. SUCH PAYMENT SHALL BE IN SUCH COIN OR CURRENCY OF THE UNITED STATES OF AMERICA AS AT THE TIME OF PAYMENT IS LEGAL TENDER FOR PAYMENT OF PUBLIC AND PRIVATE DEBTS.

           3. PAYING AGENT AND REGISTRAR. INITIALLY, U.S. BANK TRUST NATIONAL ASSOCIATION, THE TRUSTEE UNDER THE INDENTURE, SHALL ACT AS PAYING AGENT AND REGISTRAR. THE COMPANY MAY CHANGE ANY PAYING AGENT OR REGISTRAR WITHOUT NOTICE TO ANY HOLDER. THE COMPANY OR ANY OF ITS SUBSIDIARIES MAY ACT IN ANY SUCH CAPACITY.

           4. INDENTURE. THE COMPANY ISSUED THE NOTES UNDER AN INDENTURE DATED AS OF MAY 28, 1999 ("INDENTURE") BETWEEN THE COMPANY AND THE TRUSTEE. THE TERMS OF THE NOTES INCLUDE THOSE STATED IN THE INDENTURE AND THOSE MADE PART OF THE INDENTURE BY REFERENCE TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED (15 U.S. CODE Sections 77AAA-77BBBB). THE NOTES ARE SUBJECT TO ALL SUCH TERMS, AND HOLDERS ARE REFERRED TO THE INDENTURE AND SUCH ACT FOR A


                                     A1-3

STATEMENT OF SUCH TERMS. THE NOTES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT, TO THE EXTENT AND IN THE MANNER PROVIDED IN ARTICLE 10 OF THE INDENTURE. TO THE EXTENT ANY PROVISION OF THIS NOTE CONFLICTS WITH THE EXPRESS PROVISIONS OF THE INDENTURE, THE PROVISIONS OF THE INDENTURE SHALL GOVERN AND BE CONTROLLING. THE NOTES ARE OBLIGATIONS OF THE COMPANY LIMITED TO $275 MILLION IN AGGREGATE PRINCIPAL AMOUNT.

            5.   OPTIONAL REDEMPTION.

           (A) EXCEPT AS SET FORTH IN SUBPARAGRAPH (B) OF THIS PARAGRAPH 5, THE COMPANY SHALL NOT HAVE THE OPTION TO REDEEM THE NOTES PRIOR TO JUNE 1, 2004. THEREAFTER, THE COMPANY SHALL HAVE THE OPTION TO REDEEM THE NOTES, IN WHOLE OR IN PART, UPON NOT LESS THAN 30 NOR MORE THAN 60 DAYS' NOTICE, AT THE REDEMPTION PRICES (EXPRESSED AS PERCENTAGES OF PRINCIPAL AMOUNT) SET FORTH BELOW PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES THEREON TO THE APPLICABLE REDEMPTION DATE, IF REDEEMED DURING THE TWELVE-MONTH PERIOD BEGINNING ON JUNE 1 OF THE YEARS INDICATED BELOW:


               YEAR                             PERCENTAGE
               ----                             ----------


               2004 ........................... 105.7500%
               2005 ........................... 103.8333%
               2006 ........................... 101.9167%
               2007 AND THEREAFTER ............ 100.0000%


           (B) NOTWITHSTANDING THE PROVISIONS OF SUBPARAGRAPH (A) OF THIS PARAGRAPH 5, AT ANY TIME PRIOR TO JUNE 1, 2002, THE COMPANY MAY REDEEM UP TO 35% OF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES ORIGINALLY ISSUED UNDER THE INDENTURE AT A REDEMPTION PRICE OF 111.50 % OF THE AGGREGATE PRINCIPAL AMOUNT THEREOF, PLUS ACCRUED AND UNPAID INTEREST TO THE REDEMPTION DATE, WITH THE NET CASH PROCEEDS OF ONE OR MORE EQUITY OFFERINGS; PROVIDED THAT AT LEAST 65% OF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES ISSUED UNDER THE INDENTURE REMAINS OUTSTANDING IMMEDIATELY AFTER THE OCCURRENCE OF EACH SUCH REDEMPTION (EXCLUDING NOTES HELD BY THE COMPANY AND ITS SUBSIDIARIES) AND THE REDEMPTION OCCURS WITHIN 90 DAYS OF THE DATE OF THE CLOSING OF SUCH EQUITY OFFERING.

            6.   MANDATORY REDEMPTION.

           EXCEPT AS SET FORTH IN PARAGRAPH 7 BELOW, THE COMPANY SHALL NOT BE REQUIRED TO MAKE MANDATORY REDEMPTION PAYMENTS WITH RESPECT TO THE NOTES.

            7.   REPURCHASE AT OPTION OF HOLDER.

           (A) IF THERE IS A CHANGE OF CONTROL, THE COMPANY SHALL BE REQUIRED TO MAKE AN OFFER (A "CHANGE OF CONTROL OFFER") TO REPURCHASE ALL OR ANY PART (EQUAL TO $1,000 OR AN INTEGRAL MULTIPLE THEREOF) OF EACH HOLDER'S NOTES AT A PURCHASE PRICE EQUAL TO 101% OF THE AGGREGATE PRINCIPAL AMOUNT THEREOF PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES THEREON, IF ANY, TO THE DATE OF PURCHASE (THE "CHANGE OF CONTROL PAYMENT"). WITHIN 30 DAYS FOLLOWING ANY CHANGE OF CONTROL, THE COMPANY SHALL MAIL A NOTICE TO EACH HOLDER SETTING FORTH THE PROCEDURES GOVERNING THE CHANGE OF CONTROL OFFER AS REQUIRED BY THE INDENTURE.

           (B) WHEN THE AGGREGATE AMOUNT OF EXCESS PROCEEDS FROM ONE OR MORE ASSET SALES


                                     A1-4

EXCEEDS $10.0 MILLION, THE COMPANY SHALL COMMENCE AN OFFER TO ALL HOLDERS OF NOTES (AS "ASSET SALE OFFER") PURSUANT TO SECTION 3.09 OF THE INDENTURE TO PURCHASE THE MAXIMUM PRINCIPAL AMOUNT OF NOTES (INCLUDING ANY ADDITIONAL NOTES) THAT MAY BE PURCHASED OUT OF THE EXCESS PROCEEDS AT AN OFFER PRICE IN CASH IN AN AMOUNT EQUAL TO 100% OF THE PRINCIPAL AMOUNT THEREOF PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES THEREON, IF ANY, TO THE DATE FIXED FOR THE CLOSING OF SUCH OFFER IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE INDENTURE. TO THE EXTENT THAT THE AGGREGATE AMOUNT OF NOTES (INCLUDING ANY ADDITIONAL NOTES) TENDERED PURSUANT TO AN ASSET SALE OFFER IS LESS THAN THE EXCESS PROCEEDS, THE COMPANY (OR SUCH SUBSIDIARY) MAY USE SUCH DEFICIENCY FOR GENERAL CORPORATE PURPOSES. IF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES SURRENDERED BY HOLDERS THEREOF EXCEEDS THE AMOUNT OF EXCESS PROCEEDS, THE TRUSTEE SHALL SELECT THE NOTES TO BE PURCHASED ON A PRO RATA BASIS. HOLDERS OF NOTES THAT ARE THE SUBJECT OF AN OFFER TO PURCHASE SHALL RECEIVE AN ASSET SALE OFFER FROM THE COMPANY PRIOR TO ANY RELATED PURCHASE DATE AND MAY ELECT TO HAVE SUCH NOTES PURCHASED BY COMPLETING THE FORM ENTITLED "OPTION OF HOLDER TO ELECT PURCHASE" ON THE REVERSE OF THE NOTES.

           8. NOTICE OF REDEMPTION. NOTICE OF REDEMPTION SHALL BE MAILED AT LEAST 30 DAYS BUT NOT MORE THAN 60 DAYS BEFORE THE REDEMPTION DATE TO EACH HOLDER WHOSE NOTES ARE TO BE REDEEMED AT ITS REGISTERED ADDRESS. NOTES IN DENOMINATIONS LARGER THAN $1,000 MAY BE REDEEMED IN PART BUT ONLY IN WHOLE MULTIPLES OF $1,000, UNLESS ALL OF THE NOTES HELD BY A HOLDER ARE TO BE REDEEMED. ON AND AFTER THE REDEMPTION DATE INTEREST CEASES TO ACCRUE ON NOTES OR PORTIONS THEREOF CALLED FOR REDEMPTION.

           9. DENOMINATIONS, TRANSFER, EXCHANGE. THE NOTES ARE IN REGISTERED FORM WITHOUT COUPONS IN DENOMINATIONS OF $1,000 AND INTEGRAL MULTIPLES OF $1,000. THE TRANSFER OF NOTES MAY BE REGISTERED AND NOTES MAY BE EXCHANGED AS PROVIDED IN THE INDENTURE. THE REGISTRAR AND THE TRUSTEE MAY REQUIRE A HOLDER, AMONG OTHER THINGS, TO FURNISH APPROPRIATE ENDORSEMENTS AND TRANSFER DOCUMENTS AND THE COMPANY MAY REQUIRE A HOLDER TO PAY ANY TAXES AND FEES REQUIRED BY LAW OR PERMITTED BY THE INDENTURE. THE COMPANY NEED NOT EXCHANGE OR REGISTER THE TRANSFER OF ANY NOTE OR PORTION OF A NOTE SELECTED FOR REDEMPTION, EXCEPT FOR THE UNREDEEMED PORTION OF ANY NOTE BEING REDEEMED IN PART. ALSO, THE COMPANY NEED NOT EXCHANGE OR REGISTER THE TRANSFER OF ANY NOTES FOR A PERIOD OF 15 DAYS BEFORE A SELECTION OF NOTES TO BE REDEEMED OR DURING THE PERIOD BETWEEN A RECORD DATE AND THE CORRESPONDING INTEREST PAYMENT DATE.

           10. PERSONS DEEMED OWNERS. THE REGISTERED HOLDER OF A NOTE MAY BE TREATED AS ITS OWNER FOR ALL PURPOSES.

           11. AMENDMENT, SUPPLEMENT AND WAIVER. SUBJECT TO CERTAIN EXCEPTIONS, THE INDENTURE OR THE NOTES MAY BE AMENDED OR SUPPLEMENTED WITH THE CONSENT OF THE HOLDERS OF AT LEAST A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES AND ADDITIONAL NOTES, IF ANY, VOTING AS A SINGLE CLASS, AND ANY EXISTING DEFAULT OR COMPLIANCE WITH ANY PROVISION OF THE INDENTURE, THE SUBSIDIARY GUARANTIES OR THE NOTES AND ADDITIONAL NOTES, IF ANY, MAY BE WAIVED WITH THE CONSENT OF THE HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES VOTING AS A SINGLE CLASS. WITHOUT THE CONSENT OF ANY HOLDER OF A NOTE, THE INDENTURE OR THE NOTES MAY BE AMENDED OR SUPPLEMENTED TO CURE ANY AMBIGUITY, DEFECT OR INCONSISTENCY, TO PROVIDE FOR UNCERTIFICATED NOTES IN ADDITION TO OR IN PLACE OF CERTIFICATED NOTES, TO PROVIDE FOR THE ASSUMPTION OF THE COMPANY'S OR ANY SUBSIDIARY GUARANTOR'S OBLIGATIONS TO HOLDERS OF THE NOTES IN CASE OF A MERGER OR CONSOLIDATION, TO


                                     A1-5

MAKE ANY CHANGE THAT WOULD PROVIDE ANY ADDITIONAL RIGHTS OR BENEFITS TO THE HOLDERS OF THE NOTES OR THAT DOES NOT ADVERSELY AFFECT THE LEGAL RIGHTS UNDER THE INDENTURE OF ANY SUCH HOLDER, OR TO COMPLY WITH THE REQUIREMENTS OF THE SEC IN ORDER TO EFFECT OR MAINTAIN THE QUALIFICATION OF THE INDENTURE UNDER THE TRUST INDENTURE ACT, TO PROVIDE FOR THE ISSUANCE OF ADDITIONAL NOTES IN ACCORDANCE WITH THE LIMITATIONS SET FORTH IN THE INDENTURE, OR TO ALLOW ANY GUARANTOR TO EXECUTE A SUPPLEMENTAL INDENTURE TO THE INDENTURE AND/OR A SUBSIDIARY GUARANTEE WITH RESPECT TO THE NOTE.

           12. DEFAULTS AND REMEDIES. EVENTS OF DEFAULT INCLUDE: (I) DEFAULT FOR 30 DAYS IN THE PAYMENT WHEN DUE OF INTEREST ON OR LIQUIDATED DAMAGES, IF ANY, WITH RESPECT TO THE NOTES; (II) DEFAULT IN PAYMENT WHEN DUE OF PRINCIPAL OF OR PREMIUM, IF ANY, ON THE NOTES, (III) FAILURE BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES TO COMPLY WITH SECTION 5.01 OF THE INDENTURE; (IV) FAILURE BY THE COMPANY OR THE COMPANY'S RESTRICTED SUBSIDIARIES FOR 60 DAYS AFTER NOTICE TO THE COMPANY BY THE TRUSTEE OR THE HOLDERS OF AT LEAST 25% IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES (INCLUDING ADDITIONAL NOTES, IF ANY) THEN OUTSTANDING VOTING AS A SINGLE CLASS TO COMPLY WITH CERTAIN OTHER AGREEMENTS IN THE INDENTURE OR THE NOTES; (V) DEFAULT UNDER CERTAIN OTHER AGREEMENTS RELATING TO INDEBTEDNESS OF THE COMPANY WHICH DEFAULT RESULTS IN THE ACCELERATION OF SUCH INDEBTEDNESS PRIOR TO ITS EXPRESS MATURITY; (VI) CERTAIN FINAL JUDGMENTS FOR THE PAYMENT OF MONEY THAT REMAIN UNDISCHARGED FOR A PERIOD OF 90 DAYS; (VII) EXCEPT AS PERMITTED BY THE INDENTURE, ANY SUBSIDIARY GUARANTY SHALL BE HELD IN ANY JUDICIAL PROCEEDING TO BE UNENFORCEABLE OR INVALID OR SHALL CEASE FOR ANY REASON TO BE IN FULL FORCE AND EFFECT OR ANY SUBSIDIARY GUARANTOR OR ANY PERSON ACTION ON ITS BEHALF SHALL DENY OR DISAFFIRM ITS OBLIGATIONS UNDER SUCH SUBSIDIARY GUARANTOR'S SUBSIDIARY GUARANTY; AND (VIII) CERTAIN EVENTS OF BANKRUPTCY OR INSOLVENCY WITH RESPECT TO THE COMPANY OR ANY SUBSIDIARY OR GROUP OF SUBSIDIARIES THAT, INDIVIDUALLY OR IN THE AGGREGATE, WOULD CONSTITUTE A SIGNIFICANT SUBSIDIARY. IF ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING, THE TRUSTEE OR THE HOLDERS OF AT LEAST 25% IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY DECLARE ALL THE NOTES TO BE DUE AND PAYABLE; PROVIDED, HOWEVER, THAT SO LONG AS ANY INDEBTEDNESS PERMITTED TO BE INCURRED UNDER THE INDENTURE AS PART OF THE CREDIT FACILITIES IS OUTSTANDING, NO SUCH ACCELERATION SHALL BE EFFECTIVE UNTIL THE EARLIER OF (I) FIVE BUSINESS DAYS AFTER THE GIVING OF WRITTEN NOTICE TO THE COMPANY AND THE ADMINISTRATIVE AGENT UNDER THE CREDIT FACILITIES OF SUCH ACCELERATION OR (II) ACCELERATION OF ANY SUCH INDEBTEDNESS UNDER THE CREDIT FACILITIES. NOTWITHSTANDING THE FOREGOING, IN THE CASE OF AN EVENT OF DEFAULT ARISING FROM CERTAIN EVENTS OF BANKRUPTCY OR INSOLVENCY, ALL OUTSTANDING NOTES SHALL BECOME DUE AND PAYABLE WITHOUT FURTHER ACTION OR NOTICE. HOLDERS MAY NOT ENFORCE THE INDENTURE OR THE NOTES EXCEPT AS PROVIDED IN THE INDENTURE. SUBJECT TO CERTAIN LIMITATIONS, HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY DIRECT THE TRUSTEE IN ITS EXERCISE OF ANY TRUST OR POWER. THE TRUSTEE MAY WITHHOLD FROM HOLDERS OF THE NOTES NOTICE OF ANY CONTINUING DEFAULT OR EVENT OF DEFAULT (EXCEPT A DEFAULT OR EVENT OF DEFAULT RELATING TO THE PAYMENT OF PRINCIPAL OR INTEREST) IF IT DETERMINES THAT WITHHOLDING NOTICE IS IN THEIR INTEREST. THE HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES THEN OUTSTANDING BY NOTICE TO THE TRUSTEE MAY ON BEHALF OF THE HOLDERS OF ALL OF THE NOTES WAIVE ANY EXISTING DEFAULT OR EVENT OF DEFAULT AND ITS CONSEQUENCES UNDER THE INDENTURE EXCEPT A CONTINUING DEFAULT OR EVENT OF DEFAULT IN THE PAYMENT OF INTEREST OR LIQUIDATED DAMAGES ON, OR THE PRINCIPAL OF, THE NOTES. THE COMPANY IS REQUIRED TO DELIVER TO THE TRUSTEE ANNUALLY A STATEMENT REGARDING COMPLIANCE WITH THE INDENTURE, AND THE COMPANY IS REQUIRED UPON BECOMING AWARE OF ANY DEFAULT OR EVENT OF DEFAULT, TO DELIVER TO THE TRUSTEE A STATEMENT SPECIFYING SUCH DEFAULT OR EVENT OF DEFAULT.


                                     A1-6

           13. TRUSTEE DEALINGS WITH COMPANY. THE TRUSTEE, IN ITS INDIVIDUAL OR ANY OTHER CAPACITY, MAY MAKE LOANS TO, ACCEPT DEPOSITS FROM, AND PERFORM SERVICES FOR THE COMPANY OR ITS AFFILIATES, AND MAY OTHERWISE DEAL WITH THE COMPANY OR ITS AFFILIATES, AS IF IT WERE NOT THE TRUSTEE.

           14. NO RECOURSE AGAINST OTHERS. A DIRECTOR, OFFICER, EMPLOYEE, INCORPORATOR OR STOCKHOLDER, OF THE COMPANY OR ANY SUBSIDIARY GUARANTOR, AS SUCH, SHALL NOT HAVE ANY LIABILITY FOR ANY OBLIGATIONS OF THE COMPANY OR THE SUBSIDIARY GUARANTORS UNDER THE NOTES OR THE INDENTURE OR FOR ANY CLAIM BASED ON, IN RESPECT OF, OR BY REASON OF, SUCH OBLIGATIONS OR THEIR CREATION. EACH HOLDER BY ACCEPTING A NOTE WAIVES AND RELEASES ALL SUCH LIABILITY. THE WAIVER AND RELEASE ARE PART OF THE CONSIDERATION FOR THE ISSUANCE OF THE NOTES.

           15. AUTHENTICATION. THIS NOTE SHALL NOT BE VALID UNTIL AUTHENTICATED BY THE MANUAL SIGNATURE OF THE TRUSTEE OR AN AUTHENTICATING AGENT.

           16. ABBREVIATIONS. CUSTOMARY ABBREVIATIONS MAY BE USED IN THE NAME OF A HOLDER OR AN ASSIGNEE, SUCH AS: TEN COM (= TENANTS IN COMMON), TEN ENT (= TENANTS BY THE ENTIRETIES), JT TEN (= JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON), CUST (= CUSTODIAN), AND U/G/M/A (= UNIFORM GIFTS TO MINORS ACT).

           17. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. IN ADDITION TO THE RIGHTS PROVIDED TO HOLDERS OF NOTES UNDER THE INDENTURE, HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES SHALL HAVE ALL THE RIGHTS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT DATED AS OF MAY 28, 1999, BETWEEN THE COMPANY AND THE PARTIES NAMED ON THE SIGNATURE PAGES THEREOF OR, IN THE CASE OF ADDITIONAL NOTES, HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES SHALL HAVE THE RIGHTS SET FORTH IN ONE OR MORE REGISTRATION RIGHTS AGREEMENTS, IF ANY, BETWEEN THE COMPANY AND THE OTHER PARTIES THERETO, RELATING TO RIGHTS GIVEN BY THE COMPANY TO THE PURCHASERS OF ANY ADDITIONAL NOTES (COLLECTIVELY, THE "REGISTRATION RIGHTS AGREEMENT").

           18. CUSIP NUMBERS. PURSUANT TO A RECOMMENDATION PROMULGATED BY THE COMMITTEE ON UNIFORM SECURITY IDENTIFICATION PROCEDURES, THE COMPANY HAS CAUSED CUSIP NUMBERS TO BE PRINTED ON THE NOTES AND THE TRUSTEE MAY USE CUSIP NUMBERS IN NOTICES OF REDEMPTION AS A CONVENIENCE TO HOLDERS. NO REPRESENTATION IS MADE AS TO THE ACCURACY OF SUCH NUMBERS EITHER AS PRINTED ON THE NOTES OR AS CONTAINED IN ANY NOTICE OF REDEMPTION AND RELIANCE MAY BE PLACED ONLY ON THE OTHER IDENTIFICATION NUMBERS PLACED THEREON.

           THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE AND/OR THE REGISTRATION RIGHTS AGREEMENT. REQUESTS MAY BE MADE TO:


J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
4508 IDS CENTER
MINNEAPOLIS, MINNESOTA  55402
ATTENTION: CHIEF FINANCIAL OFFICER


                                     A1-7

                                 ASSIGNMENT FORM


TO ASSIGN THIS NOTE, FILL IN THE FORM BELOW:


(I) OR (WE) ASSIGN AND TRANSFER THIS NOTE TO: (INSERT ASSIGNEE'S LEGAL NAME)


----------------------------------------------------------------------------
                  (INSERT ASSIGNEE'S SOC. SEC. OR TAX I.D. NO.)


----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
              (PRINT OR TYPE ASSIGNEE'S NAME, ADDRESS AND ZIP CODE)


AND IRREVOCABLY APPOINT
                        ----------------------------------------------------

TO TRANSFER THIS NOTE ON THE BOOKS OF THE COMPANY. THE AGENT MAY SUBSTITUTE ANOTHER TO ACT FOR HIM.


DATE:


                  YOUR SIGNATURE:
                                  ------------------------------------------
                  (SIGN EXACTLY AS YOUR NAME APPEARS ON THE FACE OF THIS NOTE)



SIGNATURE GUARANTEE*:
                      ------------------------------------------------------

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE SUBSIDIARY GUARANTOR ACCEPTABLE TO THE TRUSTEE).


                                     A1-8

                       OPTION OF HOLDER TO ELECT PURCHASE


           IF YOU WANT TO ELECT TO HAVE THIS NOTE PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.10 OR 4.15 OF THE INDENTURE, CHECK THE APPROPRIATE BOX
BELOW:


                     SECTION 4.10          SECTION 4.15


           IF YOU WANT TO ELECT TO HAVE ONLY PART OF THE NOTE PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.10 OR SECTION 4.15 OF THE INDENTURE, STATE THE AMOUNT YOU ELECT TO HAVE PURCHASED:


                                            $
                                              -----------------------------


DATE:
      --------------------


                  YOUR SIGNATURE:
                                  -----------------------------------------
                  (SIGN EXACTLY AS YOUR NAME APPEARS ON THE FACE OF THIS NOTE)


                                         TAX IDENTIFICATION NO.:
                                                                 -----------


SIGNATURE GUARANTEE*:
                      ------------------------------------------------------

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE SUBSIDIARY GUARANTOR ACCEPTABLE TO THE TRUSTEE).


                                     A1-9

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE


           THE FOLLOWING EXCHANGES OF A PART OF THIS GLOBAL NOTE FOR AN INTEREST IN ANOTHER GLOBAL NOTE OR FOR A DEFINITIVE NOTE, OR EXCHANGES OF A PART OF ANOTHER GLOBAL NOTE OR DEFINITIVE NOTE FOR AN INTEREST IN THIS GLOBAL NOTE, HAVE BEEN MADE:




                                                                   PRINCIPAL AMOUNT
                        AMOUNT OF              AMOUNT OF          OF THIS GLOBAL NOTE       SIGNATURE OF
                       DECREASE IN            INCREASE IN           FOLLOWING SUCH       AUTHORIZED OFFICER
                     PRINCIPAL AMOUNT       PRINCIPAL AMOUNT         DECREASE (OR)         OF TRUSTEE OR
DATE OF EXCHANGE    OF THIS GLOBAL NOTE    OF THIS GLOBAL NOTE         INCREASE)           NOTE CUSTODIAN
----------------    -------------------    -------------------    -------------------    ------------------




                                     A1-10

                                                                    [EXHIBIT A2]


                  [FACE OF REGULATION S TEMPORARY GLOBAL NOTE]


                                                               CUSIP  __________


               11 1/2% [SERIES A] [SERIES B] SENIOR NOTES DUE 2009


NO. ___                                                              $__________


                      J.L. FRENCH AUTOMOTIVE CASTINGS, INC.


PROMISES TO PAY TO CEDE & CO.


OR REGISTERED ASSIGNS,


THE PRINCIPAL SUM OF


DOLLARS ON JUNE 1, 2009.


INTEREST PAYMENT DATES:  JUNE 1, AND DECEMBER 1


RECORD DATES:  MAY 15, AND NOVEMBER 15


DATED:  MAY 28, 1999


                                           J.L. FRENCH AUTOMOTIVE CASTINGS, INC.


                                           BY:
                                              NAME:
                                              TITLE:


                                           BY:
                                              NAME:
                                              TITLE:


THIS IS ONE OF THE NOTES REFERRED TO
IN THE WITHIN-MENTIONED INDENTURE:

U.S. BANK TRUST NATIONAL ASSOCIATION,
  AS TRUSTEE


BY:
    ----------------------------------
           AUTHORIZED SIGNATORY


                                     A2-1

                                                                    [EXHIBIT A2]


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                      A2-2

                  [BACK OF REGULATION S TEMPORARY GLOBAL NOTE]
        11 1/2% [SERIES A] [SERIES B] SENIOR SUBORDINATED NOTES DUE 2009

        THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(A) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THE NOTE (OR ITS PREDECESSORS) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), PURCHASING FOR ITS OWN ACCOUNT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE NOTES (THE FORM OF SUCH LETTER CAN BE OBTAINED FROM THE TRUSTEE) OR (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (F) SUCH TRANSFER IS EFFECTED BY THE DELIVERY TO THE TRANSFEREE OF DEFINITIVE SECURITIES REGISTERED IN ITS NAME (OR ITS NOMINEES
NAME) IN THE BOOKS MAINTAINED BY THE REGISTRAR, AND IS SUBJECT TO THE RECEIPT BY THE REGISTRAR (AND THE COMPANY, IF IT SO REQUESTS) OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (II) TO THE COMPANY OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE,


                                     A2-3

IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

           CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE INDENTURE REFERRED TO BELOW UNLESS OTHERWISE INDICATED.

           1. INTEREST. J. L. FRENCH AUTOMOTIVE CASTINGS, INC., A DELAWARE CORPORATION (THE "COMPANY"), PROMISES TO PAY INTEREST ON THE PRINCIPAL AMOUNT OF THIS NOTE AT 11 1/2% PER ANNUM FROM MAY 28 1999 UNTIL MATURITY AND SHALL PAY THE LIQUIDATED DAMAGES PAYABLE PURSUANT TO SECTION 5 OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO BELOW. THE COMPANY SHALL PAY INTEREST AND LIQUIDATED DAMAGES SEMI-ANNUALLY IN ARREARS ON JUNE 1 AND DECEMBER 1 OF EACH YEAR, OR IF ANY SUCH DAY IS NOT A BUSINESS DAY, ON THE NEXT SUCCEEDING BUSINESS DAY (EACH AN "INTEREST PAYMENT DATE"). INTEREST ON THE NOTES SHALL ACCRUE FROM THE MOST RECENT DATE TO WHICH INTEREST HAS BEEN PAID OR, IF NO INTEREST HAS BEEN PAID, FROM THE DATE OF ISSUANCE; PROVIDED THAT IF THERE IS NO EXISTING DEFAULT IN THE PAYMENT OF INTEREST, AND IF THIS NOTE IS AUTHENTICATED BETWEEN A RECORD DATE REFERRED TO ON THE FACE HEREOF AND THE NEXT SUCCEEDING INTEREST PAYMENT DATE, INTEREST SHALL ACCRUE FROM SUCH NEXT SUCCEEDING INTEREST PAYMENT DATE; PROVIDED, FURTHER, THAT THE FIRST INTEREST PAYMENT DATE SHALL BE DECEMBER 1, 1999. THE COMPANY SHALL PAY INTEREST (INCLUDING POST-PETITION INTEREST IN ANY PROCEEDING UNDER ANY BANKRUPTCY LAW) ON OVERDUE PRINCIPAL AND PREMIUM, IF ANY, FROM TIME TO TIME ON DEMAND AT A RATE THAT IS 1% PER ANNUM IN EXCESS OF THE RATE THEN IN EFFECT; IT SHALL PAY INTEREST (INCLUDING POST-PETITION INTEREST IN ANY PROCEEDING UNDER ANY BANKRUPTCY LAW) ON OVERDUE INSTALLMENTS OF INTEREST AND LIQUIDATED DAMAGES (WITHOUT REGARD TO ANY APPLICABLE GRACE PERIODS) FROM TIME TO TIME ON DEMAND AT THE SAME RATE TO THE EXTENT LAWFUL. INTEREST SHALL BE COMPUTED ON THE BASIS OF A 360-DAY YEAR OF TWELVE 30-DAY MONTHS.

           UNTIL THIS REGULATION S TEMPORARY GLOBAL NOTE IS EXCHANGED FOR ONE OR MORE REGULATION S PERMANENT GLOBAL NOTES, THE HOLDER HEREOF SHALL NOT BE ENTITLED TO RECEIVE PAYMENTS OF INTEREST HEREON; UNTIL SO EXCHANGED IN FULL, THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL IN ALL OTHER RESPECTS BE ENTITLED TO THE SAME BENEFITS AS OTHER SENIOR SUBORDINATED NOTES UNDER THE INDENTURE.

           2. METHOD OF PAYMENT. THE COMPANY SHALL PAY INTEREST ON THE NOTES (EXCEPT DEFAULTED INTEREST) AND LIQUIDATED DAMAGES TO THE PERSONS WHO ARE REGISTERED HOLDERS OF NOTES AT THE CLOSE OF BUSINESS ON THE MAY 15 OR NOVEMBER 15 NEXT PRECEDING THE INTEREST PAYMENT DATE, EVEN IF SUCH NOTES ARE CANCELED AFTER SUCH RECORD DATE AND ON OR BEFORE SUCH INTEREST PAYMENT DATE, EXCEPT AS PROVIDED IN SECTION 2.12 OF THE INDENTURE WITH RESPECT TO DEFAULTED INTEREST. THE NOTES SHALL BE PAYABLE AS TO PRINCIPAL, PREMIUM AND LIQUIDATED DAMAGES, IF ANY, AND INTEREST AT THE OFFICE OR AGENCY OF THE COMPANY MAINTAINED FOR SUCH PURPOSE WITHIN OR WITHOUT THE CITY AND STATE OF NEW YORK, OR, AT THE OPTION OF THE COMPANY, PAYMENT OF INTEREST AND LIQUIDATED DAMAGES MAY BE MADE BY CHECK MAILED TO THE HOLDERS AT THEIR ADDRESSES SET FORTH IN THE REGISTER OF HOLDERS, AND PROVIDED THAT PAYMENT BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS SHALL BE REQUIRED WITH RESPECT TO PRINCIPAL OF AND INTEREST, PREMIUM AND LIQUIDATED DAMAGES ON, ALL GLOBAL NOTES AND ALL OTHER NOTES THE HOLDERS OF WHICH SHALL HAVE PROVIDED WIRE TRANSFER INSTRUCTIONS TO THE COMPANY OR THE PAYING AGENT. SUCH PAYMENT SHALL BE IN SUCH COIN OR CURRENCY OF THE UNITED STATES OF AMERICA AS AT THE TIME OF PAYMENT IS LEGAL TENDER FOR PAYMENT OF PUBLIC AND PRIVATE DEBTS.


                                     A2-4

           3. PAYING AGENT AND REGISTRAR. INITIALLY, U.S. BANK TRUST NATIONAL ASSOCIATION, THE TRUSTEE UNDER THE INDENTURE, SHALL ACT AS PAYING AGENT AND REGISTRAR. THE COMPANY MAY CHANGE ANY PAYING AGENT OR REGISTRAR WITHOUT NOTICE TO ANY HOLDER. THE COMPANY OR ANY OF ITS SUBSIDIARIES MAY ACT IN ANY SUCH CAPACITY.

           4. INDENTURE. THE COMPANY ISSUED THE NOTES UNDER AN INDENTURE DATED AS OF MAY 28, 1999 ("INDENTURE") BETWEEN THE COMPANY AND THE TRUSTEE. THE TERMS OF THE NOTES INCLUDE THOSE STATED IN THE INDENTURE AND THOSE MADE PART OF THE INDENTURE BY REFERENCE TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED (15 U.S. CODE Sections 77AAA-77BBBB). THE NOTES ARE SUBJECT TO ALL SUCH TERMS, AND HOLDERS ARE REFERRED TO THE INDENTURE AND SUCH ACT FOR A STATEMENT OF SUCH TERMS. THE NOTES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT, TO THE EXTENT AND IN THE MANNER PROVIDED IN ARTICLE 10 OF THE INDENTURE. TO THE EXTENT ANY PROVISION OF THIS NOTE CONFLICTS WITH THE EXPRESS PROVISIONS OF THE INDENTURE, THE PROVISIONS OF THE INDENTURE SHALL GOVERN AND BE CONTROLLING. THE NOTES ARE OBLIGATIONS OF THE COMPANY LIMITED TO $275 MILLION IN AGGREGATE PRINCIPAL AMOUNT.

            5.   OPTIONAL REDEMPTION.

           (A) EXCEPT AS SET FORTH IN SUBPARAGRAPH (B) OF THIS PARAGRAPH 5, THE COMPANY SHALL NOT HAVE THE OPTION TO REDEEM THE NOTES PRIOR TO JUNE 1, 2004. THEREAFTER, THE COMPANY SHALL HAVE THE OPTION TO REDEEM THE NOTES, IN WHOLE OR IN PART, UPON NOT LESS THAN 30 NOR MORE THAN 60 DAYS' NOTICE, AT THE REDEMPTION PRICES (EXPRESSED AS PERCENTAGES OF PRINCIPAL AMOUNT) SET FORTH BELOW PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES THEREON TO THE APPLICABLE REDEMPTION DATE, IF REDEEMED DURING THE TWELVE-MONTH PERIOD BEGINNING ON JUNE 1 OF THE YEARS INDICATED BELOW:



               YEAR                             PERCENTAGE
               ----                             ----------


               2004 ........................... 105.7500%
               2005 ........................... 103.8333%
               2006 ........................... 101.9167%
               2007 AND THEREAFTER ............ 100.0000%


           (B) NOTWITHSTANDING THE PROVISIONS OF SUBPARAGRAPH (A) OF THIS PARAGRAPH 5, AT ANY TIME PRIOR TO JUNE 1, 2002, THE COMPANY MAY REDEEM UP TO 35% OF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES ORIGINALLY ISSUED UNDER THE INDENTURE AT A REDEMPTION PRICE OF 111.50% OF THE AGGREGATE PRINCIPAL AMOUNT THEREOF, PLUS ACCRUED AND UNPAID INTEREST TO THE REDEMPTION DATE, WITH THE NET CASH PROCEEDS OF ONE OR MORE EQUITY OFFERINGS; PROVIDED THAT AT LEAST 65% OF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES ISSUED UNDER THE INDENTURE REMAINS OUTSTANDING IMMEDIATELY AFTER THE OCCURRENCE OF EACH SUCH REDEMPTION (EXCLUDING NOTES HELD BY THE COMPANY AND ITS SUBSIDIARIES) AND THE REDEMPTION OCCURS WITHIN 90 DAYS OF THE DATE OF THE CLOSING OF SUCH EQUITY OFFERING.

            6.   MANDATORY REDEMPTION.

           EXCEPT AS SET FORTH IN PARAGRAPH 7 BELOW, THE COMPANY SHALL NOT BE REQUIRED TO MAKE MANDATORY REDEMPTION PAYMENTS WITH RESPECT TO THE NOTES.


                                     A2-5

            7.   REPURCHASE AT OPTION OF HOLDER.

           (A) IF THERE IS A CHANGE OF CONTROL, THE COMPANY SHALL BE REQUIRED TO MAKE AN OFFER (A "CHANGE OF CONTROL OFFER") TO REPURCHASE ALL OR ANY PART (EQUAL TO $1,000 OR AN INTEGRAL MULTIPLE THEREOF) OF EACH HOLDER'S NOTES AT A PURCHASE PRICE EQUAL TO 101% OF THE AGGREGATE PRINCIPAL AMOUNT THEREOF PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES THEREON, IF ANY, TO THE DATE OF PURCHASE (THE "CHANGE OF CONTROL PAYMENT"). WITHIN 30 DAYS FOLLOWING ANY CHANGE OF CONTROL, THE COMPANY SHALL MAIL A NOTICE TO EACH HOLDER SETTING FORTH THE PROCEDURES GOVERNING THE CHANGE OF CONTROL OFFER AS REQUIRED BY THE INDENTURE.

           (B) WHEN THE AGGREGATE AMOUNT OF EXCESS PROCEEDS FROM ONE OR MORE ASSET SALES EXCEEDS $10.0 MILLION, THE COMPANY SHALL COMMENCE AN OFFER TO ALL HOLDERS OF NOTES (AS "ASSET SALE OFFER") PURSUANT TO SECTION 3.09 OF THE INDENTURE TO PURCHASE THE MAXIMUM PRINCIPAL AMOUNT OF NOTES (INCLUDING ANY ADDITIONAL NOTES) THAT MAY BE PURCHASED OUT OF THE EXCESS PROCEEDS AT AN OFFER PRICE IN CASH IN AN AMOUNT EQUAL TO 100% OF THE PRINCIPAL AMOUNT THEREOF PLUS ACCRUED AND UNPAID INTEREST AND LIQUIDATED DAMAGES THEREON, IF ANY, TO THE DATE FIXED FOR THE CLOSING OF SUCH OFFER IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE INDENTURE. TO THE EXTENT THAT THE AGGREGATE AMOUNT OF NOTES (INCLUDING ANY ADDITIONAL NOTES) TENDERED PURSUANT TO AN ASSET SALE OFFER IS LESS THAN THE EXCESS PROCEEDS, THE COMPANY (OR SUCH SUBSIDIARY) MAY USE SUCH DEFICIENCY FOR GENERAL CORPORATE PURPOSES. IF THE AGGREGATE PRINCIPAL AMOUNT OF NOTES SURRENDERED BY HOLDERS THEREOF EXCEEDS THE AMOUNT OF EXCESS PROCEEDS, THE TRUSTEE SHALL SELECT THE NOTES TO BE PURCHASED ON A PRO RATA BASIS. HOLDERS OF NOTES THAT ARE THE SUBJECT OF AN OFFER TO PURCHASE SHALL RECEIVE AN ASSET SALE OFFER FROM THE COMPANY PRIOR TO ANY RELATED PURCHASE DATE AND MAY ELECT TO HAVE SUCH NOTES PURCHASED BY COMPLETING THE FORM ENTITLED "OPTION OF HOLDER TO ELECT PURCHASE" ON THE REVERSE OF THE NOTES.

           8. NOTICE OF REDEMPTION. NOTICE OF REDEMPTION SHALL BE MAILED AT LEAST 30 DAYS BUT NOT MORE THAN 60 DAYS BEFORE THE REDEMPTION DATE TO EACH HOLDER WHOSE NOTES ARE TO BE REDEEMED AT ITS REGISTERED ADDRESS. NOTES IN DENOMINATIONS LARGER THAN $1,000 MAY BE REDEEMED IN PART BUT ONLY IN WHOLE MULTIPLES OF $1,000, UNLESS ALL OF THE NOTES HELD BY A HOLDER ARE TO BE REDEEMED. ON AND AFTER THE REDEMPTION DATE INTEREST CEASES TO ACCRUE ON NOTES OR PORTIONS THEREOF CALLED FOR REDEMPTION.

           9. DENOMINATIONS, TRANSFER, EXCHANGE. THE NOTES ARE IN REGISTERED FORM WITHOUT COUPONS IN DENOMINATIONS OF $1,000 AND INTEGRAL MULTIPLES OF $1,000. THE TRANSFER OF NOTES MAY BE REGISTERED AND NOTES MAY BE EXCHANGED AS PROVIDED IN THE INDENTURE. THE REGISTRAR AND THE TRUSTEE MAY REQUIRE A HOLDER, AMONG OTHER THINGS, TO FURNISH APPROPRIATE ENDORSEMENTS AND TRANSFER DOCUMENTS AND THE COMPANY MAY REQUIRE A HOLDER TO PAY ANY TAXES AND FEES REQUIRED BY LAW OR PERMITTED BY THE INDENTURE. THE COMPANY NEED NOT EXCHANGE OR REGISTER THE TRANSFER OF ANY NOTE OR PORTION OF A NOTE SELECTED FOR REDEMPTION, EXCEPT FOR THE UNREDEEMED PORTION OF ANY NOTE BEING REDEEMED IN PART. ALSO, THE COMPANY NEED NOT EXCHANGE OR REGISTER THE TRANSFER OF ANY NOTES FOR A PERIOD OF 15 DAYS BEFORE A SELECTION OF NOTES TO BE REDEEMED OR DURING THE PERIOD BETWEEN A RECORD DATE AND THE CORRESPONDING INTEREST PAYMENT DATE.

           THIS REGULATION S TEMPORARY GLOBAL NOTE IS EXCHANGEABLE IN WHOLE OR IN PART FOR ONE OR MORE GLOBAL NOTES ONLY (I) ON OR AFTER THE TERMINATION OF THE 40-DAY RESTRICTED PERIOD (AS DEFINED IN REGULATION S) AND (II) UPON PRESENTATION OF CERTIFICATES (ACCOMPANIED BY


                                     A2-6

AN OPINION OF COUNSEL, IF APPLICABLE) REQUIRED BY ARTICLE 2 OF THE INDENTURE. UPON EXCHANGE OF THIS REGULATION S TEMPORARY GLOBAL NOTE FOR ONE OR MORE GLOBAL NOTES, THE TRUSTEE SHALL CANCEL THIS REGULATION S TEMPORARY GLOBAL NOTE.

           10. PERSONS DEEMED OWNERS. THE REGISTERED HOLDER OF A NOTE MAY BE TREATED AS ITS OWNER FOR ALL PURPOSES.

           11. AMENDMENT, SUPPLEMENT AND WAIVER. SUBJECT TO CERTAIN EXCEPTIONS, THE INDENTURE OR THE NOTES MAY BE AMENDED OR SUPPLEMENTED WITH THE CONSENT OF THE HOLDERS OF AT LEAST A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES AND ADDITIONAL NOTES, IF ANY, VOTING AS A SINGLE CLASS, AND ANY EXISTING DEFAULT OR COMPLIANCE WITH ANY PROVISION OF THE INDENTURE, THE SUBSIDIARY GUARANTIES OR THE NOTES AND ADDITIONAL NOTES, IF ANY, MAY BE WAIVED WITH THE CONSENT OF THE HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES VOTING AS A SINGLE CLASS. WITHOUT THE CONSENT OF ANY HOLDER OF A NOTE, THE INDENTURE OR THE NOTES MAY BE AMENDED OR SUPPLEMENTED TO CURE ANY AMBIGUITY, DEFECT OR INCONSISTENCY, TO PROVIDE FOR UNCERTIFICATED NOTES IN ADDITION TO OR IN PLACE OF CERTIFICATED NOTES, TO PROVIDE FOR THE ASSUMPTION OF THE COMPANY'S OR ANY SUBSIDIARY GUARANTOR'S OBLIGATIONS TO HOLDERS OF THE NOTES IN CASE OF A MERGER OR CONSOLIDATION, TO MAKE ANY CHANGE THAT WOULD PROVIDE ANY ADDITIONAL RIGHTS OR BENEFITS TO THE HOLDERS OF THE NOTES OR THAT DOES NOT ADVERSELY AFFECT THE LEGAL RIGHTS UNDER THE INDENTURE OF ANY SUCH HOLDER, OR TO COMPLY WITH THE REQUIREMENTS OF THE SEC IN ORDER TO EFFECT OR MAINTAIN THE QUALIFICATION OF THE INDENTURE UNDER THE TRUST INDENTURE ACT, TO PROVIDE FOR THE ISSUANCE OF ADDITIONAL NOTES IN ACCORDANCE WITH THE LIMITATIONS SET FORTH IN THE INDENTURE, OR TO ALLOW ANY GUARANTOR TO EXECUTE A SUPPLEMENTAL INDENTURE TO THE INDENTURE AND/OR A SUBSIDIARY GUARANTEE WITH RESPECT TO THE NOTE.

           12. DEFAULTS AND REMEDIES. EVENTS OF DEFAULT INCLUDE: (I) DEFAULT FOR 30 DAYS IN THE PAYMENT WHEN DUE OF INTEREST ON OR LIQUIDATED DAMAGES, IF ANY, WITH RESPECT TO THE NOTES; (II) DEFAULT IN PAYMENT WHEN DUE OF PRINCIPAL OF OR PREMIUM, IF ANY, ON THE NOTES, (III) FAILURE BY THE COMPANY OR ANY OF ITS RESTRICTED SUBSIDIARIES TO COMPLY WITH SECTION 5.01 OF THE INDENTURE; (IV) FAILURE BY THE COMPANY OR THE COMPANY'S RESTRICTED SUBSIDIARIES FOR 60 DAYS AFTER NOTICE TO THE COMPANY BY THE TRUSTEE OR THE HOLDERS OF AT LEAST 25% IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES (INCLUDING ADDITIONAL NOTES, IF ANY) THEN OUTSTANDING VOTING AS A SINGLE CLASS TO COMPLY WITH CERTAIN OTHER AGREEMENTS IN THE INDENTURE OR THE NOTES; (V) DEFAULT UNDER CERTAIN OTHER AGREEMENTS RELATING TO INDEBTEDNESS OF THE COMPANY WHICH DEFAULT RESULTS IN THE ACCELERATION OF SUCH INDEBTEDNESS PRIOR TO ITS EXPRESS MATURITY; (VI) CERTAIN FINAL JUDGMENTS FOR THE PAYMENT OF MONEY THAT REMAIN UNDISCHARGED FOR A PERIOD OF 90 DAYS; (VII) EXCEPT AS PERMITTED BY THE INDENTURE, ANY SUBSIDIARY GUARANTY SHALL BE HELD IN ANY JUDICIAL PROCEEDING TO BE UNENFORCEABLE OR INVALID OR SHALL CEASE FOR ANY REASON TO BE IN FULL FORCE AND EFFECT OR ANY SUBSIDIARY GUARANTOR OR ANY PERSON ACTION ON ITS BEHALF SHALL DENY OR DISAFFIRM ITS OBLIGATIONS UNDER SUCH SUBSIDIARY GUARANTOR'S SUBSIDIARY GUARANTY; AND (VIII) CERTAIN EVENTS OF BANKRUPTCY OR INSOLVENCY WITH RESPECT TO THE COMPANY OR ANY SUBSIDIARY OR GROUP OF SUBSIDIARIES THAT, INDIVIDUALLY OR IN THE AGGREGATE, WOULD CONSTITUTE A SIGNIFICANT SUBSIDIARY. IF ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING, THE TRUSTEE OR THE HOLDERS OF AT LEAST 25% IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY DECLARE ALL THE NOTES TO BE DUE AND PAYABLE; PROVIDED, HOWEVER, THAT SO LONG AS ANY INDEBTEDNESS PERMITTED TO BE INCURRED UNDER THE INDENTURE AS PART OF THE CREDIT FACILITIES IS OUTSTANDING, NO SUCH ACCELERATION SHALL BE EFFECTIVE UNTIL THE EARLIER OF (I) FIVE BUSINESS DAYS AFTER THE GIVING OF WRITTEN NOTICE TO THE COMPANY AND THE ADMINISTRATIVE


                                     A2-7

AGENT UNDER THE CREDIT FACILITIES OF SUCH ACCELERATION OR (II) ACCELERATION OF ANY SUCH INDEBTEDNESS UNDER THE CREDIT FACILITIES. NOTWITHSTANDING THE FOREGOING, IN THE CASE OF AN EVENT OF DEFAULT ARISING FROM CERTAIN EVENTS OF BANKRUPTCY OR INSOLVENCY, ALL OUTSTANDING NOTES SHALL BECOME DUE AND PAYABLE WITHOUT FURTHER ACTION OR NOTICE. HOLDERS MAY NOT ENFORCE THE INDENTURE OR THE NOTES EXCEPT AS PROVIDED IN THE INDENTURE. SUBJECT TO CERTAIN LIMITATIONS, HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE THEN OUTSTANDING NOTES MAY DIRECT THE TRUSTEE IN ITS EXERCISE OF ANY TRUST OR POWER. THE TRUSTEE MAY WITHHOLD FROM HOLDERS OF THE NOTES NOTICE OF ANY CONTINUING DEFAULT OR EVENT OF DEFAULT (EXCEPT A DEFAULT OR EVENT OF DEFAULT RELATING TO THE PAYMENT OF PRINCIPAL OR INTEREST) IF IT DETERMINES THAT WITHHOLDING NOTICE IS IN THEIR INTEREST. THE HOLDERS OF A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES THEN OUTSTANDING BY NOTICE TO THE TRUSTEE MAY ON BEHALF OF THE HOLDERS OF ALL OF THE NOTES WAIVE ANY EXISTING DEFAULT OR EVENT OF DEFAULT AND ITS CONSEQUENCES UNDER THE INDENTURE EXCEPT A CONTINUING DEFAULT OR EVENT OF DEFAULT IN THE PAYMENT OF INTEREST OR LIQUIDATED DAMAGES ON, OR THE PRINCIPAL OF, THE NOTES. THE COMPANY IS REQUIRED TO DELIVER TO THE TRUSTEE ANNUALLY A STATEMENT REGARDING COMPLIANCE WITH THE INDENTURE, AND THE COMPANY IS REQUIRED UPON BECOMING AWARE OF ANY DEFAULT OR EVENT OF DEFAULT, TO DELIVER TO THE TRUSTEE A STATEMENT SPECIFYING SUCH DEFAULT OR EVENT OF DEFAULT.

           13. TRUSTEE DEALINGS WITH COMPANY. THE TRUSTEE, IN ITS INDIVIDUAL OR ANY OTHER CAPACITY, MAY MAKE LOANS TO, ACCEPT DEPOSITS FROM, AND PERFORM SERVICES FOR THE COMPANY OR ITS AFFILIATES, AND MAY OTHERWISE DEAL WITH THE COMPANY OR ITS AFFILIATES, AS IF IT WERE NOT THE TRUSTEE.

           14. NO RECOURSE AGAINST OTHERS. A DIRECTOR, OFFICER, EMPLOYEE, INCORPORATOR OR STOCKHOLDER, OF THE COMPANY OR ANY SUBSIDIARY GUARANTOR, AS SUCH, SHALL NOT HAVE ANY LIABILITY FOR ANY OBLIGATIONS OF THE COMPANY OR THE SUBSIDIARY GUARANTORS UNDER THE NOTES OR THE INDENTURE OR FOR ANY CLAIM BASED ON, IN RESPECT OF, OR BY REASON OF, SUCH OBLIGATIONS OR THEIR CREATION. EACH HOLDER BY ACCEPTING A NOTE WAIVES AND RELEASES ALL SUCH LIABILITY. THE WAIVER AND RELEASE ARE PART OF THE CONSIDERATION FOR THE ISSUANCE OF THE NOTES.

           15. AUTHENTICATION. THIS NOTE SHALL NOT BE VALID UNTIL AUTHENTICATED BY THE MANUAL SIGNATURE OF THE TRUSTEE OR AN AUTHENTICATING AGENT.

           16. ABBREVIATIONS. CUSTOMARY ABBREVIATIONS MAY BE USED IN THE NAME OF A HOLDER OR AN ASSIGNEE, SUCH AS: TEN COM (= TENANTS IN COMMON), TEN ENT (= TENANTS BY THE ENTIRETIES), JT TEN (= JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON), CUST (= CUSTODIAN), AND U/G/M/A (= UNIFORM GIFTS TO MINORS ACT).

           17. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. IN ADDITION TO THE RIGHTS PROVIDED TO HOLDERS OF NOTES UNDER THE INDENTURE, HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES SHALL HAVE ALL THE RIGHTS SET FORTH IN THE RIGHTS AGREEMENT DATED AS OF MAY 28, 1999, BETWEEN THE COMPANY AND THE PARTIES NAMED ON THE SIGNATURE PAGES THEREOF OR IN THE CASE OF ADDITIONAL NOTES, HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES SHALL HAVE THE RIGHTS SET FORTH IN ONE OR MORE REGISTRATION RIGHTS AGREEMENTS, IF ANY, BETWEEN THE COMPANY AND THE OTHER PARTIES THERETO, RELATING TO RIGHTS GIVEN BY THE COMPANY TO THE PURCHASERS OF ANY ADDITIONAL NOTES (COLLECTIVELY, THE "REGISTRATION RIGHTS AGREEMENT").


                                     A2-8

           18. CUSIP NUMBERS. PURSUANT TO A RECOMMENDATION PROMULGATED BY THE COMMITTEE ON UNIFORM SECURITY IDENTIFICATION PROCEDURES, THE COMPANY HAS CAUSED CUSIP NUMBERS TO BE PRINTED ON THE NOTES AND THE TRUSTEE MAY USE CUSIP NUMBERS IN NOTICES OF REDEMPTION AS A CONVENIENCE TO HOLDERS. NO REPRESENTATION IS MADE AS TO THE ACCURACY OF SUCH NUMBERS EITHER AS PRINTED ON THE NOTES OR AS CONTAINED IN ANY NOTICE OF REDEMPTION AND RELIANCE MAY BE PLACED ONLY ON THE OTHER IDENTIFICATION NUMBERS PLACED THEREON.

           THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE AND/OR THE REGISTRATION RIGHTS AGREEMENT. REQUESTS MAY BE MADE TO:


J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
4508 IDS CENTER
MINNEAPOLIS, MINNESOTA  55402
ATTENTION:  CHIEF FINANCIAL OFFICER


                                     A2-9

                                 ASSIGNMENT FORM


TO ASSIGN THIS NOTE, FILL IN THE FORM BELOW:


(I) OR (WE) ASSIGN AND TRANSFER THIS NOTE TO: (INSERT ASSIGNEE'S LEGAL NAME)


----------------------------------------------------------------------------
                  (INSERT ASSIGNEE'S SOC. SEC. OR TAX I.D. NO.)


----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
              (PRINT OR TYPE ASSIGNEE'S NAME, ADDRESS AND ZIP CODE)


AND IRREVOCABLY APPOINT
                        ----------------------------------------------------

TO TRANSFER THIS NOTE ON THE BOOKS OF THE COMPANY. THE AGENT MAY SUBSTITUTE ANOTHER TO ACT FOR HIM.


DATE:


                  YOUR SIGNATURE:
                                  ------------------------------------------
                  (SIGN EXACTLY AS YOUR NAME APPEARS ON THE FACE OF THIS NOTE)



SIGNATURE GUARANTEE*:
                      ------------------------------------------------------

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE SUBSIDIARY GUARANTOR ACCEPTABLE TO THE TRUSTEE).


                                     A2-10

                       OPTION OF HOLDER TO ELECT PURCHASE


           IF YOU WANT TO ELECT TO HAVE THIS NOTE PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.10 OR 4.15 OF THE INDENTURE, CHECK THE APPROPRIATE BOX
BELOW:


                     SECTION 4.10          SECTION 4.15


           IF YOU WANT TO ELECT TO HAVE ONLY PART OF THE NOTE PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.10 OR SECTION 4.15 OF THE INDENTURE, STATE THE AMOUNT YOU ELECT TO HAVE PURCHASED:


                                            $
                                              -----------------------------


DATE:
      --------------------


                  YOUR SIGNATURE:
                                  -----------------------------------------
                  (SIGN EXACTLY AS YOUR NAME APPEARS ON THE FACE OF THIS NOTE)


                                         TAX IDENTIFICATION NO.:
                                                                 -----------


SIGNATURE GUARANTEE*:
                      ------------------------------------------------------

* PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM (OR OTHER SIGNATURE SUBSIDIARY GUARANTOR ACCEPTABLE TO THE TRUSTEE).


                                     A2-11

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE


           THE FOLLOWING EXCHANGES OF A PART OF THIS REGULATION S TEMPORARY GLOBAL NOTE FOR AN INTEREST IN ANOTHER GLOBAL NOTE, OR OF OTHER RESTRICTED GLOBAL NOTES FOR AN INTEREST IN THIS REGULATION S TEMPORARY GLOBAL NOTE, HAVE BEEN MADE:



                                                                   PRINCIPAL AMOUNT
                        AMOUNT OF              AMOUNT OF          OF THIS GLOBAL NOTE       SIGNATURE OF
                       DECREASE IN            INCREASE IN           FOLLOWING SUCH       AUTHORIZED OFFICER
                     PRINCIPAL AMOUNT       PRINCIPAL AMOUNT         DECREASE (OR)         OF TRUSTEE OR
DATE OF EXCHANGE    OF THIS GLOBAL NOTE    OF THIS GLOBAL NOTE         INCREASE)           NOTE CUSTODIAN
----------------    -------------------    -------------------    -------------------    ------------------




                                     A2-12

                         FORM OF CERTIFICATE OF TRANSFER


J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
4508 IDS CENTER
MINNEAPOLIS, MINNESOTA  55402



[REGISTRAR ADDRESS BLOCK]


            RE:  11 1/2 % SENIOR SUBORDINATED NOTES DUE 2009


           REFERENCE IS HEREBY MADE TO THE INDENTURE, DATED AS OF MAY 28, 1999 (THE "INDENTURE"), BETWEEN J.L. FRENCH AUTOMOTIVE CASTINGS, INC., AS COMPANY (THE "COMPANY"), AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE INDENTURE.


           __________________ , (THE "TRANSFEROR") OWNS AND PROPOSES TO TRANSFER THE NOTE[S] OR INTEREST IN SUCH NOTE[S] SPECIFIED IN ANNEX A HERETO, IN THE PRINCIPAL AMOUNT OF $___________ IN SUCH NOTE[S] OR INTERESTS (THE "TRANSFER"), TO _________________________ (THE "TRANSFEREE"), AS FURTHER SPECIFIED IN
ANNEX A HERETO. IN CONNECTION WITH THE TRANSFER, THE TRANSFEROR HEREBY CERTIFIES
THAT:


                             [CHECK ALL THAT APPLY]


         1. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. THE TRANSFER IS BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THE TRANSFEROR HEREBY FURTHER CERTIFIES THAT THE BENEFICIAL INTEREST OR DEFINITIVE NOTE IS BEING TRANSFERRED TO A PERSON THAT THE TRANSFEROR REASONABLY BELIEVED AND BELIEVES IS PURCHASING THE BENEFICIAL INTEREST OR DEFINITIVE NOTE FOR ITS OWN ACCOUNT, OR FOR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, AND SUCH PERSON AND EACH SUCH ACCOUNT IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND SUCH TRANSFER IS IN COMPLIANCE WITH ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. UPON CONSUMMATION OF THE PROPOSED TRANSFER IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, THE TRANSFERRED BENEFICIAL INTEREST OR DEFINITIVE NOTE WILL BE SUBJECT TO THE RESTRICTIONS ON TRANSFER ENUMERATED IN THE PRIVATE PLACEMENT LEGEND PRINTED ON THE 144A GLOBAL NOTE AND/OR THE DEFINITIVE NOTE AND IN THE INDENTURE AND THE SECURITIES ACT.

         2. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE TEMPORARY REGULATION S GLOBAL NOTE, THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. THE TRANSFER IS BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT AND, ACCORDINGLY, THE TRANSFEROR HEREBY FURTHER CERTIFIES THAT
(I) THE TRANSFER IS NOT BEING MADE TO A PERSON INTHE UNITED STATES AND (X) AT THE TIME THE BUY ORDER WAS ORIGINATED, THE TRANSFEREE WAS OUTSIDE THE UNITED STATES OR SUCH TRANSFEROR AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVED AND BELIEVES THAT THE TRANSFEREE WAS OUTSIDE THE UNITED STATES OR
(Y)

THE TRANSACTION WAS EXECUTED IN, ON OR THROUGH THE FACILITIES OF A DESIGNATED OFFSHORE SECURITIES MARKET AND NEITHER SUCH TRANSFEROR NOR ANY PERSON ACTING ON ITS BEHALF KNOWS THAT THE TRANSACTION WAS PREARRANGED WITH A BUYER IN THE UNITED STATES, (II) NO DIRECTED SELLING EFFORTS HAVE BEEN MADE IN CONTRAVENTION OF THE REQUIREMENTS OF RULE 903(B) OR RULE 904(B) OF REGULATION S UNDER THE SECURITIES ACT, (III) THE TRANSACTION IS NOT PART OF A PLAN OR SCHEME TO EVADE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (IV) IF THE PROPOSED TRANSFER IS BEING MADE PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, THE TRANSFER IS NOT BEING MADE TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN AN INITIAL PURCHASER). UPON CONSUMMATION OF THE PROPOSED TRANSFER IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, THE TRANSFERRED BENEFICIAL INTEREST OR DEFINITIVE NOTE WILL BE SUBJECT TO THE RESTRICTIONS ON TRANSFER ENUMERATED IN THE PRIVATE PLACEMENT LEGEND PRINTED ON THE REGULATION S GLOBAL NOTE, THE TEMPORARY REGULATION S GLOBAL NOTE AND/OR THE DEFINITIVE NOTE AND IN THE INDENTURE AND THE SECURITIES ACT.

         3. / / CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. THE TRANSFER IS BEING EFFECTED IN COMPLIANCE WITH THE TRANSFER RESTRICTIONS APPLICABLE TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES AND PURSUANT TO AND IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND ACCORDINGLY THE TRANSFEROR HEREBY FURTHER CERTIFIES THAT (CHECK
ONE):

              (A) / / SUCH TRANSFER IS BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT;

                                       OR

              (B) / / SUCH TRANSFER IS BEING EFFECTED TO THE COMPANY OR A SUBSIDIARY THEREOF;

                                       OR

              (C) / / SUCH TRANSFER IS BEING EFFECTED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH THE PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT;

                                       OR

              (D) / / SUCH TRANSFER IS BEING EFFECTED TO AN INSTITUTIONAL ACCREDITED INVESTOR AND PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OTHER THAN RULE 144A, RULE 144 OR RULE 904, AND THE TRANSFEROR HEREBY FURTHER CERTIFIES THAT IT HAS NOT ENGAGED IN ANY GENERAL SOLICITATION WITHIN THE MEANING OF REGULATION D UNDER THE SECURITIES ACT AND THE TRANSFER COMPLIES WITH THE TRANSFER RESTRICTIONS APPLICABLE TO BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE OR RESTRICTED DEFINITIVE NOTES AND THE REQUIREMENTS OF THE EXEMPTION CLAIMED, WHICH CERTIFICATION IS SUPPORTED BY (1) A CERTIFICATE EXECUTED BY THE TRANSFEREE IN THE FORM OF EXHIBIT D TO THE INDENTURE AND (2) AN OPINION OF COUNSEL PROVIDED BY THE TRANSFEROR OR THE TRANSFEREE (A COPY OF WHICH THE TRANSFEROR HAS ATTACHED TO THIS CERTIFICATION), TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT. UPON CONSUMMATION OF THE PROPOSED TRANSFER IN ACCORDANCE WITH THE TERMS OF

THE INDENTURE, THE TRANSFERRED BENEFICIAL INTEREST OR DEFINITIVE NOTE WILL BE SUBJECT TO THE RESTRICTIONS ON TRANSFER ENUMERATED IN THE PRIVATE PLACEMENT LEGEND PRINTED ON THE IAI GLOBAL NOTE AND/OR THE DEFINITIVE NOTES AND IN THE INDENTURE AND THE SECURITIES ACT.

         4. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

              (A) / / CHECK IF TRANSFER IS PURSUANT TO RULE 144. (I) THE TRANSFER IS BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH THE TRANSFER RESTRICTIONS CONTAINED IN THE INDENTURE AND ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (II)THE RESTRICTIONS ON TRANSFER CONTAINED IN THE INDENTURE AND THE PRIVATE PLACEMENT LEGEND ARE NOT REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT. UPON CONSUMMATION OF THE PROPOSED TRANSFER IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, THE TRANSFERRED BENEFICIAL INTEREST OR DEFINITIVE NOTE WILL NO LONGER BE SUBJECT TO THE RESTRICTIONS ON TRANSFER ENUMERATED IN THE PRIVATE PLACEMENT LEGEND PRINTED ON THE RESTRICTED GLOBAL NOTES, ON RESTRICTED DEFINITIVE NOTES AND IN THE INDENTURE.

              (B) / / CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (I) THE TRANSFER IS BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH THE TRANSFER RESTRICTIONS CONTAINED IN THE INDENTURE AND ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (II) THE RESTRICTIONS ON TRANSFER CONTAINED IN THE INDENTURE AND THE PRIVATE PLACEMENT LEGEND ARE NOT REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT. UPON CONSUMMATION OF THE PROPOSED TRANSFER IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, THE TRANSFERRED BENEFICIAL INTEREST OR DEFINITIVE NOTE WILL NO LONGER BE SUBJECT TO THE RESTRICTIONS ON TRANSFER ENUMERATED IN THE PRIVATE PLACEMENT LEGEND PRINTED ON THE RESTRICTED GLOBAL NOTES, ON RESTRICTED DEFINITIVE NOTES AND IN THE INDENTURE.

              (C) / / CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION.
(I) THE TRANSFER IS BEING EFFECTED PURSUANT TO AND IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OTHER THAN RULE 144, RULE 903 OR RULE 904 AND IN COMPLIANCE WITH THE TRANSFER RESTRICTIONS CONTAINED IN THE INDENTURE AND ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (II) THE RESTRICTIONS ON TRANSFER CONTAINED IN THE INDENTURE AND THE PRIVATE PLACEMENT LEGEND ARE NOT REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT. UPON CONSUMMATION OF THE PROPOSED TRANSFER IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, THE TRANSFERRED BENEFICIAL INTEREST OR DEFINITIVE NOTE WILL NOT BE SUBJECT TO THE RESTRICTIONS ON TRANSFER ENUMERATED IN THE PRIVATE PLACEMENT LEGEND PRINTED ON THE RESTRICTED GLOBAL NOTES OR RESTRICTED DEFINITIVE NOTES AND IN THE INDENTURE.

THIS CERTIFICATE AND THE STATEMENTS CONTAINED HEREIN ARE MADE FOR YOUR BENEFIT AND THE BENEFIT OF THE COMPANY.


                                                    [INSERT NAME OF TRANSFEROR]

                                         BY:
                                            NAME:
                                            TITLE:
DATED:
      ---------------

                       ANNEX A TO CERTIFICATE OF TRANSFER

1. THE TRANSFEROR OWNS AND PROPOSES TO TRANSFER THE FOLLOWING:


                            [CHECK ONE OF (A) OR (B)]


       (A) / / A BENEFICIAL INTEREST IN THE:


               (I) / / 144A GLOBAL NOTE (CUSIP 466-20Q-AA3), OR


              (II) / / REGULATION S GLOBAL NOTE (CUSIP UO9-667-AA1); OR


             (III) / / IAI GLOBAL NOTE (CUSIP ); OR


       (B) / / A RESTRICTED DEFINITIVE NOTE.


2. AFTER THE TRANSFER THE TRANSFEREE WILL HOLD:


                                   [CHECK ONE]


       (A) / / A BENEFICIAL INTEREST IN THE:


               (I) / / 144A GLOBAL NOTE (CUSIP 466-20Q-AA3), OR


              (II) / / REGULATION S GLOBAL NOTE (CUSIP UO9-667-AA1), OR


             (III) / / IAI GLOBAL NOTE (CUSIP ); OR


                (IV) / / UNRESTRICTED GLOBAL NOTE (CUSIP ); OR


       (B) / / A RESTRICTED DEFINITIVE NOTE; OR


       (C) / / AN UNRESTRICTED DEFINITIVE NOTE,


                 IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.

                                                                     EXHIBIT C


                         FORM OF CERTIFICATE OF EXCHANGE


J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
4508 IDS CENTER
MINNEAPOLIS, MINNESOTA  55402

[REGISTRAR ADDRESS BLOCK]


            RE:  11 1/2% SENIOR SUBORDINATED NOTES DUE 2009


                              (CUSIP ____________)



          REFERENCE IS HEREBY MADE TO THE INDENTURE, DATED AS OF MAY 28, 1999 (THE "INDENTURE"), BETWEEN J.L. FRENCH AUTOMOTIVE CASTINGS, INC., AS COMPANY (THE "COMPANY"), AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE INDENTURE.


          ___________________, (THE "OWNER") OWNS AND PROPOSES TO EXCHANGE THE NOTE[S] OR INTEREST IN SUCH NOTE[S] SPECIFIED HEREIN, IN THE PRINCIPAL AMOUNT OF ______________ IN SUCH NOTE[S] OR INTERESTS (THE "EXCHANGE"). IN CONNECTION WITH THE EXCHANGE, THE OWNER HEREBY CERTIFIES THAT:


     1.EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE


         (A)/ /CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. IN
CONNECTION WITH THE EXCHANGE OF THE OWNER'S BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE FOR A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE IN AN EQUAL PRINCIPAL AMOUNT, THE OWNER HEREBY CERTIFIES (I) THE BENEFICIAL INTEREST IS BEING ACQUIRED FOR THE OWNER'S OWN ACCOUNT WITHOUT TRANSFER, (II) SUCH EXCHANGE HAS BEEN EFFECTED IN COMPLIANCE WITH THE TRANSFER RESTRICTIONS APPLICABLE TO THE GLOBAL NOTES AND PURSUANT TO AND IN ACCORDANCE WITH THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), (III) THE RESTRICTIONS ON TRANSFER CONTAINED IN THE INDENTURE AND THE PRIVATE PLACEMENT LEGEND ARE NOT REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT AND (IV) THE BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE IS BEING ACQUIRED IN COMPLIANCE WITH ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.


         (B)/ /CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A
RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. IN CONNECTION WITH THE EXCHANGE OF THE OWNER'S BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE FOR AN UNRESTRICTED DEFINITIVE NOTE, THE OWNER HEREBY CERTIFIES (I) THE DEFINITIVE NOTE IS BEING ACQUIRED FOR THE OWNER'S OWN ACCOUNT WITHOUT TRANSFER, (II) SUCH EXCHANGE HAS BEEN EFFECTED IN COMPLIANCE WITH THE TRANSFER RESTRICTIONS APPLICABLE TO THE RESTRICTED GLOBAL NOTES AND PURSUANT TO AND IN ACCORDANCE WITH THE SECURITIES ACT, (III) THE RESTRICTIONS ON TRANSFER CONTAINED IN THE INDENTURE AND THE PRIVATE PLACEMENT LEGEND ARE NOT REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT AND (IV) THE DEFINITIVE NOTE IS BEING ACQUIRED IN

                                                                     EXHIBIT C

COMPLIANCE WITH ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

          (C)/ /CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. IN CONNECTION WITH THE OWNER'S EXCHANGE OF A RESTRICTED DEFINITIVE NOTE FOR A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE, THE OWNER HEREBY CERTIFIES (I) THE BENEFICIAL INTEREST
 IS BEING ACQUIRED FOR THE OWNER'S OWN ACCOUNT WITHOUT TRANSFER, (II) SUCH EXCHANGE HAS BEEN EFFECTED IN COMPLIANCE WITH THE TRANSFER RESTRICTIONS APPLICABLE TO RESTRICTED DEFINITIVE NOTES AND PURSUANT TO AND IN ACCORDANCE WITH THE SECURITIES ACT, (III) THE RESTRICTIONS ON TRANSFER CONTAINED IN THE INDENTURE AND THE PRIVATE PLACEMENT LEGEND ARE NOT REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT AND (IV) THE BENEFICIAL INTEREST IS BEING ACQUIRED IN COMPLIANCE WITH ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.


          (D)/ /CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. IN CONNECTION WITH THE OWNER'S EXCHANGE OF A RESTRICTED DEFINITIVE NOTE FOR AN UNRESTRICTED DEFINITIVE NOTE, THE OWNER HEREBY CERTIFIES (I) THE UNRESTRICTED DEFINITIVE NOTE IS BEING ACQUIRED FOR THE OWNER'S OWN ACCOUNT WITHOUT TRANSFER, (II) SUCH EXCHANGE HAS BEEN EFFECTED IN COMPLIANCE WITH THE TRANSFER RESTRICTIONS APPLICABLE TO RESTRICTED DEFINITIVE NOTES AND PURSUANT TO AND IN ACCORDANCE WITH THE SECURITIES ACT, (III) THE RESTRICTIONS ON TRANSFER CONTAINED IN THE INDENTURE AND THE PRIVATE PLACEMENT LEGEND ARE NOT REQUIRED IN ORDER TO MAINTAIN COMPLIANCE WITH THE SECURITIES ACT AND (IV) THE UNRESTRICTED DEFINITIVE NOTE IS BEING ACQUIRED IN COMPLIANCE WITH ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.


      2.EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES


          (A)/ /CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A
RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. IN CONNECTION WITH THE EXCHANGE OF THE OWNER'S BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE FOR A RESTRICTED DEFINITIVE NOTE WITH AN EQUAL PRINCIPAL AMOUNT, THE OWNER HEREBY CERTIFIES THAT THE RESTRICTED DEFINITIVE NOTE IS BEING ACQUIRED FOR THE OWNER'S OWN ACCOUNT WITHOUT TRANSFER. UPON CONSUMMATION OF THE PROPOSED EXCHANGE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, THE RESTRICTED DEFINITIVE NOTE ISSUED WILL CONTINUE TO BE SUBJECT TO THE RESTRICTIONS ON TRANSFER ENUMERATED IN THE PRIVATE PLACEMENT LEGEND PRINTED ON THE RESTRICTED DEFINITIVE NOTE AND IN THE INDENTURE AND THE SECURITIES ACT.


          (B)CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. IN CONNECTION WITH THE EXCHANGE OF THE OWNER'S RESTRICTED DEFINITIVE NOTE FOR A BENEFICIAL INTEREST IN THE [CHECK ONE] / / 144A GLOBAL NOTE, / / REGULATION S GLOBAL NOTE,
/ / IAI GLOBAL NOTE WITH AN EQUAL PRINCIPAL AMOUNT, THE OWNER HEREBY CERTIFIES
(I) THE BENEFICIAL INTEREST IS BEING ACQUIRED FOR THE OWNER'S OWN ACCOUNT WITHOUT TRANSFER AND (II) SUCH EXCHANGE HAS BEEN EFFECTED IN COMPLIANCE WITH THE TRANSFER RESTRICTIONS APPLICABLE TO THE RESTRICTED GLOBAL NOTES AND PURSUANT TO AND IN ACCORDANCE WITH THE SECURITIES ACT, AND IN COMPLIANCE WITH ANY APPLICABLE BLUE SKY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. UPON CONSUMMATION OF THE PROPOSED EXCHANGE IN ACCORDANCE WITH THE TERMS OF
THE INDENTURE, THE BENEFICIAL INTEREST ISSUED WILL BE SUBJECT TO THE RESTRICTIONS ON TRANSFER ENUMERATED IN THE PRIVATE PLACEMENT.

                                                                     EXHIBIT C

LEGEND PRINTED ON THE RELEVANT RESTRICTED GLOBAL NOTE AND IN THE INDENTURE AND THE SECURITIES ACT.

 THIS CERTIFICATE AND THE STATEMENTS CONTAINED HEREIN ARE MADE FOR YOUR BENEFIT
                        AND THE BENEFIT OF THE COMPANY.



                                                     [INSERT NAME OF TRANSFEROR]


                                     BY:
                                     NAME:
                                     TITLE:
DATED:

                                                                       EXHIBIT D


                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR


J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
4508 IDS CENTER
MINNEAPOLIS, MINNESOTA  55402

[REGISTRAR ADDRESS BLOCK]


            RE:  11 1/2% SENIOR SUBORDINATED NOTES DUE 2009

           REFERENCE IS HEREBY MADE TO THE INDENTURE, DATED AS OF MAY 28 (THE "INDENTURE"), BETWEEN J.L. FRENCH AUTOMOTIVE CASTINGS, INC., AS COMPANY (THE "COMPANY"), AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE INDENTURE.


           IN CONNECTION WITH OUR PROPOSED PURCHASE OF $______________ AGGREGATE PRINCIPAL AMOUNT OF:


           (A)   / /  A BENEFICIAL INTEREST IN A GLOBAL NOTE, OR


           (B)   / /  A DEFINITIVE NOTE,


           WE CONFIRM THAT:


           1. WE UNDERSTAND THAT ANY SUBSEQUENT TRANSFER OF THE NOTES OR ANY INTEREST THEREIN IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE AND THE UNDERSIGNED AGREES TO BE BOUND BY, AND NOT TO RESELL, PLEDGE OR OTHERWISE TRANSFER THE NOTES OR ANY INTEREST THEREIN EXCEPT IN COMPLIANCE WITH, SUCH RESTRICTIONS AND CONDITIONS AND THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").


           2. WE UNDERSTAND THAT THE OFFER AND SALE OF THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND THAT THE NOTES AND ANY INTEREST THEREIN MAY NOT BE OFFERED OR SOLD EXCEPT AS PERMITTED IN THE FOLLOWING SENTENCE. WE AGREE, ON OUR OWN BEHALF AND ON BEHALF OF ANY ACCOUNTS FOR WHICH WE ARE ACTING AS HEREINAFTER STATED, THAT IF WE SHOULD SELL THE NOTES OR ANY INTEREST THEREIN, WE WILL DO SO ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED THEREIN), (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED BELOW) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO YOU AND TO THE COMPANY A SIGNED LETTER SUBSTANTIALLY IN THE FORM OF THIS LETTER AND AN OPINION OF COUNSEL IN FORM REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE PROVISIONS OF RULE 144(K) UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND WE FURTHER AGREE TO PROVIDE TO ANY PERSON PURCHASING THE DEFINITIVE NOTE OR BENEFICIAL INTEREST IN A GLOBAL NOTE FROM US IN A TRANSACTION MEETING THE REQUIREMENTS OF CLAUSES
(A) THROUGH (E) OF THIS PARAGRAPH A NOTICE ADVISING SUCH PURCHASER THAT RESALES THEREOF ARE RESTRICTED AS STATED HEREIN.

                                                                       EXHIBIT D


           3. WE UNDERSTAND THAT, ON ANY PROPOSED RESALE OF THE NOTES OR BENEFICIAL INTEREST THEREIN, WE WILL BE REQUIRED TO FURNISH TO YOU AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS YOU AND THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE PROPOSED SALE COMPLIES WITH THE FOREGOING RESTRICTIONS. WE FURTHER UNDERSTAND THAT THE NOTES PURCHASED BY US WILL BEAR A LEGEND TO THE FOREGOING EFFECT.


           4. WE ARE AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) AND HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS AS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF OUR INVESTMENT IN THE NOTES, AND WE AND ANY ACCOUNTS FOR WHICH WE ARE ACTING ARE EACH ABLE TO BEAR THE ECONOMIC RISK OF OUR OR ITS INVESTMENT.


           5. WE ARE ACQUIRING THE NOTES OR BENEFICIAL INTEREST THEREIN PURCHASED BY US FOR OUR OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS (EACH OF WHICH IS AN INSTITUTIONAL "ACCREDITED INVESTOR") AS TO EACH OF WHICH WE EXERCISE SOLE INVESTMENT DISCRETION.


           YOU AND THE COMPANY ARE ENTITLED TO RELY UPON THIS LETTER AND ARE IRREVOCABLY AUTHORIZED TO PRODUCE THIS LETTER OR A COPY HEREOF TO ANY INTERESTED PARTY IN ANY ADMINISTRATIVE OR LEGAL PROCEEDINGS OR OFFICIAL INQUIRY WITH RESPECT TO THE MATTERS COVERED HEREBY.



                                            [INSERT NAME OF ACCREDITED INVESTOR]


                                     BY:
                                     NAME:
                                     TITLE:
DATED:

                                                                      EXHIBIT E


                         [FORM OF NOTATION OF GUARANTY]


          FOR VALUE RECEIVED, EACH OF THE UNDERSIGNED, AS A SUBSIDIARY GUARANTOR (WHICH TERM INCLUDES ANY SUCCESSOR PERSON UNDER THE INDENTURE) HAS, JOINTLY AND SEVERALLY, UNCONDITIONALLY GUARANTEED, TO THE EXTENT SET FORTH IN THE INDENTURE DATED AS OF MAY 28, 1999 (THE "INDENTURE") AMONG J.L. FRENCH AUTOMOTIVE CASTINGS, INC., THE UNDERSIGNED THERETO AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE (THE "TRUSTEE") AND SUBJECT TO THE PROVISIONS IN THE INDENTURE, (A) THE DUE AND PUNCTUAL PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE NOTES (AS DEFINED IN THE INDENTURE), WHETHER AT MATURITY, BY ACCELERATION, REDEMPTION OR OTHERWISE, THE DUE AND PUNCTUAL PAYMENT OF INTEREST ON OVERDUE PRINCIPAL AND PREMIUM, AND, TO THE EXTENT PERMITTED BY LAW, INTEREST, AND THE DUE AND PUNCTUAL PERFORMANCE OF ALL OTHER OBLIGATIONS OF THE COMPANY TO THE HOLDERS OR THE TRUSTEE, ALL IN ACCORDANCE WITH THE TERMS OF THE INDENTURE AND (B) IN CASE OF ANY EXTENSION OF TIME OF PAYMENT OR RENEWAL OF ANY NOTES OR ANY OF SUCH OTHER OBLIGATIONS, THAT THE SAME WILL BE PROMPTLY PAID IN FULL WHEN DUE OR PERFORMED IN ACCORDANCE WITH THE TERMS OF THE EXTENSION OR RENEWAL, WHETHER AT STATED MATURITY, BY ACCELERATION OR OTHERWISE. THE OBLIGATIONS OF THE SUBSIDIARY GUARANTORS TO THE HOLDERS OF NOTES AND TO THE TRUSTEE PURSUANT TO THE SUBSIDIARY GUARANTY AND THE INDENTURE ARE EXPRESSLY SET FORTH IN ARTICLE 11 OF THE INDENTURE AND REFERENCE IS HEREBY MADE TO THE INDENTURE FOR THE PRECISE TERMS OF THE SUBSIDIARY GUARANTY. EACH HOLDER OF A NOTE, BY ACCEPTING THE SAME (A) AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS,
(B) AUTHORIZES AND DIRECTS THE TRUSTEE, ON BEHALF OF SUCH HOLDER, TO TAKE SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE TO EFFECTUATE THE SUBORDINATION AS PROVIDED IN THE INDENTURE AND (C) APPOINTS THE TRUSTEE ATTORNEY-IN-FACT OF SUCH HOLDER FOR SUCH PURPOSE; PROVIDED, HOWEVER, THAT THE INDEBTEDNESS EVIDENCED BY THIS SUBSIDIARY GUARANTY SHALL CEASE TO BE SO SUBORDINATED AND SUBJECT IN RIGHT OF PAYMENT UPON ANY DEFEASANCE OF THIS NOTE IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE.



                                                        FRENCH HOLDINGS, INC.



                                                        BY:
                                                           -------------------
                                                        NAME:
                                                        TITLE:

                                                        ALLOTECH INTERNATIONAL,
                                                        INC.



                                                        BY:
                                                           -------------------
                                                        NAME:
                                                        TITLE:

                                                        J.L.FRENCH CORPORATION



                                                        BY:
                                                           -------------------
                                                        NAME:
                                                        TITLE:

                         [FORM OF SUPPLEMENTAL INDENTURE
              TO BE DELIVERED BY SUBSEQUENT SUBSIDIARY GUARANTORS]


     SUPPLEMENTAL INDENTURE (THIS "SUPPLEMENTAL INDENTURE"), DATED AS OF _________________, AMONG _________________ (THE "GUARANTEEING SUBSIDIARY"), A
SUBSIDIARY OF J.L. FRENCH AUTOMOTIVE CASTINGS, INC. (OR ITS PERMITTED SUCCESSOR), A DELAWARE CORPORATION (THE "COMPANY"), THE COMPANY, THE OTHER SUBSIDIARY GUARANTORS (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN) AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW (THE "TRUSTEE").

                               W I T N E S S E T H


     WHEREAS, THE COMPANY HAS HERETOFORE EXECUTED AND DELIVERED TO THE TRUSTEE AN INDENTURE (THE "INDENTURE"), DATED AS OF MAY 28, 1999 PROVIDING FOR THE ISSUANCE OF THE COMPANY'S 11 1/2% SENIOR SUBORDINATEd NOTES DUE 2009 (THE "NOTES");

     WHEREAS, THE INDENTURE PROVIDES THAT UNDER CERTAIN CIRCUMSTANCES THE GUARANTEEING SUBSIDIARY SHALL EXECUTE AND DELIVER TO THE TRUSTEE A SUPPLEMENTAL INDENTURE PURSUANT TO WHICH THE GUARANTEEING SUBSIDIARY SHALL UNCONDITIONALLY GUARANTEE ALL OF THE COMPANY'S OBLIGATIONS UNDER THE NOTES AND THE INDENTURE ON THE TERMS AND CONDITIONS SET FORTH HEREIN (THE "NOTE GUARANTY"); AND

     WHEREAS, PURSUANT TO SECTION 9.01 OF THE INDENTURE, THE TRUSTEE IS AUTHORIZED TO EXECUTE AND DELIVER THIS SUPPLEMENTAL INDENTURE.

     NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE GUARANTEEING SUBSIDIARY AND THE TRUSTEE MUTUALLY COVENANT AND AGREE FOR THE EQUAL AND RATABLE BENEFIT OF THE HOLDERS OF THE NOTES AS FOLLOWS:

           1.CAPITALIZED TERMS. CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE INDENTURE.

           2.AGREEMENT TO GUARANTEE. THE GUARANTEEING SUBSIDIARY HEREBY AGREES AS FOLLOWS:

                 (A)ALONG WITH ALL SUBSIDIARY GUARANTORS NAMED IN THE INDENTURE, TO JOINTLY AND SEVERALLY GUARANTY TO EACH HOLDER OF A NOTE AUTHENTICATED AND DELIVERED BY THE TRUSTEE AND TO THE TRUSTEE AND ITS SUCCESSORS AND ASSIGNS, THE NOTES OR THE OBLIGATIONS OF THE COMPANY HEREUNDER OR THEREUNDER, THAT:


                       (I)THE PRINCIPAL OF AND INTEREST ON THE NOTES WILL BE
                 PROMPTLY PAID IN FULL WHEN DUE, WHETHER AT MATURITY, BY ACCELERATION, REDEMPTION OR OTHERWISE, AND INTEREST ON THE OVERDUE PRINCIPAL OF AND INTEREST ON THE NOTES, IF ANY, IF LAWFUL, AND ALL OTHER OBLIGATIONS OF THE COMPANY TO THE HOLDERS OR THE TRUSTEE HEREUNDER OR THEREUNDER WILL BE PROMPTLY PAID IN FULL OR PERFORMED, ALL IN ACCORDANCE WITH THE TERMS HEREOF AND THEREOF; AND


                       (II)IN CASE OF ANY EXTENSION OF TIME OF PAYMENT OR
                 RENEWAL OF ANY NOTES

           OR ANY OF SUCH OTHER OBLIGATIONS, THAT SAME WILL BE PROMPTLY PAID IN FULL WHEN DUE OR PERFORMED IN ACCORDANCE WITH THE TERMS OF THE EXTENSION OR RENEWAL, WHETHER AT STATED MATURITY, BY ACCELERATION OR OTHERWISE. FAILING PAYMENT WHEN DUE OF ANY AMOUNT SO GUARANTEED OR ANY PERFORMANCE SO GUARANTEED FOR WHATEVER REASON, THE SUBSIDIARY GUARANTORS SHALL BE JOINTLY AND SEVERALLY OBLIGATED TO PAY THE SAME IMMEDIATELY.

                 (B)THE OBLIGATIONS HEREUNDER SHALL BE UNCONDITIONAL, IRRESPECTIVE OF THE VALIDITY, REGULARITY OR ENFORCEABILITY OF THE NOTES OR THE INDENTURE, THE ABSENCE OF ANY ACTION TO ENFORCE THE SAME, ANY WAIVER OR CONSENT BY ANY HOLDER OF THE NOTES WITH RESPECT TO ANY PROVISIONS HEREOF OR THEREOF, THE RECOVERY OF ANY JUDGMENT AGAINST THE COMPANY, ANY ACTION TO ENFORCE THE SAME OR ANY OTHER CIRCUMSTANCE WHICH MIGHT OTHERWISE CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OR DEFENSE OF A GUARANTOR.

                 (C)THE FOLLOWING IS HEREBY WAIVED: DILIGENCE PRESENTMENT, DEMAND OF PAYMENT, FILING OF CLAIMS WITH A COURT IN THE EVENT OF INSOLVENCY OR BANKRUPTCY OF THE COMPANY, ANY RIGHT TO REQUIRE PROCEEDING FIRST AGAINST THE COMPANY, PROTEST, NOTICE AND ALL DEMANDS WHATSOEVER.

                 (D)THIS NOTE GUARANTY SHALL NOT BE DISCHARGED EXCEPT BY COMPLETE PERFORMANCE OF THE OBLIGATIONS CONTAINED IN THE NOTES AND THE INDENTURE, AND THE GUARANTEEING SUBSIDIARY ACCEPTS ALL OBLIGATIONS OF A SUBSIDIARY GUARANTOR UNDER THE INDENTURE.

                 (E)IF ANY HOLDER OR THE TRUSTEE IS REQUIRED BY ANY COURT OR OTHERWISE TO RETURN TO THE COMPANY, THE SUBSIDIARY GUARANTORS, OR ANY CUSTODIAN, TRUSTEE, LIQUIDATOR OR OTHER SIMILAR OFFICIAL ACTING IN RELATION TO EITHER THE COMPANY OR THE SUBSIDIARY GUARANTORS, ANY AMOUNT PAID BY EITHER TO THE TRUSTEE OR SUCH HOLDER, THIS NOTE GUARANTY, TO THE EXTENT THERETOFORE DISCHARGED, SHALL BE REINSTATED IN FULL FORCE AND EFFECT.

                 (F)THE GUARANTEEING SUBSIDIARY SHALL NOT BE ENTITLED TO ANY RIGHT OF SUBROGATION IN RELATION TO THE HOLDERS IN RESPECT OF ANY OBLIGATIONS GUARANTEED HEREBY UNTIL PAYMENT IN FULL OF ALL OBLIGATIONS GUARANTEED HEREBY.

                 (G)AS BETWEEN THE SUBSIDIARY GUARANTORS, ON THE ONE HAND, AND THE HOLDERS AND THE TRUSTEE, ON THE OTHER HAND, (X) THE MATURITY OF THE OBLIGATIONS GUARANTEED HEREBY MAY BE ACCELERATED AS PROVIDED IN ARTICLE 6 OF THE INDENTURE FOR THE PURPOSES OF THIS NOTE GUARANTY, NOTWITHSTANDING ANY STAY, INJUNCTION OR OTHER PROHIBITION PREVENTING SUCH ACCELERATION IN RESPECT OF THE OBLIGATIONS GUARANTEED HEREBY, AND (Y) IN THE EVENT OF ANY DECLARATION OF ACCELERATION OF SUCH OBLIGATIONS AS PROVIDED IN
           ARTICLE 6 OF THE INDENTURE, SUCH OBLIGATIONS (WHETHER OR NOT DUE AND PAYABLE) SHALL FORTHWITH BECOME DUE AND PAYABLE BY THE SUBSIDIARY GUARANTORS FOR THE PURPOSE OF THIS NOTE GUARANTY.

                 (H)THE SUBSIDIARY GUARANTORS SHALL HAVE THE RIGHT TO SEEK CONTRIBUTION FROM ANY NON-PAYING SUBSIDIARY GUARANTOR SO LONG AS THE EXERCISE OF SUCH RIGHT DOES NOT IMPAIR THE RIGHTS OF THE HOLDERS

                 (I)PURSUANT TO SECTION 11.03 OF THE INDENTURE, AFTER
           GIVING EFFECT TO ANY MAXIMUM AMOUNT AND ANY OTHER CONTINGENT AND FIXED LIABILITIES THAT ARE RELEVANT UNDER ANY APPLICABLE BANKRUPTCY OR FRAUDULENT CONVEYANCE LAWS, AND AFTER GIVING EFFECT TO ANY COLLECTIONS FROM, RIGHTS TO RECEIVE CONTRIBUTION FROM OR PAYMENTS MADE BY OR ON BEHALF OF ANY OTHER SUBSIDIARY GUARANTOR IN RESPECT OF THE OBLIGATIONS OF SUCH OTHER SUBSIDIARY GUARANTOR UNDER ARTICLE 11 OF THE INDENTURE, THIS NEW NOTE GUARANTY SHALL BE LIMITED TO THE MAXIMUM AMOUNT PERMISSIBLE SUCH THAT THE OBLIGATIONS OF SUCH SUBSIDIARY GUARANTOR UNDER THIS NOTE GUARANTY WILL NOT CONSTITUTE A FRAUDULENT TRANSFER OR CONVEYANCE.

                 (J)THE OBLIGATIONS OF EACH SUBSIDIARY GUARANTOR
           HEREUNDER AND UNDER ARTICLE 11 OF THE INDENTURE SHALL BE JUNIOR
           AND SUBORDINATED IN RIGHT OF PAYMENT TO ANY SENIOR DEBT OF SUCH SUBSIDIARY GUARANTOR AS PROVIDED IN SECTION 11.02 OF THE INDENTURE.

           3.EXECUTION AND DELIVERY. EACH GUARANTEEING SUBSIDIARY AGREES THAT THE NOTE GUARANTIES SHALL REMAIN IN FULL FORCE AND EFFECT NOTWITHSTANDING ANY FAILURE TO ENDORSE ON EACH NOTE A NOTATION OF SUCH NOTE GUARANTY.


           4.GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.


                 (A)THE GUARANTEEING SUBSIDIARY MAY NOT CONSOLIDATE WITH OR
            MERGE WITH OR INTO (WHETHER OR NOT SUCH SUBSIDIARY GUARANTOR IS THE SURVIVING PERSON) ANOTHER CORPORATION, PERSON OR ENTITY WHETHER OR NOT AFFILIATED WITH SUCH SUBSIDIARY GUARANTOR UNLESS:

                       (I)SUBJECT TO SECTIONS 11.04 AND 11.05 OF THE
                 INDENTURE, THE PERSON FORMED BY OR SURVIVING ANY SUCH CONSOLIDATION OR MERGER (IF OTHER THAN A SUBSIDIARY GUARANTOR OR THE COMPANY) UNCONDITIONALLY ASSUMES ALL THE OBLIGATIONS OF SUCH SUBSIDIARY GUARANTOR, PURSUANT TO A SUPPLEMENTAL INDENTURE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE TRUSTEE, UNDER THE NOTES, THE INDENTURE AND THE NOTE GUARANTY ON THE TERMS SET FORTH HEREIN OR THEREIN; AND

                       (II)IMMEDIATELY AFTER GIVING EFFECT TO SUCH TRANSACTION,
                 NO DEFAULT OR EVENT OF DEFAULT EXISTS.

                 (B)IN CASE OF ANY SUCH CONSOLIDATION, MERGER, SALE OR
            CONVEYANCE AND UPON THE ASSUMPTION BY THE SUCCESSOR CORPORATION, BY SUPPLEMENTAL INDENTURE, EXECUTED AND DELIVERED TO THE TRUSTEE AND SATISFACTORY IN FORM TO THE TRUSTEE, OF THE NOTE GUARANTY ENDORSED UPON THE NOTES AND THE DUE AND PUNCTUAL PERFORMANCE OF ALL OF THE COVENANTS AND CONDITIONS OF THE INDENTURE TO BE PERFORMED BY THE SUBSIDIARY GUARANTOR, SUCH SUCCESSOR CORPORATION SHALL SUCCEED TO AND BE SUBSTITUTED FOR THE SUBSIDIARY GUARANTOR WITH THE SAME EFFECT AS IF IT HAD BEEN NAMED HEREIN AS A GUARANTOR. SUCH SUCCESSOR CORPORATION THEREUPON MAY CAUSE TO BE SIGNED ANY OR ALL OF THE NOTE GUARANTIES TO BE ENDORSED UPON ALL OF THE NOTES ISSUABLE HEREUNDER WHICH THERETOFORE SHALL NOT HAVE BEEN SIGNED BY THE COMPANY AND DELIVERED TO THE TRUSTEE. ALL THE NOTE GUARANTIES SO ISSUED SHALL IN ALL RESPECTS HAVE THE SAME LEGAL RANK AND BENEFIT UNDER THE INDENTURE AS THE NOTE GUARANTIES THERETOFORE AND THEREAFTER ISSUED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE AS THOUGH ALL OF SUCH NOTE GUARANTIES HAD BEEN ISSUED AT THE DATE OF THE EXECUTION HEREOF.

                 (C)EXCEPT AS SET FORTH IN ARTICLES 4 AND 5 OF THE INDENTURE,
            AND NOTWITHSTANDING CLAUSES (A) AND (B) ABOVE, NOTHING CONTAINED IN THE INDENTURE OR IN ANY OF THE NOTES SHALL PREVENT ANY CONSOLIDATION OR MERGER OF A SUBSIDIARY GUARANTOR WITH OR INTO THE COMPANY OR ANOTHER SUBSIDIARY GUARANTOR, OR SHALL PREVENT ANY SALE OR CONVEYANCE OF THE PROPERTY OF A SUBSIDIARY GUARANTOR AS AN ENTIRETY OR SUBSTANTIALLY AS AN ENTIRETY TO THE COMPANY OR ANOTHER SUBSIDIARY GUARANTOR.

           5.RELEASES.


                 (A)IN THE EVENT OF A SALE OR OTHER DISPOSITION OF ALL OF THE
            ASSETS OF ANY SUBSIDIARY GUARANTOR, BY WAY OF MERGER, CONSOLIDATION OR OTHERWISE, OR A SALE OR OTHER DISPOSITION OF ALL TO THE CAPITAL STOCK OF ANY SUBSIDIARY GUARANTOR, IN EACH CASE TO A PERSON THAT IS NOT (EITHER BEFORE OR AFTER GIVING EFFECT TO SUCH TRANSACTION) A RESTRICTED SUBSIDIARY OF THE COMPANY, THEN SUCH SUBSIDIARY GUARANTOR (IN THE EVENT OF A SALE OR OTHER DISPOSITION, BY WAY OF MERGER, CONSOLIDATION OR OTHERWISE, OF ALL OF THE CAPITAL STOCK OF SUCH SUBSIDIARY GUARANTOR) OR THE CORPORATION ACQUIRING THE PROPERTY (IN THE EVENT OF A SALE OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF SUCH SUBSIDIARY GUARANTOR) WILL BE RELEASED AND RELIEVED OF ANY OBLIGATIONS UNDER ITS NOTE GUARANTY; PROVIDED THAT THE NET PROCEEDS OF SUCH SALE OR OTHER DISPOSITION ARE APPLIED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE INDENTURE, INCLUDING WITHOUT LIMITATION SECTION 4.10 OF THE INDENTURE. UPON DELIVERY BY THE COMPANY TO THE TRUSTEE OF AN OFFICERS' CERTIFICATE AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH SALE OR OTHER DISPOSITION WAS MADE BY THE COMPANY IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE, INCLUDING WITHOUT LIMITATION SECTION 4.10 OF THE INDENTURE, THE TRUSTEE SHALL EXECUTE ANY DOCUMENTS REASONABLY REQUIRED IN ORDER TO EVIDENCE THE RELEASE OF ANY SUBSIDIARY GUARANTOR FROM ITS OBLIGATIONS UNDER ITS NOTE GUARANTY.

                 (B)ANY SUBSIDIARY GUARANTOR NOT RELEASED FROM ITS
            OBLIGATIONS UNDER ITS NOTE GUARANTY SHALL REMAIN LIABLE FOR THE FULL AMOUNT OF PRINCIPAL OF AND INTEREST ON THE NOTES AND FOR THE OTHER OBLIGATIONS OF ANY SUBSIDIARY GUARANTOR UNDER THE INDENTURE AS PROVIDED IN ARTICLE 11 OF THE INDENTURE.

           6.NO RECOURSE AGAINST OTHERS. NO PAST, PRESENT OR FUTURE DIRECTOR, OFFICER, EMPLOYEE, INCORPORATOR, STOCKHOLDER OR AGENT OF THE GUARANTEEING SUBSIDIARY, AS SUCH, SHALL HAVE ANY LIABILITY FOR ANY OBLIGATIONS OF THE COMPANY OR ANY GUARANTEEING SUBSIDIARY UNDER THE NOTES, ANY NOTE, GUARANTIES, THE INDENTURE OR THIS SUPPLEMENTAL INDENTURE OR FOR ANY CLAIM BASED ON, IN RESPECT OF, OR BY REASON OF, SUCH OBLIGATIONS OR THEIR CREATION. EACH OF THE NOTES BY ACCEPTING A NOTE WAIVES AND RELEASES ALL SUCH LIABILITY. THE WAIVER AND RELEASE ARE PART OF THE CONSIDERATION FOR ISSUANCE OF THE NOTES. SUCH WAIVER MAY NOT BE EFFECTIVE TO WAIVE LIABILITIES UNDER THE FEDERAL SECURITIES LAWS AND IT IS THE VIEW OF THE SEC THAT SUCH A WAIVER IS AGAINST PUBLIC POLICY.

           7.NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

           8.COUNTERPARTS THE PARTIES MAY SIGN ANY NUMBER OF COPIES OF THIS SUPPLEMENTAL

     INDENTURE. EACH SIGNED COPY SHALL BE AN ORIGINAL, BUT ALL OF THEM TOGETHER REPRESENT THE SAME AGREEMENT.


           9.EFFECT OF HEADINGS. THE SECTION HEADINGS HEREIN ARE FOR CONVENIENCE ONLY AND SHALL NOT AFFECT THE CONSTRUCTION HEREOF.

           10.THE TRUSTEE. THE TRUSTEE SHALL NOT BE RESPONSIBLE IN ANY MANNER WHATSOEVER FOR OR IN RESPECT OF THE VALIDITY OR SUFFICIENCY OF THIS SUPPLEMENTAL INDENTURE OR FOR OR IN RESPECT OF THE RECITALS CONTAINED HEREIN, ALL OF WHICH RECITALS ARE MADE SOLELY BY THE GUARANTEEING SUBSIDIARY AND THE COMPANY.

     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS SUPPLEMENTAL INDENTURE TO BE DULY EXECUTED AND ATTESTED, ALL AS OF THE DATE FIRST ABOVE WRITTEN.


DATED:  _______________, ____
                                                       [GUARANTEEING SUBSIDIARY]



                                                        BY:
                                                            --------------------
                                                        NAME:
                                                        TITLE:

                                                        J.L. FRENCH AUTOMOTIVE
                                                        CASTINGS, INC.



                                                        BY:
                                                            --------------------
                                                        NAME:
                                                        TITLE:

                                                        FRENCH HOLDINGS, INC.



                                                        BY:
                                                           ---------------------
                                                        NAME:
                                                        TITLE:

                                                        ALLOTECH INTERNATIONAL,
                                                        INC.



                                                        BY:
                                                           ---------------------
                                                        NAME:
                                                        TITLE:

                                                        J.L. FRENCH CORPORATION



                                                        BY:
                                                           ---------------------
                                                        NAME:
                                                        TITLE:

                                                        U.S. BANK TRUST NATIONAL
                                                        ASSOCIATION, AS TRUSTEE



                                                        BY:
                                                           ---------------------
                                                            AUTHORIZED SIGNATORY

                                   SCHEDULE I
                        SCHEDULE OF SUBSIDIARY GUARANTORS


        THE FOLLOWING SCHEDULE LISTS EACH SUBSIDIARY GUARANTOR UNDER THE
                        INDENTURE AS OF THE ISSUE DATE:


                              FRENCH HOLDINGS, INC.


                          ALLOTECH INTERNATIONAL, INC.


                             J.L. FRENCH CORPORATION